UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number File No. 811-08055

TIAA-CREF MUTUAL FUNDS
(Exact name of registrant as specified in charter)

730 Third Avenue, New York, New York 10017
(Address of principal executive offices) (Zip code)

Stewart P. Greene, Esq.
c/o TIAA-CREF
730 Third Avenue,
New York, New York 10017-3206
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-490-9000

Date of fiscal year end: December 31

Date of reporting period: July 1 – December 31, 2005

Item 1. Reports to Stockholders.

2005 ANNUAL REPORT

TIAA-CREF
MUTUAL FUNDS

DECEMBER 31, 2005
Audited financial statements including summary portfolios of investments

International Equity	High-Yield Bond

Growth Equity	Short-Term Bond

Growth & Income	Tax-Exempt Bond

Equity Index	Bond Plus

Social Choice Equity	Money Market

Managed Allocation

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PERFORMANCE OVERVIEW AS OF DECEMBER 31, 2005

		Average annual compound rates of total return
	Inception			Since
	date	1 year	5 years	inception

EQUITIES

International Equity Fund	9/2/1997	14.23%	3.80%	6.94%

Growth Equity Fund	9/2/1997	5.24	–5.10	2.21

Growth & Income Fund	9/2/1997	6.26	–0.69	5.60

Equity Index Fund	4/3/2000	5.84	1.39	–0.88

Social Choice Equity Fund	4/3/2000	6.52	1.48	–0.44

EQUITIES & FIXED INCOME

Managed Allocation Fund	9/2/1997	5.24	2.78	6.26

FIXED INCOME

High-Yield Bond Fund	4/3/2000	2.72	7.80	7.35

Short-Term Bond Fund	4/3/2000	1.47	4.67	5.42

Tax-Exempt Bond Fund	4/3/2000	2.12	5.61	6.22

Bond Plus Fund	9/2/1997	2.42	5.90	6.39

Money Market Fund*	9/2/1997	3.02	2.15	3.52

NET ANNUALIZED YIELD		NET ANNUALIZED YIELD

(30-day period ended 12/31/2005)		(7-day period ended 12/27/2005)

	Effective		Current	Effective

Bond Plus Fund	2.18%	Money Market Fund*	4.01%	4.09%

*Investments in the TIAA-CREF Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The current yield more closely reflects current earnings than does the total return. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

The returns quoted represent past performance, which is no guarantee of future results. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

The TIAA-CREF Mutual Funds are not promoted or sponsored by, or affiliated with, the Frank Russell Company.

Understanding your TIAA-CREF Mutual Funds report

This report contains information about TIAA-CREF Mutual Funds and analyzes their results for the year ended December 31, 2005. It has four main sections:

•	The performance overview on the facing page shows the funds’ returns in a variety of time periods.
•	The letter from Scott Evans, TIAA-CREF’s chief investment officer, explains how the performance of the U.S. and foreign investment markets differed during the past year.
•	The fund performance section compares each fund’s return with the returns of that fund’s benchmark and peer group. This section also provides information about risks and expenses.
•	The financial statements contain detailed information about the operations and financial condition of each fund.

          You can get current performance information at the end of every business day from our automated telephone service or from the TIAA-CREF website.

          As always, you should carefully consider the investment objectives, risks, charges and expenses of any fund before investing. Please visit our website at www.tiaa-cref.org, or call 800 223-1200, for a prospectus that contains this and other important information. We urge you to read it carefully before investing.

Contents

Report to investors	2	Summary portfolios of investments	53

More information for investors	4	Financial statements

		Statements of assets and liabilities	94

Special terms	5	Statements of operations	98

		Statements of changes in net assets	102

Understanding investment risk	6	Financial highlights	110

		Notes to financial statements	132
Important information about expenses	8

Fund performance

International Equity Fund	9	Report of independent registered public accounting firm	142

Growth Equity Fund	13

Growth & Income Fund	17	Report of management responsibility	143

Equity Index Fund	21

Social Choice Equity Fund	25	2005 special meeting	145

Managed Allocation Fund	29

High-Yield Bond Fund	33	Management	146

Short-Term Bond Fund	37

Tax-Exempt Bond Fund	41	Important tax information	151

Bond Plus Fund	45

Money Market Fund	49	How to reach us	Inside back cover

Report to investors

During 2005 rising interest rates, record oil prices and a pair of catastrophic hurricanes tested the resilience of the nation’s economy and confined U.S. stock and bond returns to a narrow range.

          Gains were concentrated in brief periods, rewarding investors who remained fully invested throughout the year. The Russell 3000® Index, one of the broadest U.S. stock market barometers, posted positive results in only seven months, and its 6.1% advance for the year depended largely on the 4.1% jump during July.

The Federal Reserve tightens credit

The nation’s Gross Domestic Product grew at a rate of 4.1% during the third quarter, despite horrific storm damage across a wide portion of the Gulf coast. This growth rate is well above the long-term trend, which is between 3.0% and 3.5%. Initial data indicates that fourth-quarter growth was much slower.

          The Federal Reserve acted against the threat of inflation, raising short-term interest rates eight times in 2005. At year-end, the federal funds rate stood at 4.25%—its highest level since May 2001.

Bonds dip, foreign stocks soar

Longer-term interest rates rose much less than short-term rates. The yield on 10-year Treasury notes, which serves as the benchmark for the bond market, went from 4.22% to 4.39% during the year, and bond prices declined. (Bond yields and bond prices move in opposite directions.)

          The Lehman Brothers U.S. Aggregate Index, which measures the investment-grade bond market in the United States, returned 2.4%—less than half of its historical norm.

          For the third consecutive year, foreign stocks enjoyed larger gains than U.S. issues. The MSCI EAFE® Index, which tracks 21 stock markets outside the United States, climbed 13.5% in terms of dollars—more than double the return of the Russell 3000.

          In contrast, over the ten-year period ended December 31, 2005, the Russell 3000 outperformed the EAFE index by an average of more than three percentage points per year.

All TIAA-CREF funds post gains

Returns for the equity funds of the TIAA-CREF Mutual Funds reflected the divergent performance of the U.S. and foreign stock markets during the year. Gains ranged from 5.2% for the Growth Equity Fund to 14.2% for the International Equity Fund.

          Our fixed-income funds were adversely affected by the decline in U.S. bond prices. Returns varied from 1.5% for the Short-Term Bond Fund to 2.7% for the High-Yield Bond Fund.

2	2005 Annual Report TIAA-CREF Mutual Funds

Scott C. Evans
Executive Vice President and Chief Investment Officer

          The Federal Reserve’s increases in short-term interest rates boosted money market rates throughout the year, and the Money Market Fund posted a return of 3.0%—its highest since 2001.

Is it time to check your allocation to foreign stocks?

Over the last three years, foreign stocks, as measured by the EAFE index, returned 89.2%, versus 55.7% for U.S. stocks, as measured by the Russell 3000.

          In light of this, investors who have not recently rebalanced their portfolios may want to check their asset allocations. Since foreign investments have strongly outperformed both U.S. stocks and bonds, your allocations may have changed significantly.

          Transfers among any of our funds can be made without transfer fees, but you may want to discuss the possible tax consequences with your tax advisor.

Diversification can smooth out returns

Each offering of the TIAA-CREF Mutual Funds is designed to provide pure exposure to a particular part of the world’s financial markets.

          Our approach lets you combine funds from four different asset classes—U.S. stocks, U.S. bonds, foreign stocks and cash—in the way that best suits your goals and your tolerance for risk.

          Diversifying assets may be the most important lesson we ever learn as investors, because it lowers risk while extending the range of investment opportunities. Of course, diversifica-tion does not guarantee against loss.

          For further information about finding the mix of investments that’s right for you, we invite you to visit our website or to call us.

/s/ Scott C. Evans

Scott C. Evans
Executive Vice President and Chief Investment Officer

TIAA-CREF Mutual Funds 2005 Annual Report	3

More information for investors

Portfolio listings

SEC rules intended to provide investors with more meaningful information about fund performance allow investment companies to list the top holdings of each fund in their annual and semiannual reports instead of providing complete portfolio listings as they did previously. Companies will continue to file complete listings with the SEC, and these will remain available to investors.

          You can obtain a complete list of TIAA-CREF Mutual Funds’ holdings (called “TIAA-CREF Mutual Funds Statements of Investments”) as of the most recently completed fiscal quarter (currently for the period ended December 31, 2005) in the following ways:

•	by visiting the TIAA-CREF website at www.tiaa-cref.org; or
•	by calling TIAA-CREF at 800 842-2776 to request a copy, which will be provided free of charge.

You can also obtain a complete list of the TIAA-CREF Mutual Funds’ holdings as of the most recently completed fiscal quarter, and for prior quarter-ends, from the SEC. (Form N-CSR lists holdings as of December 31 or June 30; Form N-Q lists holdings as of March 31 or September 30.) Copies of these forms are available:

•	through the Electronic Data Gathering and Retrieval System (EDGAR) on the SEC’s website at www.sec.gov; or
•	at the SEC’s Public Reference Room. (Call 800 SEC-0330 for more information.)

Proxy voting

TIAA-CREF Mutual Funds’ ownership of stock gives it the right to vote on proxy issues of companies in which it invests. A description of our proxy voting policies and procedures can be found at our website at www.tiaa-cref.org or on the SEC website at www.sec.gov. You may also call us at 800 223-1200 to request a free copy. A report of how the funds voted during the most recently completed twelve-month period ended June 30 can be found at our website or at www.sec.gov.

Contacting TIAA-CREF

There are three easy ways to contact us: by email, using the Contact/Help link at the top of our homepage; by mail at TIAA-CREF, 730 Third Avenue, New York, NY 10017–3206; or by phone at 800 223-1200.

Fund management

TIAA-CREF Mutual Funds are managed by the portfolio management teams of Teachers Advisors, Inc. The members of these teams are responsible for the day-to-day operations of the funds.

4	2005 Annual Report TIAA-CREF Mutual Funds

Special terms

Agency securities are bonds issued by U.S. government entities such as Fannie Mae.

Asset-backed securities are bonds backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Benchmarks (benchmark indexes) are groups of securities, such as the Russell 3000® Index or S&P 500® Index, used to compare the performance of an investment.*

Commercial paper refers to short-term debt obligations issued to investors by banks, corporations and other borrowers. Maturities range from 1 to 270 days.

Expense ratio is the amount that investors pay for the management of a mutual fund. The amount is expressed as a percentage of the fund’s average net assets. Expense ratios do not include front-end or back-end sales charges, if any, or trading costs. See “Total return.”

Inception date is the first date on which investors can invest in a fund. The fund begins to record investment performance on that date.

Market capitalization is the total value of a company’s outstanding stock. It is calculated by multiplying the total number of a company’s outstanding shares by the current market price per share.

Maturity date is the date on which the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed securities are bonds that represent an interest in a pool of mortgages issued by Ginnie Mae, Fannie Mae or other federal entities.

Overweight holding is a security held by a fund. In terms of market capitalization, it forms a larger percentage of the fund than that same security’s percentage of the benchmark.

See also “Underweight holding.”

Peer groups are groupings of mutual funds with a similar objective whose performance is compared with the performance of a single mutual fund.

Relative performance is the return of a mutual fund in relation to the return of its benchmark index.

Securities is a general name for stocks (also known as “equities”), bonds (also known as “fixed income”) or other investments.

Total invested assets is the dollar value of all the securities held by a fund, adjusted for pending transactions.

Total return is the amount an investment provides to investors after expenses are deducted.

Total return is expressed as a percentage. It includes any interest or dividends, as well as any change in the market value of the fund’s holdings.

Underweight holding is a security held by a fund. In terms of market capitalization, it forms a smaller percentage of the fund than that same security’s percentage of the benchmark. See also “Overweight holding.”

*	Russell 3000 is a trademark and service mark of the Frank Russell Company. S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

TIAA-CREF Mutual Funds 2005 Annual Report	5

Understanding investment risk

All investing involves an element of risk. For example, investors in U.S. Treasury bonds, which are generally considered among the safest of investments, face the risk that inflation will erode their principal and interest over time.

          In general, funds that invest in stocks are subject to market risk and company risk. Bond funds are subject to market risk, company risk, interest-rate risk, income volatility risk and credit risk. A fund that operates in a limited area of either the stock or bond markets is subject to additional, special risks. For a full explanation of the funds’ risks, please see the prospectus. The glossary below describes the general risks outlined above, as well as the special risks described in the discussion of each fund.

Call risk is the risk that during periods of declining interest rates, an issuer of a bond may “call” (i.e., redeem) a high-yielding obligation before its maturity date. This often creates an unanticipated capital gain liability for shareholders and requires the fund to reinvest the proceeds at the lower prevailing interest rate.

Company risk is the risk that the earnings prospects and overall financial position of the issuer of a security will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Credit risk (a type of company risk) is the risk that a decline in a company’s overall financial soundness may make it unable to pay principal and interest on bonds when due.

Dividend risk is the risk associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

Extension risk is the risk of decline in value for certain fixed-income securities because principal payments are not made as early as possible.

Foreign investment risks are the risks of investing in securities of foreign issuers, in securities or contracts traded on foreign exchanges or in foreign markets, or in securities or contracts payable in foreign currency. Foreign investing involves special risks, including erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. These investment risks may be magnified in emerging markets.

Growth investing risks include the risk that, due to their relatively high valuations, growth stocks will be more volatile than value stocks. In addition, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Illiquid security risk is the risk that investments in illiquid securities may be difficult to sell for their fair market value.

Income volatility risk is the risk that the level of current income from a portfolio of fixed-income securities may decline in certain interest-rate environments.

Index risk is the risk that a fund’s performance will not match the performance of its benchmark index for any period of time. Although the fund attempts to closely track the investment performance of the index, it may not duplicate the composition of this index. In addition, the fund’s performance, unlike that of its index, is affected by investment and other operating expenses.

6	2005 Annual Report TIAA-CREF Mutual Funds

Interest-rate risk (a type of market risk) is the risk that bond prices or a fund’s income may decline if interest rates change.

Large-cap risk is the risk that, by focusing on investments in securities of larger companies, a fund may have fewer opportunities to identify securities that the market misprices. In addition, larger companies may grow more slowly than the economy as a whole or not at all.

Market risk is the risk that the price of securities may decline in response to general market and economic conditions or events.

Prepayment risk is the risk of a decline for certain fixed-income securities that allow for the prepayment of principal, and the risk that a fund’s income will decline as a result.

Real estate investing risks are the risks associated with real estate ownership, including fluctuations in property values, higher expenses or lower income than expected, and potential environmental problems and liability.

Real estate securities risk is the risk that a fund that concentrates its investments in real estate securities and holds securities of relatively few issuers may experience greater fluctuations in value and be subject to a greater risk of loss than other mutual funds.

Reorganization risk is the risk that stocks of companies involved in reorganizations and other special situations can often be more volatile than ordinary securities.

Risk of socially screened investing is the possibility that, because its social screens exclude some investments, a fund may not be able to take advantage of the same opportunities or market trends as funds that do not use such criteria.

Small-cap risk is the risk that the securities of smaller companies may experience steeper fluctuations in price than those of larger companies. These securities may also have to be sold at a discount from their current market prices or in small lots over an extended period.

Style risk is the risk that a fund’s growth-investing or value-investing style may be out of favor with investors for various periods of time.

Tax risk is the risk that the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar taxable income-bearing securities. Also, tax-exempt income from certain securities held by the fund may be a factor in determining whether an individual is subject to the alternative minimum tax (AMT), and such income may affect taxes paid under the AMT. A tax advisor should be consulted.

Value investing risks are the risks that (1) the issuer’s potential business prospects may not be realized; (2) the securities’ potential values may never be recognized by the market; and (3) due to unanticipated problems associated with the issuer or industry, the securities were appropriately priced (or overpriced) when acquired.

TIAA-CREF Mutual Funds 2005 Annual Report	7

Important information about expenses
DISCLOSURE

Shareholders in the TIAA-CREF Mutual Funds incur only one of two potential types of costs.

•	Shareholders incur no transaction costs, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are also no redemption fees or exchange fees.
•	However, they do incur ongoing costs, including management fees and other fund expenses.

The examples that appear on the Performance pages are intended to help you understand your ongoing costs (in dollars) of investing in each fund. The examples are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005.

Actual expenses

The first line in each table uses the fund’s actual expenses and its actual rate of return. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the six-month period.

          Simply divide your fund value by $1,000 (for example, an $8,600 fund value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses paid” to estimate the expenses you paid during the six-month period.

Hypothetical example for comparison purposes

The second line in the table shows hypothetical fund values and hypothetical expenses based on the fund’s actual expense ratio for the six-month period and an assumed annual rate of return of 5% before expenses—which is not the fund’s actual return.

          Do not use the hypothetical fund values and hypothetical expenses to estimate the actual expenses you paid for the period. Instead, you can use this information to compare the ongoing costs of investing in an individual fund with the ongoing costs of other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8	2005 Annual Report TIAA-CREF Mutual Funds

International Equity Fund	Foreign stocks

DISCUSSION

Performance in the twelve months ended December 31, 2005

The International Equity Fund returned 14.23% for the year, topping the 13.54% return of the fund’s benchmark, the MSCI EAFE® Index. The average return of similar funds was 14.55%, as measured by the Morningstar Foreign Large Blend category.

Strong dollar erodes foreign stock gains

Although the EAFE index was down 1.17% in dollar terms at mid-year, a rally by foreign stocks in the second half of 2005 enabled the index to post double-digit returns for the year as a whole. In terms of local currencies, the index soared 29%, but a surge in the dollar’s value against those currencies cut this gain to 13.54% in terms of dollars—a reduction by more than half.

          Even with the dampening effect of currency factors, the benchmark’s return was more than double the 6.12% return of the broad U.S. stock market, as measured by the Russell 3000® Index. In fact, 2005 marked the fourth consecutive year in which the EAFE index outpaced the Russell 3000. Over the past ten years, however, the average annual return of the Russell 3000 surpassed that of the EAFE index, 9.19% to 5.84%.

Pacific stocks post highest returns

The benchmark’s rise was led by a 22.64% gain in its Pacific segment, which represents one-third of the EAFE index in terms of market capitalization. Japanese stocks were the region’s star performers, soaring 25.52%. The European segment advanced 9.42%. Gains for the four largest components within Europe ranged from 7.35% in the United Kingdom to 16.33% in Switzerland, while the French and German components rose 9.88% and 9.92%, respectively.

Stock selections drive performance

The fund outperformed its benchmark due to numerous successful stock selections. The biggest contributor to the fund’s relative return was an underweight in British wireless provider Vodafone, a stock that performed poorly in 2005. Other holdings that lifted the fund’s relative performance included an overweight in German stock exchange operator Deutsche Börse and a position in Japanese magnet manufacturer Neomax, a nonbenchmark stock.

          The positive effects of these holdings on returns were partly offset by the fund’s larger-than-benchmark weightings in several stocks that did not perform as anticipated, including German pharmaceutical firm Altana, Swiss staffing company Adecco and Spanish construction firm Cintra Concesiones de Infraestructuras de Transporte.

TIAA-CREF Mutual Funds 2005 Annual Report	9

International Equity Fund	Foreign stocks

Investment objective

The fund seeks favorable long-term returns, mainly through capital appreciation, from a broadly diversified portfolio that consists primarily of foreign equity investments.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including foreign investment risks and small-cap risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index measures the performance of the leading stocks in 21 developed countries outside North America. You cannot invest directly in this index.

Performance as of December 31, 2005			Ticker symbol: TIINX

	Average annual compound rates of total return*			Cumulative rates of total return*

			since		since
	1 year	5 years	inception[1]	5 years	inception[1]

International Equity Fund	14.23%	3.80%	6.94%	20.49%	75.05%

Benchmark:
Morgan Stanley EAFE Index[2]	13.54	4.60	5.74	25.21	59.37

Peer group:
Morningstar Foreign Large Blend	14.55	2.93	5.01	16.46	52.47

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

[2]

From May 31, 2001, through May 31, 2002, MSCI published two versions of this index, a “standard” and a “provisional,” in order to provide a transition to a new way of calculating the index. The fund adopted the provisional version on July 1, 2001, and the returns shown above include provisional data from July 1, 2001, through May 31, 2002. As of June 1, 2002, the index was once again available in only one version. EAFE is a trademark of Morgan Stanley Capital International, Inc.

10	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $17,505 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 36.65%, for the quarter ended December 31, 1999
Worst quarter: –20.18%, for the quarter ended September 30, 2002

* Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	11

International Equity Fund	Foreign stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	International Equity Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,169.34	$2.66
5% annual hypothetical return	1,000.00	1,022.73	2.48

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.49%.

Diversification among world markets

Country	Percent of invested assets

Japan	25.9
Germany	17.1
France	12.1
Switzerland	12.0
United Kingdom	10.5
Italy	5.3
Australia	3.9
Finland	3.4
12 other nations	9.5
Short-term investments	0.3

Total	100.0

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio

Large: over $5 billion	80.91
Middle: $1 billion–$5 billion	16.40
Small: under $1 billion	2.69

Total	100.00

Fund facts

Inception date	9/2/1997
Net assets (12/31/2005)	$421.43 million
2005 expense ratio*	0.49%

*	The fund’s expense ratio does not include the overdraft charges.

12	2005 Annual Report TIAA-CREF Mutual Funds

Growth Equity Fund	Large-cap growth stocks
DISCUSSION

Performance in the twelve months ended December 31, 2005

The Growth Equity Fund returned 5.24% for the year, in line with the 5.26% return for the fund’s benchmark, the Russell 1000® Growth Index, but lagging the 6.46% average return of similar funds, as measured by the Morningstar Large Growth category.

Second-half recovery lifts stocks

A global stock rally enabled the Russell 1000 Growth Index to reverse the 1.72% decline it posted during the first half of 2005. However, for the full year, large-cap growth stocks trailed the broader market, which afforded more-attractive valuations.

          The broad-based Russell 3000® Index advanced 6.12% during 2005, and foreign stocks, as measured by the MSCI EAFE® Index, jumped 13.54% in dollar terms.

Growth lags value

Returns for the Russell 1000 Growth Index suffered from large exposure to the technology sector, which gained only 1.4% for the year, and to the consumer discretionary sector, which lost 0.4%. Together, the two sectors made up about 40% of the market capitalization of the index.

          The two main contributors to returns were the health care and “other energy” sectors of the index. The Russell 1000 Value Index outperformed its growth counterpart because its exposure to energy was considerably greater.

          For the ten-year period ended December 31, 2005, the Russell 1000 Growth Index had an average annual gain of 6.73%, versus 10.94% for the Russell 1000 Value Index.

Contributors and detractors

The fund’s performance relative to the benchmark was helped by overweight holdings in many stocks that beat their peers, including Google, our best performer, as well as online prescription provider Express Scripts and Gillette. The fund also benefited from a position in Israel’s Teva Pharmaceutical. Teva was held as an American Depositary Receipt (ADR), which is a receipt for shares of a foreign stock traded in the U.S. market.

          The positive effects of these holdings on performance were more than offset by overweight investments that did not perform as anticipated. These included Dell, pharmaceutical company Biogen and orthopedic implant maker Zimmer Holdings. An underweight in UnitedHealth Group also reduced gains.

          On December 31, 2005, foreign securities held as ADRs made up 4.32% of the fund’s total invested assets.

TIAA-CREF Mutual Funds 2005 Annual Report	13

Growth Equity Fund	Large-cap growth stocks

Investment objective

The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for growth.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, foreign investment risks and reorganization risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 1000® Growth Index is a subset of the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 3000® Index, based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. You cannot invest directly in these indexes.

Performance as of December 31, 2005	Ticker symbol: TIGEX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Growth Equity Fund	5.24%	–5.10%	2.21%	–23.04%	20.03%

Benchmark:
Russell 1000 Growth Index[2]	5.26	–3.58	2.92	–16.68	27.15

Peer group:
Morningstar Large Growth	6.46	–3.36	3.65	–14.28	38.71

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

[2]	Russell 1000 and Russell 3000 are trademarks and service marks of the Frank Russell Company.

14	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $12,003 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 28.36%, for the quarter ended December 31, 1998
Worst quarter: –22.69%, for the quarter ended March 31, 2001

* Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	15

Growth Equity Fund	Large-cap growth stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth Equity Fund expense example

	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,075.86	$2.34
5% annual hypothetical return	1,000.00	1,022.93	2.28

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.45%.

Portfolio breakdown by company size

Percent of
Capitalization as of 12/31/2005	portfolio

Large: over $5 billion	99.17
Middle: $1 billion–$5 billion	0.83

Total	100.00

Fund facts

Inception date	9/2/1997
Net assets (12/31/2005)	$552.36 million
2005 expense ratio	0.45%

16	2005 Annual Report TIAA-CREF Mutual Funds

Growth & Income Fund	Large-cap, dividend-paying stocks
DISCUSSION

Performance in the twelve months ended December 31, 2005

The Growth & Income Fund gained 6.26% for the year, surpassing both the 4.91% return for the fund’s benchmark, the S&P 500® Index, and the 5.77% average return of similar funds, as measured by the Morningstar Large Blend category.

S&P 500 lags the U.S. market

In 2005 the large-cap stocks of the S&P 500 failed to keep pace with the 6.12% gain of the broad-based Russell 3000® Index, which was boosted by strong returns among small- and mid-cap stocks. In turn, U.S. stocks overall failed to keep up with foreign issues: the MSCI EAFE® Index, which measures foreign stocks in 21 developed nations, jumped 13.54% for the year in dollar terms.

Energy stocks fuel returns

For the twelve-month period, eight of the ten industry sectors of the S&P 500 posted positive returns. Energy, which constituted 9.3% of the benchmark in terms of market capitalization, was the star performer, soaring 31.37%. Utilities also performed well, gaining 16.84%, but that sector made up only 3.4% of the benchmark. The weakest returns came from telecommunications, which lost 5.63%, and consumer discretionary, down 6.36%.

Stock selections succeed

The fund topped the S&P 500 primarily because of larger-than-benchmark holdings in several stocks that posted strong gains.

          The largest contributions to relative performance came from overweights that included online prescription provider Express Scripts, energy company EOG Resources and insurer American International Group. A position in Google, a stock not included in the benchmark, also significantly added to results.

          Detractors from relative performance included contact lens and medical devices maker The Cooper Companies, drug company Andrx and OSI Pharmaceuticals. These nonbenchmark stocks did not perform as expected. An overweight in home mortgage provider Fannie Mae also reduced returns. However, contributors far outweighed detractors, enabling the fund to outperform its benchmark by 1.35 percentage points.

          On December 31, 2005, foreign securities held as ADRs made up 6.65% of the fund’s total invested assets. ADRs (American Depositary Receipts) are receipts for shares of a foreign stock traded in the U.S. market.

TIAA-CREF Mutual Funds 2005 Annual Report	17

Growth & Income Fund	Large-cap, dividend-paying stocks

Investment objective

The fund seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to special risks, including growth investing risks, large-cap risk, style risk, dividend risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The S&P 500® Index is a market-capitalization-weighted index of the 500 leading companies in major industries of the U.S. economy. You cannot invest directly in this index.

Performance as of December 31, 2005	Ticker symbol: TIGIX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Growth & Income Fund	6.26%	–0.69%	5.60%	–3.38%	57.61%

Benchmark:
S&P 500 Index[2]	4.91	0.54	5.61	2.75	57.72

Peer group:
Morningstar Large Blend	5.77	0.50	5.05	3.39	53.21

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

[2]	S&P 500 is a registered trademark and service mark of the McGraw-Hill Companies, Inc.

18	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $15,761 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 22.99%, for the quarter ended December 31, 1998
Worst quarter: –16.54%, for the quarter ended September 30, 2002

*     Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	19

Growth & Income Fund	Large-cap, dividend-paying stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Growth & Income Fund expense example

	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,064.18	$2.22
5% annual hypothetical return	1,000.00	1,023.03	2.18

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.43%.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio

Large: over $5 billion	92.92
Middle: $1 billion–$5 billion	6.54
Small: under $1 billion	0.54

Total	100.00

Fund facts

Inception date	9/2/1997
Net assets (12/31/2005)	$515.07 million
2005 expense ratio	0.43%

20	2005 Annual Report TIAA-CREF Mutual Funds

Equity Index Fund	U.S. stocks
DISCUSSION

Performance in the twelve months ended December 31, 2005

The Equity Index Fund returned 5.84% for the year, trailing the 6.12% return for the fund’s benchmark, the Russell 3000® Index, but outpacing the 5.77% average return of similar funds, as measured by the Morningstar Large Blend category.

Stocks recover after early stumbles

Stocks worldwide were helped in 2005 by low interest rates, high levels of liquidity and steady economic growth, particularly in the red-hot Chinese economy. A global rally beginning in May lifted U.S. stocks for the year.

          However, because U.S. equities had less-attractive valuations and growth prospects than foreign stocks, the broad-based Russell 3000 failed to keep pace with the 13.54% rise of the MSCI EAFE® Index, which measures foreign stocks.

          Hamstrung by higher oil prices and rising short-term interest rates, the Russell 3000 fell 4.33% during the first four months of the year. The global rally pushed the index up 4.51% during May and June, 4.01% in the third quarter and 2.04% in the fourth quarter.

          For the ten-year period ended December 31, 2005, the Russell 3000 posted an average annual gain of 9.19%, versus 5.84% for the EAFE.

Oil and financial stocks drive gains

Sector returns varied greatly. Boosted by soaring oil prices, two sectors, “other energy” and integrated oils, produced double-digit gains, rising 57.2% and 18.4%, respectively. Even though these sectors made up just 8% of the Russell 3000 on December 31, 2005, they contributed more than 42% of its return for the year. The 6.6% rise of financials, the largest sector in the index, also lifted returns. However, the next two largest sectors, consumer discretionary and technology, languished, with respective returns of –1.1% and 2.0%.

Largest stocks post mixed results

The returns for the five largest stocks in the index reflected the divergence among sectors. Taken in order of size, beginning with the largest, those stocks performed as follows: General Electric, –1.4%; ExxonMobil, 11.7%; Citigroup, 4.6%; Microsoft, –0.9%; and Procter & Gamble, 7.2%.

          For the period, the fund’s returns were comparable to those of the benchmark, minus the effects of expenses and of some cash holdings for liquidity. The fund also had a risk profile similar to that of the benchmark.

TIAA-CREF Mutual Funds 2005 Annual Report	21

Equity Index Fund	U.S. stocks

Investment objective

The fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to index risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of December 31, 2005				Ticker symbol: TCEIX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Equity Index Fund	5.84%	1.39%	–0.88%	7.13%	–4.94%

Benchmark:
Russell 3000 Index[2]	6.12	1.58	–0.76	8.16	–4.28

Peer group:
Morningstar Large Blend	5.77	0.50	–0.79	3.39	–2.01

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000

[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company.

22	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would be worth $9,506 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 16.06%, for the quarter ended June 30, 2003
Worst quarter: –17.00%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	23

Equity Index Fund	U.S. stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Equity Index Fund expense example

	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,058.26	$1.34
5% annual hypothetical return	1,000.00	1,023.89	1.32

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.26%.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio

Large: over $5 billion	81.51
Middle: $1 billion–$5 billion	14.32
Small: under $1 billion	4.17

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (12/31/2005)	$365.75 million
2005 expense ratio	0.26%

24	2005 Annual Report TIAA-CREF Mutual Funds

Social Choice Equity Fund	Socially screened stocks
DISCUSSION

Performance in the twelve months ended December 31, 2005

The Social Choice Equity Fund returned 6.52% for the year, outpacing the 6.12% return of its benchmark, the Russell 3000® Index. The fund’s return also beat the 5.77% average return of similar funds, as measured by the Morningstar Large Blend category. Unlike the fund, the benchmark and the Morningstar category do not screen investments according to social criteria.

Excluded stocks boost relative returns

During 2005, the fund’s social screens prevented it from investing in several stocks that are large components of the Russell 3000 Index in terms of market capitalization. The exclusion of these stocks had the net effect of raising the fund’s return relative to the benchmark’s.

Contributors and detractors

Most helpful to relative returns was the exclusion of Pfizer, the largest detractor from the Russell 3000’s performance. Pfizer lost 10.6% for the year. The exclusion of other weak performers, including General Electric and Wal-Mart, also added value.

          Conversely, relative performance was reduced by the exclusion of several large index components that performed well, including ExxonMobil, ConocoPhillips and Altria, the parent company of Philip Morris.

Statistical techniques help manage risk

Because the fund’s social screens prevent it from investing in some stocks of the Russell 3000 Index, the fund’s managers use statistical techniques to ensure that the portfolio’s risk characteristics resemble those of the index. One method is to overweight or underweight certain stocks relative to each one’s percentage of capitalization within the benchmark.

          During the year, relative performance benefited from overweights in three energy companies: Devon Energy, EOG Resources and Valero Energy. However, returns were reduced by overweights in IBM, home mortgage provider Fannie Mae and insurer American International Group.

TIAA-CREF Mutual Funds 2005 Annual Report	25

Social Choice Equity Fund	Socially screened stocks

Investment objective

The fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

Special investment risks

In addition to the risks of any equity investment, the fund is subject to the risk of socially screened investing, index risk, small-cap risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Russell 3000® Index measures the performance of the 3,000 largest publicly traded U.S. companies, based on market capitalization. The index measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. You cannot invest directly in this index.

Performance as of December 31, 2005			Ticker symbol: TCSCX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Social Choice Equity Fund	6.52%	1.48%	–0.44%	7.63%	–2.49%

Benchmark:

Russell 3000 Index[2]	6.12	1.58	–0.76	8.16	–4.28

Peer group:
Morningstar Large Blend	5.77	0.50	–0.79	3.39	–2.01

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000
[2]	Russell 3000 is a trademark and service mark of the Frank Russell Company.

26	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would be worth $9,751 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 16.43%, for the quarter ended June 30, 2003

Worst quarter: –16.41%, for the quarter ended September 30, 2002

*	Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	27

Social Choice Equity Fund	Socially screened stocks
PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Social Choice Equity Fund expense example

	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,073.10	$1.40
5% annual hypothetical return	1,000.00	1,023.84	1.37

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.27%.

Portfolio breakdown by company size

Capitalization as of 12/31/2005	Percent of portfolio

Large: over $5 billion	83.19
Middle: $1 billion–$5 billion	12.34
Small: under $1 billion	4.47

Total	100.00

Fund facts

Inception date	4/3/2000
Net assets (12/31/2005)	$158.92 million
2005 expense ratio*	0.27%

*	The fund’s expense ratio does not include the overdraft charges.

28	2005 Annual Report TIAA-CREF Mutual Funds

Managed Allocation Fund	Stocks and bonds
DISCUSSION

Performance in the twelve months ended December 31, 2005

The Managed Allocation Fund returned 5.24% for the year, trailing the 5.68% return of its benchmark, the Managed Allocation Composite Index, and the 5.29% average return of similar funds, as measured by the Morningstar Moderate Allocation category.

Markets post modest gains

In 2005 U.S. stock and bond returns, while positive, were below historical norms.

          As measured by the Russell 3000® Index, domestic stocks rose 6.12%. This gain, however, belied an uneven year, in which rising interest rates, soaring oil prices and natural disasters rattled the markets.

          International stocks far outpaced domestic issues. The Morgan Stanley EAFE® Index, which tracks stocks in 21 developed nations, excluding the United States and Canada, rose 13.54% in dollar terms.

          Rising short-term interest rates dampened bond prices, and investment-grade bonds returned 2.43% in 2005, as measured by the Lehman Brothers U.S. Aggregate Index. Lower-rated, high-yield bonds rose 3.41%, down from 9.91% a year earlier. Short-term bonds returned just 1.44%.

Large-cap value stocks trim returns

The fund trailed its composite benchmark primarily because the 4.88% gain of one of its larger components, the Large-Cap Value Fund, lagged the return of that fund’s benchmark, the Russell 1000® Value Index, by more than two percentage points. This lag was due to unsuccessful stock choices. The return of another component, the International Equity Fund, which made up 12.5% of the Managed Allocation Fund’s portfolio on December 31, 2005, helped relative performance. The International Equity Fund rose 14.23%, topping the return of its benchmark, the EAFE index.

Asset allocation varies slightly from target

During the period, the Managed Allocation Fund maintained a target allocation ratio of 60% equity and real estate securities to 40% fixed-income investments. However, on December 31, 2005, the fund’s asset allocation, shown on page 32, differed slightly from this target ratio, as it did at other times throughout the year, because of fluctuations in the market values of the securities in which the component funds invest.

          The weightings of the fund’s composite benchmark remained fixed during the year.

TIAA-CREF Mutual Funds 2005 Annual Report	29

Managed Allocation Fund	Stocks and bonds

Investment objective

The fund seeks a return that reflects the broad investment performance of the financial markets through capital appreciation and investment income.

Special investment risks

In addition to the risks of any fund that invests in equities and fixed-income securities, the fund is subject to special risks, including large-cap risk, small-cap risk, growth investing risks, value investing risks, style risk, reorganization risk, foreign investment risks, real estate securities risk, real estate investing risks and illiquid security risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Managed Allocation Composite Index is a weighted average of the Russell 3000® Index for domestic stocks (48%), the Lehman Brothers U.S. Aggregate Index for domestic bonds (40%) and the Morgan Stanley Capital International EAFE® Index for foreign stocks (12%). You cannot invest directly in these indexes.

About the fund’s expenses

The Managed Allocation Fund itself has no expense charges because the fund’s advisor does not receive a management fee for its services to the fund. Shareholders in the fund indirectly bear their pro rata share of the fees and expenses incurred by the funds in which the Managed Allocation Fund invests. Based on the fund’s allocations as of December 31, 2005, the current pro rata expense ratio is 0.39%.

Performance as of December 31, 2005			Ticker symbol: TIMAX

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]

Managed Allocation Fund	5.24%	2.78%	6.26%	14.71%	66.00%

Benchmark:
Managed Allocation Composite Index	5.68	4.18	6.77	22.76	72.70

Peer group:
Morningstar Moderate Allocation	5.29	2.93	5.41	16.36	57.13

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

30	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $16,600 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s composite index during the same period.

Calendar year total returns

Best quarter: 14.01%, for the quarter ended December 31, 1998
Worst quarter: –9.43%, for the quarter ended March 31, 2001

*	Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	31

Managed Allocation Fund	Stocks and bonds
PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Managed Allocation Fund expense example

	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,049.50	$2.00
5% annual hypothetical return	1,000.00	1,023.24	1.97

†

“Expenses paid” is based on the fund’s pro rata expense ratio (which the fund bears indirectly through the funds in which it invests) for the most recent fiscal half year. The fund’s annualized six-month pro rata expense ratio for that period was 0.39%.

Asset allocation (as of 12/31/2005)

Fund	Percent of invested assets

Bond Plus Fund	35.2
Growth Equity Fund	21.9
Institutional Large-Cap Value Fund	21.7
International Equity Fund	12.5
Institutional Small-Cap Equity Fund	3.2
High-Yield Bond Fund	2.5
Short-Term Bond Fund	1.5
Institutional Real Estate Securities Fund 1.0
Money Market Fund	0.5

Total	100.0

Fund facts

Inception date	9/2/1997
Net assets (12/31/2005)	$531.62 Million
2005 calculated pro rata expense ratio	0.39%

32	2005 Annual Report TIAA-CREF Mutual Funds

High-Yield Bond Fund	High-yield bonds
DISCUSSION

Performance in the twelve months ended December 31, 2005

The High-Yield Bond Fund returned 2.72% for the year, trailing the 3.41% return of its benchmark, the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, but topping the 2.53% average return of similar funds, as measured by the Morningstar High-Yield Bond category.

U.S. assets post mediocre returns

Returns for high-yield bonds fell far short of their 8.56% average return over the last five years. As is often the case, high-yield bonds delivered returns that fell between those of investment-grade bonds and those of U.S. stocks. The Lehman Brothers U.S. Aggregate Index, which tracks the domestic bond market, gained only 2.43%, while the Russell 3000® Index, a proxy for domestic stocks, rose 6.12%.

Defaults drop despite high-profile bankruptcies

The default rate on U.S. corporate bonds dropped from 2.78% to 2.19% during the year, but several other factors weighed on the high-yield market. Chief among them was the loss of investment-grade ratings by General Motors and Ford. Other negatives included higher energy prices and a flatter yield curve, driven by rising short-term interest rates. (A yield curve flattens when yields for short-term issues approach those of longer-term notes or bonds.) During 2005, there were also some high-profile bankruptcies, namely those of Delta and Northwest airlines, futures trading firm Refco, auto parts manufacturer Delphi and power company Calpine.

Detractors and contributors

The fund’s relative performance was hurt by holdings that included Keystone Automotive, a distributor of parts to the aftermarket, and a supplier to car manufacturers, Tower Automotive, which filed for bankruptcy. Also limiting performance was an underweight in AT&T, whose bonds appreciated significantly after the company was purchased by SBC Communications.

These detractors were partly offset by a number of successful credit selections, such as Advanstar in the media services sector. This company, which provides business-to-business services, posted solid results for the year. In addition, the fund’s relative performance was helped by avoiding Domtar and Tembec, two Canadian companies in the paper and forest product sector that have struggled with difficult industry conditions and an appreciating Canadian dollar. Credit analysis by the fund’s managers also helped the fund avoid Calpine, Delphi, Delta, Northwest and Refco.

TIAA-CREF Mutual Funds 2005 Annual Report	33

High-Yield Bond Fund	High-yield bonds

Investment objective

The fund seeks high current income and, when consistent with its primary objective, capital appreciation.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including illiquid security risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Merrill Lynch BB/B Cash Pay Issuer Constrained Index measures the performance of securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch Ratings, Moody’s and Standard & Poor’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is weighted by market capitalization, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. You cannot invest directly in this index.

Performance as of December 31, 2005			Ticker symbol: TCSTX

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]

High-Yield Bond Fund	2.72%	7.80%	7.35%	45.61%	50.41%

Benchmark:
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	3.41	8.56	7.28	50.81	49.84

Peer group:
Morningstar High-Yield Bond	2.53	7.29	5.09	42.80	34.23

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000

34	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $15,041 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 8.35%, for the quarter ended June 30, 2003
Worst quarter: –5.57%, for the quarter ended June 30, 2002

*	Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	35

High-Yield Bond Fund	High-yield bonds
PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

          The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	High-Yield Bond Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,018.08	$1.72
5% annual hypothetical return	1,000.00	1,023.49	1.72

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.34%.

Credit quality of portfolio assets
(as of 12/31/2005)

	Rating	Percent of invested assets

Money market instruments	(not rated)	0.7
Bonds	A/A	1.0
	Baa/BBB	0.3
	Ba/BB	46.4
	B/B	47.3
	Below B/B	4.3

Total		100.0

Fund facts

Inception date	4/3/2000
Net assets (12/31/2005)	$280.25 million
2005 expense ratio*	0.34%

*	The fund’s expense ratio does not include the overdraft charges.

36	2005 Annual Report TIAA-CREF Mutual Funds

Short-Term Bond Fund	Short-term bonds
DISCUSSION

Performance in the twelve months ended December 31, 2005

The Short-Term Bond Fund returned 1.47% for the year, edging past the 1.44% return of its benchmark, the Lehman Brothers U.S. Government/Credit (1-5 Year) Index, and the 1.43% average return of similar funds, as measured by the Morningstar Short-Term Bond category.

The Fed battles inflation

During the year, the Federal Reserve never took its foot off the inflation brakes. It raised the federal funds rate by a quarter of a percentage point twice each quarter, so that at the end of the year this short-term interest rate stood at 4.25%—its highest level since May 2001. (The federal funds rate is the rate that banks charge one another for overnight loans.) As a result of the Fed’s actions, the yields of short-term securities rose sharply, and their prices fell. (Bond yields and prices move in opposite directions.)

The first quarter of 2005 saw rising energy prices, robust economic growth and a gradually improving job market. Each of these factors added to inflationary pressures, depressing the bond market. The benchmark dropped 0.65%, and the Lehman Brothers U.S. Aggregate Index, a proxy for domestic investment-grade bonds, lost 0.48%.

          In the second quarter, with a stronger dollar easing inflation worries, bonds rallied. The benchmark and the broader Lehman index posted returns of 1.67% and 3.01%, respectively. During the third quarter, bonds lost ground after consumer prices jumped 1.2% in September—the biggest one-month rise in 25 years. In the fourth quarter, bonds delivered meager returns, reacting to a surge of consumer confidence and economic growth.

Longer maturities bring lower yields

When purchasing securities with longer maturities, investors normally receive higher yields as compensation for the risk of higher inflation over the extended period. However, by December 31, the yield of the 2-year Treasury note had risen to 4.40%, while that of the 5-year Treasury note was only 4.35%.

Shrewd asset allocation helps the fund top the benchmark

During the year, the fund benefited from a modest underweight, relative to the benchmark, in bonds with two-year maturities. The prices of these securities dropped sharply in 2005. An overweight in agency securities also helped performance, as the limited supply of these issues helped drive up their prices. In addition, carefully chosen positions in the corporate sector, which performed poorly overall, boosted returns as well.

TIAA-CREF Mutual Funds 2005 Annual Report	37

Short-Term Bond Fund	Short-term bonds

Investment objective

The fund seeks high current income consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Government/Credit (1-5 Year) Index measures the performance primarily of U.S. Treasury and agency securities, and corporate bonds with 1-5 year maturities. You cannot invest directly in this index.

Performance as of December 31, 2005			Ticker symbol: TCHYX

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]

Short-Term Bond Fund	1.47%	4.67%	5.42%	25.67%	35.52%

Benchmark:
Lehman Brothers U.S. Government/Credit (1-5 Year) Index	1.44	4.71	5.40	25.87	35.36

Peer group:
Morningstar Short-Term Bond	1.43	3.83	4.46	20.71	28.57

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000

38	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $13,552 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 4.10%, for the quarter ended September 30, 2001
Worst quarter: –1.71%, for the quarter ended June 30, 2004

* Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	39

Short-Term Bond Fund	Short-term bonds

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Short-Term Bond Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,003.00	$1.50
5% annual hypothetical return	1,000.00	1,023.69	1.52

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.30%.

Credit quality of portfolio assets
(as of 12/31/2005)

Type of asset	Rating	Percent of invested assets

U.S. Treasury and agency securities		52.1

Mortgage-backed securities and commercial mortgage- backed securities		3.6
Asset-backed securities		4.8
Corporate bonds	Aaa/AAA	3.4
	Aa/AA	10.5
	A/A	15.6
	Baa/BBB	9.4
	Ba/BB	0.6

Total		100.0

Fund facts

Inception date	4/3/2000
Net assets (12/31/2005)	$211.00 million
2005 expense ratio*	0.30%

* The fund’s expense ratio does not include the overdraft charges

40	2005 Annual Report TIAA-CREF Mutual Funds

Tax-Exempt Bond Fund	Tax-exempt bonds

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Tax-Exempt Bond Fund returned 2.12% for the year, trailing the 2.74% return of its benchmark, the Lehman Brothers 10-Year Municipal Bond Index. The average return of similar funds, as measured by the Morn-ingstar Municipal National Long category, was 3.10%.

Yield curve flattens

In most cases, when short-term yields rise, long-term rates do also. However, in 2005, this was not the case in the municipal bond market or the Treasury market. Although the yield for 2-year municipal bonds rose by approximately one percentage point during the year, that of 30-year bonds actually fell 0.22 of a percentage point in the same period. As a result, by December 31, the difference between the two yields had narrowed to only 1.19 percentage points, down from a five-year average of 2.63 percentage points.

     With yields low, states and municipalities issued $408 billion of municipal bonds in 2005, a new record that easily surpassed the roughly $360 billion brought to market in 2004. Refunding activity fueled much of the volume, as relatively low interest rates reduced issuers’ costs.

High-yield sectors deliver strong returns

The tobacco and airline sectors outperformed the overall tax-exempt market, although both sectors were highly volatile during the year. Legal rulings in favor of tobacco companies provided the stimulus for that sector’s performance, while airline bonds overcame high fuel costs and the bankruptcies of Delta and Northwest. Other high-yield sectors such as health care also lifted the tax-exempt market’s returns, as did bonds with maturities of 20 years and over.

Asset allocation hurts performance

The fund generally avoided the high-yield sector of the market because of our concerns about credit quality. This sector outperformed others for the year, and our limited exposure to it reduced returns.

          Also hurting relative performance was an overweight in shorter-duration bonds, which often hold their value when interest rates rise. Long-term rates fell during the period, and this allocation hampered the fund’s relative performance.

          In the second half of the year, managers trimmed their holdings in shorter-duration bonds to bring the portfolio’s allocation in line with the benchmark’s, and the fund’s relative performance improved as a result.

TIAA-CREF Mutual Funds 2005 Annual Report	41

Tax-Exempt Bond Fund	Tax-exempt bonds

Investment objective

The fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including tax risk and call risk. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers 10-Year Municipal Bond Index measures the performance of long-term, tax-exempt bonds. These bonds must have a minimum credit rating of Baa and an outstanding par value of at least $5 million, and be issued as part of a transaction of at least $50 million. You cannot invest directly in this index.

Performance as of December 31, 2005			Ticker symbol: TCTEX

	Average annual compound rates of total return*			Cumulative rates of total return*

	1 year	5 years	since inception[1]	5 years	since inception[1]

Tax-Exempt Bond Fund	2.12%	5.61%	6.22%	31.38%	41.57%

Benchmark:
Lehman Brothers 10-Year Municipal Bond Index	2.74	5.44	6.16	30.36	41.10

Peer group:
Morningstar Municipal National Long	3.10	4.81	5.54	26.56	36.44

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: April 3, 2000

42	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since April 3, 2000 inception

An investment of $10,000 in this fund on April 3, 2000, would have grown to $14,157 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 5.29%, for the quarter ended September 30, 2002
Worst quarter: –2.41%, for the quarter ended June 30, 2004

* Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	43

Tax-Exempt Bond Fund	Tax-exempt bonds

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Tax-Exempt Bond Fund expense example

	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$999.10	$1.50
5% annual hypothetical return	1,000.00	1,023.69	1.52

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.30%.

Credit quality of portfolio assets
(as of 12/31/2005)

	Rating	Percent of invested assets

Money market instruments	(not rated)	0.9

Long-term municipal bonds
	Aaa/AAA	66.0
	Aa/AA	9.4
	A/A	11.7
	Baa/BBB	9.9
	B/B	0.4
	Not Rated	1.7

Total		100.0

Fund facts

Inception date		4/3/2000
Net assets (12/31/2005)		$200.45 million
2005 expense ratio		0.30%

44	2005 Annual Report TIAA-CREF Mutual Funds

Bond Plus Fund	Intermediate-term bonds

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Bond Plus Fund returned 2.42% for the year, in line with the 2.43% return of its benchmark, the Lehman Brothers U.S. Aggregate Index, and outpacing the 1.79% average return of similar funds, as measured by the Morningstar Intermediate-Term Bond category.

Bonds endure a volatile first half

During the first quarter, the economy’s strong showing produced fears that inflation would surge and the Federal Reserve would raise short-term interest rates more sharply. These apprehensions drove bond prices down. In the second quarter, bonds rallied as a stronger dollar eased inflation worries.

Returns flatten as the yield curve inverts

During the third quarter, the benchmark declined primarily due to three factors: hurricane damage disrupted much of the country’s energy supply, oil approached $70 a barrel, and consumer prices jumped 1.2% in September—the biggest one-month rise in 25 years.

     In the fourth quarter, bonds delivered meager returns, reacting to a surge in economic growth and to the Fed’s continued increase of short-term rates, to 4.25%.

     While the Fed hiked rates eight times in 2005, the yield on 10-year Treasuries increased only modestly during the year, from 4.22% to 4.39%. In fact, by late December, the 10-year note yielded less than the 2-year note. Such an occurrence, known as an inverted yield curve, is rare because investors normally demand higher yields on bonds with longer maturities to compensate for the risk of higher inflation over the extended time period.

Strategies keep fund on track

Throughout 2005, the fund held an overweight position, relative to the benchmark, in U.S. agency securities. During the first half of the year, this position improved the fund’s relative performance as the limited supply of these securities helped drive up their prices. However, in the fourth quarter, speculation that the supply of agencies would increase in 2006 sent prices down, and the fund’s position in them trimmed performance.

     Returns for the year were helped by a modest underweight, relative to the benchmark, in bonds with 2-year maturities, and an overweight in issues with 10- and 30-year maturities. An underweight in mortgage-backed securities also boosted relative performance.

TIAA-CREF Mutual Funds 2005 Annual Report	45

Bond Plus Fund	Intermediate-term bonds

Investment objective

The fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to special risks, including prepayment risk, extension risk, illiquid security risk and foreign investment risks. For a further discussion of risk, please see page 6.

The fund’s benchmark

The Lehman Brothers U.S. Aggregate Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. You cannot invest directly in this index.

Performance as of December 31, 2005				Ticker symbol: TIPBX

	Average annual compound rates of total return*			Cumulative rates of total return*
	1 year	5 years	since inception[1]	5 years	since inception[1]

Bond Plus Fund	2.42%	5.90%	6.39%	33.23%	67.69%

Benchmark:
Lehman Brothers U.S. Aggregate Index	2.43	5.87	6.35	33.03	67.21

Peer group:
Morningstar Intermediate-Term Bond	1.79	5.32	5.39	29.66	55.38

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

46	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $16,769 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 5.11%, for the quarter ended September 30, 2002
Worst quarter: –2.42%, for the quarter ended June 30, 2004

* Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	47

Bond Plus Fund	Intermediate-term bonds

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Bond Plus Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$997.90	$1.50
5% annual hypothetical return	1,000.00	1,023.69	1.52

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.30%.

Fund facts

Inception date	9/2/1997
Net assets (12/31/2005)	$483.42 million
2005 expense ratio	0.30%

Holdings by market sector (as of 12/31/2005)

Mortgage-backed securities*	35.6%
U.S. government securities	36.4
Corporate bonds	24.9
Money market instruments	1.0
Yankees†	2.1

Total	100.0

*	Includes asset-backed, mortgage-backed, commercial mortgage-backed and other mortgage-backed securities
†	Foreign government and corporate bonds denominated in U.S. dollars

Risk characteristics*
Bond Plus vs. benchmark (as of 12/31/2005)

	Average maturity (in years)	Option-adjusted duration (in years)

Bond Plus	6.91	4.51

Lehman Brothers U.S. Aggregate Index	7.11	4.57

*	As calculated using an analytical model developed by CMS BondEdge, a widely recognized risk analytic software package

48	TIAA-CREF Mutual Funds 2005 Annual Report

Money Market Fund	Cash equivalents

DISCUSSION

Performance in the twelve months ended December 31, 2005

The Money Market Fund returned 3.02% for the year, surpassing the 2.66% return of the iMoneyNet Money Fund Report AveragesTM—All Taxable, a simple average of over 1,000 taxable money market funds.

The Fed keeps hiking rates

In 2005 relatively low interest rates and the continuing rise in home prices kept the U.S. economy growing at a rate above the long-term average of 3% to 3.5% per year. This growth occurred despite skyrocketing oil prices and two devastating hurricanes that interrupted oil and natural gas supplies in the Gulf. Higher energy prices brought inflation to 3.4% by year’s end.

     During the period, the Federal Reserve enacted eight hikes in the federal funds rate, which together raised the rate from 2.25% to 4.25%—the highest level since May 2001. (The federal funds rate is the rate commercial U.S. banks charge each other for overnight loans.) These increases steadily pushed money market rates up throughout the year.

LIBOR curve flattens

Amid fears of higher inflation, the LIBOR (London Interbank Offered Rate) curve steepened in the first quarter of 2005. In response to the Fed’s continued rate hikes, however, the LIBOR curve became flatter, reflecting expectations that the Fed’s credit tightening would end soon.

     Because of strong demand for agency notes and a limited supply of them, the spreads between these notes and corporate and bank notes widened substantially.

Asset allocations boost returns

The fund benefited from its exposure to higher-yielding commercial paper, which constituted 88.3% of the portfolio on December 31, 2005. The inclusion of high-quality asset-backed commercial paper further enhanced results.

     The relatively high cost of agency bonds led us to reduce their share of the portfolio at year’s end to just 1.7%. Certificates of deposit accounted for 6.3% of the portfolio, with the remaining 3.7% in variable notes.

     On December 31, 2005, foreign securities made up 14.3% of the fund’s total invested assets.

     During the period, the weighted average maturity of the fund fluctu-ated between 31 and 46 days. As of December 27, 2005, it stood at 40 days, versus 37 days for the average iMoneyNet fund.

TIAA-CREF Mutual Funds 2005 Annual Report	49

Money Market Fund	Cash equivalents

Investment objective

The fund seeks high current income consistent with maintaining liquidity and preserving capital.

Special investment risks

In addition to the risks of any fixed-income investment, the fund is subject to foreign investment risks. For a further discussion of risk, please see page 6.

     An investment in this fund is not a deposit of any bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

Yield and average maturity

	Net annualized yield (for the 7 days ended 12/27/2005)		Average maturity (as of 12/27/2005)
	Current yield	Effective yield	Days

Money Market Fund	4.01%	4.09%	40

iMoneyNet Money Fund Report AveragesTM—All Taxable	3.65%	3.72%	37

Performance as of December 31, 2005				Ticker symbol: TIAXX

Average annual compound rates of total return*				Cumulative rates of total return*
1 year		5 years	since inception[1]	5 years	since inception[1]

Money Market Fund	3.02%	2.15%	3.52%	11.23%	33.38%

iMoneyNet Money Fund Report Averages—All Taxable	2.66	1.81	3.16	9.34	29.41

*

The returns quoted represent past performance, which is no guarantee of future results, and do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and the principal value of your investment will fluctuate. Current performance may be higher or lower than that shown above, and you may have a gain or a loss when you redeem your shares. For current performance information, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 223-1200.

[1]	Inception date: September 2, 1997

50	2005 Annual Report TIAA-CREF Mutual Funds

PERFORMANCE

$10,000 since September 2, 1997 inception

An investment of $10,000 in this fund on September 2, 1997, would have grown to $13,338 as of December 31, 2005, including reinvestment of dividends. For the purpose of comparison, the graph also shows the change in the fund’s benchmark during the same period.

Calendar year total returns

Best quarter: 1.63%, for the quarter ended December 31, 2000
Worst quarter: 0.20%, for the quarter ended March 31, 2004

* Partial year

TIAA-CREF Mutual Funds 2005 Annual Report	51

Money Market Fund	Cash equivalents

PERFORMANCE

Fund expenses—six months ended December 31, 2005

The examples that appear below are intended to help you understand your ongoing costs (in dollars) of investing in the fund. They are also designed to help you compare these costs with the ongoing costs of investing in other mutual funds.

     The examples assume $1,000 was invested on July 1, 2005, and held for six months until December 31, 2005. Please see page 8 for a full description of the assumptions on which these examples are based and an explanation of how you can use this expense information.

	Money Market Fund expense example
	Starting fund value (7/1/05)	Ending fund value (12/31/05)	Expenses paid† (7/1/05–12/31/05)

Actual return	$1,000.00	$1,016.24	$1.46
5% annual hypothetical return	1,000.00	1,023.74	1.47

†	“Expenses paid” is based on the fund’s actual expense ratio for the most recent fiscal half year. The fund’s annualized six-month expense ratio for that period was 0.29%.

Asset allocation (as of 12/31/2005)

Percent of portfolio

Commercial paper	88.3
Certificates of deposit	6.3
U.S. government and agency securities	1.7
Floating-rate securities	3.7

Total	100.0

Fund facts

Inception date	9/2/1997
Net assets (12/31/2005)	$629.03 million
2005 expense ratio	0.29%

52	2005 Annual Report TIAA-CREF Mutual Funds

International Equity Fund	Summary portfolio of investments December 31, 2005

			% OF NET
COMPANY	SHARES	VALUE	ASSETS

COMMON STOCKS

AMUSEMENT AND RECREATION SERVICES		$504,857	0.12%

APPAREL AND OTHER TEXTILE PRODUCTS		1,171,312	0.28

AUTO REPAIR, SERVICES AND PARKING		643,718	0.15

AUTOMOTIVE DEALERS AND SERVICE STATIONS		992,290	0.24

BUSINESS SERVICES		8,483,366	2.01

CHEMICALS AND ALLIED PRODUCTS
Air Water, Inc	207,000	2,201,008	0.52
AstraZeneca plc	54,710	2,657,093	0.63
GlaxoSmithKline plc	105,683	2,665,226	0.63
Lonza Group AG	122,110	7,449,178	1.77
Novartis AG	79,140	4,146,301	0.98
Reckitt Benckiser plc	324,583	10,698,775	2.54
Sanofi-Aventis	35,506	3,099,201	0.74
Teva Pharmaceutical Industries Ltd (Spon ADR)	195,662	8,415,423	2.00
Other		8,709,951	2.07

		50,042,156	11.88

COAL MINING
BHP Billiton Ltd	221,798	3,701,422	0.88

		3,701,422	0.88

COMMUNICATIONS
Royal KPN NV	606,461	6,059,023	1.44
Other		8,055,491	1.91

		14,114,514	3.35

DEPOSITORY INSTITUTIONS
Julius Baer Holding AG	248,347	17,543,234	4.16
Mitsubishi UFJ Financial Group, Inc	217	2,941,625	0.70
Mizuho Financial Group. Inc	333	2,640,752	0.63
Sumitomo Trust & Banking Co Ltd	195,000	1,990,807	0.47
UBS AG	26,206	2,487,477	0.59
UniCredito Italiano S.p.A	1,435,441	9,854,274	2.34
Other		9,643,234	2.29

		47,101,403	11.18

ELECTRIC, GAS, AND SANITARY SERVICES		1,418,601	0.34

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
Nokia Oyj	109,252	1,991,013	0.47
Other		6,904,611	1.64

		8,895,624	2.11

FABRICATED METAL PRODUCTS
NEOMAX Co Ltd	171,000	5,621,283	1.33

		5,621,283	1.33

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	53

International Equity Fund	Summary portfolio of investments December 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	FOOD AND KINDRED PRODUCTS
	Nestle S.A.	11,819	$3,524,312	0.83%
	Nisshin Oillio Group Ltd	631,000	4,330,340	1.03
	Other		2,990,034	0.71

			10,844,686	2.57

	FOOD STORES		134,826	0.03

	GENERAL BUILDING CONTRACTORS
	Shanghai Forte Land Co	6,100,884	2,085,154	0.50
	Other		980,344	0.23

			3,065,498	0.73

	HEAVY CONSTRUCTION, EXCEPT BUILDING
	Vinci S.A.	216,202	18,527,279	4.40
	Other		150,779	0.03

			18,678,058	4.43

	HOLDING AND OTHER INVESTMENT OFFICES
	Man Group plc	389,988	12,787,677	3.03
	Nobel Biocare Holding AG	25,623	5,618,610	1.33
	Softbank Corp	61,800	2,607,507	0.62
	Other		2,264,639	0.54

			23,278,433	5.52

	HOTELS AND OTHER LODGING PLACES
	Accor S.A.	406,552	22,279,817	5.29

			22,279,817	5.29

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Komatsu Ltd	187,000	3,091,053	0.73
	Rheinmetall AG	199,743	12,548,420	2.98
	Other		3,289,808	0.78

			18,929,281	4.49

	INSTRUMENTS AND RELATED PRODUCTS
	Terumo Corp	71,700	2,120,080	0.50
	Other		817,482	0.20

			2,937,562	0.70

	INSURANCE AGENTS, BROKERS AND SERVICE		326,981	0.08

	INSURANCE CARRIERS
	Aioi Insurance Co Ltd	384,000	2,667,796	0.63
	Other		2,396,078	0.57

			5,063,874	1.20

	METAL MINING
*	MMC Norilsk Nickel	49,333	4,686,635	1.11
	Other		2,685,364	0.64

			7,371,999	1.75

	MISCELLANEOUS RETAIL		478,745	0.11

54	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary portfolio of investments December 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	NONDEPOSITORY INSTITUTIONS
	Deutsche Postbank AG	282,030	$16,300,755	3.87%
	Hypo Real Estate Holding AG	243,919	12,653,690	3.00
	Nissin Co Ltd	924,200	2,262,931	0.54
	Orient Corp	1,361,000	5,684,767	1.35
	Other		1,287,667	0.30

			38,189,810	9.06

	NONMETALLIC MINERALS, EXCEPT FUELS		1,317,224	0.31

	OIL AND GAS EXTRACTION
	PetroChina Co Ltd (Class H)	2,458,634	2,013,571	0.48
	Total S.A.	23,147	5,793,705	1.38
	Xinao Gas Holdings Ltd	2,779,000	2,204,261	0.52
	Other		1,865,810	0.44

			11,877,347	2.82

	PAPER AND ALLIED PRODUCTS		347,912	0.08

	PETROLEUM AND COAL PRODUCTS
	BP plc	485,002	5,153,962	1.22
	ENI S.p.A.	310,552	8,582,680	2.04
	Fortum Oyj	651,001	12,163,349	2.89
	Repsol YPF S.A.	96,180	2,798,790	0.66
	Royal Dutch Shell plc (A Shares)	81,493	2,477,684	0.59
			1,741,757	0.41

			32,918,222	7.81

	PRIMARY METAL INDUSTRIES
	Nippon Steel Corp	681,000	2,423,282	0.58
	Other		476,650	0.11

			2,899,932	0.69

	RAILROAD TRANSPORTATION		1,278,031	0.30

	REAL ESTATE		3,320,688	0.79

	SECURITY AND COMMODITY BROKERS		1,565,533	0.37

	STONE, CLAY, AND GLASS PRODUCTS
	Holcim Ltd	126,636	8,599,660	2.04
	Other		4,007,794	0.95

			12,607,454	2.99

	TOBACCO PRODUCTS		1,384,394	0.33

	TRANSPORTATION EQUIPMENT
	DaimlerChrysler AG	329,296	16,756,485	3.98
*	Fiat S.p.A.	456,111	3,959,722	0.94
	Toyota Motor Corp	131,700	6,828,806	1.62
	Other		5,902,645	1.40

			33,447,658	7.94

	TRANSPORTATION SERVICES		2,738	0.00	**

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	55

International Equity Fund	Summary portfolio of investments December 31, 2005	concluded

				% OF NET
COMPANY		SHARES	VALUE	ASSETS

TRUCKING AND WAREHOUSING
Deutsche Post AG		501,250	$12,108,788	2.87%

			12,108,788	2.87

WATER TRANSPORTATION			1,299,000	0.31

WHOLESALE TRADE-DURABLE GOODS
Wolseley plc		236,045	4,964,071	1.18
Other			3,081,739	0.73

			8,045,810	1.91

WHOLESALE TRADE-NONDURABLE GOODS			1,486,227	0.35

TOTAL COMMON STOCKS	(Cost $367,879,328)		420,177,074	99.70

TOTAL PORTFOLIO	(Cost $367,879,328)		420,177,074	99.70%
OTHER ASSETS & LIABILITIES, NET			1,254,235	0.30

NET ASSETS			$421,431,309	100.00%

*	Non-income producing
**	Percentage represents less than 0.01%.

ABBREVIATION:
Spon ADR — Sponsored American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $369,210,151. Net unrealized appreciation of portfolio investments aggregated $50,966,923 of which $54,769,395 related to appreciated portfolio investments and $3,802,472 related to depreciated portfolio investments.

56	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

International Equity Fund	Summary of market values by country December 31, 2005

	VALUE	%

UNITED STATES OF AMERICA	$891,900	0.21%

DOMESTIC	891,900	0.21

FOREIGN
AUSTRALIA	16,340,179	3.89
BERMUDA	2,738	0.00
CHINA	2,603,622	0.62
FINLAND	14,154,362	3.37
FRANCE	50,918,505	12.12
GERMANY	72,141,623	17.17
HONG KONG	5,234,741	1.25
INDIA	4,277,178	1.02
ISRAEL	8,415,423	2.00
ITALY	22,396,677	5.33
JAPAN	109,152,885	25.98
NETHERLANDS	6,059,023	1.44
RUSSIA	4,686,635	1.12
SINGAPORE	2,190,912	0.52
SPAIN	2,798,789	0.67
SWEDEN	2,355,684	0.56
SWITZERLAND	50,604,115	12.04
TURKEY	822,105	0.19
UNITED KINGDOM	44,129,978	10.50

TOTAL FOREIGN	419,285,174	99.79

TOTAL PORTFOLIO	$420,177,074	100.00%

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	57

Growth Equity Fund	Summary portfolio of investments December 31, 2005

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES		$1,175,632	0.21%

	APPAREL AND OTHER TEXTILE PRODUCTS		3,568,820	0.65

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Lowe’s Cos, Inc	123,089	8,205,113	1.49

			8,205,113	1.49

	BUSINESS SERVICES
	Adobe Systems, Inc	246,252	9,101,474	1.65
*	eBay, Inc	247,610	10,709,133	1.94
*	Electronic Arts, Inc	159,319	8,333,977	1.51
*	Google, Inc (Class A)	38,728	16,066,698	2.91
	Microsoft Corp	369,122	9,652,540	1.75
	SAP AG (Spon ADR)	127,775	5,758,819	1.04
*	Yahoo!, Inc	242,811	9,513,335	1.72
	Other		9,256,095	1.67

			78,392,071	14.19

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	192,275	15,162,807	2.75
	Eli Lilly & Co	127,207	7,198,644	1.30
*	Genentech, Inc	96,844	8,958,070	1.62
*	Genzyme Corp	89,313	6,321,574	1.14
	Procter & Gamble Co	342,177	19,805,205	3.59
*	Sepracor, Inc	123,171	6,355,624	1.15
	Teva Pharmaceutical Industries Ltd (Spon ADR)	252,708	10,868,971	1.97
	Other		7,636,454	1.38

			82,307,349	14.90

	COMMUNICATIONS
	Sprint Nextel Corp	226,233	5,284,803	0.96
*	Univision Communications, Inc (Class A)	179,983	5,289,700	0.96
	Other		6,129,537	1.10

			16,704,040	3.02

	ELECTRIC, GAS, AND SANITARY SERVICES		2,272,326	0.41

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Analog Devices, Inc	220,362	7,904,385	1.43
*	Broadcom Corp (Class A)	112,098	5,285,421	0.96
	Emerson Electric Co	77,489	5,788,428	1.05
	General Electric Co	537,282	18,831,734	3.41
	Intel Corp	228,927	5,714,018	1.03
*	Marvell Technology Group Ltd	113,327	6,356,511	1.15
	Motorola, Inc	462,542	10,448,824	1.89
*	Network Appliance, Inc	236,375	6,382,125	1.16
	Qualcomm, Inc	327,192	14,095,431	2.55
	Other		10,352,691	1.87

			91,159,568	16.50

58	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund	Summary portfolio of investments December 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	ENGINEERING AND MANAGEMENT SERVICES		$4,637,298	0.84%

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	215,585	12,736,762	2.31

			12,736,762	2.31

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	181,275	6,553,091	1.19

			6,553,091	1.19

	GENERAL MERCHANDISE STORES
	Target Corp	144,452	7,940,526	1.44
	Other		3,494,603	0.63

			11,435,129	2.07

	HEALTH SERVICES
*	Caremark Rx, Inc	165,323	8,562,078	1.55
	Other		1,177,222	0.21

			9,739,300	1.76

	HOLDING AND OTHER INVESTMENT OFFICES		591,716	0.11

	HOTELS AND OTHER LODGING PLACES		6,447,722	1.17

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Applied Materials, Inc	339,965	6,098,972	1.11
*	Dell, Inc	276,542	8,293,495	1.50
*	EMC Corp	726,322	9,892,506	1.79
	Other		3,331,482	0.60

			27,616,455	5.00

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	97,396	5,853,500	1.06
	Medtronic, Inc	232,938	13,410,241	2.43
*	St. Jude Medical, Inc	249,846	12,542,269	2.27
*	Zimmer Holdings, Inc	94,071	6,344,148	1.15

			38,150,158	6.91

	INSURANCE CARRIERS
	Aetna, Inc	79,284	7,477,274	1.35
	Progressive Corp	57,553	6,721,039	1.22
*	WellPoint, Inc	119,552	9,539,054	1.73

			23,737,367	4.30

	LEATHER AND LEATHER PRODUCTS		2,940,755	0.53

	METAL MINING		4,157,238	0.75

	MISCELLANEOUS RETAIL
	CVS Corp	227,146	6,001,197	1.09

			6,001,197	1.09

	MOTION PICTURES		6,973,377	1.26

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	59

Growth Equity Fund	Summary portfolio of investments December 31, 2005	continued

				% OF NET
	COMPANY	SHARES	VALUE	ASSETS

	NONDEPOSITORY INSTITUTIONS
	American Express Co	238,778	$12,287,516	2.22%
	Other		4,519,914	0.82

			16,807,430	3.04

	OIL AND GAS EXTRACTION
	Schlumberger Ltd	72,441	7,037,643	1.27
	Other		8,874,340	1.61

			15,911,983	2.88

	PETROLEUM AND COAL PRODUCTS		4,698,688	0.85

	PRIMARY METAL INDUSTRIES
*	Corning, Inc	389,507	7,657,708	1.39

			7,657,708	1.39

	SECURITY AND COMMODITY BROKERS
	Charles Schwab Corp	436,681	6,406,110	1.16
	Goldman Sachs Group, Inc	56,369	7,198,885	1.31
	Other		5,980,049	1.08

			19,585,044	3.55

	TRANSPORTATION BY AIR		2,549,920	0.46

	TRANSPORTATION EQUIPMENT
	Boeing Co	118,673	8,335,592	1.51
	United Technologies Corp	201,506	11,266,200	2.04

			19,601,792	3.55

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)	89,833	6,750,950	1.22

			6,750,950	1.22

	WATER TRANSPORTATION		4,874,165	0.88

	WHOLESALE TRADE-NONDURABLE GOODS
	Nike, Inc (Class B)	94,356	8,189,158	1.48

			8,189,158	1.48

	TOTAL COMMON STOCKS	(Cost $495,797,784)	552,129,322	99.96

60	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth Equity Fund	Summary portfolio of investments December 31, 2005	concluded

				% OF NET
	COMPANY		VALUE	ASSETS

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		$259,903	0.05%

	TOTAL SHORT-TERM INVESTMENTS	(Cost $259,951)	259,903	0.05

	TOTAL PORTFOLIO	(Cost $496,057,735)	552,389,225	100.01%
	OTHER ASSETS & LIABILITIES, NET		(27,785)	(0.01)

	NET ASSETS		$552,361,440	100.00%

*	Non-income producing
+	Notes have a rate of 3.400% and mature on 1/03/06.

ABBREVIATION:
Spon ADR — Sponsored American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $497,684,768. Net unrealized appreciation of portfolio investments aggregated $54,704,457 of which $80,377,616 related to appreciated portfolio investments and $25,673,159 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	61

Growth & Income Fund	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	APPAREL AND ACCESSORY STORES		$1,645,937	0.32%

	BUILDING MATERIALS AND GARDEN SUPPLIES		1,633,287	0.32

	BUSINESS SERVICES
	Automatic Data Processing, Inc	112,170	5,147,481	1.00
*	Google, Inc (Class A)	9,867	4,093,424	0.79
	Microsoft Corp	447,796	11,709,865	2.27
	Other		14,350,859	2.79

			35,301,629	6.85

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	54,614	4,306,860	0.84
	AstraZeneca plc (Spon ADR)	86,850	4,220,910	0.82
	Monsanto Co	57,521	4,459,603	0.86
	Pfizer, Inc	193,011	4,501,017	0.87
	Procter & Gamble Co	154,065	8,917,282	1.73
	Teva Pharmaceutical Industries Ltd (Spon ADR)	130,129	5,596,848	1.09
	Wyeth	172,518	7,947,904	1.54
	Other		28,578,625	5.55

			68,529,049	13.30

	COMMUNICATIONS
	Sprint Nextel Corp	187,164	4,372,151	0.85
	Other		4,785,069	0.93

			9,157,220	1.78

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	276,178	12,745,615	2.47
	Citigroup, Inc	167,665	8,136,782	1.58
	JPMorgan Chase & Co	226,809	9,002,049	1.75
	Northern Trust Corp	115,440	5,982,101	1.16
	US Bancorp	204,711	6,118,812	1.19
	Other		5,395,601	1.05

			47,380,960	9.20

	EATING AND DRINKING PLACES
*	Starbucks Corp	75,350	2,261,254	0.44
	Other		3,014,900	0.58

			5,276,154	1.02

	ELECTRIC, GAS, AND SANITARY SERVICES
*	Allegheny Energy, Inc	157,500	4,984,875	0.97
	Exelon Corp	97,770	5,195,498	1.01
	Other		3,564,782	0.69

			13,745,155	2.67

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	379,446	6,496,116	1.26
	General Electric Co	492,954	17,278,038	3.35
	Honeywell International, Inc	153,254	5,708,712	1.11
	Intel Corp	185,058	4,619,048	0.90

62	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT — (continued)
	Motorola, Inc	207,031	$4,676,830	0.91%
	Qualcomm, Inc	156,558	6,744,519	1.31
	Other		21,206,844	4.12

			66,730,107	12.96

	FOOD AND KINDRED PRODUCTS
	PepsiCo, Inc	154,021	9,099,561	1.77
	Other		2,556,805	0.49

			11,656,366	2.26

	FOOD STORES
*	Kroger Co	132,932	2,509,756	0.49

			2,509,756	0.49

	FURNITURE AND HOMEFURNISHINGS STORES
*	Bed Bath & Beyond, Inc	119,340	4,314,141	0.84
	Best Buy Co, Inc	100,788	4,382,262	0.85

			8,696,403	1.69

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	135,251	6,329,747	1.23
	Other		4,013,305	0.78

			10,343,052	2.01

	HEALTH SERVICES
*	Caremark Rx, Inc	80,115	4,149,156	0.81
*	Coventry Health Care, Inc	145,722	8,300,325	1.61
	Other		2,410,713	0.47

			14,860,194	2.89

	HOLDING AND OTHER INVESTMENT OFFICES		3,055,719	0.59

	HOTELS AND OTHER LODGING PLACES		1,493,590	0.29

	INDUSTRIAL MACHINERY AND EQUIPMENT
*	Apple Computer, Inc	62,631	4,502,543	0.87
	Hewlett-Packard Co	251,074	7,188,249	1.39
	International Business Machines Corp	88,220	7,251,684	1.41
	Other		6,008,901	1.17

			24,951,377	4.84

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	97,308	5,848,211	1.14
	Medtronic, Inc	96,162	5,536,046	1.07
	Other		1,755,311	0.34

			13,139,568	2.55

	INSURANCE CARRIERS
	Aflac, Inc	115,265	5,350,601	1.04
	American International Group, Inc	202,654	13,827,082	2.68
	St. Paul Travelers Cos, Inc	136,420	6,093,881	1.18
	Other		4,993,866	0.97

			30,265,430	5.87

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	63

Growth & Income Fund	Summary portfolio of investments December 31, 2005	continued

COMPANY	SHARES	VALUE	% OF NET ASSETS

METAL MINING		$5,758,070	1.12%

MISCELLANEOUS RETAIL		980,438	0.19

MOTION PICTURES
Time Warner, Inc	338,505	5,903,527	1.15
Other		5,216,273	1.01

		11,119,800	2.16

NONDEPOSITORY INSTITUTIONS
American Express Co	144,801	7,451,459	1.45
SLM Corp	100,605	5,542,329	1.08
Other		2,906,343	0.56

		15,900,131	3.09

OIL AND GAS EXTRACTION
Schlumberger Ltd	50,275	4,884,216	0.95
Other		10,713,495	2.08

		15,597,711	3.03

PETROLEUM AND COAL PRODUCTS
EOG Resources, Inc	80,962	5,940,182	1.15
Exxon Mobil Corp	276,431	15,527,129	3.01
Occidental Petroleum Corp	81,174	6,484,179	1.26
Other		3,062,462	0.60

		31,013,952	6.02

PRINTING AND PUBLISHING		3,489,522	0.68

RAILROAD TRANSPORTATION		2,765,832	0.54

SECURITY AND COMMODITY BROKERS
Lehman Brothers Holdings, Inc	41,170	5,276,759	1.03
Morgan Stanley	81,782	4,640,311	0.90
Other		2,799,024	0.54

		12,716,094	2.47

TOBACCO PRODUCTS
Altria Group, Inc	263,037	19,654,125	3.82

		19,654,125	3.82

TRANSPORTATION BY AIR		2,442,815	0.47

TRANSPORTATION EQUIPMENT
Boeing Co	66,214	4,650,871	0.90
Northrop Grumman Corp	88,805	5,338,069	1.04
Other		6,593,659	1.28

		16,582,599	3.22

TRANSPORTATION SERVICES		3,214,956	0.62

WHOLESALE TRADE-DURABLE GOODS		1,531,457	0.30

WHOLESALE TRADE-NONDURABLE GOODS		1,450,572	0.28

TOTAL COMMON STOCKS (Cost $476,643,042)		514,589,027	99.91

64	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Growth & Income Fund	Summary portfolio of investments December 31, 2005	concluded

	COMPANY	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES	$139,948	0.02%

	TOTAL SHORT-TERM INVESTMENTS (Cost $139,974)	139,948	0.02

	TOTAL PORTFOLIO (Cost $476,783,016)	514,728,975	99.93%
	OTHER ASSETS & LIABILITIES, NET	336,027	0.07

	NET ASSETS	$515,065,002	100.00%

*	Non-income producing
+	Notes have a rate of 3.400% and mature on 1/03/06.

ABBREVIATION:
Spon ADR — Sponsored American Depositary Receipt

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $480,597,500. Net unrealized appreciation of portfolio investments aggregated $34,131,475 of which $50,113,267 related to appreciated portfolio investments and $15,981,792 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	65

Summary portfolio of investments
Equity Index Fund	December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AGRICULTURAL PRODUCTION-CROPS		$54,775	0.02%

	AGRICULTURAL PRODUCTION-LIVESTOCK		30,397	0.01

	AMUSEMENT AND RECREATION SERVICES		694,649	0.19

	APPAREL AND ACCESSORY STORES		2,426,688	0.66

	APPAREL AND OTHER TEXTILE PRODUCTS		588,979	0.16

	AUTO REPAIR, SERVICES AND PARKING		207,610	0.06

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		655,959	0.18

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	56,855	2,301,490	0.63
	Lowe’s Cos, Inc	20,379	1,358,464	0.37
	Other		281,878	0.08

			3,941,832	1.08

	BUSINESS SERVICES
*	Google, Inc (Class A)	4,315	1,790,121	0.49
	Microsoft Corp	243,592	6,369,931	1.74
	Other		18,781,455	5.14

			26,941,507	7.37

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	40,911	1,613,121	0.44
*	Amgen, Inc	32,563	2,567,918	0.70
	Eli Lilly & Co	25,772	1,458,437	0.40
	Merck & Co, Inc	58,016	1,845,489	0.50
	Pfizer, Inc	195,452	4,557,941	1.25
	Procter & Gamble Co	88,555	5,125,563	1.40
	Wyeth	35,278	1,625,257	0.44
	Other		16,148,696	4.42

			34,942,422	9.55

	COAL MINING		722,209	0.20

	COMMUNICATIONS
	AT&T, Inc	103,147	2,526,070	0.69
*	Comcast Corp (Class A)	53,603	1,391,534	0.38
	Sprint Nextel Corp	73,457	1,715,956	0.47
	Verizon Communications, Inc	72,910	2,196,049	0.60
	Other		7,007,534	1.92

			14,837,143	4.06

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	105,995	4,891,669	1.34
	Citigroup, Inc	136,761	6,637,011	1.81
	JPMorgan Chase & Co	92,696	3,679,104	1.01
	US Bancorp	48,158	1,439,443	0.39
	Wachovia Corp	41,478	2,192,527	0.60
	Wells Fargo & Co	44,468	2,793,924	0.76
	Other		14,953,411	4.09

			36,587,089	10.00

66	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	EATING AND DRINKING PLACES		$2,689,500	0.74%

	EDUCATIONAL SERVICES		640,865	0.18

	ELECTRIC, GAS, AND SANITARY SERVICES		14,121,870	3.86

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	170,242	2,914,543	0.80
d	General Electric Co	279,081	9,781,789	2.67
	Intel Corp	162,658	4,059,944	1.11
	Motorola, Inc	64,396	1,454,706	0.40
	Qualcomm, Inc	42,970	1,851,148	0.51
	Texas Instruments, Inc	43,713	1,401,876	0.38
	Other		11,045,107	3.02

			32,509,113	8.89

	ENGINEERING AND MANAGEMENT SERVICES		2,759,977	0.76

	FABRICATED METAL PRODUCTS		1,369,347	0.37

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	54,873	2,211,931	0.60
	PepsiCo, Inc	44,139	2,607,732	0.71
	Other		5,213,545	1.43

			10,033,208	2.74

	FOOD STORES		1,601,138	0.44

	FORESTRY		504,274	0.14

	FURNITURE AND FIXTURES		1,392,771	0.38

	FURNITURE AND HOME FURNISHINGS STORES		1,405,824	0.38

	GENERAL BUILDING CONTRACTORS		1,810,731	0.50

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	66,331	3,104,291	0.85
	Other		3,546,622	0.97

			6,650,913	1.82

	HEALTH SERVICES		4,354,826	1.19

	HEAVY CONSTRUCTION, EXCEPT BUILDING		43,415	0.01

	HOLDING AND OTHER INVESTMENT OFFICES		9,143,374	2.50

	HOTELS AND OTHER LODGING PLACES		1,545,006	0.42

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	20,254	1,569,685	0.43
*	Apple Computer, Inc	21,638	1,555,556	0.42
*	Dell, Inc	64,747	1,941,763	0.53
	Hewlett-Packard Co	76,178	2,180,976	0.60
d	International Business Machines Corp	42,542	3,496,952	0.96
	Other		9,299,060	2.54

			20,043,992	5.48

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	67

Equity Index Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	78,285	$4,704,929	1.29%
	Medtronic, Inc	31,919	1,837,577	0.50
	Other		9,603,467	2.62

			16,145,973	4.41

	INSURANCE AGENTS, BROKERS AND SERVICE		1,679,856	0.46

	INSURANCE CARRIERS
	American International Group, Inc	60,497	4,127,710	1.13
	UnitedHealth Group, Inc	35,806	2,224,985	0.61
*	WellPoint, Inc	16,497	1,316,296	0.36
	Other		12,040,143	3.29

			19,709,134	5.39

	JUSTICE, PUBLIC ORDER AND SAFETY		51,624	0.01

	LEATHER AND LEATHER PRODUCTS		471,519	0.13

	LEGAL SERVICES		36,539	0.01

	LOCAL AND INTERURBAN PASSENGER TRANSIT		58,029	0.02

	LUMBER AND WOOD PRODUCTS		162,701	0.04

	METAL MINING		1,366,043	0.37

	MISCELLANEOUS MANUFACTURING INDUSTRIES		744,821	0.20

	MISCELLANEOUS RETAIL		4,236,920	1.16

	MOTION PICTURES
	Time Warner, Inc	120,744	2,105,775	0.58
	Other		3,746,649	1.02

			5,852,424	1.60

	NONDEPOSITORY INSTITUTIONS
	American Express Co	28,807	1,482,408	0.41
	Other		6,087,992	1.66

			7,570,400	2.07

	NONMETALLIC MINERALS, EXCEPT FUELS		266,689	0.07

	OIL AND GAS EXTRACTION		10,043,719	2.75

	PAPER AND ALLIED PRODUCTS		1,988,482	0.54

	PERSONAL SERVICES		590,545	0.16

	PETROLEUM AND COAL PRODUCTS
	Chevron Corp	59,716	3,390,077	0.93
	ConocoPhillips	36,685	2,134,333	0.58
	Exxon Mobil Corp	167,485	9,407,632	2.57
	Other		3,020,520	0.83

			17,952,562	4.91

	PRIMARY METAL INDUSTRIES		2,920,984	0.80

	PRINTING AND PUBLISHING		2,720,516	0.74

68	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Equity Index Fund	Summary portfolio of investments December 31, 2005	concluded

COMPANY		SHARES	VALUE	% OF NET ASSETS

RAILROAD TRANSPORTATION			$2,127,355	0.58%

REAL ESTATE			397,942	0.11

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			410,149	0.11

SECURITY AND COMMODITY BROKERS
Merrill Lynch & Co, Inc		24,765	1,677,333	0.46
Morgan Stanley		28,853	1,637,119	0.45
Other			6,004,673	1.64

			9,319,125	2.55

SOCIAL SERVICES			47,611	0.01

SPECIAL TRADE CONTRACTORS			160,959	0.04

STONE, CLAY, AND GLASS PRODUCTS			393,409	0.11

TEXTILE MILL PRODUCTS			16,957	0.00 **

TOBACCO PRODUCTS
Altria Group, Inc		54,567	4,077,246	1.11
Other			507,700	0.14

			4,584,946	1.25

TRANSPORTATION BY AIR			1,559,096	0.43

TRANSPORTATION EQUIPMENT
Boeing Co		21,735	1,526,666	0.42
United Technologies Corp		26,973	1,508,060	0.41
Other			5,747,986	1.57

			8,782,712	2.40

TRANSPORTATION SERVICES			731,095	0.20

TRUCKING AND WAREHOUSING			1,693,071	0.46

WATER TRANSPORTATION			174,720	0.05

WHOLESALE TRADE-DURABLE GOODS			1,609,965	0.44

WHOLESALE TRADE-NONDURABLE GOODS			3,462,207	0.95

TOTAL COMMON STOCKS	(Cost $304,504,960)		365,292,202	99.87

TOTAL PORTFOLIO	(Cost $304,504,960)		365,292,202	99.87%
OTHER ASSETS & LIABILITIES, NET			461,190	0.13

NET ASSETS			$365,753,392	100.00%

*	Non-income producing
**	Percentage represents less than 0.01%.
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $305,541,204. Net unrealized appreciation of portfolio investments aggregated $59,750,998 of which $87,480,582 related to appreciated portfolio investments and $27,729,584 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	69

Social Choice Equity Fund	Summary portfolio of investments December 31, 2005

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	COMMON STOCKS

	AMUSEMENT AND RECREATION SERVICES		$23,810	0.01%

	APPAREL AND ACCESSORY STORES		1,226,380	0.77

	APPAREL AND OTHER TEXTILE PRODUCTS		152,234	0.10

	AUTO REPAIR, SERVICES AND PARKING		34,737	0.02

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		96,071	0.06

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	33,684	1,363,528	0.86
	Lowe’s Cos, Inc	12,400	826,584	0.52
	Other		21,633	0.01

			2,211,745	1.39

	BUSINESS SERVICES
*	Google, Inc (Class A)	2,090	867,057	0.55
	Microsoft Corp	135,852	3,552,530	2.23
	Other		6,255,752	3.94

			10,675,339	6.72

	CHEMICALS AND ALLIED PRODUCTS
*	Amgen, Inc	17,891	1,410,884	0.89
	Merck & Co, Inc	55,848	1,776,525	1.12
	Procter & Gamble Co	51,757	2,995,695	1.88
	Other		6,923,846	4.36

			13,106,950	8.25

	COMMUNICATIONS
	AT&T, Inc	68,168	1,669,434	1.05
	BellSouth Corp	31,732	859,937	0.54
*	Comcast Corp (Class A)	31,665	822,023	0.52
	Sprint Nextel Corp	37,089	866,399	0.55
	Verizon Communications, Inc	50,876	1,532,385	0.96
	Other		2,076,583	1.31

			7,826,761	4.93

	DEPOSITORY INSTITUTIONS
	JPMorgan Chase & Co	71,018	2,818,704	1.77
	US Bancorp	43,458	1,298,960	0.82
	Wachovia Corp	31,749	1,678,252	1.06
	Washington Mutual, Inc	24,857	1,081,280	0.68
	Wells Fargo & Co	31,149	1,957,092	1.23
	Other		6,726,193	4.23

			15,560,481	9.79

	EATING AND DRINKING PLACES
	McDonald’s Corp	28,363	956,400	0.60
	Other		479,502	0.30

			1,435,902	0.90

	EDUCATIONAL SERVICES		27,313	0.02

70	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES
	Kinder Morgan, Inc	8,270	$760,427	0.48%
	Other		7,180,590	4.52

			7,941,017	5.00

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
*	Cisco Systems, Inc	90,063	1,541,879	0.97
	Emerson Electric Co	13,878	1,036,687	0.65
	Intel Corp	94,465	2,357,846	1.48
	Motorola, Inc	40,047	904,662	0.57
	Qualcomm, Inc	23,300	1,003,764	0.63
	Texas Instruments, Inc	25,074	804,123	0.51
	Other		3,100,923	1.95

			10,749,884	6.76

	ENGINEERING AND MANAGEMENT SERVICES		832,907	0.52

	FABRICATED METAL PRODUCTS
	Illinois Tool Works, Inc	9,601	844,792	0.53
	Other		294,462	0.19

			1,139,254	0.72

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	42,955	1,731,516	1.09
	PepsiCo, Inc	30,474	1,800,404	1.13
	Other		1,866,018	1.18

			5,397,938	3.40

	FOOD STORES		1,055,211	0.66

	FURNITURE AND FIXTURES		1,289,430	0.81

	FURNITURE AND HOMEFURNISHINGS STORES		470,335	0.30

	GENERAL BUILDING CONTRACTORS		891,051	0.56

	GENERAL MERCHANDISE STORES
	Target Corp	15,278	839,832	0.53
	Other		1,246,476	0.78

			2,086,308	1.31

	HEALTH SERVICES		1,230,652	0.77

	HOLDING AND OTHER INVESTMENT OFFICES		3,970,745	2.50

	HOTELS AND OTHER LODGING PLACES		431,794	0.27

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	18,766	1,454,365	0.92
*	Dell, Inc	33,650	1,009,164	0.63
	Hewlett-Packard Co	40,247	1,152,272	0.73
	International Business Machines Corp	25,731	2,115,088	1.33
	Other		4,186,463	2.63

			9,917,352	6.24

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	71

Social Choice Equity Fund	Summary portfolio of investments December 31, 2005	continued

	COMPANY	SHARES	VALUE	% OF NET ASSETS

	INSTRUMENTS AND RELATED PRODUCTS
	Johnson & Johnson	58,922	$3,541,212	2.23%
	Medtronic, Inc	22,476	1,293,943	0.81
	Other		4,658,670	2.93

			9,493,825	5.97

	INSURANCE AGENTS, BROKERS AND SERVICE		1,278,090	0.80

	INSURANCE CARRIERS
	Prudential Financial, Inc	12,259	897,236	0.56
	St. Paul Travelers Cos, Inc	17,454	779,670	0.49
	UnitedHealth Group, Inc	21,002	1,305,064	0.82
*	WellPoint, Inc	9,734	776,676	0.49
	Other		5,717,988	3.60

			9,476,634	5.96

	LEATHER AND LEATHER PRODUCTS		246,956	0.16

	LOCAL AND INTERURBAN PASSENGER TRANSIT		16,261	0.01

	LUMBER AND WOOD PRODUCTS		30,996	0.02

	METAL MINING		340,944	0.21

	MISCELLANEOUS MANUFACTURING INDUSTRIES		236,805	0.15

	MISCELLANEOUS RETAIL
	Walgreen Co	17,190	760,829	0.48
	Other		1,134,503	0.71

			1,895,332	1.19

	MOTION PICTURES
	Time Warner, Inc	81,162	1,415,465	0.89
	Walt Disney Co	45,358	1,087,231	0.68
			214,981	0.14

			2,717,677	1.71

	NONDEPOSITORY INSTITUTIONS
	American Express Co	25,053	1,289,227	0.81
	Freddie Mac	14,980	978,943	0.62
	Other		4,087,321	2.57

			6,355,491	4.00

	NONMETALLIC MINERALS, EXCEPT FUELS
	Other		248,284	0.16

	OIL AND GAS EXTRACTION
	Anadarko Petroleum Corp	9,361	886,955	0.56
	Apache Corp	11,934	817,718	0.51
	Devon Energy Corp	14,134	883,940	0.56
	Other		5,073,518	3.19

			7,662,131	4.82

	PAPER AND ALLIED PRODUCTS		1,356,412	0.85

	PERSONAL SERVICES		14,829	0.01

72	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Social Choice Equity Fund	Summary portfolio of investments December 31, 2005	concluded

	COMPANY		SHARES	VALUE	% OF NET ASSETS

	PETROLEUM AND COAL PRODUCTS			$1,758,556	1.11%

	PRIMARY METAL INDUSTRIES			1,821,545	1.15

	PRINTING AND PUBLISHING			1,476,049	0.93

	RAILROAD TRANSPORTATION			693,527	0.44

	REAL ESTATE			12,876	0.01

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS			125,074	0.08

	SECURITY AND COMMODITY BROKERS
	Goldman Sachs Group, Inc		8,736	1,115,675	0.70
	Merrill Lynch & Co, Inc		20,686	1,401,063	0.88
	Other			1,751,994	1.11

				4,268,732	2.69

	SPECIAL TRADE CONTRACTORS			59,436	0.04

	STONE, CLAY, AND GLASS PRODUCTS			88,520	0.06

	TEXTILE MILL PRODUCTS			35,446	0.02

	TRANSPORTATION BY AIR			1,055,274	0.66

	TRANSPORTATION EQUIPMENT			1,485,660	0.93

	TRANSPORTATION SERVICES			151,090	0.10

	TRUCKING AND WAREHOUSING
	United Parcel Service, Inc (Class B)		14,557	1,093,959	0.69
	Other			32,000	0.02

				1,125,959	0.71

	WATER TRANSPORTATION			91,750	0.06

	WHOLESALE TRADE-DURABLE GOODS			998,160	0.63

	WHOLESALE TRADE-NONDURABLE GOODS			2,342,096	1.47

	TOTAL COMMON STOCKS	(Cost $147,927,470)		158,742,018	99.89

	SHORT-TERM INVESTMENTS
+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			1,159,568	0.73

	TOTAL SHORT-TERM INVESTMENTS	(Cost $1,159,781)		1,159,568	0.73

	TOTAL PORTFOLIO	(Cost $149,087,251)		159,901,586	100.62%
	OTHER ASSETS & LIABILITIES, NET			(980,722)	(0.62)

	NET ASSETS			$158,920,864	100.00%

*	Non-income producing
+	Notes have a rate of 3.400% and mature on 1/03/06.

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $149,429,229. Net unrealized appreciation of portfolio investments aggregated $10,472,357 of which $26,735,042 related to appreciated portfolio investments and $16,262,685 related to depreciated portfolio investments.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	73

Managed Allocation Fund	Statement of investments December 31, 2005

			SHARES	VALUE	% OF NET ASSETS

TIAA-CREF FUNDS
TIAA-CREF Bond Plus Fund			18,495,706	$187,361,506	35.24%
TIAA-CREF Growth Equity Fund			12,119,650	116,469,844	21.91
TIAA-CREF High-Yield Bond Fund			1,453,543	13,183,634	2.48
TIAA-CREF Institutional Large Cap Value Fund - Retail Class			8,360,098	115,536,555	21.73
TIAA-CREF Institutional Real Estate Securities Fund - Retail Class			411,997	5,327,131	1.00
TIAA-CREF Institutional Small-Cap Equity Fund - Retail Class			1,172,624	16,909,241	3.18
TIAA-CREF International Equity Fund			5,516,912	66,313,292	12.48
TIAA-CREF Money Market Fund			2,616,345	2,616,345	0.49
TIAA-CREF Short-Term Bond Fund			761,313	7,864,364	1.48

TOTAL TIAA-CREF FUNDS		(Cost $518,146,062)		531,581,912	99.99

			PRINCIPAL

SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB)	3.400%, 01/03/06		$390,000	389,855	0.08

TOTAL SHORT-TERM INVESTMENTS		(Cost $389,927)		389,855	0.08

TOTAL PORTFOLIO		(Cost $518,535,989)		531,971,767	100.07%
OTHER ASSETS & LIABILITIES, NET				(350,723)	(0.07)

NET ASSETS				$531,621,044	100.00%

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $535,464,175. Net unrealized depreciation of portfolio investments aggregated $3,492,408 of which $36,480,424 related to appreciated portfolio investments and $39,972,832 related to depreciated portfolio investments.

74	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Bond Fund	Summary portfolio of investments December 31, 2005

	ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

	CORPORATE BONDS

	AGRICULTURAL PRODUCTION-CROPS				$2,050,000	0.73%

	AGRICULTURAL SERVICES
	United Agri Products	8.250%, 12/15/11	B1	$1,809,000	1,899,450	0.68
	Other				1,010,000	0.36

					2,909,450	1.04

	AMUSEMENT AND RECREATION SERVICES
	Speedway Motorsports, Inc	6.750%, 06/01/13	Ba2	1,750,000	1,771,875	0.63
	Other				1,360,313	0.49

					3,132,188	1.12

	APPAREL AND OTHER TEXTILE PRODUCTS
	Broder Brothers	11.250%, 10/15/10	B3	3,000,000	2,857,500	1.02

	AUTO REPAIR, SERVICES AND PARKING
g	Hertz Corp	10.500%, 01/01/16	B3	2,500,000	2,575,000	0.92
	Keystone Automotive Operations, Inc	9.750%, 11/01/13	Caa1	3,000,000	2,595,000	0.93
	Other				1,273,438	0.45

					6,443,438	2.30

	AUTOMOTIVE DEALERS AND SERVICE STATIONS
	Autonation, Inc	9.000%, 08/01/08	Ba2	2,750,000	2,942,500	1.05

	BUSINESS SERVICES
	Activant Solutions, Inc	10.500%, 06/15/11	B2	2,000,000	2,190,000	0.78
	Iron Mountain, Inc	8.625%, 04/01/13	Caa1	2,000,000	2,085,000	0.74
	Lamar Media Corp	6.625%, 08/15/15	Ba3	3,000,000	3,011,250	1.08
	Sungard Data Systems, Inc	9.125%, 08/15/13	B3	3,000,000	3,105,000	1.11
	Other				5,101,813	1.82

					15,493,063	5.53

	CHEMICALS AND ALLIED PRODUCTS
	Hercules, Inc	6.750%, 10/15/29	Ba3	2,000,000	1,925,000	0.69
g	Mylan Laboratories, Inc	6.375%, 08/15/15	Ba1	1,600,000	1,602,000	0.57
	WH Holdings Ltd/WH Capital Corp	9.500%, 04/01/11	B1	1,900,000	2,052,000	0.73
	Other				8,737,291	3.12

					14,316,291	5.11

	COAL MINING
	Foundation PA Coal Co	7.250%, 08/01/14	B1	1,750,000	1,809,063	0.65
	Other				2,578,750	0.92

					4,387,813	1.57

	COMMUNICATIONS
	Allbritton Communications Co	7.750%, 12/15/12	B3	2,850,000	2,864,250	1.02
	American Cellular Corp	10.000%, 08/01/11	B3	2,000,000	2,170,000	0.77
	AT&T Corp	9.050%, 11/15/11	A2	2,461,000	2,720,808	0.97
	Corus Entertainment, Inc	8.750%, 03/01/12	B1	2,000,000	2,165,000	0.77
	CSC Holdings, Inc	7.625%, 04/01/11	B2	2,100,000	2,089,500	0.75
	Gray Television, Inc	9.250%, 12/15/11	Ba3	1,500,000	1,601,250	0.57
	MCI, Inc	7.688%, 05/01/09	Ba3	2,000,000	2,065,000	0.74

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	75

High-Yield Bond Fund	Summary portfolio of investments December 31, 2005	continued

	ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

	COMMUNICATIONS — (continued)
	Qwest Corp	7.875%, 09/01/11	Ba3	$2,500,000	$2,693,750	0.96%
	Qwest Corp	8.875%, 03/15/12	Ba3	2,000,000	2,255,000	0.81
	Rogers Wireless, Inc	9.625%, 05/01/11	Ba3	1,750,000	2,012,500	0.72
	Other				12,244,970	4.37

					34,882,028	12.45

	EATING AND DRINKING PLACES
	Carrols Corp	9.000%, 01/15/13	B3	2,000,000	1,945,000	0.69

	ELECTRIC, GAS, AND SANITARY SERVICES
	CMS Energy Corp	8.500%, 04/15/11	B1	1,500,000	1,633,125	0.58
	Midwest Generation LLC	8.300%, 07/02/09	B1	2,500,000	2,606,250	0.93
g	Texas Genco LLC/Texas Genco Financing Corp	6.875%, 12/15/14	B1	2,000,000	2,165,000	0.77
	Other				27,031,959	9.65

					33,436,334	11.93

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	Flextronics International Ltd	6.250%, 11/15/14	Ba2	2,000,000	1,972,500	0.71
	L-3 Communications Corp	5.875%, 01/15/15	Ba3	2,000,000	1,940,000	0.69
	Other				5,362,938	1.91

					9,275,438	3.31

	FABRICATED METAL PRODUCTS				2,329,375	0.83

	FOOD AND KINDRED PRODUCTS				2,295,000	0.82

	FOOD STORES
	Delhaize America, Inc	8.125%, 04/15/11	Ba1	1,700,000	1,853,114	0.66
	Other				1,485,000	0.53

					3,338,114	1.19

	GENERAL BUILDING CONTRACTORS				5,332,150	1.90

	GENERAL MERCHANDISE STORES				1,176,564	0.42

	HEALTH SERVICES				10,143,812	3.62

	HOTELS AND OTHER LODGING PLACES
	MGM Mirage	6.750%, 09/01/12	Ba2	2,750,000	2,787,813	1.00
	Other				5,389,063	1.92

					8,176,876	2.92

	INDUSTRIAL MACHINERY AND EQUIPMENT
	Case New Holland, Inc	9.250%, 08/01/11	Ba3	1,750,000	1,872,500	0.67
	Other				1,475,625	0.52

					3,348,125	1.19

	INSTRUMENTS AND RELATED PRODUCTS
g	Fisher Scientific International, Inc	6.125%, 07/01/15	Ba2	1,750,000	1,750,000	0.62
	Other				2,264,625	0.81

					4,014,625	1.43

	JUSTICE, PUBLIC ORDER AND SAFETY				1,485,000	0.53

76	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

High-Yield Bond Fund	Summary portfolio of investments December 31, 2005	continued

	ISSUER		MOODY’S RATING (Unaudited	PRINCIPAL	VALUE	% OF NET ASSETS

	LEGAL SERVICES
g	FTI Consulting, Inc	7.625%, 06/15/13	Ba2	$1,650,000	$1,699,500	0.61%

					1,699,500	0.61

	MISCELLANEOUS MANUFACTURING INDUSTRIES
	Koppers, Inc	9.875%, 10/15/13	B2	1,500,000	1,627,500	0.58

					1,627,500	0.58

	MISCELLANEOUS RETAIL
g	GSC Holdings Corp	8.000%, 10/01/12	Ba3	3,500,000	3,290,000	1.17
	Other				4,178,310	1.49

					7,468,310	2.66

	NONDEPOSITORY INSTITUTIONS
	General Motors Acceptance Corp	8.000%, 11/01/31	Ba1	4,500,000	4,310,465	1.54
	Other				5,071,953	1.81

					9,382,418	3.35

	OIL AND GAS EXTRACTION
g	Chesapeake Energy Corp	6.875%, 11/15/20	Ba2	2,500,000	2,531,250	0.90
	Chesapeake Energy Corp	7.750%, 01/15/15	Ba2	2,000,000	2,120,000	0.76
	Other				9,414,698	3.36

					14,065,948	5.02

	PAPER AND ALLIED PRODUCTS
	Caraustar Industries, Inc	9.875%, 04/01/11	Caa1	2,500,000	2,550,000	0.91
	Greif, Inc	8.875%, 08/01/12	B1	1,880,000	2,002,200	0.71
	Other				7,948,563	2.84

					12,500,763	4.46

	PERSONAL SERVICES
	Mac-Gray Corp	7.625%, 08/15/15	B1	1,900,000	1,914,250	0.68
	Other				1,510,495	0.54

					3,424,745	1.22

	PETROLEUM AND COAL PRODUCTS				1,766,650	0.63

	PRIMARY METAL INDUSTRIES
g	Novelis, Inc	7.500%, 02/15/15	B1	2,500,000	2,331,250	0.83
	Other				1,080,338	0.39

					3,411,588	1.22

	PRINTING AND PUBLISHING
	Cenveo Corp	7.875%, 12/01/13	B3	1,825,000	1,761,125	0.63
	Other				7,988,720	2.85

					9,749,845	3.48

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS
	Solo Cup Co	8.500%, 02/15/14	Caa1	2,250,000	1,968,750	0.70

					1,968,750	0.70

	SECURITY AND COMMODITY BROKERS				810,000	0.29

	SOCIAL SERVICES				950,000	0.34

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	77

High-Yield Bond Fund	Summary portfolio of investments December 31, 2005	concluded

	ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

	STONE, CLAY, AND GLASS PRODUCTS				$2,885,938	1.03%

	TRANSPORTATION EQUIPMENT				10,075,725	3.60

	TRANSPORTATION SERVICES
	United Rentals North America, Inc	6.500%, 02/15/12	B3	$1,850,000	1,801,438	0.64

					1,801,438	0.64

	WATER TRANSPORTATION
	Gulfmark Offshore, Inc	7.750%, 07/15/14	B2	2,000,000	2,080,000	0.74

					2,080,000	0.74

	WHOLESALE TRADE-DURABLE GOODS
	Omnicare, Inc	6.750%, 12/15/13	Ba3	1,650,000	1,668,563	0.60
	Ryerson, Inc	8.250%, 12/15/11	B2	3,250,000	3,160,625	1.13
	Other				1,946,250	0.69

					6,775,438	2.42

	WHOLESALE TRADE-NONDURABLE GOODS				4,467,016	1.59

		TOTAL CORPORATE BONDS	(Cost $271,821,842)		272,622,256	97.28

	COMMON STOCKS

	AUTOMOTIVE DEALERS AND SERVICE STATIONS				2,500	0.00	**

	BUSINESS SERVICES				15	0.00	**

	PAPER AND ALLIED PRODUCTS				3	0.00	**

		TOTAL COMMON STOCKS	(Cost $162,890)		2,518	0.00	**

	SHORT-TERM INVESTMENTS

+	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES				359,866	0.13

	TOTAL SHORT-TERM INVESTMENTS		(Cost $359,932)		359,866	0.13

		TOTAL PORTFOLIO	(Cost $272,344,664)		272,984,640	97.41%
	OTHER ASSETS & LIABILITIES, NET				7,268,704	2.59

		NET ASSETS			$280,253,344	100.00%

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2005, the value of these securities amounted to $40,800,643 or 14.56% of net assets.
+	Notes have rate of 3.400% and mature on 1/03/06.
**	Percentage represents less than 0.01%

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $272,347,164. Net unrealized appreciation of portfolio investments aggregated $637,476 of which $5,379,270 related to appreciated portfolio investments and $4,741,794 related to depreciated portfolio investments.

78	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund	Summary portfolio of investments December 31, 2005

ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

BONDS

CORPORATE BONDS

AUTOMOTIVE DEALERS AND SERVICE STATIONS				$267,500	0.13%

ASSET BACKED
Centex Home Equity Series 2004-D
(Class MF2)	5.560%, 09/25/34	A2	$1,500,000	1,486,073	0.70
Chase Funding Mortgage Loan Asset-Backed Certificates
Series 2004-2 (Class 1A2)	3.777%, 01/25/22	Aaa	1,000,000	994,433	0.47
CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360%, 11/20/12	Aaa	1,320,000	1,306,169	0.62
Household Automotive Trust Series 2003-2 (Class A4)	3.020%, 12/17/10	Aaa	4,000,000	3,915,701	1.86
Other				2,221,589	1.05

				9,923,965	4.70

CHEMICALS AND ALLIED PRODUCTS
Gillette Co	4.125%, 08/30/07	Aa3	1,000,000	989,868	0.47
Other				2,210,029	1.05

				3,199,897	1.52

COMMUNICATIONS
Sprint Capital Corp	6.000%, 01/15/07	Baa2	1,000,000	1,009,447	0.48
Other				2,776,494	1.31

				3,785,941	1.79

DEPOSITORY INSTITUTIONS
Bank One Corp	6.500%, 02/01/06	Aa3	1,000,000	1,001,329	0.47
Citigroup, Inc	4.625%, 08/03/10	Aa1	2,500,000	2,465,754	1.17
Citigroup, Inc	5.750%, 05/10/06	Aa1	1,000,000	1,003,580	0.48
Wells Fargo & Co	4.200%, 01/15/10	Aa1	2,000,000	1,947,693	0.92
Other				6,614,743	3.14

				13,033,099	6.18

EATING AND DRINKING PLACES				510,540	0.24

ELECTRIC, GAS, AND SANITARY SERVICES
Duke Energy Corp	3.750%, 03/05/08	A3	2,000,000	1,950,046	0.92
Nisource Finance Corp	3.200%, 11/01/06	Baa3	1,000,000	985,538	0.47
Ohio Power Co	5.300%, 11/01/10	A3	1,000,000	1,005,960	0.48
Pepco Holdings, Inc	3.750%, 02/15/06	Baa2	1,000,000	998,751	0.47
Tampa Electric Co	5.375%, 08/15/07	Baa2	1,000,000	1,004,297	0.47
Other				3,453,340	1.64

				9,397,932	4.45

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				499,983	0.24

FABRICATED METAL PRODUCTS

Illinois Tool Works, Inc	5.750%, 03/01/09	Aa3	1,000,000	1,018,665	0.48

				1,018,665	0.48

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	79

Short-Term Bond Fund	Summary portfolio of investments December 31, 2005	continued

ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

FOOD AND KINDRED PRODUCTS
General Mills, Inc	5.125%, 02/15/07	Baa2	$$1,001,803	1,000,000	0.47%
Other				1,955,266	0.93

				2,957,069	1.40

FOOD STORES				1,005,083	0.48

FURNITURE AND FIXTURES				495,536	0.24

GENERAL BUILDING CONTRACTORS				565,251	0.27

GENERAL MERCHANDISE STORES				2,451,949	1.16

HOLDING AND OTHER INVESTMENT OFFICES				998,332	0.47

INDUSTRIAL MACHINERY AND EQUIPMENT				1,975,127	0.94

INSURANCE CARRIERS
UnitedHealth Group, Inc	3.300%, 01/30/08	A2	1,500,000	1,457,303	0.69
Other				1,034,214	0.49

				2,491,517	1.18

MISCELLANEOUS MANUFACTURING INDUSTRIES				502,092	0.24

MOTION PICTURES				502,383	0.24

NONDEPOSITORY INSTITUTIONS
American Honda Finance Corp	5.125%, 12/15/10	A1	1,000,000	1,003,010	0.47
Countrywide Home Loans, Inc	5.500%, 08/01/06	A3	1,000,000	1,004,080	0.48
General Electric Capital Corp	4.125%, 03/04/08	Aaa	1,000,000	985,923	0.47
HSBC Finance Corp	4.125%, 11/16/09	A1	1,500,000	1,449,014	0.69
HSBC Finance Corp	4.750%, 05/15/09	A1	1,000,000	990,094	0.47
Other				5,804,881	2.75

				11,237,002	5.33

OIL AND GAS EXTRACTION				3,945,366	1.87

OTHER MORTGAGE BACKED SECURITIES
LB-UBS Commercial Mortgage Trust Series 2005-C3
(Class A2)	4.553%, 07/15/30	Aaa	2,000,000	1,959,352	0.93
Other				519,423	0.24

				2,478,775	1.17

PETROLEUM AND COAL PRODUCTS				490,253	0.23

PIPELINES, EXCEPT NATURAL GAS				723,307	0.34

PRINTING AND PUBLISHING				1,449,682	0.69

RAILROAD TRANSPORTATION				596,772	0.28

SECURITY AND COMMODITY BROKERS
Goldman Sachs Group, Inc	6.875%, 01/15/11	Aa3	1,000,000	1,077,447	0.51
Other				5,174,416	2.45

				6,251,863	2.96

TRANSPORTATION EQUIPMENT
United Technologies Corp	4.875%, 11/01/06	A2	2,000,000	2,004,868	0.95
Other				2,926,790	1.39

				4,931,658	2.34

TOTAL CORPORATE BONDS (Cost $88,970,927)				87,686,539	41.56

80	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Short-Term Bond Fund	Summary portfolio of investments December 31, 2005	continued

	ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

	GOVERNMENT BONDS

	AGENCY SECURITIES
	Federal Farm Credit Bank (FFCB)	3.000%, 12/17/07	Aaa	$3,000,000	$2,907,066	1.38%
	FFCB	3.875%, 01/12/09	Aaa	3,450,000	3,369,346	1.60
	Federal Home Loan Mortgage Corp (FHLMC)	2.500%, 11/28/06	Aaa	2,250,000	2,205,275	1.04
	FHLMC	3.750%, 04/15/07	Aaa	7,000,000	6,920,280	3.28
	FHLMC	3.550%, 11/15/07	Aaa	3,000,000	2,935,642	1.39
	FHLMC	7.000%, 03/15/10	Aaa	12,000,000	13,022,420	6.17
	FHLMC	6.250%, 03/05/12	Aa2	2,200,000	2,234,621	1.06
	Federal National Mortgage Association
	(FNMA)	3.625%, 03/15/07	Aaa	14,500,000	14,317,732	6.79
	FNMA	3.875%, 05/15/07	Aaa	3,000,000	2,968,438	1.41
	FNMA	4.000%, 05/23/07	Aaa	1,000,000	988,335	0.47
	FNMA	6.000%, 05/15/08	Aaa	1,500,000	1,543,932	0.73
	FNMA	4.125%, 06/16/08	Aaa	1,200,000	1,182,102	0.56
	FNMAX	4.125%, 06/16/08	Aaa	7,500,000	8,206,234	3.88
	FNMA	4.125%, 01/30/12	Aaa	1,800,000	1,722,136	0.82
	FNMA	5.250%, 08/01/12	Aa2	3,000,000	3,032,018	1.44
	Other				5,372,646	2.55

					72,928,223	34.57

	FOREIGN GOVERNMENT BONDS
	International Finance Corp	3.750%, 06/30/09	Aaa	1,500,000	1,457,746	0.69
	Province of Manitoba Canada	4.250%, 11/20/06	Aa2	1,000,000	996,140	0.47
	Province of Manitoba Canada	4.450%, 04/12/10	Aa2	2,000,000	1,984,399	0.94
	Other				2,702,799	1.28

					7,141,084	3.38

	MORTGAGE BACKED SECURITIES
	Federal National Mortgage Association
	(FNMA)	6.306%, 12/01/08		1,328,613	1,347,966	0.64
	Other				3,755,293	1.78

					5,103,259	2.42

	U.S. TREASURY SECURITIES
	United States Treasury Bond (Step Bond, 0.000%–14.000% until 11/15/06)	0.000%, 11/15/11		3,000,000	2,882,466	1.36
k	United States Treasury Inflation Indexed
	Bond	3.875%, 01/15/09		1,821,840	1,915,774	0.91
	United States Treasury Note	7.000%, 07/15/06		5,000,000	5,066,600	2.40
	United States Treasury Note	4.250%, 10/31/07		2,350,000	2,343,397	1.11
	United States Treasury Note	4.250%, 11/30/07		21,750,000	21,689,100	10.28
	Other				1,913,149	0.91
					35,810,486	16.97

	TOTAL GOVERNMENT BONDS		(Cost $122,544,430)		120,983,052	57.34

	TOTAL BONDS		(Cost $211,515,357)		208,669,591	98.90

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	81

Short-Term Bond Fund	Summary portfolio of investments December 31, 2005	concluded

		VALUE	% OF NET ASSETS

TOTAL PORTFOLIO	(Cost $211,515,357)	$208,669,591	98.90%
OTHER ASSETS & LIABILITIES, NET		2,325,875	1.10

NET ASSETS		$210,995,466	100.00%

k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

For ease of presentation,we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $211,549,178. Net unrealized depreciation of portfolio investments aggregated $2,879,587 of which $90,490 related to appreciated portfolio investments and $2,970,077 related to depreciated portfolio investments.

82	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Tax-Exempt Bond Fund	Summary portfolio of investments December 31, 2005

ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

LONG-TERM MUNICIPAL BONDS

ALABAMA
Courtland Industrial Development Board	5.000%, 02/01/13	Baa3	$2,400,000	$2,440,224	1.22%
Other				1,035,866	0.51

				3,476,090	1.73

ARIZONA
Greater Arizona Development Authority	5.000%, 08/01/14	Aaa	2,545,000	2,764,633	1.38
Other				1,571,959	0.78

				4,336,592	2.16

ARKANSAS
Arkansas Development Finance Authority	8.375%, 07/01/10	NR	2,310,000	2,503,393	1.25
Other				1,521,047	0.76

				4,024,440	2.01

CALIFORNIA
California State Department of Water
Resources	5.500%, 05/01/12	A2	3,835,000	4,202,661	2.10
State of California	5.250%, 12/01/12	Aaa	2,000,000	2,177,160	1.08
Other				76,491	0.04

				6,456,312	3.22

COLORADO				1,094,734	0.55

CONNECTICUT
Connecticut St Municipal Electric Energy Coop Power Supply
Sys Revenue	7.000%, 01/01/15	NR	1,710,000	2,069,048	1.03

				2,069,048	1.03

DISTRICT OF COLUMBIA				554,580	0.28

FLORIDA				3,089,865	1.54

ILLINOIS
Madison County Community Unit
School District	5.000%, 02/01/19	Aaa	1,905,000	2,063,038	1.03
Metropolitan Pier & Exposition Authority	5.375%, 06/01/23	Aaa	1,700,000	1,873,655	0.93
Sangamon County Illinois Community Unit
School District	5.000%, 01/01/15	NR	2,210,000	2,391,087	1.19
Other				4,801,010	2.40

				11,128,790	5.55

INDIANA
Anderson School Building Corp	5.250%, 07/15/14	Aaa	2,865,000	3,152,015	1.57
MSD Warren Township Vision 2005 School Building
Corp	5.000%, 01/10/15	NR	2,500,000	2,701,375	1.35
New Albany Floyd County School Building
Corp	5.000%, 07/15/15	NR	2,000,000	2,168,680	1.08

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	83

Tax-Exempt Bond Fund	Summary portfolio of investments December 31, 2005	continued

	ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

	INDIANA — (continued)
	South Madison Elementary School Building Corp	5.000%, 07/15/15	NR	$2,100,000	$2,271,024	1.13%
	Other				7,495,127	3.74

					17,788,221	8.87

	KENTUCKY
a	Kentucky Turnpike Authority	6.000%, 07/01/11	Aaa	1,885,000	2,024,056	1.01

					2,024,056	1.01

	LOUISIANA
	Desoto Parish	5.000%, 10/01/12	Baa3	2,175,000	2,218,456	1.11

					2,218,456	1.11

	MARYLAND				1,274,256	0.63

	MASSACHUSETTS
	Massachusetts State	5.000%, 09/01/15	Aa2	3,875,000	4,202,050	2.10

					4,202,050	2.10

	MICHIGAN

	Bedford Public School District	5.000%, 05/01/14	Aaa	1,710,000	1,861,507	0.93
	Caledonia Community Schools	5.000%, 05/01/15	Aaa	1,705,000	1,855,876	0.92
	L’Anse Creuse Public Schools	5.000%, 05/01/15	Aaa	2,000,000	2,176,980	1.09
	Other				1,088,491	0.54

					6,982,854	3.48

	MISSISSIPPI				1,215,357	0.61

	MISSOURI				4,181,346	2.09

	NEVADA				803,128	0.40

	NEW JERSEY
	Garden State Preservation Trust	5.125%, 11/01/18	Aaa	2,000,000	2,221,740	1.11
	New Jersey Economic Development Authority	5.250%, 09/01/14	Aaa	3,000,000	3,308,850	1.65
	New Jersey St Transportation Trust Fund	5.250%, 12/15/12	Aaa	3,000,000	3,376,650	1.68
a	New Jersey St Turnpike Authority	5.500%, 07/15/16	Aaa	2,665,000	2,850,484	1.42
	New Jersey State	5.700%, 05/01/13	A1	2,700,000	3,060,072	1.53
	Other				2,118,560	1.06

					16,936,356	8.45

	NEW MEXICO				714,223	0.36

	NEW YORK
	Metropolitan Transportation Authority	5.500%, 11/15/13	NR	2,150,000	2,408,667	1.20
	Metropolitan Transportation Authority	5.750%, 01/01/18	NR	2,150,000	2,445,970	1.22
	Metropolitan Transportation Authority	5.500%, 07/01/16	NR	1,900,000	2,124,904	1.06
	New York State Dormitory Authority	5.250%, 02/15/22	Aaa	2,000,000	2,196,321	1.10
	New York State Environmental Facilities
	Corp	5.250%, 11/15/23	NR	1,905,000	2,057,610	1.03
	New York State Environmental Facilities
	Corp	5.500%, 02/01/11	NR	2,800,000	3,053,457	1.52
	New York State Thruway Authority	5.000%, 03/15/14	A1	1,930,000	2,115,087	1.06

84	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Tax-Exempt Bond Fund	Summary portfolio of investments December 31, 2005	continued

ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

NEW YORK — (continued)
Tobacco Settlement Financing Authority	5.000%, 06/01/12	A1	$4,000,000	$4,244,800	2.11%
Other				7,526,293	3.75

				28,173,109	14.05

NORTH CAROLINA				44,463	0.02

OHIO
Akkon Ohio Sewer System Revenue	5.000%, 12/01/17	Aaa	1,800,000	1,970,892	0.98
Ohio State Department of Administrative
Services	6.000%, 12/01/16	Aaa	2,400,000	2,581,392	1.29
Other				1,852,169	0.92

				6,404,453	3.19

OKLAHOMA				1,058,313	0.53

OREGON
Oregon State Department of Administrative Services	5.000%, 04/01/13	Aaa	2,200,000	2,387,330	1.19

				2,387,330	1.19

PENNSYLVANIA
Allegheny County Industrial Development Authority	4.350%, 12/01/13	Aaa	1,855,000	1,917,643	0.96
Carbon County Hospital Authority	5.400%, 11/15/14	Aaa	1,800,000	2,001,978	1.00
Carbon County Industrial Development Authority	6.650%, 05/01/10	NR	2,560,000	2,708,300	1.35
Other				5,236,613	2.61

				11,864,534	5.92

PUERTO RICO
Puerto Rico Commonwealth	5.000%, 07/01/12	Baa2	2,830,000	2,973,820	1.48
Puerto Rico Commonwealth	5.000%, 07/01/30	Baa2	2,400,000	2,498,376	1.25
Puerto Rico Commonwealth Highway & Transportation Authority	5.000%, 07/01/14	Baa2	2,500,000	2,639,725	1.32
Other				1,867,654	0.93

				9,979,575	4.98

RHODE ISLAND				1,773,568	0.88

SOUTH CAROLINA				880,457	0.44

TENNESSEE				1,646,007	0.82

TEXAS
Brazos River Authority	4.900%, 10/01/15	Aaa	5,455,000	5,865,707	2.93

Corpus Christi Texas Utility System
Revenue	5.000%, 07/15/15	Aa1	1,790,000	1,943,941	0.97

Dickinson Independent School District	5.750%, 10/01/13	Aaa	2,300,000	2,490,510	1.24
Edgewood Independent School District
Public Facilities Corp	5.000%, 10/01/14	Aaa	2,000,000	2,194,861	1.10

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	85

Tax-Exempt Bond Fund	Summary portfolio of investments December 31, 2005	concluded

	ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

	TEXAS — (continued)
	Harris County Texas	5.250%, 02/15/2014	Aaa	$3,000,000	$3,386,701	1.69%
	Houston Texas Utility System Revenue	5.000%, 02/15/2015	Aaa	2,000,000	2,174,341	1.08
	State of Texas	5.000%, 08/01/2015	Aa1	1,810,000	1,960,211	0.98
	Other				6,841,700	3.41

					26,857,972	13.40

	VIRGIN ISLANDS				1,200,616	0.60

	WASHINGTON
	King County Washington School District No 401
	Highline Public Schools	5.125%, 12/01/2020	Aaa	2,590,000	2,764,981	1.38
	Port of Seattle Washington	5.000%, 03/01/2015	Aaa	3,445,000	3,908,698	1.95
	Other				2,239,658	1.12

					8,913,337	4.45

	WISCONSIN				135,358	0.07

	TOTAL LONG-TERM MUNICIPAL BONDS		(Cost $194,856,991)		195,889,846	97.72

	SHORT-TERM MUNICIPAL BONDS
+	NEW YORK				1,790,000	0.90

	TOTAL SHORT-TERM MUNICIPAL BONDS		(Cost $1,790,000)		1,790,000	0.90

		TOTAL PORTFOLIO	(Cost $196,646,991)		197,679,846	98.62%
	OTHER ASSETS & LIABILITIES				2,774,696	1.38

	NET ASSETS				$200,454,542	100.00%

a	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

+	Notes have a rate of 2.700% and mature on 2/09/06.

ABBREVIATION:
NR — Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $196,664,391. Net unrealized appreciation of portfolio investments aggregated $1,015,455 of which $2,072,901 related to appreciated portfolio investments and $1,057,446 related to depreciated portfolio investments.

86	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund	Summary portfolio of investments December 31, 2005

ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

BONDS
CORPORATE BONDS
APPAREL AND OTHER TEXTILE PRODUCTS				$249,445	0.05%

ASSET BACKED
Residential Asset Mortgage Products, Inc
Series 2004-RS11 (Class M1)	4.999%, 11/25/34	Aa1	$5,000,000	5,009,535	1.03
Other				13,904,614	2.88

				18,914,149	3.91

BUILDING MATERIALS AND GARDEN SUPPLIES				523,629	0.11

BUSINESS SERVICES				278,754	0.06

CHEMICALS AND ALLIED PRODUCTS				1,979,987	0.41

COMMUNICATIONS				13,016,218	2.69

DEPOSITORY INSTITUTIONS				16,916,737	3.50

ELECTRIC, GAS, AND SANITARY SERVICES				11,087,934	2.29

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				999,100	0.21

FABRICATED METAL PRODUCTS				515,863	0.11

FOOD AND KINDRED PRODUCTS				2,574,604	0.53

FOOD STORES				1,008,828	0.21

FURNITURE AND FIXTURES				959,892	0.20

GENERAL BUILDING CONTRACTORS				2,491,737	0.52

GENERAL MERCHANDISE STORES				1,680,237	0.35

HEALTH SERVICES				506,285	0.10

HOLDING AND OTHER INVESTMENT OFFICES				2,989,069	0.62

HOTELS AND OTHER LODGING PLACES				248,438	0.05

INDUSTRIAL MACHINERY AND EQUIPMENT				1,039,409	0.21

INSTRUMENTS AND RELATED PRODUCTS				719,712	0.15

INSURANCE CARRIERS				4,662,216	0.96

METAL MINING				728,039	0.15

MISCELLANEOUS MANUFACTURING INDUSTRIES				756,630	0.16

MISCELLANEOUS RETAIL				482,281	0.10

MOTION PICTURES				3,564,529	0.74

NONDEPOSITORY INSTITUTIONS				13,026,002	2.69

OIL AND GAS EXTRACTION
Cal Dive International, Inc	4.930%, 02/01/27	NR	3,000,000	2,965,740	0.61
Other				7,659,744	1.59

				10,625,484	2.20

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	87

Bond Plus Fund	Summary portfolio of investments December 31, 2005	continued

	ISSUER		MOODY’S RATING (Unaudited)	PRINCIPAL	VALUE	% OF NET ASSETS

	OTHER MORTGAGE BACKED SECURITIES
	Banc of America Commercial Mortgage, Inc
	Series 2002-2 (Class A3)	5.118%, 07/11/43	NR	$3,000,000	$3,005,589	0.62%
	Bear Stearns Commercial Mortgage Securities
	Series 2004-PWR5 (Class A5)	4.978%, 07/11/42	Aaa	3,000,000	2,954,106	0.61
	Other				15,356,010	3.18

					21,315,705	4.41

	PAPER AND ALLIED PRODUCTS				2,792,882	0.58

	PETROLEUM AND COAL PRODUCTS				969,374	0.20

	PIPELINES, EXCEPT NATURAL GAS				476,451	0.10

	PRIMARY METAL INDUSTRIES				1,009,208	0.21

	RAILROAD TRANSPORTATION				1,460,004	0.30

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCT				250,938	0.05

	SECURITY AND COMMODITY BROKERS				6,484,563	1.34

	TOBACCO PRODUCTS				251,875	0.05

	TRANSPORTATION EQUIPMENT				4,908,442	1.02

	WHOLESALE TRADE-NONDURABLE GOODS				493,558	0.10

	TOTAL CORPORATE BONDS		(Cost $153,395,920)		152,958,208	31.64

	GOVERNMENT BONDS
	AGENCY SECURITIES
d	Federal Farm Credit Bank (FFCB)	2.250%, 09/01/06	Aaa	10,000,000	9,844,500	2.04
d	FFCB	3.000%, 12/17/07	Aaa	5,000,000	4,845,111	1.00
	Federal Home Loan Mortgage Corp (FHLMC)	3.750%, 04/15/07	Aaa	6,052,000	5,983,076	1.24
	FHLMC	3.550%, 11/15/07	Aaa	3,000,000	2,935,642	0.61
	FHLMC	3.500%, 04/28/08	Aaa	3,000,000	2,919,051	0.60
	FHLMC	7.000%, 03/15/10	Aaa	6,000,000	6,511,210	1.35
	FHLMC	5.875%, 03/21/11	Aa2	2,990,000	3,112,195	0.64
	FHLMC	6.250%, 03/05/12	Aa2	3,000,000	3,047,210	0.63
	Federal National Mortgage Association
	(FNMA)	2.625%, 11/15/06	Aaa	3,000,000	2,946,765	0.61
	FNMA	3.875%, 05/15/07	Aaa	3,000,000	2,968,438	0.61
	FNMA (Step Bond, 2.600%–6.125% until 04/28/06)	2.600%, 04/28/09	Aaa	3,000,000	2,980,098	0.62
	FNMA	6.375%, 06/15/09	AAA	3,000,000	3,155,644	0.65
	FNMA	7.125%, 06/15/10	Aaa	10,300,000	11,269,894	2.33
	FNMA	5.250%, 08/01/12	Aa2	6,000,000	6,064,037	1.26
	Housing Urban Development	4.790%, 08/01/11	NR	8,514,000	8,513,685	1.76
	Other				12,729,215	2.63

					89,825,771	18.58

	FOREIGN GOVERNMENT BONDS				13,233,862	2.74

88	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Bond Plus Fund	Summary portfolio of investments December 31, 2005	continued

	ISSUER			PRINCIPAL	VALUE	% OF NET ASSETS

	MORTGAGE BACKED SECURITIES
	Federal Home Loan Mortgage Corp Gold
	(FGLMC)	5.500%, 12/01/33		$5,050,503	$5,017,614	1.04%
	FGLMC	6.000%, 05/01/35		2,899,427	2,928,724	0.61
	FGLMC	5.500%, 06/01/35		2,996,173	2,969,333	0.61
h	Federal National Mortgage Association
	(FNMA)	6.000%, 02/25/35		5,000,000	5,039,060	1.04
	FNMA	4.772%, 02/01/14		3,376,455	3,329,121	0.69
	FNMA	4.640%, 11/01/14		2,955,762	2,879,347	0.60
h	FNMA	5.500%, 02/25/18		10,000,000	10,050,000	2.08
h	FNMA	4.500%, 02/25/19		10,000,000	9,725,000	2.01
	FNMA	6.500%, 04/01/32		3,750,324	3,854,325	0.80
	FNMA	5.500%, 04/01/33		2,865,184	2,844,174	0.59
	FNMA	5.000%–5.500%, 06/1/33–03/01/34		5,758,120	5,633,248	1.16
	FNMA	4.350%, 03/25/34		3,618,462	3,471,752	0.72
	FNMA	6.500%, 09/01/34		3,479,217	3,569,371	0.74
	FNMA	5.500%, 02/01/35		4,113,057	4,076,719	0.84
	FNMA	5.500%, 04/01/35		5,316,993	5,266,040	1.09
	FNMA	5.500%, 05/01/35		5,529,779	5,476,787	1.13
	FNMA	5.500%, 05/01/35		4,710,714	4,665,572	0.96
	FNMA	6.000%, 05/01/35		3,754,109	3,789,695	0.78
	FNMA	6.000%, 08/01/35		7,128,750	7,196,324	1.49
	FNMA	5.000%, 10/01/35		2,976,212	2,883,825	0.60
h	Government National Mortgage Association
	(GNMA)	5.000%, 01/23/06		5,000,000	4,932,810	1.02
h	GNMA	5.500%, 01/23/06		5,000,000	5,029,690	1.04
	GNMA	5.000%, 09/15/33		3,369,517	3,330,077	0.69
	Other	.			56,222,492	11.63

					164,181,100	33.96

	U.S. TREASURY SECURITIES
d	United States Treasury Bond	8.000%, 11/15/21		22,635,000	31,193,293	6.45
	United States Treasury Bond	5.375%, 02/15/31		5,060,000	5,686,984	1.18
	United States Treasury Note	4.250%, 11/30/07		7,500,000	7,479,000	1.55
	Other				6,521,868	1.35

					50,881,145	10.53

	TOTAL GOVERNMENT BONDS		(Cost $320,411,428)		318,121,878	65.81

	TOTAL BONDS		(Cost $473,807,348)		471,080,086	97.45

				SHARES

	TIAA-CREF MUTUAL FUND
	TIAA-CREF High-Yield Bond Fund			386,042	3,501,406	0.72

	TOTAL TIAA-CREF MUTUAL FUNDS		(Cost $3,625,930)		3,501,406	0.72

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	89

Bond Plus Fund	Summary portfolio of investments December 31, 2005	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	COMMERCIAL PAPER
c	Morgan Stanley	4.370%, 01/04/06	$4,445,000	$4,444,467	0.92%
c	Rabobank USA Finance Corp	4.280%, 01/05/06	5,000,000	4,998,800	1.03
c	Societe Generale North America, Inc	4.270%, 01/03/06	5,000,000	5,000,000	1.04

				14,443,267	2.99

	U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Federal Home Loan Bank (FHLB)	3.400%, 01/03/06	15,730,000	15,724,145	3.25
	Federal National Mortgage Association
	(FNMA)	4.240%, 02/21/06	11,675,000	11,608,219	2.40

				27,332,364	5.65

	TOTAL SHORT-TERM INVESTMENTS		(Cost $41,771,713)	41,775,631	8.64

	TOTAL PORTFOLIO		(Cost $519,204,991)	516,357,123	106.81%
	OTHER ASSETS & LIABILITIES, NET			(32,940,333)	(6.81)

	NET ASSETS			$483,416,790	100.00%

c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
h	These securities were purchased on a delayed delivery basis.

ABBREVIATION:
NR — Not Rated

For ease of presentation,we have grouped a number of industry classification categories together in the Summary portfolio of investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $519,370,643. Net unrealized depreciation of portfolio investments aggregated $3,013,520 of which $2,885,810 related to appreciated portfolio investments and $5,899,330 related to depreciated portfolio investments.

90	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Money Market Fund	Summary portfolio of investments December 31, 2005

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	SHORT-TERM INVESTMENTS

	CERTIFICATES OF DEPOSIT
	Caylon	4.345%, 02/09/06	$4,000,000	$4,000,065	0.63%
	Regions Bank (Alabama)	4.150%–4.320%, 01/10/06–02/28/06	9,695,000	9,695,000	1.54
	Wells Fargo	4.280%–4.320%, 01/25/06–02/09/06	11,500,000	11,500,000	1.83
	Other			14,650,105	2.33

				39,845,170	6.33

	COMMERCIAL PAPER
c	Alabama Power Co	4.250%, 01/12/06	5,000,000	4,993,682	0.79
	American Honda Finance Corp	4.060%–4.090%, 01/18/06–01/26/06	11,545,000	11,518,909	1.83
c	Atlantis One Funding Corp	4.040%–4.250%, 01/17/06–04/24/06	14,000,000	13,938,963	2.22
	Barclays U.S. Funding Corp	4.370%, 02/24/06	4,000,000	3,974,560	0.63
c	Beta Finance, Inc	4.090%–4.170%, 01/9/06–02/02/06	4,000,000	3,992,853	0.63
c	Caylon North America, Inc	4.120%–4.220%, 01/9/06–02/08/06	4,725,000	4,711,060	0.75
c	CC (USA), Inc	3.890%–4.380%, 01/13/06–03/22/06	17,170,000	17,083,858	2.72
c	Ciesco Lp	4.200%–4.340%, 01/11/06–02/10/06	16,192,000	16,136,347	2.57
	Citigroup Funding, Inc	4.130%–4.230%, 01/11/06–02/13/06	24,765,000	24,698,927	3.93
c	Corporate Asset Funding Corp, Inc	4.140%–4.360%, 01/6/06–02/17/06	12,540,000	12,503,981	1.99
c	Danske Corp	4.190%–4.340%, 01/26/06–02/13/06	11,875,000	11,825,248	1.88
c	Dorada Finance, Inc	3.900%–4.380%, 01/23/06–03/28/06	25,050,000	24,907,475	3.96
c	Edison Asset Securitization, LLC	3.720%–4.370%, 01/4/06–03/13/06	14,105,000	14,043,144	2.23
	Fcar Owner Trust I	4.270%–4.340%, 01/13/06–02/08/06	10,000,000	9,969,977	1.58
	General Electric Capital Corp	3.940%–4.520%, 01/19/06–06/28/06	21,265,000	21,152,654	3.36
c	Govco, Inc	4.040%–4.500%, 01/9/06–05/15/06	22,055,000	21,984,113	3.49
c	Grampian Funding LLC	3.740%–4.170%, 01/9/06–02/21/06	12,000,000	11,971,420	1.90
c	Greyhawk Funding LLC	3.960%–4.310%, 01/20/06–02/14/06	18,788,000	18,724,017	2.98
c	Harley-Davidson Funding Corp	4.080%–4.300%, 01/5/06–02/09/06	10,815,000	10,773,087	1.71
c	Harrier Finance Funding LLC	3.880%–4.370%, 01/11/06–03/06/06	17,090,000	17,009,551	2.70
c	HBOS Treasury Services plc	4.200%–4.410%, 02/7/06–03/16/06	22,922,000	22,766,879	3.62
	HSBC Finance Corp	4.240%–4.330%, 01/30/06–02/14/06	23,145,000	23,049,847	3.66
c	IBM Capital, Inc	4.360%, 03/08/06	5,000,000	4,961,164	0.79
c	Kitty Hawk Funding Corp	4.220%, 01/20/06	4,435,000	4,425,122	0.70
c	Links Finance LLC	4.230%–4.380%, 02/9/06–03/08/06	6,500,000	6,459,578	1.03
	Paccar Financial Corp	3.970%–4.380%, 01/9/06–03/14/06	17,826,000	17,770,343	2.83
c	Park Avenue Receivables Corp	4.290%–4.300%, 01/4/06–01/26/06	17,600,000	17,555,474	2.79
c	Preferred Receivables Funding	4.130%–4.300%, 01/6/06–01/20/06	12,023,000	12,011,677	1.91
c	Private Export Funding Corp	4.080%–4.500%, 01/10/06–06/08/06	22,955,000	22,704,810	3.61
c	Procter & Gamble Co	4.025%–4.200%, 01/3/06–01/26/06	12,000,000	11,983,438	1.91

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Reportt	91

Money Market Fund	Summary portfolio of investments December 31, 2005	concluded

	ISSUER		PRINCIPAL	VALUE	% OF NET ASSETS

	COMMERCIAL PAPER – (continued)
	Rabobank USA Finance Corp	4.050%–4.210%, 01/3/06–01/20/06	$7,800,000	$7,791,254	1.24%
c	Ranger Funding Co LLC	4.190%–4.300%, 01/4/06–01/25/06	23,535,000	23,508,301	3.74
c	Royal Bank of Scotland plc	4.200%–4.290%, 01/31/06–02/06/06	8,870,000	8,835,005	1.40
c	Scaldis Capital LLC	4.130%–4.420%, 01/17/06–05/19/06	10,155,000	10,091,089	1.60
c	Sheffield Receivables Corp	4.180%–4.305%, 01/13/06–01/23/06	9,190,000	9,173,820	1.46
	Shell International Finance BV	4.390%, 03/31/06	5,000,000	4,947,656	0.79
c	Sigma Finance, Inc	3.940%–4.400%, 01/13/06–05/08/06	12,350,000	12,262,153	1.95
	Societe Generale North America, Inc	4.250%–4.430%, 02/3/06–04/12/06	14,940,000	14,815,735	2.36
c	UBS Finance, (Delaware), Inc	4.230%–4.440%, 01/18/06–04/19/06	20,076,000	19,986,525	3.18
c	Variable Funding Capital Corp	4.000%–4.260%, 01/5/06–02/06/06	10,000,000	9,976,478	1.59
c	Yorktown Capital, LLC	4.170%–4.350%, 01/3/06–01/30/06	4,997,000	4,991,072	0.79
c	Other			8,956,984	1.42

				554,938,230	88.22

	U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
	Fannie Mae Discount Notes	3.910%–4.310%, 02/15/06–03/31/06	5,635,000	5,603,820	0.89
	Other			4,903,045	0.78

				10,506,865	1.67

	VARIABLE NOTES
	Barclays Bank, plc	4.329%, 08/30/06	5,000,000	4,999,349	0.79
	Suntrust Bank NA	4.350%, 05/17/06	5,000,000	5,000,694	0.80
	Toyota Motor Credit Corp	4.300%, 10/10/06	5,000,000	4,999,892	0.79
	U.S. Bancorp	4.491%, 09/29/06	5,000,000	5,000,114	0.80
	Other			2,998,569	0.48

				22,998,618	3.66

		TOTAL SHORT-TERM INVESTMENTS	(Cost $628,288,883)	628,288,883	99.88

		TOTAL PORTFOLIO	(Cost $628,288,883)	628,288,883	99.88%

		OTHER ASSETS & LIABILITIES, NET		738,761	0.12

		NET ASSETS		$629,027,644	100.00%

c	Commerical Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933, as amended.

The cost of portfolio investments for Federal income tax purposes is substantially the same as the amounts disclosed above.

92	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

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TIAA-CREF Mutual Funds 2005 Annual Report	93

Statements of assets and liabilities	TIAA-CREF Mutual Funds December 31, 2005

	International Equity Fund	Growth Equity Fund	Growth & Income Fund	Equity Index Fund	Social Choice Equity Fund	Managed Allocation Fund

ASSETS
Portfolio investments, at value:
Unaffiliated issuers (cost $367,879,328, $496,057,735, $476,783,016, $304,504,960, $149,087,251 and $389,927, respectively)	$420,177,074	$552,389,225	$514,728,975	$365,292,202	$159,901,586	$389,855
Affiliated issuers (cost $—, $—, $—, $—, $— and $518,146,062, respectively)	—	—	—	—	—	531,581,912

Total portfolio investments, at value	420,177,074	552,389,225	514,728,975	365,292,202	159,901,586	531,971,767
Cash	—	—	653,867	—	2,174	6,648
Cash - foreign (cost of $1,163,580, $—, $52,454, $—, $—, and $—, respectively)	1,291,804	—	52,042	—	—	—
Receivable from securities transactions	10,402,010	131,257	10,617	370,120	534	—
Receivable from Fund shares sold	523,499	102,925	114,506	358,554	520,614	186,560
Dividends and interest receivable	92,741	470,974	743,999	465,271	179,089	8,752
Reclaims receivable	365,589	4,422	11,083	—	—	—

Total assets	432,852,717	553,098,803	516,315,089	366,486,147	160,603,997	532,173,727

LIABILITIES
Due to investment advisor	178,511	228,508	198,850	90,175	38,702	—
Due to custodian	674,286	31,338	—	345,744	—	—
Income distribution payable	34,661	1,231	—	—	—	2,379
Payable for securities transactions	10,186,523	—	717,000	63,456	1,606,648	5,290
Payable for Fund shares redeemed	347,427	476,286	334,237	233,380	37,783	545,014

Total liabilities	11,421,408	737,363	1,250,087	732,755	1,683,133	552,683

NET ASSETS	$421,431,309	$552,361,440	$515,065,002	$365,753,392	$158,920,864	$531,621,044

NET ASSETS CONSIST OF:
Paid-in-capital	$389,371,554	$846,803,477	$571,273,328	$307,825,336	$149,340,646	$526,848,571
Accumulated undistributed (distributions in excess of) net investment income	(151,357)	92,349	92,421	20,341	19,484	4,372
Accumulated undistributed net realized loss on total investments	(20,067,212)	(350,865,876)	(94,246,298)	(2,879,527)	(1,253,601)	(8,667,677)
Net unrealized appreciation on total investments and foreign cash	52,278,324	56,331,490	37,945,551	60,787,242	10,814,335	13,435,778

NET ASSETS	$421,431,309	$552,361,440	$515,065,002	$365,753,392	$158,920,864	$531,621,044

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	35,063,790	57,503,285	40,206,203	40,820,859	16,426,487	46,772,766
Net asset value per share	$12.02	$9.61	$12.81	$8.96	$9.67	$11.37

94	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	95

Statements of assets and liabilities	TIAA-CREF Mutual Funds December 31, 2005	concluded

	High-Yield Bond Fund	Short-Term Bond Fund	Tax-Exempt Bond Fund	Bond Plus Fund	Money Market Fund

ASSETS
Portfolio investments, at value:
Unaffiliated issuers (cost $272,344,664, $211,515,357, $196,646,991, $515,579,061 and $628,288,883, respectively)	$272,984,640	$208,669,591	$197,679,846	$512,855,717	$628,288,883
Affiliated issuers (cost $—, $—, $—, $3,625,930 and $—, respectively)	—	—	—	3,501,406	—

Total portfolio investments, at value	272,984,640	208,669,591	197,679,846	516,357,123	628,288,883
Cash	9,226	—	9,167	—	—
Receivable from securities transactions	—	—	—	28,817,665	—
Receivable from Fund shares sold	1,740,620	1,585,754	142,685	57,662	2,379,579
Dividends and interest receivable	5,692,569	2,325,216	2,807,421	3,991,255	216,031

Total assets	280,427,055	212,580,561	200,639,119	549,223,705	630,884,493

LIABILITIES
Due to investment advisor	85,434	60,207	57,049	220,423	169,155
Due to custodian	—	1,444,302	—	13,274	45,638
Income distribution payable	4,137	11	—	1,190	63,068
Payable for securities transactions	—	—	—	65,357,844	—
Payable for Fund shares redeemed	84,140	80,575	127,528	214,184	1,578,988

Total liabilities	173,711	1,585,095	184,577	65,806,915	1,856,849

NET ASSETS	$280,253,344	$210,995,466	$200,454,542	$483,416,790	$629,027,644

NET ASSETS CONSIST OF:
Paid-in-capital	$283,757,250	$216,393,217	$199,757,287	$487,214,082	$629,037,459
Accumulated undistributed net investment income	385,403	225,422	—	38,026	396
Accumulated undistributed net realized gain (loss) on total investments	(4,529,285)	(2,777,407)	(335,600)	(987,450)	(10,211)
Net unrealized appreciation (depreciation) on total investments	639,976	(2,845,766)	1,032,855	(2,847,868)	—

NET ASSETS	$280,253,344	$210,995,466	$200,454,542	$483,416,790	$629,027,644

Outstanding shares of beneficial interest, unlimited shares authorized ($0.0001 par value)	30,905,457	20,422,186	18,703,553	47,731,942	629,037,459
Net asset value per share	$9.07	$10.33	$10.72	$10.13	$1.00

96	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	97

Statements of operations	TIAA-CREF Mutual Funds for the year ended December 31, 2005

	International Equity Fund	Growth Equity Fund

INVESTMENT INCOME
Interest	$18,561	$39,927
Dividends:
Unaffiliated issuers	8,240,092	4,826,863
Affiliated issuers	—	—
Foreign taxes withheld	(609,550)	(12,685)

Total income	7,649,103	4,854,105

EXPENSES
Investment management fees	1,844,231	2,449,942
Trustee fees and expenses	—	6,935
Interest	44,374	15,237

Total expenses	1,888,605	2,472,114

Net investment income	5,760,498	2,381,991

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	39,546,250	2,129,742
Underlying fund distributions	—	—
Futures transactions	—	—
Foreign currency transactions	(475,913)	—

Net realized gain (loss) on total investments	39,070,337	2,129,742

Change in unrealized appreciation (depreciation) on:
Portfolio investments	7,861,177	22,521,193
Futures transactions	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(71,174)	—

Net change in unrealized appreciation on total investments	7,790,003	22,521,193

Net realized and unrealized gain on total investments	46,860,340	24,650,935

Net increase in net assets resulting from operations	$52,620,838	$27,032,926

98	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	Growth & Income Fund	Equity Index Fund	Social Choice Equity Fund	Managed Allocation Fund

INVESTMENT INCOME
Interest	$34,787	$23,342	$18,343	$10,399
Dividends:
Unaffiliated issuers	8,423,072	6,263,918	2,330,600	—
Affiliated issuers	—	—	—	12,934,134
Foreign taxes withheld	(13,337)	(279)	(178)	—

Total income	8,444,522	6,286,981	2,348,765	12,944,533

EXPENSES
Investment management fees	2,208,410	919,028	369,374	—
Trustee fees and expenses	548	5,110	1,278	—
Interest	24,690	4,285	16,671	402

Total expenses	2,233,648	928,423	387,323	402

Net investment income	6,210,874	5,358,558	1,961,442	12,944,131

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Realized gain (loss) on:
Portfolio investments	14,507,672	(1,979,521)	576,941	5,967,589
Underlying fund distributions	—	—	—	6,004,085
Futures transactions	—	104,028	—	—
Foreign currency transactions	(18,212)	—	—	—

Net realized gain (loss) on total investments	14,489,460	(1,875,493)	576,941	11,971,674

Change in unrealized appreciation (depreciation) on:
Portfolio investments	10,249,381	16,918,232	7,303,551	1,441,798
Futures transactions	—	(23,493)	—	—
Translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies	(1,123)	—	—	—

Net change in unrealized appreciation on total investments	10,248,258	16,894,739	7,303,551	1,441,798

Net realized and unrealized gain on total investments	24,737,718	15,019,246	7,880,492	13,413,472

Net increase in net assets resulting from operations	$30,948,592	$20,377,804	$9,841,934	$26,357,603

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	99

Statements of operations	TIAA-CREF Mutual Funds For the year ended December 31, 2005

High-Yield Bond Fund

INVESTMENT INCOME
Interest	$20,907,579
Dividends:
Affiliated issuers	—

Total income	20,907,579

EXPENSES
Investment management fees	947,568
Trustee fees and expenses	2,920
Interest	16,027

Total expenses	966,515

Net investment income	19,941,064

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Net realized gain on total investments	3,650,159
Net change in unrealized depreciation on total investments	(15,705,156)

Net realized and unrealized loss on total investments	(12,054,997)

Net increase in net assets resulting from operations	$7,886,067

100	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

	Short-Term Bond Fund	Tax-Exempt Bond Fund	Bond Plus Fund	Money Market Fund

INVESTMENT INCOME
Interest	$8,785,425	$7,610,649	$21,445,724	$19,847,985
Dividends:
Affiliated issuers	—	—	243,230	—

Total income	8,785,425	7,610,649	21,688,954	19,847,985

EXPENSES
Investment management fees	670,457	599,110	1,431,366	1,758,809
Trustee fees and expenses	3,650	3,285	7,300	7,482
Interest	17,030	2,123	6,083	6,303

Total expenses	691,137	604,518	1,444,749	1,772,594

Net investment income	8,094,288	7,006,131	20,244,205	18,075,391

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON TOTAL INVESTMENTS
Net realized gain on total investments	(2,615,307)	450,099	(434,797)	(8,935)
Net change in unrealized depreciation on total investments	(2,311,617)	(3,396,498)	(8,611,011)	—

Net realized and unrealized loss on total investments	(4,926,924)	(2,946,399)	(9,045,808)	(8,935)

Net increase in net assets resulting from operations	$3,167,364	$4,059,732	$11,198,397	$18,066,456

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	101

Statements of changes in net assets	TIAA-CREF Mutual Funds

	International Equity Fund

	For the Years Ended December 31,

	2005	2004

CHANGE IN NET ASSETS

OPERATIONS
Net investment income	$5,760,498	$5,334,508
Net realized gain (loss) on total investments	39,070,337	48,376,384
Net change in unrealized appreciation (depreciation) on total investments	7,790,003	(820,303)

Net increase from operations	52,620,838	52,890,589

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,854,549)	(5,778,388)

Total distributions	(5,854,549)	(5,778,388)

SHAREHOLDER TRANSACTIONS:
Subscriptions	41,903,545	51,630,526
Reinvestment of distributions	5,697,143	5,611,217
Exchanges among the Funds, net	11,025,112	9,863,793
Redemptions	(45,608,790)	(39,339,359)

Net increase (decrease) from shareholder transactions	13,017,010	27,766,177

Net increase (decrease) in net assets	59,783,299	74,878,378

NET ASSETS
Beginning of year	361,648,010	286,769,632

End of year	$421,431,309	$361,648,010

Undistributed (overdistributed) net investment income included in net assets	$(151,357)	$(310,658)

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	33,906,775	31,036,974

Shares sold	3,877,919	5,385,936
Shares issued in reinvestment of distributions	472,501	530,371
Shares exchanged among the Funds, net	940,685	1,003,900
Shares redeemed	(4,134,090)	(4,050,406)

Net increase (decrease) in shares outstanding	1,157,015	2,869,801

Shares outstanding, end of year	35,063,790	33,906,775

102	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	Growth Equity Fund		Growth & Income Fund

	For the Years Ended December 31,		For the Years Ended December 31,

	2005	2004	2005	2004

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$2,381,991	$4,149,666	$6,210,874	$7,805,210
Net realized gain (loss) on total investments	2,129,742	(1,924,698)	14,489,460	52,452,990
Net change in unrealized appreciation (depreciation) on total investments	22,521,193	31,547,506	10,248,258	(12,318,717)

Net increase from operations	27,032,926	33,772,474	30,948,592	47,939,483

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,346,613)	(4,069,378)	(6,099,920)	(7,698,525)

Total distributions	(2,346,613)	(4,069,378)	(6,099,920)	(7,698,525)

SHAREHOLDER TRANSACTIONS:
Subscriptions	42,712,381	51,195,170	33,884,274	59,406,132
Reinvestment of distributions	2,294,682	3,966,736	5,788,299	7,252,380
Exchanges among the Funds, net	(24,387,856)	(17,548,892)	(16,394,911)	(16,623,205)
Redemptions	(60,016,736)	(50,127,506)	(71,327,294)	(103,454,379)

Net increase (decrease) from shareholder transactions	(39,397,529)	(12,514,492)	(48,049,632)	(53,419,072)

Net increase (decrease) in net assets	(14,711,216)	17,188,604	(23,200,960)	(13,178,114)

NET ASSETS
Beginning of year	567,072,656	549,884,052	538,265,962	551,444,076

End of year	$552,361,440	$567,072,656	$515,065,002	$538,265,962

Undistributed (overdistributed) net investment income included in net assets	$92,349	$79,090	$92,421	$13,031

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	61,807,324	63,198,789	44,137,435	48,780,423

Shares sold	4,721,493	5,865,316	2,773,390	5,175,223
Shares issued in reinvestment of distributions	234,176	431,527	469,767	620,557
Shares exchanged among the Funds, net	(2,688,520)	(1,965,049)	(1,346,139)	(1,439,281)
Shares redeemed	(6,571,188)	(5,723,259)	(5,828,250)	(8,999,487)

Net increase (decrease) in shares outstanding	(4,304,039)	(1,391,465)	(3,931,232)	(4,642,988)

Shares outstanding, end of year	57,503,285	61,807,324	40,206,203	44,137,435

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	103

Statements of changes in net assets	TIAA-CREF Mutual Funds

	Equity Index Fund

	For the Years Ended December 31,

	2005	2004

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$5,358,558	$5,760,640
Net realized gain (loss) on total investments	(1,875,493)	3,790,306
Net change in unrealized appreciation on total investments	16,894,739	27,625,195

Net increase from operations	20,377,804	37,176,141

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,351,534)	(5,761,631)
From net realized gain on total investments	(25,616)	(3,668,608)

Total distributions	(5,377,150)	(9,430,239)

SHAREHOLDER TRANSACTIONS:
Subscriptions	45,979,415	103,831,000
Reinvestment of distributions	5,172,393	9,134,227
Exchanges among the Funds, net	459,816	(15,424,841)
Redemptions	(57,588,206)	(106,745,172)
Redemptions by TIAA	—	—

Net increase (decrease) from shareholder transactions	(5,976,582)	(9,204,786)

Net increase in net assets	9,024,072	18,541,116

NET ASSETS
Beginning of year	356,729,320	338,188,204

End of year	$365,753,392	$356,729,320

Undistributed net investment income included in net assets	$20,341	$6,139

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	41,523,373	42,797,838

Shares sold	5,340,736	12,835,716
Shares issued in reinvestment of distributions	568,588	1,062,570
Shares exchanged among the Funds, net	72,305	(1,925,276)
Shares redeemed	(6,684,143)	(13,247,475)
Shares redeemed by TIAA	—	—

Net increase (decrease) in shares outstanding	(702,514)	(1,274,465)

Shares outstanding, end of year	40,820,859	41,523,373

104	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

Continued

	Social Choice Equity Fund		Managed Allocation Fund

	For the Years Ended December 31,		For the Years Ended December 31,

	2005	2004	2005	2004

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$1,961,442	$1,555,316	$12,944,131	$10,993,051
Net realized gain (loss) on total investments	576,941	575,626	11,971,674	13,246,840
Net change in unrealized appreciation on total investments	7,303,551	9,973,816	1,441,798	22,908,479

Net increase from operations	9,841,934	12,104,758	26,357,603	47,148,370

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,944,481)	(1,553,633)	(15,509,384)	(16,524,222)
From net realized gain on total investments	—	—	—	—

Total distributions	(1,944,481)	(1,553,633)	(15,509,384)	(16,524,222)

SHAREHOLDER TRANSACTIONS:
Subscriptions	41,373,856	46,507,464	59,276,341	86,128,633
Reinvestment of distributions	1,837,684	1,477,097	14,689,828	15,565,580
Exchanges among the Funds, net	1,122,848	1,812,333	(4,220,979)	3,666,061
Redemptions	(12,394,288)	(6,856,264)	(46,117,187)	(36,831,119)
Redemptions by TIAA	—	(4,600,798)	—	—

Net increase (decrease) from shareholder transactions	31,940,100	38,339,832	23,628,003	68,529,155

Net increase in net assets	39,837,553	48,890,957	34,476,222	99,153,303
NET ASSETS
Beginning of year	119,083,311	70,192,354	497,144,822	397,991,519

End of year	$158,920,864	$119,083,311	$531,621,044	$497,144,822

Undistributed net investment income included in net assets	$19,484	$2,818	$4,372	$—

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	12,961,306	8,480,697	44,654,041	38,238,192

Shares sold	4,494,725	5,456,599	5,334,462	8,182,622
Shares issued in reinvestment of distributions	186,937	160,714	1,303,578	1,424,533
Shares exchanged among the Funds, net	111,604	206,236	(375,618)	372,939
Shares redeemed	(1,328,085)	(798,612)	(4,143,697)	(3,564,245)
Shares redeemed by TIAA	—	(544,328)	—	—

Net increase (decrease) in shares outstanding	3,465,181	4,480,609	2,118,725	6,415,849

Shares outstanding, end of year	16,426,487	12,961,306	46,772,766	44,654,041

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	105

Statements of changes in net assets	TIAA-CREF Mutual Funds

	High-Yield Bond Fund

	For the Years Ended December 31,

	2005	2004

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$19,941,064	$17,187,521
Net realized gain (loss) on total investments	3,650,159	2,731,759
Net change in unrealized appreciation (depreciation) on total investments	(15,705,156)	2,348,525

Net increase from operations	7,886,067	22,267,805

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,643,500)	(17,106,426)
From net realized gain on total investments	—	—

Total distributions	(19,643,500)	(17,106,426)

SHAREHOLDER TRANSACTIONS:
Subscriptions	118,663,979	163,489,300
Reinvestment of distributions	12,941,244	11,118,606
Exchanges among the Funds, net	(2,498,508)	(4,641,870)
Redemptions	(116,372,053)	(124,175,101)

Net increase (decrease) from shareholder transactions	12,734,662	45,790,935

Net increase (decrease) in net assets	977,229	50,952,314
NET ASSETS
Beginning of year	279,276,115	228,323,801

End of year	$280,253,344	$279,276,115

Undistributed net investment income included in net assets	$385,403	$87,839

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	29,443,995	24,506,172

Shares sold	12,879,218	17,554,766
Shares issued in reinvestment of distributions	1,408,904	1,195,418
Shares exchanged among the Funds, net	(274,251)	(502,864)
Shares redeemed	(12,552,409)	(13,309,497)

Net increase in shares outstanding	1,461,462	4,937,823

Shares outstanding, end of year	30,905,457	29,443,995

106	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Short-Term Bond Fund		Tax-Exempt Bond Fund

	For the Years Ended December 31,		For the Years Ended December 31,

	2005	2004	2005	2004

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$8,094,288	$6,859,759	$7,006,131	$6,417,020
Net realized gain (loss) on total investments	(2,615,307)	303,806	450,099	1,392,779
Net change in unrealized appreciation (depreciation) on total investments	(2,311,617)	(3,253,310)	(3,396,498)	2,459

Net increase from operations	3,167,364	3,910,255	4,059,732	7,812,258

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,912,491)	(6,822,181)	(7,010,435)	(6,409,502)
From net realized gain on total investments	(7,937)	(459,983)	(1,057,480)	(1,608,465)

Total distributions	(7,920,428)	(7,282,164)	(8,067,915)	(8,017,967)

SHAREHOLDER TRANSACTIONS:
Subscriptions	55,567,416	97,040,592	36,716,723	49,664,548
Reinvestment of distributions	5,000,849	4,307,635	5,917,335	5,830,397
Exchanges among the Funds, net	(8,102,571)	(11,377,524)	(4,798,894)	(7,649,714)
Redemptions	(75,825,546)	(58,573,053)	(28,037,406)	(21,354,309)

Net increase (decrease) from shareholder transactions	(23,359,852)	31,397,650	9,797,758	26,490,922

Net increase (decrease) in net assets	(28,112,916)	28,025,741	5,789,575	26,285,213
NET ASSETS
Beginning of year	239,108,382	211,082,641	194,664,967	168,379,754

End of year	$210,995,466	$239,108,382	$200,454,542	$194,664,967

Undistributed net investment income
included in net assets	$225,422	$43,631	$—	$—

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	22,663,250	19,745,892	17,812,629	15,413,525

Shares sold	5,321,725	9,090,514	3,375,073	4,540,612
Shares issued in reinvestment of distributions	480,578	406,112	547,245	535,120
Shares exchanged among the Funds, net	(776,475)	(1,071,897)	(446,025)	(716,114)
Shares redeemed	(7,266,892)	(5,507,371)	(2,585,369)	(1,960,514)

Net increase in shares outstanding	(2,241,064)	2,917,358	890,924	2,399,104

Shares outstanding, end of year	20,422,186	22,663,250	18,703,553	17,812,629

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	107

Statements of changes in net assets	TIAA-CREF Mutual Funds

	Bond Plus Fund

	For the Years Ended December 31,

	2005	2004

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$20,244,205	$17,346,532
Net realized gain (loss) on total investments	(434,797)	1,357,439
Net change in unrealized depreciation on total investments	(8,611,011)	(140,254)

Net increase from operations	11,198,397	18,563,717

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(20,275,507)	(17,273,762)
From net realized gain on total investments	(438,041)	(1,186,302)

Total distributions	(20,713,548)	(18,460,064)

SHAREHOLDER TRANSACTIONS:
Subscriptions	49,543,729	82,838,804
Reinvestment of distributions	19,414,815	17,271,107
Exchanges among the Funds, net	1,996,718	(15,040,733)
Redemptions	(47,032,081)	(42,603,600)

Net increase (decrease) from shareholder transactions	23,923,181	42,465,578

Net increase (decrease) in net assets	14,408,030	42,569,231
NET ASSETS
Beginning of year	469,008,760	426,439,529

End of year	$483,416,790	$469,008,760

Undistributed net investment income included in net assets	$38,026	$72,770

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	45,396,118	41,307,647

Shares sold	4,831,769	7,998,655
Shares issued in reinvestment of distributions	1,899,598	1,677,608
Shares exchanged among the Funds, net	192,833	(1,461,450)
Shares redeemed	(4,588,376)	(4,126,342)

Net increase (decrease) in shares outstanding	2,335,824	4,088,471

Shares outstanding, end of year	47,731,942	45,396,118

108	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

	Money Market Fund

	For the Years Ended December 31,

	2005	2004

CHANGE IN NET ASSETS
OPERATIONS
Net investment income	$18,075,391	$6,754,078
Net realized gain (loss) on total investments	(8,935)	726
Net change in unrealized depreciation on total investments	—	—

Net increase from operations	18,066,456	6,754,804

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(18,075,391)	(6,754,078)
From net realized gain on total investments	—	—

Total distributions	(18,075,391)	(6,754,078)

SHAREHOLDER TRANSACTIONS:
Subscriptions	336,523,127	333,263,026
Reinvestment of distributions	17,727,247	7,043,382
Exchanges among the Funds, net	36,363,881	19,155,418
Redemptions	(362,272,218)	(381,001,287)

Net increase (decrease) from shareholder transactions	28,342,037	(21,539,461)

Net increase (decrease) in net assets	28,333,102	(21,538,735)
NET ASSETS
Beginning of year	600,694,542	622,233,277

End of year	$629,027,644	$600,694,542

Undistributed net investment income included in net assets	$396	$396

CHANGE IN FUND SHARES:
Shares outstanding, beginning of year	600,695,422	622,295,365

Shares sold	336,523,142	333,202,544
Shares issued in reinvestment of distributions	17,726,749	7,043,382
Shares exchanged among the Funds, net	36,363,881	19,155,418
Shares redeemed	(362,271,735)	(381,001,287)

Net increase (decrease) in shares outstanding	28,342,037	(21,599,943)

Shares outstanding, end of year	629,037,459	600,695,422

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	109

Financial highlights	TIAA-CREF Mutual Funds

	International Equity Fund

	For the Years Ended December 31,

	2005		2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.67		$9.24

Gain (loss) from investment operations:
Net investment income	0.17	(a)	0.16 (a)
Net realized and unrealized gain (loss) on total investments	1.35		1.44

Total gain (loss) from investment operations	1.52		1.60

Less distributions from:
Net investment income	(0.17)		(0.17)

Total distributions	(0.17)		(0.17)

Net asset value, end of year	$12.02		$10.67

TOTAL RETURN	14.23%		17.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$421,431		$361,648
Ratio of expenses to average net assets before expense waiver	0.50	%(c)	0.49%
Ratio of expenses to average net assets after expense waiver	0.50	%(c)	0.49%
Ratio of net investment income to average net assets	1.53%		1.69%
Portfolio turnover rate	151%		154%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Includes 0.01% of overdraft charges included in interest expense.

110	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

	International Equity Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$6.68	$8.07		$10.75

Gain (loss) from investment operations:
Net investment income	0.14(a )	0.11	(a)	0.09
Net realized and unrealized gain (loss) on total investments	2.59	(1.38)		(2.70)

Total gain (loss) from investment operations	2.73	(1.27)		(2.61)

Less distributions from:
Net investment income	(0.17)	(0.12)		(0.07)

Total distributions	(0.17)	(0.12)		(0.07)

Net asset value, end of year	9.24	$6.68		$8.07

TOTAL RETURN	40.86%	(15.73%)		(24.29%)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$286,770	$218,794		$259,492
Ratio of expenses to average net assets before expense waiver	0.49%	0.88	%(b)	0.99%
Ratio of expenses to average net assets after expense waiver	0.49%	0.49%		0.49%
Ratio of net investment income to average net assets	1.96%	1.47%		1.10%
Portfolio turnover rate	162%	78%		113%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Includes 0.01% of overdraft charges included in interest expense.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	111

Financial highlights	TIAA-CREF Mutual Funds

	Growth Equity Fund

	For the Years Ended December 31,

	2005	2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.17	$8.70

Gain (loss) from investment operations:
Net investment income	0.04 (a)	0.07 (a)
Net realized and unrealized gain (loss) on total investments	0.44	0.47

Total gain (loss) from investment operations	0.48	0.54

Less distributions from:
Net investment income	(0.04)	(0.07)
Net realized gains	—	—

Total distributions	(0.04)	(0.07)

Net asset value, end of year	$9.61	$9.17

TOTAL RETURN	5.24%	6.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$552,361	$567,073
Ratio of expenses to average net assets before expense waiver	0.45%	0.45%
Ratio of expenses to average net assets after expense waiver	0.45%	0.45%
Ratio of net investment income to average net assets	0.44%	0.76%
Portfolio turnover rate	78%	65%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

112	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Growth Equity Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$6.84	$9.85		$12.87

Gain (loss) from investment operations:
Net investment income	0.06 (a)	0.03	(a)	0.02
Net realized and unrealized gain (loss) on total investments	1.86	(3.00)		(2.98)

Total gain (loss) from investment operations	1.92	(2.97)		(2.96)

Less distributions from:
Net investment income	(0.06)	(0.04)		—
Net realized gains	—	—		(0.06)

Total distributions	(0.06)	(0.04)		(0.06)

Net asset value, end of year	$8.70	$6.84		$9.85

TOTAL RETURN	28.06%	(30.12)%		(23.02)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$549,884	$421,906		$653,169
Ratio of expenses to average net assets before expense waiver	0.45%	0.85	%(b)	0.95%
Ratio of expenses to average net assets after expense waiver	0.45%	0.45%		0.45%
Ratio of net investment income to average net assets	0.72%	0.40%		0.15%
Portfolio turnover rate	73%	50%		38%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	113

Financial highlights	TIAA-CREF Mutual Funds

	Growth & Income Fund

	For the Years Ended December 31,

	2005	2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$12.20	$11.30

Gain (loss) from investment operations:
Net investment income	0.15 (a)	0.17 (a)
Net realized and unrealized gain (loss) on total investments	0.61	0.90

Total gain (loss) from investment operations	0.76	1.07

Less distributions from:
Net investment income	(0.15)	(0.17)

Total distributions	(0.15)	(0.17)

Net asset value, end of year	$12.81	$12.20

TOTAL RETURN	6.26%	9.55%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$515,065	$538,266
Ratio of expenses to average net assets before expense waiver	0.43%	0.43%
Ratio of expenses to average net assets after expense waiver	0.43%	0.43%
Ratio of net investment income to average net assets	1.21%	1.48%
Portfolio turnover rate	183%	75%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

114	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Growth & Income Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.09	$12.07		$14.05

Gain (loss) from investment operations:
Net investment income	0.12 (a)	0.10	(a)	0.10
Net realized and unrealized gain (loss) on total investments	2.21	(2.98)		(1.98)

Total gain (loss) from investment operations	2.33	(2.88)		(1.88)

Less distributions from:
Net investment income	(0.12)	(0.10)		(0.10)

Total distributions	(0.12)	(0.10)		(0.10)

Net asset value, end of year	$11.30	$9.09		$12.07

TOTAL RETURN	25.83%	(23.86)%		(13.37)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$551,444	$496,843		$637,632
Ratio of expenses to average net assets before expense waiver	0.43%	0.82	%(b)	0.93%
Ratio of expenses to average net assets after expense waiver	0.43%	0.43%		0.43%
Ratio of net investment income to average net assets	1.21%	0.99%		0.84%
Portfolio turnover rate	141%	112%		70%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	115

Financial highlights	TIAA-CREF Mutual Funds

	Equity Index Fund

	For the Years Ended December 31,

	2005	2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.59	$7.90

Gain (loss) from investment operations:
Net investment income	0.13 (a)	0.13 (a)
Net realized and unrealized gain (loss) on total investments	0.37	0.79

Total gain (loss) from investment operations	0.50	0.92

Less distributions from:
Net investment income	(0.13)	(0.14)
Net realized gains	— (c)	(0.09)

Total distributions	(0.13)	(0.23)

Net asset value, end of year	$8.96	$8.59

TOTAL RETURN	5.84%	11.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$365,753	$356,729
Ratio of expenses to average net assets before expense waiver	0.26%	0.26%
Ratio of expenses to average net assets after expense waiver	0.26%	0.26%
Ratio of net investment income to average net assets	1.52%	1.65%
Portfolio turnover rate	8%	15%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Amount represents less than $0.01 per share.

116	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Equity Index Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$6.23	$8.05		$9.19

Gain (loss) from investment operations:
Net investment income	0.10 (a)	0.10	(a)	0.07
Net realized and unrealized gain (loss) on total investments	1.81	(1.83)		(1.14)

Total gain (loss) from investment operations	1.91	(1.73)		(1.07)

Less distributions from:
Net investment income	(0.09)	(0.09)		(0.06)
Net realized gains	(0.15)	—		(0.01)

Total distributions	(0.24)	(0.09)		(0.07)

Net asset value, end of year	$7.90	$6.23		$8.05

TOTAL RETURN	30.67%	(21.52)%		(11.62)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$338,188	$139,872		$97,686
Ratio of expenses to average net assets before expense waiver	0.26%	0.63	%(b)	0.76%
Ratio of expenses to average net assets after expense waiver	0.26%	0.26%		0.26%
Ratio of net investment income to average net assets	1.49%	1.40%		1.12%
Portfolio turnover rate	17%	4%		6%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Amount represents less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	117

Financial highlights	TIAA-CREF Mutual Funds

	Social Choice Equity Fund

	For the Years Ended December 31,

	2005		2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.19		$8.28

Gain (loss) from investment operations:
Net investment income	0.13	(a)	0.14 (a)
Net realized and unrealized gain (loss) on total investments	0.47		0.89

Total gain (loss) from investment operations	0.60		1.03

Less distributions from:
Net investment income	(0.12)		(0.12)
Net realized gains	—		—

Total distributions	(0.12)		(0.12)

Net asset value, end of year	$9.67		$9.19

TOTAL RETURN	6.52%		12.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$158,921		$119,083
Ratio of expenses to average net assets before expense waiver	0.28	%(c)	0.27%
Ratio of expenses to average net assets after expense waiver	0.28	%(c)	0.27%
Ratio of net investment income to average net assets	1.43%		1.70%
Portfolio turnover rate	7%		6%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Includes 0.01% of overdraft charges included in interest expense.

118	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Social Choice Equity Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$6.47	$8.28		$9.57

Gain (loss) from investment operations:
Net investment income	0.10 (a)	0.10	(a)	0.07
Net realized and unrealized gain (loss) on total investments	1.83	(1.82)		(1.29)

Total gain (loss) from investment operations	1.93	(1.72)		(1.22)

Less distributions from:
Net investment income	(0.12)	(0.09)		(0.06)
Net realized gains	—	—		(0.01)

Total distributions	(0.12)	(0.09)		(0.07)

Net asset value, end of year	$8.28	$6.47		$8.28

TOTAL RETURN	29.87%	(20.71)%		(12.75)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$70,192	$67,731		$65,793
Ratio of expenses to average net assets before expense waiver	0.27%	0.65	%(b)	0.77%
Ratio of expenses to average net assets after expense waiver	0.27%	0.27%		0.27%
Ratio of net investment income to average net assets	1.46%	1.33%		1.09%
Portfolio turnover rate	11%	29%		6%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Includes 0.01% of overdraft charges included in interest expense.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	119

Financial highlights	TIAA-CREF Mutual Funds

	Managed Allocation Fund

	For the Years Ended December 31,

	2005	2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$11.13	$10.41

Gain (loss) from investment operations:
Net investment income(b)	0.28 (a)	0.26 (a)
Net realized and unrealized gain (loss) on total investments	0.30	0.84

Total gain (loss) from investment operations	0.58	1.10

Less distributions from:
Net investment income	(0.34)	(0.38)
Net realized gains	—	—

Total distributions	(0.34)	(0.38)

Net asset value, end of year	$11.37	$11.13

TOTAL RETURN	5.24%	10.70%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$531,621	$497,145
Ratio of expenses to average net assets(b)	0.00%	0.00%
Ratio of net investment income to average net assets(b)	2.54%	2.46%
Portfolio turnover rate	33%	10%

(a)	Based on average shares outstanding.
(b)

The operating expense and net investment income ratios are based on the expenses and net operating investment income of the fund and do not include the Fund’s proportional share of any expenses or net investment income from the underlying funds.

120	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Managed Allocation Fund

	For the Years Ended December 31,

	2003	2002	2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.87	$10.50	$12.20

Gain (loss) from investment operations:
Net investment income(b)	0.25 (a)	0.26 (a)	0.37
Net realized and unrealized gain (loss) on total investments	1.72	(1.52)	(1.41)

Total gain (loss) from investment operations	1.97	(1.26)	(1.04)

Less distributions from:
Net investment income	(0.43)	(0.34)	(0.28)
Net realized gains	—	(0.03)	(0.38)

Total distributions	(0.43)	(0.37)	(0.66)

Net asset value, end of year	$10.41	$8.87	$10.50

TOTAL RETURN	22.45%	(12.09)%	(8.52)%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$397,992	$287,473	$319,244
Ratio of expenses to average net assets(b)	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(b)	2.56%	2.68%	3.34%
Portfolio turnover rate	37%	12%	3%

(a)	Based on average shares outstanding.
(b)

The operating expense and net investment income ratios are based on the expenses and net operating investment income of the fund and do not include the Fund’s proportional share of any expenses or net investment income from the underlying funds.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	121

Financial highlights	TIAA-CREF Mutual Funds

	High-Yield Bond Fund

	For the Years Ended December 31,

	2005		2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$9.48		$9.32

Gain (loss) from investment operations:
Net investment income	0.66	(a)	0.66 (a)
Net realized and unrealized gain (loss) on total investments	(0.42)		0.16

Total gain from investment operations	0.24		0.82

Less distributions from:
Net investment income	(0.65)		(0.66)

Total distributions	(0.65)		(0.66)

Net asset value, end of year	$9.07		$9.48

TOTAL RETURN	2.72%		9.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$280,253		$279,276
Ratio of expenses to average net assets before expense waiver	0.35	%(c)	0.34%
Ratio of expenses to average net assets after expense waiver	0.35	%(c)	0.34%
Ratio of net investment income to average net assets	7.16%		7.14%
Portfolio turnover rate	72%		42%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Includes 0.01% of overdraft charges included in interest expense.

122	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	High-Yield Bond Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$8.20	$8.94		$9.41

Gain (loss) from investment operations:
Net investment income	0.72 (a)	0.78	(a)	0.93
Net realized and unrealized gain (loss) on total investments	1.12	(0.75)		(0.47)

Total gain from investment operations	1.84	0.03		0.46

Less distributions from:
Net investment income	(0.72)	(0.77)		(0.93)

Total distributions	(0.72)	(0.77)		(0.93)

Net asset value, end of year	$9.32	$8.20		$8.94

TOTAL RETURN	23.24%	0.46%		4.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$228,324	$103,939		$92,217
Ratio of expenses to average net assets before expense waiver	0.34%	0.72	%(b)	0.84%
Ratio of expenses to average net assets after expense waiver	0.34%	0.34%		0.34%
Ratio of net investment income to average net assets	8.13%	9.17%		9.97%
Portfolio turnover rate	42%	74%		75%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Includes 0.01% of overdraft charges included in interest expense.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	123

Financial highlights	TIAA-CREF Mutual Funds

	Short-Term Bond Fund

	For the Years Ended December 31,

	2005		2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.55		$10.69

Gain (loss) from investment operations:
Net investment income	0.38	(a)	0.31 (a)
Net realized and unrealized gain (loss) on total investments	(0.23)		(0.13)

Total gain from investment operations	0.15		0.18

Less distributions from:
Net investment income	(0.37)		(0.30)
Net realized gains	—	(c)	(0.02)

Total distributions	(0.37)		(0.32)

Net asset value, end of year	$10.33		$10.55

TOTAL RETURN	1.47%		1.73%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$210,995		$239,108
Ratio of expenses to average net assets before expense waiver	0.31	%(d)	0.30%
Ratio of expenses to average net assets after expense waiver	0.31	%(d)	0.30%
Ratio of net investment income to average net assets	3.62%		2.87%
Portfolio turnover rate	189%		118%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Amount represents less than $0.01 per share.
(d)	Includes 0.01% of overdraft charges included in interest expense.

124	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Short-Term Bond Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.76	$10.48		$10.23

Gain (loss) from investment operations:
Net investment income	0.32 (a)	0.46	(a)	0.57
Net realized and unrealized gain (loss) on total investments	0.05	0.33		0.34

Total gain from investment operations	0.37	0.79		0.91

Less distributions from:
Net investment income	(0.32)	(0.45)		(0.57)
Net realized gains	(0.12)	(0.06)		(0.09)

Total distributions	(0.44)	(0.51)		(0.66)

Net asset value, end of year	$10.69	$10.76		$10.48

TOTAL RETURN	3.51%	7.81%		9.10%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$211,083	$149,001		$61,314
Ratio of expenses to average net assets before expense waiver	0.30%	0.63	%(b)	0.80%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	3.00%	4.32%		5.36%
Portfolio turnover rate	176%	157%		132%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.
(c)	Amount represents less than $0.01 per share.
(d)	Includes 0.01% of overdraft charges included in interest expense.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	125

Financial highlights	TIAA-CREF Mutual Funds

	Tax-Exempt Bond Fund

	For the Years Ended December 31,

	2005	2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.93	$10.92

Gain from investment operations:
Net investment income	0.38 (a)	0.39 (a)
Net realized and unrealized gain on total investments	(0.15)	0.09

Total gain from investment operations	0.23	0.48

Less distributions from:
Net investment income	(0.38)	(0.38)
Net realized gains	(0.06)	(0.09)

Total distributions	(0.44)	(0.47)

Net asset value, end of year	$10.72	$10.93

TOTAL RETURN	2.12%	4.55%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$200,455	$194,665
Ratio of expenses to average net assets before expense waiver	0.30%	0.30%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%
Ratio of net investment income to average net assets	3.51%	3.54%
Portfolio turnover rate	90%	57%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

126	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Tax-Exempt Bond Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.92	$10.38		$10.46

Gain from investment operations:
Net investment income	0.42 (a)	0.44	(a)	0.47
Net realized and unrealized gain on total investments	0.21	0.65		0.04

Total gain from investment operations	0.63	1.09		0.51

Less distributions from:
Net investment income	(0.42)	(0.43)		(0.47)
Net realized gains	(0.21)	(0.12)		(0.12)

Total distributions	(0.63)	(0.55)		(0.59)

Net asset value, end of year	$10.92	$10.92		$10.38

TOTAL RETURN	5.87%	10.70%		5.00%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$168,380	$146,496		$73,674
Ratio of expenses to average net assets before expense waiver	0.30%	0.64	%(b)	0.80%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	3.79%	4.06%		4.48%
Portfolio turnover rate	157%	264%		298%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	127

Financial highlights	TIAA-CREF Mutual Funds

	Bond Plus Fund

	For the Years Ended December 31,

	2005	2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.33	$10.32

Gain from investment operations:
Net investment income	0.43 (a)	0.40 (a)
Net realized and unrealized gain (loss) on total investments	(0.18)	0.04

Total gain from investment operations	0.25	0.44

Less distributions from:
Net investment income	(0.44)	(0.40)
Net realized gains	(0.01)	(0.03)

Total distributions	(0.45)	(0.43)

Net asset value, end of year	$10.13	$10.33

TOTAL RETURN	2.42%	4.29%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$483,417	$469,009
Ratio of expenses to average net assets before expense waiver	0.30%	0.30%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%
Ratio of net investment income to average net assets	4.24%	3.87%
Portfolio turnover rate	234%	104%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

128	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

continued

	Bond Plus Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$10.52	$10.18		$10.09

Gain from investment operations:
Net investment income	0.40 (a)	0.53	(a)	0.59
Net realized and unrealized gain (loss) on total investments	0.05	0.51		0.22

Total gain from investment operations	0.45	1.04		0.81

Less distributions from:
Net investment income	(0.40)	(0.52)		(0.59)
Net realized gains	(0.25)	(0.18)		(0.13)

Total distributions	(0.65)	(0.70)		(0.72)

Net asset value, end of year	$10.32	$10.52		$10.18

TOTAL RETURN	4.38%	10.50%		8.14%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$426,440	$370,654		$284,865
Ratio of expenses to average net assets before expense waiver	0.30%	0.67	%(b)	0.80%
Ratio of expenses to average net assets after expense waiver	0.30%	0.30%		0.30%
Ratio of net investment income to average net assets	3.78%	5.10%		5.72%
Portfolio turnover rate	140%	244%		234%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	129

Financial highlights	TIAA-CREF Mutual Funds

	Money Market Fund

	For the Years Ended December 31,

	2005	2004

SELECTED PER SHARE DATA
Net asset value, beginning of year	$1.00	$1.00

Gain from investment operations:
Net investment income	0.03 (a)	0.01 (a)

Total gain from investment operations	0.03	0.01

Less distributions from:
Net investment income	(0.03)	(0.01)

Total distributions	(0.03)	(0.01)

Net asset value, end of year	$1.00	$1.00

TOTAL RETURN	3.02%	1.13%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$629,028	$600,695
Ratio of expenses to average net assets before expense waiver	0.29%	0.29%
Ratio of expenses to average net assets after expense waiver	0.29%	0.29%
Ratio of net investment income to average net assets	2.98%	1.11%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

130	2005 Annual Report TIAA-CREF Mutual Funds	SEE NOTES TO FINANCIAL STATEMENTS

concluded

	Money Market Fund

	For the Years Ended December 31,

	2003	2002		2001

SELECTED PER SHARE DATA
Net asset value, beginning of year	$1.00	$1.00		$1.00

Gain from investment operations:
Net investment income	0.01 (a)	0.02	(a)	0.04

Total gain from investment operations	0.01	0.02		0.04

Less distributions from:
Net investment income	(0.01)	(0.02)		(0.04)

Total distributions	(0.01)	(0.02)		(0.04)

Net asset value, end of year	$1.00	$1.00		$1.00

TOTAL RETURN	0.93%	1.64%		4.08%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$622,233	$696,452		$760,268
Ratio of expenses to average net assets before expense waiver	0.29%	0.67	%(b)	0.79%
Ratio of expenses to average net assets after expense waiver	0.29%	0.29%		0.29%
Ratio of net investment income to average net assets	0.93%	1.62%		3.94%

(a)	Based on average shares outstanding.
(b)	Waiver was eliminated effective October 1, 2002.

SEE NOTES TO FINANCIAL STATEMENTS	TIAA-CREF Mutual Funds 2005 Annual Report	131

Notes to financial statements	TIAA-CREF Mutual Funds

Note 1—significant accounting policies

TIAA-CREF Mutual Funds (the “Funds” or individually, the “Fund”) is a Delaware business trust that was organized on January 13, 1997 and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as an open-end management investment company. The Funds currently consist of eleven series. The International Equity, Growth Equity, Growth & Income, Managed Allocation, Bond Plus and Money Market Funds commenced operations on July 17, 1997 with a seed money investment by Teachers Insurance and Annuity Association of America (“TIAA”). The Equity Index, Social Choice Equity, High-Yield Bond, Short-Term Bond and Tax-Exempt Bond Funds commenced operations on March 1, 2000 with a seed money investment by TIAA. At December 31, 2005, TIAA had no remaining investments in the Funds. The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Funds.

Valuation of investments: Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Net asset value of underlying funds is calculated as of the close of business of the New York Stock Exchange (generally 4:00 pm Eastern Time). The market value of the underlying Funds is based on their net asset values as of the close of business on the valuation date. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt securities, other than money market instruments, are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). Money market instruments (other than those in the Money Market Fund), with maturities of one year or less, are valued in the same manner as debt securities or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. For the Money Market Fund, all of its investments are valued using the amortized cost method. Investments in other registered investment companies are valued at their net asset value. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Stock and bond index futures and options, which are traded on commodities exchanges, are valued at the last sales price as of the close of such commodities exchanges.

Portfolio securities for which market quotations are not readily available are valued at fair value, as determined in good faith under the direction of the Board of Trustees. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Board of Trustees if events materially affecting

132	2005 Annual Report TIAA-CREF Mutual Funds

Notes to financial statements	continued

their value occur between the time their price is determined and the time a Fund’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities indices and other appropriate indicators, such as American Depositary Receipts and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees. The Funds have retained an independent fair value pricing service to assist in the fair valuation process for Funds that primarily invest in international securities.

Accounting for investments: Securities transactions and investments in Underlying Funds are accounted for as of the trade date. Interest income is recorded as earned and includes accretion of discounts and amortization of premiums using the effective yield method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, as soon thereafter as the Funds are informed of the ex-dividend date. Dividends and distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses on securities transactions are based upon the specific identification method for both financial statement and federal income tax purposes.

Accounting for Real Estate Investments Trusts: The Funds may own shares of Real Estate Investment Trusts (“REITS” or individually, “REIT”). REITS report information on the source of their distributions once per year, in January. Such distributions may include one or more of the following components: ordinary income, long-term capital gains or a return of capital. The Funds have estimated what the components of these REIT distributions are, and have reflected these amounts accordingly in the financial statements.

Dollar roll transactions: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund’s policy is to record the dollar rolls using “to be announced’’ mortgage-backed securities as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments. In addition, the Funds may receive compensation that is recorded as deferred income

TIAA-CREF Mutual Funds 2005 Annual Report	133

Notes to financial statements	continued

and amortized to income over the roll period. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The Funds engage in dollar rolls for the purpose of enhancing their yields, principally by earning a negotiated fee.

Foreign currency transactions and translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of securities, income receipts and expense payments made in foreign currencies are translated into U.S. dollars at the exchange rates prevailing on the respective dates of the transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net realized gains and losses on foreign currency transactions include maturities of forward foreign currency contracts, disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Forward foreign currency contracts: The Funds may use forward foreign currency contracts to facilitate transactions in securities denominated in foreign currencies. Such contracts are entered into directly with a counterparty and are “marked-to-market” at the end of each day’s trading. The Funds are also exposed to credit risk associated with counterparty nonperformance on these forward foreign currency contracts which is typically limited to the unrealized gain on each open contract.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities. There were no open forward foreign currency contracts for the year ended December 31, 2005.

134	2005 Annual Report TIAA-CREF Mutual Funds

Notes to financial statements	continued

Futures contracts: The Funds may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform. There were no open futures contracts for the year ended December 31, 2005.

Securities purchased on a when-issued or delayed-delivery basis: The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.

Treasury Inflation-Protected Securities: The Bond Plus Fund and Short-Term Bond Fund invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the Statements of operations. TIPS are backed by the full faith and credit of the U.S. Government. TIPS are subject to interest rate risk. However, because TIPS have better price protection through inflation adjustments, they tend to perform well in a rising rate environment if rates increase due to inflation.

TIAA-CREF Mutual Funds 2005 Annual Report	135

Notes to financial statements	continued

Restricted securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Distributions to shareholders: Distributions from net investment income, if any, for the Bond Plus, Short-Term Bond, Tax-Exempt Bond and High-Yield Bond Funds are declared and paid monthly; for the Growth & Income and Managed Allocation Funds are declared and paid quarterly; for the Growth Equity, International Equity, Social Choice Equity and Equity Index Funds are declared and paid annually; and for the Money Market Fund are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds to the extent they exceed available capital loss carryovers. Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary and permanent book and tax differences. Temporary differences will reverse in subsequent periods and are generally due to differing book and tax treatments for the timing and recognition of gains and losses on securities, forwards, and futures, including Post October losses. Permanent differences will result in reclassifications among the respective components of net assets and are generally due to REIT adjustments, foreign currency transactions, distribution reclassifcations, and gains on certain equity securities designated and issued by “passive foreign investment companies”.

Income taxes: The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code (“Code”) and will not be subject to income taxes to the extent that they distribute all taxable income each year and comply with various other Code requirements. Therefore, no federal income tax provision is required.

Furthermore, the Tax-Exempt Bond Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income taxes, to retain such tax-exempt status when distributed to shareholders of the Tax-Exempt Bond Fund.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2005, permanent book and tax differences resulting primarily from differing treatments for foreign currency transactions, dividend reclassifications, capital gain distributions from the underlying funds, and gains and losses from the sale of stock in passive foreign investment companies were identified and reclassified among the components of the Funds’ net assets. Net investment income and net realized gains (losses), as disclosed on the

136	2005 Annual Report TIAA-CREF Mutual Funds

Notes to financial statements	continued

Statement of operations, and net assets were not affected by these reclassifications.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Transactions with affiliates: The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the Investment Company Act of 1940. These transactions are effected at market rates without incurring broker commissions.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Funds’ Trust organizational documents, the Trustees and Officers of the TIAA-CREF Mutual Funds are indemnified against certain liabilities that may arise out of their duties to the TIAA-CREF Mutual Funds. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Note 2—management agreement

Teachers Advisors, Inc. (“Advisors”), a wholly-owned subsidiary of TIAA and a registered investment advisor, provides investment advisory services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. Under the terms of an Investment Management Agreement, each Fund pays Advisors a monthly fee for the management and administration of the Funds’ net assets, based on the average daily net assets of each Fund. During the year ended December 31, 2005, Advisors received the following annual percentages of each Fund’s average daily net assets:

Investment Management Fee

International Equity Fund	0.49%
Growth Equity Fund	0.45%
Growth & Income Fund	0.43%
Equity Index Fund	0.26%
Social Choice Equity Fund	0.27%
Managed Allocation Fund	0.00%
High-Yield Bond Fund	0.34%
Short-Term Bond Fund	0.30%
Tax-Exempt Bond Fund	0.30%
Bond Plus Fund	0.30%
Money Market Fund	0.29%

TIAA-CREF Mutual Funds 2005 Annual Report	137

Notes to financial statements	continued

Advisors will not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the Funds in which the Managed Allocation Fund invests.

Total investment management fees incurred for each Fund for the year ended December 31, 2005 are reflected in the Statements of operations.

The Funds publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc. (“TPIS”), a wholly-owned subsidiary of TIAA, which is a registered broker-dealer and member of the National Association of Securities Dealers, Inc.

Note 3—investments

At December 31, 2005, net realized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

International Equity Fund	$54,769,395	$(2,471,649)	$52,297,746
Growth Equity Fund	80,377,616	(24,046,126)	56,331,490
Growth & Income Fund	50,113,267	(12,167,308)	37,945,959
Equity Index Fund	87,480,582	(26,693,340)	60,787,242
Social Choice Equity Fund	26,735,042	(15,920,707)	10,814,335
Managed Allocation Fund	36,480,424	(23,044,646)	13,435,778
High-Yield Bond Fund	5,379,270	(4,739,294)	639,976
Short-Term Bond Fund	90,490	(2,936,256)	(2,845,766)
Tax-Exempt Bond Fund	2,072,901	(1,040,046)	1,032,855
Bond Plus Fund	2,885,810	(5,733,678)	(2,847,868)

138	2005 Annual Report TIAA-CREF Mutual Funds

Notes to financial statements	continued

The following is information about the holdings of the Managed Allocation Fund in the other Funds as of December 31, 2005:

	Number of Shares Held in Fund	% of Total Shares Outstanding in the Fund

TIAA-CREF Mutual Funds:
International Equity Fund	5,516,912	15.73%
Growth Equity Fund	12,119,650	21.08%
High-Yield Bond Fund	1,453,543	4.70%
Short-Term Bond Fund	761,313	3.73%
Bond Plus Fund	18,495,706	38.75%
Money Market Fund	2,616,345	0.42%

TIAA-CREF Institutional Mutual Funds:
Large-Cap Value Fund – Retail Class	8,360,098	65.50%
Small-Cap Equity Fund – Retail Class	1,172,624	23.26%
Real Estate Securities Fund – Retail Class	411,997	3.47%

The Bond Plus Fund owned 386,042 shares of the High-Yield Bond Fund representing 1.25% of its total shares outstanding.

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Funds, other than the Money Market Fund, for the year ended December 31, 2005 were as follows:

	Non-Government Purchases	Government Purchases	Non-Government Sales	Government Sales

International Equity Fund	$579,370,517	$—	$565,586,896	$—
Growth Equity Fund	422,547,082	—	461,391,789	—
Growth & Income Fund	940,593,599	—	987,005,007	—
Equity Index Fund	26,880,464	—	30,637,479	—
Social Choice Equity Fund	41,351,948	—	9,543,163	—
Managed Allocation Fund	197,677,518	—	170,230,139	—
High-Yield Bond Fund	205,588,840	—	188,263,386	—
Short-Term Bond Fund	120,040,096	286,759,120	150,402,502	271,055,321
Tax-Exempt Bond Fund	183,038,913	—	174,553,171	—
Bond Plus Fund	86,330,690	1,034,884,702	88,337,952	1,003,499,807

Note 4—trustee fees

Each Fund, other than the Managed Allocation Fund, pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees of the Funds. Trustees fees incurred for each Fund for the year ended December 31, 2005 are reflected in the Statements of operations.

TIAA-CREF Mutual Funds 2005 Annual Report	139

Notes to financial statements	continued

Note 5—distributions to shareholders

The tax character of distributions paid to shareholders during the years ended December 31, 2005 and 2004 were as follows:

	2005			2004

Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total

International Equity Fund	$5,854,549	$—	$5,854,549	$5,778,388	$—	$5,778,388
Growth Equity Fund	2,346,613	—	2,346,613	4,069,378	—	4,069,378
Growth & Income Fund	6,099,920	—	6,099,920	7,698,525	—	7,698,525
Equity Index Fund	5,351,534	25,616	5,377,150	7,284,691	2,145,548	9,430,239
Social Choice Equity Fund	1,944,481	—	1,944,481	1,553,633	—	1,553,633
Managed Allocation Fund	15,509,384	—	15,509,384	16,524,222	—	16,524,222
High-Yield Bond Fund	19,643,500	—	19,643,500	17,106,426	—	17,106,426
Short-Term Bond Fund	7,912,497	7,931	7,920,428	6,822,181	459,983	7,282,164
Tax-Exempt Bond Fund*	7,096,421	971,494	8,067,915	7,085,272	932,695	8,017,967
Bond Plus Fund	20,278,949	434,599	20,713,548	17,273,762	1,186,302	18,460,064
Money Market Fund	18,075,391	—	18,075,391	6,754,078	—	6,754,078

*	Includes ordinary income which will not be taxable for federal income tax purposes in 2005 and 2004 of $7,000,115 and $6,412,931 respectively.

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Capital Loss Carryover	Post- October Losses	Total

International Equity Fund	$203,643	$—	$50,947,501	$(18,960,009)	$(131,380)	$32,059,755
Growth Equity Fund	63,262	—	54,704,458	(349,209,757)	—	(294,442,037)
Growth & Income Fund	94,919	—	34,131,067	(90,434,199)	(113)	(56,208,326)
Equity Index Fund	72,947	—	59,750,997	(1,895,888)	—	57,928,056
Social Choice Equity Fund	37,061	—	10,472,357	(691,573)	(237,627)	9,580,218
Managed Allocation Fund	4,372	8,260,509	(3,492,408)	—	—	4,772,473
High-Yield Bond Fund	385,403	—	637,476	(4,526,785)	—	(3,503,906)
Short-Term Bond Fund	225,422	—	(2,879,587)	(2,271,167)	(472,419)	(5,397,751)
Tax-Exempt Bond Fund	—	—	1,015,455	—	(318,200)	697,255
Bond Plus Fund	38,026	—	(3,013,521)	—	(821,797)	(3,797,292)
Money Market Fund	396	—	—	(10,211)	—	(9,815)

The difference between book basis and tax basis net investment income, net realized gains and losses and unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales, the realization, for tax purposes, of unrealized gains on investments in passive foreign investment companies and futures contracts, adjustments for REIT distributions, and the use of capital loss carryovers.

140	2005 Annual Report TIAA-CREF Mutual Funds

Notes to financial statements	continued

At December 31, 2005, the following funds had capital loss carryovers, which will expire as follows:

	Date of Expiration
	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	Total

International Equity Fund	$—	$—	$18,960,009	$—	$—	$18,960,009
Growth Equity Fund	147,707,537	129,325,246	60,601,952	9,870,740	1,704,282	349,209,757
Growth & Income Fund	—	51,091,426	39,342,773	—	—	90,434,199
Equity Index Fund	—	—	—	—	1,895,888	1,895,888
Social Choice Equity Fund	—	691,573	—	—	—	691,573
High-Yield Bond Fund	—	692,319	3,834,466	—	—	4,526,785
Short-Term Bond Fund	—	—	—	—	2,271,167	2,271,167
Money Market Fund	—	—	1,276	—	8,935	10,211

For the year ending December 31, 2005, the International Equity Fund, Growth & Income Fund, Social Choice Equity Fund, Managed Allocation Fund, and High Yield Bond Fund utilized $38,230,712, $12,481,220, $801,053, $17,189,720, and $3,652,659, respectively of their capital loss carryover available from prior years.

Note 6—line of credit

The International Equity, Growth Equity, Growth & Income, Equity Index, Social Choice Equity, Managed Allocation, High-Yield Bond and Tax-Exempt Bond Funds participate in a $1.75 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of shareholder redemptions. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For year ended December 31, 2005, there were no borrowings under this credit facility by the Funds.

The Bond Plus Fund participates in a letter of credit agreement in the amount of $1.5 million for the purpose of facilitating the settlement of transactions in the mortgage-backed securities market. For the year ended December 31, 2005, there were no drawdowns under this agreement.

TIAA-CREF Mutual Funds 2005 Annual Report	141

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the
TIAA-CREF Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolios of investments (statement of investments for Managed Allocation Fund), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Equity, Growth Equity, Growth & Income, Equity Index, Social Choice Equity, Managed Allocation, High-Yield Bond, Short-Term Bond, Tax-Exempt Bond, Bond Plus and Money Market Funds (constituting the TIAA-CREF Mutual Funds, hereafter referred to as the “Funds”) at December 31, 2005, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Funds as of December 31, 2004 and for the year then ended, including financial highlights for each of the periods in the four years then ended, were audited by other auditors whose report dated February 25, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
February 22, 2006

142	2005 Annual Report TIAA-CREF Mutual Funds

Report of management responsibility (unaudited)

To the Shareholders of TIAA-CREF Mutual Funds:

The accompanying financial statements of the TIAA-CREF Mutual Funds (the “Funds”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

          The Funds have established and maintain a strong system of internal controls over financial reporting and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds’ internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the chief audit executive regularly reports to the Audit Committee of the Funds’ Board of Trustees.

          The accompanying financial statements have been audited by an independent registered public accounting firm. To maintain auditor independence and avoid any potential conflict of interest, it continues to be the Funds’ policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

          The Audit Committee of the Funds’ Board of Trustees, consisting entirely of trustees who are not officers of TIAA-CREF Mutual Funds, meets regularly with management, representatives of PricewaterhouseCoopers LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent registered public accounting firm, the Securities and Exchange Commission performs periodic examinations of the Funds’ operations.

/s/ Bertram L. Scott	/s/ Russell G. Noles

Bertram L. Scott President	Russell G. Noles Acting Chief Financial Officer

TIAA-CREF Mutual Funds 2005 Annual Report	143

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144	2005 Annual Report TIAA-CREF Mutual Funds

2005 special meeting	TIAA-CREF Mutual Funds (unaudited)

Trustees

On December 5, 2005, at a special meeting of shareholders, the following persons were elected to serve on the Board:

Nominee	Shares for	Percent	Shares withheld	Percent

Willard T. Carleton	242,378,326.853	96.11	9,955,526.940	3.89

Eugene Flood, Jr.	242,340,726.754	96.09	9,993,127.039	3.91

Howell E. Jackson	241,836,605.038	95.89	10,497,248.755	4.11

Nancy L. Jacob	242,001,195.974	95.96	10,332,657.819	4.04

Bevis Longstreth	241,347,143.834	95.70	10,986,709.959	4.30

Bridget A. Macaskill	241,982,341.357	95.95	10,351,512.436	4.05

Maceo K. Sloan	241,634,061.295	95.81	10,699,792.498	4.19

Ahmed H. Zewail	241,334,001.635	95.69	10,999,852.158	4.31

Eugene Flood, Jr. and Howell E. Jackson were elected to office. Willard T. Carleton, Nancy L. Jacob, Bevis Longstreth, Bridget A. Macaskill, Maceo K. Sloan and Ahmed H. Zewail continued in office.

Independent registered public accounting firm

Shareholders also ratified the selection by the Board of Trustees of PricewaterhouseCoopers LLP to serve as the Funds’ independent registered public accounting firm:

	Shares for	Percent	Shares against	Percent	Shares abstain	Percent

Ratify PricewaterhouseCoopers LLP	240,160,856.379	95.17	6,487,316.387	2.57	5,685,681.027	2.26

TIAA-CREF Mutual Funds 2005 Annual Report	145

Management	Trustees and officers of the TIAA-CREF Mutual Funds (unaudited)

Below are the current TIAA-CREF Mutual Funds board of trustees and officers:

DISINTERESTED TRUSTEES

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustees

Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 71	Trustee	Indefinite term. Trustee since 2003.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001–present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999–2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984–1999. Trustee of TIAA, 1984–2003.	60	None

Eugene Flood, Jr. Smith Breeden Associates, Inc. Chapel Hill, North Carolina 27517 Age: 50	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment advisor).	60	None

Howell E. Jackson Harvard Law School Griswold 510 1525 Massachusetts Avenue Cambridge, Massachusetts 02138 Age: 52	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004) and Vice Dean for Budget (since 2003) and on the faculty (since 1989) of Harvard Law School.	60	None

Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 63	Chairman of the Board, Trustee	Indefinite term. Trustee since 1997.	President and Managing Principal, Windermere Investment Associates, 1997–present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994–1997 and Executive Vice President, U.S. Institutional Funds of the Pacific Northwest, 1993–1998.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

146	2005 Annual Report TIAA-CREF Mutual Funds

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustees

Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 72	Trustee	Indefinite term. Trustee since 1997.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970–1981, 1984–1997) and Of Counsel (1998–2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, 1994–1999 and Commissioner of the U.S. Securities and Exchange Commission, 1981–1984.	60	Member of the Board of Directors of AMVESCAP, PLC and Grantham, Mayo & Von Otterloo & Co., LLC (GMO) (Investment Management) and a member of the Finance Committee of the Rockefeller Family Fund.

Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 56	Trustee	Indefinite term. Trustee since 2003.	Independent Consultant for Merrill Lynch, 2003–present. Formerly, Chairman, Oppenheimer Funds, Inc., 2000–2001. Chief Executive Officer, 1995–2001; President, 1991–2000; and Chief Operating Officer, 1989–1995 of that firm.	60	Director, J Sainsbury plc (food retailer), Prudential plc, International Advisory Board, British-American Business Council and Federal National Mortgage Association (Fannie Mae).

Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 56	Trustee	Indefinite term. Trustee since 1997.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., 1991–present; Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1991; and Chairman, CEO and CIO, NCM Capital Advisers Inc., 2003–present.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.

Ahmed H. Zewail California Institute Of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Trustee	Indefinite term. Trustee since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech, 1996–present; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech, 1995–present.	60	None

TIAA-CREF Mutual Funds 2005 Annual Report	147

Management	Trustees and officers of the TIAA-CREF Mutual Funds (unaudited)	continued

OFFICERS

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 62	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.

Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000–2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997–1999.

Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.

Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and Treasurer of Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 46	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1997. Chief Investment Officer since 2004.

Executive Vice President since 1997 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Funds since 2003. President, Chief Executive Officer and Manager of Investment Management, President, Chief Executive Officer and Director of Advisors, Director of TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 53	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Director of TIAA-CREF Life. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001–2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993–2001.

E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 1998.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 1998.

148	2005 Annual Report TIAA-CREF Mutual Funds

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000–2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997–2000.

George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997–2003.

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director of Advisors, TPIS, TIAA-CREF Trust Company, FSB (“Trust Company”), Tuition Financing and TIAA-CREF Life and Manager of Services and Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1993–2003; and Head and Deputy Head of Global Market Risk Management, 1997–1999.

Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 48	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2003. President, Chief Executive Officer and Manager of Services. Director of TPIS, Trust Company, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000–2003; Vice President, Eastern Division, 1994–2000.

Russell G. Noles TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Vice President and Acting Chief Financial Officer	Indefinite term. Acting Chief Financial Officer since 2005.

Vice President and Acting Chief Financial Officer of TIAA and the TIAA-CREF Funds, Vice President of Advisors, TPIS, Tuition Financing and Investment Management since 2005. Director of Advisors, TPIS, Tuition Financing and Manager of Investment Management and Services since 2005. Formerly Vice President, Internal Audit of TIAA and the TIAA-CREF Funds, 2004–2005; Vice President and Internal Audit of the St. Paul Travelers Companies, 2001–2004, of Quest Communications, 2000–2001 and of US West, Inc. 1998–2000.

TIAA-CREF Mutual Funds 2005 Annual Report	149

Management	Trustees and officers of the TIAA-CREF Mutual Funds (unaudited)	concluded

OFFICERS—concluded

Name, address and age	Position(s) held with fund	Term of office and length of time served	Principal occupation(s) during past 5 years

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.

Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director of TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999–Feb. 2003; and Vice President and Head of Human Resources—Japan Morgan Stanley, 1998–1999.

Eric Oppenheim TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 57	Vice President and Acting Chief Compliance Officer*	Indefinite term. Vice President and Acting Chief Compliance Officer since 2005.

Vice President and Acting Chief Compliance Officer of the TIAA-CREF Funds, Investment Management, Tuition Financing, Advisors, and Services, since 2005. Formerly, Vice President, Compliance Officer of TIAA, 2004–2005; First Vice President, Manager of Compliance and Centralized Trust Functions, Private Banking Division, 2001–2004, Manager of Compliance and Regulatory Affairs, Investment Banking Division, 1993–2001, Comerica Incorporated.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2000.

Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2003. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS, President and Director of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996–2000.

*   On October 26, 2005, Eric Oppenheim was appointed Acting Chief Compliance Officer while the Funds search for a permanent replacement for Carol Baldwin Moody who resigned the position.

The Funds’ Statement of Additional Information (SAI) includes additional information about the Funds’ trustees and is available, without charge, upon request, by calling 800 223-1200.

150	2005 Annual Report TIAA-CREF Mutual Funds

Important tax information (unaudited)

For the fiscal year ended December 31, 2005, the following TIAA-CREF Mutual Funds designate the following amounts (or the maximum allowable) as long-term capital gain distributions:

Fund	Section 1250 Gains	Long Term Capital Gains	Total

Equity Index Fund	$17,879	$7,737	$25,616
Short-Term Bond Fund	—	7,931	7,931
Tax-Exempt Bond Fund	—	971,494	971,494
Bond Plus Fund	—	434,599	434,599

For the fiscal year ended December 31, 2005, the TIAA-CREF Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

International Equity Fund	90.26%
Growth Equity Fund	100.00%
Growth & Income Fund	100.00%
Equity Index Fund	100.00%
Social Choice Equity Fund	100.00%
Managed Allocation Fund	22.08%

The International Equity Fund received income from foreign sources during the year ended December 31, 2005 of $8,129,370 ($0.231845 per share) and paid taxes to foreign countries during the year ended December 31, 2005 of $595,333 ($0.016979 per share).

The Tax-Exempt Bond Fund paid distributions to shareholders during the year ended December 31, 2005 totaling $8,067,915, of which $7,000,115 was exempt from federal income tax and has been designated as Exempt Interest Dividends.

For the fiscal year ended December 31, 2005, the TIAA-CREF Mutual Funds designate the following percentages (or the maximum amount allowable) of ordinary income dividends paid as qualifying for the corporate dividends received deduction.

TIAA-CREF Mutual Funds 2005 Annual Report	151

Important tax information (unaudited)	concluded

Growth Equity Fund	100.00%
Growth & Income Fund	100.00%
Equity Index Fund	100.00%
Social Choice Equity Fund	100.00%
Managed Allocation Fund	20.44%

The following TIAA-CREF Mutual Funds paid dividends that were designated as being from “Qualified Interest Income” and short-term capital gains realized by the Funds during the year ended December 31, 2005:

	Qualified Interest Income	Short-Term Capital Gain

International Equity Fund	$18,561	—
Growth Equity Fund	39,927	—
Growth & Income Fund	34,787	—
Equity Index Fund	23,342	—
Social Choice Equity Fund	18,343	—
Managed Allocation Fund	8,405,123	$2,569,625
High-Yield Bond Fund	19,643,500	—
Short-Term Bond Fund	7,912,497	—
Tax-Exempt Bond Fund	7,096,421	23,328
Bond Plus Fund	20,278,949	—
Money Market Fund	17,255,734	—

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ending December 31, 2005, which will be reported in conjunction with your 2005 Form 1099-DIV.

By early 2006, shareholders should receive their Form 1099-DIV and a tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.

152	2005 Annual Report TIAA-CREF Mutual Funds

HOW TO REACH US

TIAA-CREF WEBSITE	PLANNING AND SERVICE CENTER
Account performance, personal account information and transactions, product descriptions, and information about invest- ment choices and income options	TIAA-CREF Mutual Funds, after-tax annuities and life insurance 800 223-1200
8 a.m. to 10 p.m. ET, Monday–Friday
www.tiaa-cref.org
24 hours a day, 7 days a week	FOR HEARING- OR SPEECH-IMPAIRED
PARTICIPANTS
AUTOMATED TELEPHONE SERVICE
Check account performance and accumula- tion balances, change allocations, transfer funds and verify credited premiums.	800 842-2755 8 a.m. to 10 p.m. ET, Monday–Friday 9 a.m. to 6 p.m. ET, Saturday

800 842-2252	TIAA-CREF TRUST COMPANY, FSB
24 hours a day, 7 days a week TELEPHONE COUNSELING CENTER	Asset management, trust administration, estate planning, planned giving and endowment management
Retirement saving and planning, income options and payments, and tax reporting	888 842-9001
8 a.m. to 5 p.m. CT, Monday–Friday
800 842-2776
8 a.m. to 10 p.m. ET, Monday–Friday	TIAA-CREF TUITION FINANCING, INC.
9 a.m. to 6 p.m. ET, Saturday	Tuition financing programs

888 381-8283
8 a.m. to 11 p.m. ET, Monday–Friday

TIAA-CREF Individual & Institutional Services, LLC, and Teachers Personal Investors Services, Inc., distribute securities products. You should consider the investment objectives, risks, charges and expenses carefully before investing. Please call 800 223-1200 or visit www.tiaa-cref.org for a prospectus that contains this and other information. Please read the prospectus carefully before investing. Teachers Insurance and Annuity Association (TIAA), New York, NY, and TIAA-CREF Life Insurance Co., New York, NY, issue insurance and annuities. TIAA-CREF Trust Company, FSB, provides trust services. TIAA-CREF Tuition Financing, Inc. (TFI) is the program manager for 529 college savings plans. Investment products are not FDIC insured, may lose value and are not bank guaranteed.

©2006 Teachers Insurance and Annuity Association—College Retirement Equities Fund (TIAA-CREF), New York, NY 10017

730 Third Avenue
New York, NY 10017-3206

Printed on recycled paper
C35153	A10841 02/06

Item 2. Code of Ethics.

     The Board of Trustees of the TIAA-CREF Mutual Funds (the “Registrant”) has a code of ethics for senior financial officers, including its principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, in conformity with rules promulgated under the Sarbanes-Oxley Act of 2002.

     During the reporting period, there were no implicit or explicit waivers granted by the Registrant from any provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

There is no change to the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services.

     PricewaterhouseCoopers LLP performs independent audits of the Registrant’s financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Registrant, as a policy, does not engage PricewaterhouseCoopers for management advisory or consulting services. Ernst & Young LLP performed independent audits for the Registrant in 2004 and prior fiscal periods.

     Audit Fees. PricewaterhouseCoopers’ fees for professional services rendered for the audit of the Registrant’s annual financial statements for the fiscal year ended December 31, 2005 were $297,700. Ernst & Young LLP fees for professional services rendered in fiscal year 2004 were $230,600.

     Tax Fees. PricewaterhouseCoopers’ fees for tax services rendered to the Registrant for the fiscal year ended December 31, 2005 were $35,000. Ernst & Young’s fees for tax services rendered to the Registrant for the fiscal year ended December 31, 2004 were $60,600.

     Other than as set forth above, PricewaterhouseCoopers had no additional fees with respect to Registrant during the year ended December 31, 2005.

     Preapproval Policy. In June of 2003, the Registrant’s audit committee (“Audit Committee”) adopted a Preapproval Policy for External Audit Firm Services (the “Policy”). The Policy describes the types of services that may be provided by the independent auditor to the Registrant without impairing the auditor’s independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by the Registrant’s independent auditor in order to ensure that such services do not impair the auditor’s independence.

     The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for the Registrant and certain of its affiliates, including approving the terms of the engagement and (ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

     Auditor Fees for Related Entities. The aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant and its adviser or affiliates of the adviser performing on-going services to the Registrant, including Teachers Insurance and Annuity Association (“TIAA”) (Service Providers), for the year ended December 31, 2005 were $366,500 and such fees billed by Ernst & Young for the year ended December 31, 2004 were $1,712,300.

     PricewaterhouseCoopers’ aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA and the College Retirement Equities Fund (“CREF”) and their affiliated entities for the year ended December 31, 2005 were $5,709,300 and for Ernst & Young for the year ended December 31, 2004 were $12,739,400.

     PricewaterhouseCoopers’ aggregate fees for audit related-services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2005 were $322,000. Ernst & Young’s aggregate fees for audited related services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $1,312,500.

     PricewaterhouseCoopers’ aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2005 were $166,300. Ernst & Young’s aggregate fees for tax services provided to TIAA and CREF and their affiliated entities for the year ended December 31, 2004 were $445,600.

Item 5. Audited Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments

TIAA-CREF MUTUAL FUNDS - International Equity Fund

TIAA-CREF MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
STATEMENT OF INVESTMENTS
December 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.70%

AMUSEMENT AND RECREATION SERVICES - 0.12%
41,762		Publishing & Broadcasting Ltd	$504,857

		TOTAL AMUSEMENT AND RECREATION SERVICES	504,857

APPAREL AND OTHER TEXTILE PRODUCTS - 0.28%
350,000		Toyobo Co Ltd	1,171,312

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	1,171,312

AUTO REPAIR, SERVICES AND PARKING - 0.15%
189,000		Kayaba Industry Co Ltd	643,718

		TOTAL AUTO REPAIR, SERVICES AND PARKING	643,718

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.24%
183,000		Fuji Heavy Industries Ltd	992,290

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	992,290

BUSINESS SERVICES - 2.01%
322,182		COSCO Pacific Ltd	590,050
158,970	*	livedoor Co Ltd	989,943
28,000		Mitsuba Corp	299,144
180		NTT Data Corp	895,196
10,800		Otsuka Corp	1,190,443
995	*	Rakuten, Inc	961,027
5,599		SAP AG.	1,011,515
24,500		Secom Co Ltd	1,280,734
59,500		Sumisho Computer Systems Corp	1,265,314

		TOTAL BUSINESS SERVICES	8,483,366

CHEMICALS AND ALLIED PRODUCTS - 11.88%
207,000		Air Water, Inc	2,201,008
54,710		AstraZeneca plc (United Kingdom)	2,657,093
105,683		GlaxoSmithKline plc	2,665,226
93,000	*	Global Bio-Chem Technology Group Co Ltd Wts	228
53,000		Kaken Pharmaceutical Co Ltd	412,666
39,500		Kuraray Co Ltd	408,955
122,110		Lonza Group AG. (Regd)	7,449,178
145,000		Nippon Paint Co Ltd	646,192
57,000		Nippon Shokubai Co Ltd	644,709
79,140		Novartis AG. (Regd)	4,146,301

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

10,100		Ono Pharmaceutical Co Ltd	$456,096
324,583		Reckitt Benckiser plc	10,698,775
8,252		Roche Holding AG. (Genusscheine)	1,235,342
35,506		Sanofi-Aventis	3,099,201
13,785		Shin-Etsu Chemical Co Ltd	732,288
123,000		Sumitomo Chemical Co Ltd	844,107
30,000		Taisho Pharmaceutical Co Ltd	561,722
30,422		Takeda Pharmaceutical Co Ltd	1,644,432
177,000		Teijin Ltd	1,123,214
195,662		Teva Pharmaceutical Industries Ltd (Spon ADR)	8,415,423

		TOTAL CHEMICALS AND ALLIED PRODUCTS	50,042,156

COAL MINING - 0.88%
221,798		BHP Billiton Ltd	3,701,422

		TOTAL COAL MINING	3,701,422

COMMUNICATIONS - 3.35%
34,144		Deutsche Telekom AG. (Regd)	567,066
49,215		France Telecom S.A.	1,218,502
241		KDDI Corp	1,388,461
231		Nippon Telegraph & Telephone Corp	1,049,021
606,461		Royal KPN NV	6,059,023
1,300		SKY Perfect Communications, Inc	1,016,606
358,490		TeliaSonera AB	1,923,394
414,218		Vodafone Group plc	892,441

		TOTAL COMMUNICATIONS	14,114,514

DEPOSITORY INSTITUTIONS - 11.18%
2,000	v*	Ashikaga Financial Group, Inc	0
53,444		Australia & New Zealand Banking Group Ltd	938,932
41,285		DBS Group Holdings Ltd	409,672
41,720		Hang Seng Bank Ltd	544,533
114,442		HSBC Holdings plc (United Kingdom)	1,833,049
14,300		ICICI Bank Ltd (Spon ADR)	411,840
248,347		Julius Baer Holding AG.	17,543,234
217		Mitsubishi UFJ Financial Group, Inc	2,941,625
333		Mizuho Financial Group. Inc	2,640,752
401	*	Resona Holdings, Inc	1,613,785
84,000		Shinsei Bank Ltd	485,368
173		Sumitomo Mitsui Financial Group, Inc	1,832,161
195,000		Sumitomo Trust & Banking Co Ltd	1,990,807
155,395	*	Turkiye Vakiflar Bankasi Tao	822,105
26,206		UBS AG. (Regd)	2,487,477
1,435,441		UniCredito Italiano S.p.A	9,854,274
45,049		Westpac Banking Corp	751,789

		TOTAL DEPOSITORY INSTITUTIONS	47,101,403

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		VALUE

ELECTRIC, GAS, AND SANITARY SERVICES - 0.34%
185,845	Hong Kong & China Gas Ltd	$396,687
42,100	Tokyo Electric Power Co, Inc	1,021,914

	TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	1,418,601

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 2.11%
126,023	Ericsson (LM) (B Shs)	432,291
7,500	Fanuc Ltd	636,067
4,300	Hirose Electric Co Ltd	573,066
123,200	Hitachi Maxell Ltd	1,568,835
12,600	Kyocera Corp	918,072
109,252	Nokia Oyj	1,991,013
7,900	Rohm Co Ltd	858,739
64,322	Satyam Computer Services Ltd	1,054,718
44,000	Sharp Corp	668,779
3,700	Sumco Corp	194,044

	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	8,895,624

FABRICATED METAL PRODUCTS - 1.33%
171,000	NEOMAX Co Ltd	5,621,283

	TOTAL FABRICATED METAL PRODUCTS	5,621,283

FOOD AND KINDRED PRODUCTS - 2.57%
51,286	Bajaj Hindusthan Ltd	355,789
460,397	CSR Ltd	1,175,280
126,000	Meiji Seika Kaisha Ltd	669,338
141,000	Mitsui Sugar Co Ltd	571,024
11,819	Nestle S.A. (Regd)	3,524,312
631,000	Nisshin Oillio Group Ltd	4,330,340
66,000	Nosan Corp	214,725
432	Swire Pacific Ltd (A Shs)	3,878

	TOTAL FOOD AND KINDRED PRODUCTS	10,844,686

FOOD STORES - 0.03%
10,908	Woolworths Ltd	134,826

	TOTAL FOOD STORES	134,826

GENERAL BUILDING CONTRACTORS - 0.73%
145,000	Sekisui Chemical Co Ltd	980,344
6,100,884	Shanghai Forte Land Co	2,085,154

	TOTAL GENERAL BUILDING CONTRACTORS	3,065,498

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES		VALUE

HEAVY CONSTRUCTION, EXCEPT BUILDING - 4.43%
65,253	Multiplex Group	$150,779
216,202	Vinci S.A.	18,527,279

	TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	18,678,058

HOLDING AND OTHER INVESTMENT OFFICES - 5.52%
22,865	Housing Development Finance Corp	613,154
15,000	iShares MSCI EAFE Index Fund	891,900
389,988	Man Group plc	12,787,677
25,623	Nobel Biocare Holding AG.	5,618,610
986,748	Noble Group Ltd	759,585
61,800	Softbank Corp	2,607,507

	TOTAL HOLDING AND OTHER INVESTMENT OFFICES	23,278,433

HOTELS AND OTHER LODGING PLACES - 5.29%
406,552	Accor S.A.	22,279,817

	TOTAL HOTELS AND OTHER LODGING PLACES	22,279,817

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.49%
187,000	Komatsu Ltd	3,091,053
44,000	Melco Holdings, Inc	1,412,861
199,743	Rheinmetall AG.	12,548,420
32,200	Tokyo Seimitsu Co Ltd	1,876,947

	TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	18,929,281

INSTRUMENTS AND RELATED PRODUCTS - 0.70%
8,115	Advantest Corp	817,482
71,700	Terumo Corp	2,120,080

	TOTAL INSTRUMENTS AND RELATED PRODUCTS	2,937,562

INSURANCE AGENTS, BROKERS AND SERVICE - 0.08%
22,232	Suncorp-Metway Ltd	326,981

	TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	326,981

INSURANCE CARRIERS - 1.20%
384,000	Aioi Insurance Co Ltd	2,667,796
70,284	AMP Ltd	396,472
129,997	Insurance Australia Group Ltd	516,847
185,000	Nipponkoa Insurance Co Ltd	1,482,759

	TOTAL INSURANCE CARRIERS	5,063,874

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

METAL MINING - 1.75%
49,333	*	MMC Norilsk Nickel	$4,686,635
27,069		Rio Tinto Ltd	1,370,096
260,613		Zinifex Ltd	1,315,268

		TOTAL METAL MINING	7,371,999

MISCELLANEOUS RETAIL - 0.11%
35,752		Origin Energy Ltd	196,956
144,415		Pacific Brands Ltd	281,789

		TOTAL MISCELLANEOUS RETAIL	478,745

NONDEPOSITORY INSTITUTIONS - 9.06%
282,030		Deutsche Postbank AG.	16,300,755
243,919		Hypo Real Estate Holding AG.	12,653,690
11,800		ICICI Bank Ltd	153,379
97,006		Industrial Development Bank of India Ltd	209,486
569,041	*	Infrastructure Development Finance Co Ltd	924,802
924,200		Nissin Co Ltd	2,262,931
1,361,000		Orient Corp	5,684,767

		TOTAL NONDEPOSITORY INSTITUTIONS	38,189,810

NONMETALLIC MINERALS, EXCEPT FUELS - 0.31%
158,000		Itochu Corp	1,317,224

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	1,317,224

OIL AND GAS EXTRACTION - 2.82%
130		INPEX Corp	1,156,486
2,458,634		PetroChina Co Ltd (Class H)	2,013,571
23,147		Total S.A.	5,793,705
24,674		Woodside Petroleum Ltd	709,324
2,779,000		Xinao Gas Holdings Ltd	2,204,261

		TOTAL OIL AND GAS EXTRACTION	11,877,347

PAPER AND ALLIED PRODUCTS - 0.08%
87		Nippon Paper Group, Inc	347,912

		TOTAL PAPER AND ALLIED PRODUCTS	347,912

PETROLEUM AND COAL PRODUCTS - 7.81%
485,002		BP plc	5,153,962
310,552		ENI S.p.A.	8,582,680
651,001		Fortum Oyj	12,163,349

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

1,223,929		Futuris Corp Ltd	$1,741,757
96,180		Repsol YPF S.A.	2,798,790
81,493		Royal Dutch Shell plc (A Shares)	2,477,684

		TOTAL PETROLEUM AND COAL PRODUCTS	32,918,222

PRIMARY METAL INDUSTRIES - 0.69%
681,000		Nippon Steel Corp	2,423,282
32,900		Tokyo Steel Manufacturing Co Ltd	476,650

		TOTAL PRIMARY METAL INDUSTRIES	2,899,932

RAILROAD TRANSPORTATION - 0.30%
186		East Japan Railway Co	1,278,031

		TOTAL RAILROAD TRANSPORTATION	1,278,031

REAL ESTATE - 0.79%
20	*	City Developments Ltd Wts	74
55,000		Sumitomo Realty & Development Co Ltd	1,195,247
165,000		Tokyo Tatemono Co Ltd	1,642,591
36,241		Westfield Group	482,776

		TOTAL REAL ESTATE	3,320,688

SECURITY AND COMMODITY BROKERS - 0.37%
10,231		Macquarie Bank Ltd	511,462
76,000		Matsui Securities Co Ltd	1,054,071

		TOTAL SECURITY AND COMMODITY BROKERS	1,565,533

STONE, CLAY, AND GLASS PRODUCTS - 2.99%
126,636		Holcim Ltd (Regd)	8,599,660
120,000		NGK Insulators Ltd	1,783,275
256,000		Nippon Sheet Glass Co Ltd	1,117,004
380,000		Sumitomo Osaka Cement Co Ltd	1,107,515

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	12,607,454

TOBACCO PRODUCTS - 0.33%
95		Japan Tobacco, Inc	1,384,394

		TOTAL TOBACCO PRODUCTS	1,384,394

TRANSPORTATION EQUIPMENT - 7.94%
329,296		DaimlerChrysler AG. (Regd)	16,756,485

TIAA-CREF MUTUAL FUNDS - International Equity Fund

SHARES			VALUE

5,407		ElringKlinger AG.	$194,906
456,111	*	Fiat S.p.A.	3,959,722
10,800		Honda Motor Co Ltd	615,810
154,426		Keppel Corp Ltd	1,021,582
238,000		Mazda Motor Corp	1,088,876
107,000		NHK Spring Co Ltd	1,114,149
224,000		NSK Ltd	1,529,645
9,400		Toyota Industries Corp	337,677
131,700		Toyota Motor Corp	6,828,806

		TOTAL TRANSPORTATION EQUIPMENT	33,447,658

TRANSPORTATION SERVICES - 0.00% **
162		Ship Finance International Ltd	2,738

		TOTAL TRANSPORTATION SERVICES	2,738

TRUCKING AND WAREHOUSING - 2.87%
501,250		Deutsche Post AG. (Regd)	12,108,788

		TOTAL TRUCKING AND WAREHOUSING	12,108,788

WATER TRANSPORTATION - 0.31%
149,000		Mitsui OSK Lines Ltd	1,299,000

		TOTAL WATER TRANSPORTATION	1,299,000

WHOLESALE TRADE-DURABLE GOODS - 1.91%
30,700		Riso Kagaku Corp	615,144
143,000		Sumitomo Corp	1,847,623
22,824		Wesfarmers Ltd	618,972
236,045		Wolseley plc	4,964,071

		TOTAL WHOLESALE TRADE-DURABLE GOODS	8,045,810

WHOLESALE TRADE-NONDURABLE GOODS - 0.35%
335,000	*	Goodman Fielder Ltd	513,595
54,000		Nippon Oil Corp	418,622
28,040		Reliance Industries Ltd	554,010

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,486,227

		TOTAL COMMON STOCKS	420,177,074
		(Cost $367,879,328)

		TOTAL PORTFOLIO - 99.70%	420,177,074
		(Cost $367,879,328)

TIAA-CREF MUTUAL FUNDS - International Equity Fund

		VALUE

	OTHER ASSETS & LIABILITIES, NET - 0.30%	$1,254,235

	NET ASSETS - 100.00%	$421,431,309

*	Non-income producing
**	Percentage represents less than 0.01%
v	Security valued at fair value.

	ABBREVIATION:
	Spon ADR - Sponsored American Depositary Receipt
	Regd - Registered

	For ease of presentation, we have grouped a number of industry classification categories together in
	the Statement of Investments. Note that the Funds use more specific industry categories in following
	their investment limitations on industry concentration.

	At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $369,210,151.
	Net unrealized appreciation of portfolio investments aggregated $50,966,923 of which $54,769,395 related to
	appreciated portfolio investments and $3,802,472 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - International Equity Fund

TIAA-CREF MUTUAL FUNDS
INTERNATIONAL EQUITY FUND
SUMMARY OF MARKET VALUES BY COUNTRY
December 31, 2005

	VALUE	%

UNITED STATES OF AMERICA	$891,900	0.21%

DOMESTIC	891,900	0.21

FOREIGN
AUSTRALIA	16,340,179	3.89
BERMUDA	2,738	0.00
CHINA	2,603,622	0.62
FINLAND	14,154,362	3.37
FRANCE	50,918,505	12.12
GERMANY	72,141,623	17.17
HONG KONG	5,234,741	1.25
INDIA	4,277,178	1.02
ISRAEL	8,415,423	2.00
ITALY	22,396,677	5.33
JAPAN	109,152,885	25.98
NETHERLANDS	6,059,023	1.44
RUSSIA	4,686,635	1.12
SINGAPORE	2,190,912	0.52
SPAIN	2,798,789	0.67
SWEDEN	2,355,684	0.56
SWITZERLAND	50,604,115	12.04
TURKEY	822,105	0.19
UNITED KINGDOM	44,129,978	10.50

TOTAL FOREIGN	419,285,174	99.79

TOTAL PORTFOLIO	$420,177,074	100.00%

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

TIAA-CREF MUTUAL FUNDS
GROWTH EQUITY FUND
STATEMENT OF INVESTMENTS
December 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.96%

APPAREL AND ACCESSORY STORES - 0.21%
21,848	*	Kohl's Corp	$1,061,813
2,971	*	Under Armour, Inc	113,819

		TOTAL APPAREL AND ACCESSORY STORES	1,175,632

APPAREL AND OTHER TEXTILE PRODUCTS - 0.65%
63,570		Polo Ralph Lauren Corp	3,568,820

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	3,568,820

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.49%
123,089		Lowe's Cos, Inc	8,205,113

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	8,205,113

BUSINESS SERVICES - 14.19%
246,252		Adobe Systems, Inc	9,101,474
83,086	*	Cognizant Technology Solutions Corp	4,183,380
247,610	*	eBay, Inc	10,709,133
159,319	*	Electronic Arts, Inc	8,333,977
38,728	*	Google, Inc (Class A)	16,066,698
227,476	*	Juniper Networks, Inc	5,072,715
369,122		Microsoft Corp	9,652,540
127,775		SAP AG. (Spon ADR)	5,758,819
62	*	Vast Solutions, Inc (Class B1)	-
62	v*	Vast Solutions, Inc (Class B2)	-
62	*	Vast Solutions, Inc (Class B3)	-
242,811	*	Yahoo!, Inc	9,513,335

		TOTAL BUSINESS SERVICES	78,392,071

CHEMICALS AND ALLIED PRODUCTS - 14.90%
23,129	*	American Pharmaceutical Partners, Inc	897,174
192,275	*	Amgen, Inc	15,162,807
25,670	*	Biogen Idec, Inc	1,163,621
127,207		Eli Lilly & Co	7,198,644
96,844	*	Genentech, Inc	8,958,070
89,313	*	Genzyme Corp	6,321,574
342,177		Procter & Gamble Co	19,805,205
161,903		Schering-Plough Corp	3,375,678
123,171	*	Sepracor, Inc	6,355,624
252,708		Teva Pharmaceutical Industries Ltd (Spon ADR)	10,868,971
47,753		Wyeth	2,199,981

		TOTAL CHEMICALS AND ALLIED PRODUCTS	82,307,349

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

COMMUNICATIONS - 3.02%
3,400	v*	Advanced Radio Telecom Corp	$1
105,709		America Movil S.A. de C.V., Series L	3,093,045
400	b,v*	Convergent Communications, Inc	-
15,300	v*	Global Telesystems, Inc	18
226,233		Sprint Nextel Corp	5,284,803
1,500	v*	Teligent, Inc (Class A)	2
179,983	*	Univision Communications, Inc (Class A)	5,289,700
800	b,v*	US Wireless Corp	-
644	v*	Viatel, Inc	16
111,307	*	XM Satellite Radio Holdings, Inc	3,036,455

		TOTAL COMMUNICATIONS	16,704,040

ELECTRIC, GAS, AND SANITARY SERVICES - 0.41%
6,783		Dominion Resources, Inc	523,648
32,907		Exelon Corp	1,748,678

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	2,272,326

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 16.50%
220,362		Analog Devices, Inc	7,904,385
112,098	*	Broadcom Corp (Class A)	5,285,421
175,040	*	Cisco Systems, Inc	2,996,685
77,489		Emerson Electric Co	5,788,428
537,282		General Electric Co	18,831,734
39,666		Harman International Industries, Inc	3,881,318
228,927		Intel Corp	5,714,018
113,327	*	Marvell Technology Group Ltd	6,356,511
462,542		Motorola, Inc	10,448,824
236,375	*	Network Appliance, Inc	6,382,125
327,192		Qualcomm, Inc	14,095,431
108,347		Texas Instruments, Inc	3,474,688

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	91,159,568

ENGINEERING AND MANAGEMENT SERVICES - 0.84%
121,650		Paychex, Inc	4,637,298

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	4,637,298

FOOD AND KINDRED PRODUCTS - 2.31%
215,585		PepsiCo, Inc	12,736,762

		TOTAL FOOD AND KINDRED PRODUCTS	12,736,762

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

FURNITURE AND HOMEFURNISHINGS STORES - 1.19%
181,275	*	Bed Bath & Beyond, Inc	$6,553,091

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	6,553,091

GENERAL BUILDING CONTRACTORS - 0.00% **
700	v*	Mascotech (Escrow)	-

		TOTAL GENERAL BUILDING CONTRACTORS	-

GENERAL MERCHANDISE STORES - 2.07%
144,452		Target Corp	7,940,526
74,671		Wal-Mart Stores, Inc	3,494,603

		TOTAL GENERAL MERCHANDISE STORES	11,435,129

HEALTH SERVICES - 1.76%
165,323	*	Caremark Rx, Inc	8,562,078
14,048	*	Express Scripts, Inc	1,177,222

		TOTAL HEALTH SERVICES	9,739,300

HOLDING AND OTHER INVESTMENT OFFICES - 0.11%
11,600		iShares Russell 1000 Growth Index Fund	591,716

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	591,716

HOTELS AND OTHER LODGING PLACES - 1.17%
46,468	*	Las Vegas Sands Corp	1,834,092
72,246		Starwood Hotels & Resorts Worldwide, Inc	4,613,630

		TOTAL HOTELS AND OTHER LODGING PLACES	6,447,722

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.00%
40,075	*	Apple Computer, Inc	2,880,992
339,965		Applied Materials, Inc	6,098,972
7,798		Caterpillar, Inc	450,490
276,542	*	Dell, Inc	8,293,495
726,322	*	EMC Corp	9,892,506

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	27,616,455

INSTRUMENTS AND RELATED PRODUCTS - 6.91%
97,396		Johnson & Johnson	5,853,500
232,938		Medtronic, Inc	13,410,241

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

249,846	*	St. Jude Medical, Inc	$12,542,269
94,071	*	Zimmer Holdings, Inc	6,344,148

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	38,150,158

INSURANCE CARRIERS - 4.30%
79,284		Aetna, Inc	7,477,274
57,553		Progressive Corp	6,721,039
119,552	*	WellPoint, Inc	9,539,054

		TOTAL INSURANCE CARRIERS	23,737,367

LEATHER AND LEATHER PRODUCTS - 0.53%
88,205	*	Coach, Inc	2,940,755

		TOTAL LEATHER AND LEATHER PRODUCTS	2,940,755

METAL MINING - 0.75%
101,051		Companhia Vale do Rio Doce (ADR)	4,157,238

		TOTAL METAL MINING	4,157,238

MISCELLANEOUS RETAIL - 1.09%
227,146		CVS Corp	6,001,197

		TOTAL MISCELLANEOUS RETAIL	6,001,197

MOTION PICTURES - 1.26%
151,150	*	CBS Corp	4,927,490
85,352		Walt Disney Co	2,045,887

		TOTAL MOTION PICTURES	6,973,377

NONDEPOSITORY INSTITUTIONS - 3.04%
238,778		American Express Co	12,287,516
82,046		SLM Corp	4,519,914

		TOTAL NONDEPOSITORY INSTITUTIONS	16,807,430

OIL AND GAS EXTRACTION - 2.88%
24,880		Baker Hughes, Inc	1,512,206
83,428		Halliburton Co	5,169,199
72,441		Schlumberger Ltd	7,037,643
31,467	*	Transocean, Inc	2,192,935

		TOTAL OIL AND GAS EXTRACTION	15,911,983

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

PETROLEUM AND COAL PRODUCTS - 0.85%
64,041		EOG Resources, Inc	$4,698,688

		TOTAL PETROLEUM AND COAL PRODUCTS	4,698,688

PRIMARY METAL INDUSTRIES - 1.39%
389,507	*	Corning, Inc	7,657,708

		TOTAL PRIMARY METAL INDUSTRIES	7,657,708

SECURITY AND COMMODITY BROKERS - 3.55%
15,875		Ameriprise Financial, Inc	650,875
138,748		Ameritrade Holding Corp	3,329,952
436,681		Charles Schwab Corp	6,406,110
95,840	*	E*Trade Financial Corp	1,999,222
56,369		Goldman Sachs Group, Inc	7,198,885

		TOTAL SECURITY AND COMMODITY BROKERS	19,585,044

TRANSPORTATION BY AIR - 0.46%
155,199		Southwest Airlines Co	2,549,920

		TOTAL TRANSPORTATION BY AIR	2,549,920

TRANSPORTATION EQUIPMENT - 3.55%
118,673		Boeing Co	8,335,592
201,506		United Technologies Corp	11,266,200

		TOTAL TRANSPORTATION EQUIPMENT	19,601,792

TRUCKING AND WAREHOUSING - 1.22%
89,833		United Parcel Service, Inc (Class B)	6,750,950

		TOTAL TRUCKING AND WAREHOUSING	6,750,950

WATER TRANSPORTATION - 0.88%
91,157		Carnival Corp	4,874,165

		TOTAL WATER TRANSPORTATION	4,874,165

WHOLESALE TRADE-NONDURABLE GOODS - 1.48%
94,356		Nike, Inc (Class B)	8,189,158

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	8,189,158

TIAA-CREF MUTUAL FUNDS - Growth Equity Fund

SHARES			VALUE

		TOTAL COMMON STOCKS
		(Cost $495,797,784)	$552,129,322

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.05%

U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.05%
$ 260,000		Federal Home Loan Bank (FHLB), 3.400%, 01/03/06	259,903

		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES	259,903

		TOTAL SHORT-TERM INVESTMENTS	259,903
		(Cost $ 259,951)

		TOTAL PORTFOLIO - 100.01%	552,389,225
		(Cost $496,057,735)

		OTHER ASSETS & LIABILITIES, NET - (0.01%)	(27,785)

		NET ASSETS - 100.00%	$552,361,440

	*	Non-income producing
	**	Percentage represents less than 0.01%
	b	In bankruptcy
	v	Security valued at fair value.

		ABBREVIATION:
		Spon ADR - Sponsored American Depositary Receipt

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $497,684,768.
		Net unrealized appreciation of portfolio investments aggregated $54,704,457 of which $80,377,616 related to appreciated
		portfolio investments and $25,673,159 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

TIAA-CREF MUTUAL FUNDS
GROWTH & INCOME FUND
STATEMENT OF INVESTMENTS
December 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.91%

APPAREL AND ACCESSORY STORES - 0.32%
44,009		Nordstrom, Inc	$1,645,937

		TOTAL APPAREL AND ACCESSORY STORES	1,645,937

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.32%
40,348		Home Depot, Inc	1,633,287

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	1,633,287

BUSINESS SERVICES - 6.85%
86,642		Adobe Systems, Inc	3,202,288
112,170		Automatic Data Processing, Inc	5,147,481
21,723		Ctrip.com International Ltd	1,254,503
85,981	*	eBay, Inc	3,718,678
9,867	*	Google, Inc (Class A)	4,093,424
447,796		Microsoft Corp	11,709,865
69,552		SAP AG. (Spon ADR)	3,134,709
77,608	*	Yahoo!, Inc	3,040,681

		TOTAL BUSINESS SERVICES	35,301,629

CHEMICALS AND ALLIED PRODUCTS - 13.30%
71,225		Abbott Laboratories	2,808,402
56,459		Air Products & Chemicals, Inc	3,341,808
54,614	*	Amgen, Inc	4,306,860
86,850		AstraZeneca plc (Spon ADR)	4,220,910
35,872		Dow Chemical Co	1,571,911
53,030		Eli Lilly & Co	3,000,968
72,957	*	Gilead Sciences, Inc	3,839,727
60,693	*	Hospira, Inc	2,596,447
52,693	*	Medimmune, Inc	1,845,309
57,521		Monsanto Co	4,459,603
61,270		Novartis AG. (ADR)	3,215,450
193,011		Pfizer, Inc	4,501,017
154,065		Procter & Gamble Co	8,917,282
81,557	*	Protein Design Labs, Inc	2,317,850
14,908		Roche Holding AG. (Genusscheine)	2,231,760
35,058	*	Sepracor, Inc	1,808,993
130,129		Teva Pharmaceutical Industries Ltd (Spon ADR)	5,596,848
172,518		Wyeth	7,947,904

		TOTAL CHEMICALS AND ALLIED PRODUCTS	68,529,049

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

COMMUNICATIONS - 1.78%
91,967		America Movil S.A. de C.V., Series L	$2,690,954
85,509		AT&T, Inc	2,094,115
187,164		Sprint Nextel Corp	4,372,151

		TOTAL COMMUNICATIONS	9,157,220

DEPOSITORY INSTITUTIONS - 9.20%
276,178		Bank of America Corp	12,745,615
167,665		Citigroup, Inc	8,136,782
226,809		JPMorgan Chase & Co	9,002,049
115,440		Northern Trust Corp	5,982,101
58,294		PNC Financial Services Group, Inc	3,604,318
204,711		US Bancorp	6,118,812
28,510		Wells Fargo & Co	1,791,283

		TOTAL DEPOSITORY INSTITUTIONS	47,380,960

EATING AND DRINKING PLACES - 1.02%
77,985		Brinker International, Inc	3,014,900
75,350	*	Starbucks Corp	2,261,254

		TOTAL EATING AND DRINKING PLACES	5,276,154

ELECTRIC, GAS, AND SANITARY SERVICES - 2.67%
157,500	*	Allegheny Energy, Inc	4,984,875
97,770		Exelon Corp	5,195,498
96,034		PG&E Corp	3,564,782

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	13,745,155

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 12.96%
65,586		Adtran, Inc	1,950,528
63,690	*	Broadcom Corp (Class A)	3,002,984
379,446	*	Cisco Systems, Inc	6,496,116
55,926	*	Comverse Technology, Inc	1,487,072
48,027		Emerson Electric Co	3,587,617
492,954		General Electric Co	17,278,038
64,270		Harris Corp	2,764,253
153,254		Honeywell International, Inc	5,708,712
185,058		Intel Corp	4,619,048
60,072		Intersil Corp (Class A)	1,494,591
207,031		Motorola, Inc	4,676,830
61,110	*	Nvidia Corp	2,234,182
156,558		Qualcomm, Inc	6,744,519
47,048		Texas Instruments, Inc	1,508,829
126,013		Xilinx, Inc	3,176,788

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	66,730,107

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

FOOD AND KINDRED PRODUCTS - 2.26%
63,983		Archer Daniels Midland Co	$1,577,821
67,686		Diageo plc	978,984
154,021		PepsiCo, Inc	9,099,561

		TOTAL FOOD AND KINDRED PRODUCTS	11,656,366

FOOD STORES - 0.49%
132,932	*	Kroger Co	2,509,756

		TOTAL FOOD STORES	2,509,756

FURNITURE AND HOMEFURNISHINGS STORES - 1.69%
119,340	*	Bed Bath & Beyond, Inc	4,314,141
100,788		Best Buy Co, Inc	4,382,262

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	8,696,403

GENERAL MERCHANDISE STORES - 2.01%
73,009		Target Corp	4,013,305
135,251		Wal-Mart Stores, Inc	6,329,747

		TOTAL GENERAL MERCHANDISE STORES	10,343,052

HEALTH SERVICES - 2.89%
80,115	*	Caremark Rx, Inc	4,149,156
145,722	*	Coventry Health Care, Inc	8,300,325
34,193	*	LifePoint Hospitals, Inc	1,282,238
14,113	*	Sierra Health Services, Inc	1,128,475

		TOTAL HEALTH SERVICES	14,860,194

HOLDING AND OTHER INVESTMENT OFFICES - 0.59%
110,622		iShares MSCI Japan Index Fund	1,495,609
12,530		SPDR Trust Series 1	1,560,110

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,055,719

HOTELS AND OTHER LODGING PLACES - 0.29%
61,949		Hilton Hotels Corp	1,493,590

		TOTAL HOTELS AND OTHER LODGING PLACES	1,493,590

INDUSTRIAL MACHINERY AND EQUIPMENT - 4.84%
62,631	*	Apple Computer, Inc	4,502,543

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

55,301	*	Dell, Inc	$1,658,477
72,654	*	Electronics for Imaging, Inc	1,933,323
177,467	*	EMC Corp	2,417,101
251,074		Hewlett-Packard Co	7,188,249
88,220		International Business Machines Corp	7,251,684

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	24,951,377

INSTRUMENTS AND RELATED PRODUCTS - 2.55%
97,308		Johnson & Johnson	5,848,211
96,162		Medtronic, Inc	5,536,046
62,223		Tektronix, Inc	1,755,311

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	13,139,568

INSURANCE CARRIERS - 5.87%
60,431		ACE Ltd	3,229,433
115,265		Aflac, Inc	5,350,601
202,654		American International Group, Inc	13,827,082
40,571		Assurant, Inc	1,764,433
136,420		St. Paul Travelers Cos, Inc	6,093,881

		TOTAL INSURANCE CARRIERS	30,265,430

METAL MINING - 1.12%
41,799		Companhia Vale do Rio Doce (ADR)	1,719,611
34,484	*	Inco Ltd	1,502,468
11,520		Phelps Dodge Corp	1,657,382
38,317		Placer Dome, Inc	878,609

		TOTAL METAL MINING	5,758,070

MISCELLANEOUS RETAIL - 0.19%
281,735	*	Rite Aid Corp	980,438

		TOTAL MISCELLANEOUS RETAIL	980,438

MOTION PICTURES - 2.16%
88,376	*	CBS Corp	2,881,058
52,627	*	DreamWorks Animation SKG, Inc (Class A)	1,292,519
19,778	*	Pixar	1,042,696
338,505		Time Warner, Inc	5,903,527

		TOTAL MOTION PICTURES	11,119,800

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

NONDEPOSITORY INSTITUTIONS - 3.09%
144,801		American Express Co	$7,451,459
59,544		Fannie Mae	2,906,343
100,605		SLM Corp	5,542,329

		TOTAL NONDEPOSITORY INSTITUTIONS	15,900,131

OIL AND GAS EXTRACTION - 3.03%
70,228	*	Cooper Cameron Corp	2,907,439
91,978		ENSCO International, Inc	4,079,224
60,149		Halliburton Co	3,726,832
50,275		Schlumberger Ltd	4,884,216

		TOTAL OIL AND GAS EXTRACTION	15,597,711

PETROLEUM AND COAL PRODUCTS - 6.02%
80,962		EOG Resources, Inc	5,940,182
276,431		Exxon Mobil Corp	15,527,129
50,229		Marathon Oil Corp	3,062,462
81,174		Occidental Petroleum Corp	6,484,179

		TOTAL PETROLEUM AND COAL PRODUCTS	31,013,952

PRINTING AND PUBLISHING - 0.68%
96,045		Harte-Hanks, Inc	2,534,628
41,966	*	VistaPrint Ltd	954,894

		TOTAL PRINTING AND PUBLISHING	3,489,522

RAILROAD TRANSPORTATION - 0.54%
61,696		Norfolk Southern Corp	2,765,832

		TOTAL RAILROAD TRANSPORTATION	2,765,832

SECURITY AND COMMODITY BROKERS - 2.47%
3,195	*	Cbot Holdings, Inc	299,563
78,353		Lazard Ltd	2,499,461
41,170		Lehman Brothers Holdings, Inc	5,276,759
81,782		Morgan Stanley	4,640,311

		TOTAL SECURITY AND COMMODITY BROKERS	12,716,094

TOBACCO PRODUCTS - 3.82%
263,037		Altria Group, Inc	19,654,125

		TOTAL TOBACCO PRODUCTS	19,654,125

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

SHARES			VALUE

TRANSPORTATION BY AIR - 0.47%
63,344	*	Airtran Holdings, Inc	$1,015,404
64,211	*	AMR Corp	1,427,411

		TOTAL TRANSPORTATION BY AIR	2,442,815

TRANSPORTATION EQUIPMENT - 3.22%
49,142	*	Alstom RGPT	2,818,280
66,214		Boeing Co	4,650,871
88,805		Northrop Grumman Corp	5,338,069
67,526		United Technologies Corp	3,775,379

		TOTAL TRANSPORTATION EQUIPMENT	16,582,599

TRANSPORTATION SERVICES - 0.62%
34,629		UTI Worldwide, Inc	3,214,956

		TOTAL TRANSPORTATION SERVICES	3,214,956

WHOLESALE TRADE-DURABLE GOODS - 0.30%
30,000		Finning International, Inc	953,816
89,691	*	GameLoft	577,641

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,531,457

WHOLESALE TRADE-NONDURABLE GOODS - 0.28%
54,946	*	United Natural Foods, Inc	1,450,572

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	1,450,572

		TOTAL COMMON STOCKS	514,589,027
		Cost $476,643,042)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.02%
U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.02%
$ 140,000		Federal Home Loan Bank (FHLB), 3.400%, 01/03/06	139,948

		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES	139,948

		TOTAL SHORT-TERM INVESTMENTS	139,948
		(Cost $139,974)

		TOTAL PORTFOLIO - 99.93%	514,728,975
		Cost $476,783,016)

TIAA-CREF MUTUAL FUNDS - Growth & Income Fund

		VALUE

	OTHER ASSETS & LIABILITIES, NET - 0.07%	$336,027

	NET ASSETS - 100.00%	$515,065,002

*	Non-income producing

	ABBREVIATION:
	Spon ADR - Sponsored American Depositary Receipt

	For ease of presentation, we have grouped a number of industry classification categories together in
	the Statement of Investments. Note that the Funds use more specific industry categories in following
	their investment limitations on industry concentration.

	At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $480,597,500.
	Net unrealized appreciation of portfolio investments aggregated $34,131,475 of which $50,113,267 related to appreciated
	portfolio investments and $15,981,792 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

TIAA-CREF MUTUAL FUNDS
EQUITY INDEX FUND
STATEMENT OF INVESTMENTS
December 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.87%
AGRICULTURAL PRODUCTION-CROPS - 0.02%
200		Alico, Inc	$9,038
991		Chiquita Brands International, Inc	19,830
1,045		Delta & Pine Land Co	24,045
144	*	John B. Sanfilippo & Son	1,862

		TOTAL AGRICULTURAL PRODUCTION-CROPS	54,775

AGRICULTURAL PRODUCTION-LIVESTOCK - 0.01%
461		Pilgrim's Pride Corp	15,287
10		Seaboard Corp	15,110

		TOTAL AGRICULTURAL PRODUCTION-LIVESTOCK	30,397

AMUSEMENT AND RECREATION SERVICES - 0.19%
1,525	*	Alliance Gaming Corp	19,856
273		Churchill Downs, Inc	10,027
299		Dover Downs Gaming & Entertainment, Inc	4,231
102		Dover Motorsports, Inc	623
4,816		Harrah's Entertainment, Inc	343,333
879		International Speedway Corp (Class A)	42,104
992	*	Leapfrog Enterprises, Inc	11,557
611	*	Life Time Fitness, Inc	23,273
1,100	*	Magna Entertainment Corp (Class A)	7,854
1,895	*	Marvel Entertainment, Inc	31,040
570	*	Multimedia Games, Inc	5,273
1,802	*	Penn National Gaming, Inc	59,376
788	*	Pinnacle Entertainment, Inc	19,471
2,074	*	Six Flags, Inc	15,991
487		Speedway Motorsports, Inc	16,884
700	*	Sunterra Corp	9,954
856		Warner Music Group Corp	16,495
1,947		Westwood One, Inc	31,736
829	*	WMS Industries, Inc	20,800
325		World Wrestling Entertainment, Inc	4,771

		TOTAL AMUSEMENT AND RECREATION SERVICES	694,649

APPAREL AND ACCESSORY STORES - 0.66%
2,305		Abercrombie & Fitch Co (Class A)	150,240
1,561	*	Aeropostale, Inc	41,054
3,034		American Eagle Outfitters, Inc	69,721
1,968	*	AnnTaylor Stores Corp	67,935
370		Bebe Stores, Inc	5,191
100		Buckle, Inc	3,224
444		Burlington Coat Factory Warehouse Corp	17,853
269	*	Cache, Inc	4,659
481	*	Carter's, Inc	28,307
792	*	Casual Male Retail Group, Inc	4,855

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

685		Cato Corp (Class A)	$14,693
327	*	Charlotte Russe Holding, Inc	6,811
3,171	*	Charming Shoppes, Inc	41,857
4,872	*	Chico's FAS, Inc	214,027
500	*	Children's Place Retail Stores, Inc	24,710
933		Christopher & Banks Corp	17,522
2,312		Claire's Stores, Inc	67,557
58		DEB Shops, Inc	1,724
618	*	Dress Barn, Inc	23,861
1,089		Finish Line, Inc (Class A)	18,970
4,196		Foot Locker, Inc	98,984
15,815		Gap, Inc	278,977
1,169	*	HOT Topic, Inc	16,658
455	*	Jo-Ann Stores, Inc	5,369
422	*	JOS A Bank Clothiers, Inc	18,319
8,191	*	Kohl's Corp	398,083
9,011		Limited Brands, Inc	201,396
344	*	New York & Co, Inc	7,293
5,806		Nordstrom, Inc	217,144
2,109	*	Pacific Sunwear Of California, Inc	52,556
1,721	*	Payless Shoesource, Inc	43,197
3,966		Ross Stores, Inc	114,617
107	*	Shoe Carnival, Inc	2,345
709		Stage Stores, Inc	21,114
400		Syms Corp	5,776
646		Talbots, Inc	17,972
1,096	*	The Wet Seal, Inc	4,866
963	*	Too, Inc	27,166
2,640	*	Urban Outfitters, Inc	66,818
900	*	Wilsons The Leather Experts, Inc	3,267

		TOTAL APPAREL AND ACCESSORY STORES	2,426,688

APPAREL AND OTHER TEXTILE PRODUCTS - 0.16%
371	*	Columbia Sportswear Co	17,708
543	*	DHB Industries, Inc	2,427
420	*	Guess ?, Inc	14,952
910	*	Gymboree Corp	21,294
644	*	Hartmarx Corp	5,030
3,114		Jones Apparel Group, Inc	95,662
705		Kellwood Co	16,835
2,845		Liz Claiborne, Inc	101,908
685		Phillips-Van Heusen Corp	22,194
1,441		Polo Ralph Lauren Corp	80,898
2,914	*	Quiksilver, Inc	40,330
707		Russell Corp	9,516
2,313		VF Corp	128,001
1,206	*	Warnaco Group, Inc	32,224

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	588,979

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

AUTO REPAIR, SERVICES AND PARKING - 0.06%
262	*	Amerco, Inc	$18,877
248		Bandag, Inc	10,582
346		Central Parking Corp	4,747
654	*	Dollar Thrifty Automotive Group, Inc	23,590
730	*	Midas, Inc	13,403
109		Monro Muffler, Inc	3,305
1,367	*	PHH Corp	38,303
1,748		Ryder System, Inc	71,703
1,050	*	Wright Express Corp	23,100

		TOTAL AUTO REPAIR, SERVICES AND PARKING	207,610

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.18%
2,751	*	Advance Auto Parts	119,558
163	*	America's Car-Mart, Inc	2,693
500	*	Asbury Automotive Group, Inc	8,230
4,627	*	Autonation, Inc	100,545
1,473	*	Autozone, Inc	135,148
2,864	*	Carmax, Inc	79,276
1,757	*	Copart, Inc	40,516
892	*	CSK Auto Corp	13,451
500		Lithia Motors, Inc (Class A)	15,720
328	*	MarineMax, Inc	10,355
2,456	*	O'Reilly Automotive, Inc	78,617
547	*	Rush Enterprises, Inc (Class A)	8,139
760		Sonic Automotive, Inc	16,933
701		United Auto Group, Inc	26,778

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	655,959

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.08%
395	*	Central Garden & Pet Co	18,146
3,226		Fastenal Co	126,427
56,855		Home Depot, Inc	2,301,490
20,379		Lowe's Cos, Inc	1,358,464
3,023		Sherwin-Williams Co	137,305

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	3,941,832

BUSINESS SERVICES - 7.37%
11,799	*	3Com Corp	42,476
315	*	3D Systems Corp	5,670
825		Aaron Rents, Inc	17,391
1,217		ABM Industries, Inc	23,792
7,016	*	Activision, Inc	96,400
2,285		Acxiom Corp	52,555
862		Administaff, Inc	36,247
15,456		Adobe Systems, Inc	571,254

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

794	*	Advent Software, Inc	$22,955
839		Advo, Inc	23,643
3,228	*	Affiliated Computer Services, Inc (Class A)	191,033
800	*	Agile Software Corp	4,784
3,320	*	Akamai Technologies, Inc	66,168
2,116	*	Alliance Data Systems Corp	75,330
585	*	Altiris, Inc	9,881
400	*	American Reprographics Co	10,164
1,300	*	AMICAS, Inc	6,448
791	*	AMN Healthcare Services, Inc	15,646
174	*	Ansoft Corp	5,925
786	*	Ansys, Inc	33,554
705	*	Anteon International Corp	38,317
1,585	*	Applied Digital Solutions, Inc	4,549
1,700	*	aQuantive, Inc	42,908
900	*	Arbinet-thexchange, Inc	6,309
863		Arbitron, Inc	32,777
1,822	*	Ariba, Inc	13,392
695	*	Aspen Technology, Inc	5,456
236	*	Asset Acceptance Capital Corp	5,301
1,032	*	Audible, Inc	13,251
1,169	*	Autobytel, Inc	5,775
6,083		Autodesk, Inc	261,265
15,400		Automatic Data Processing, Inc	706,706
1,183	*	Avocent Corp	32,166
300	*	Bankrate, Inc	8,856
9,135	*	BEA Systems, Inc	85,869
4,932	*	BearingPoint, Inc	38,766
3,395	*	BISYS Group, Inc	47,564
480	*	Blackboard, Inc	13,910
252	*	Blue Coat Systems, Inc	11,521
6,121	*	BMC Software, Inc	125,419
2,400	*	Borland Software Corp	15,672
350	*	Bottomline Technologies, Inc	3,857
958		Brady Corp (Class A)	34,660
1,480		Brink's Co	70,907
888	*	CACI International, Inc (Class A)	50,953
7,517	*	Cadence Design Systems, Inc	127,188
1,368		Catalina Marketing Corp	34,679
1,584	*	CBIZ, Inc	9,536
388	*	CCC Information Services Group, Inc	10,173
27,791		Cendant Corp	479,395
3,921	*	Ceridian Corp	97,437
871	*	Cerner Corp	79,183
1,482		Certegy, Inc	60,110
2,240	*	Checkfree Corp	102,816
2,463	*	ChoicePoint, Inc	109,628
1,170	*	Ciber, Inc	7,722
4,657	*	Citrix Systems, Inc	134,028
900	*	Clear Channel Outdoor Holdings, Inc	18,045
300	*	Click Commerce, Inc	6,306
9,912	*	CMGI, Inc	15,066

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,399	*	CNET Networks, Inc	$49,931
900	*	Cogent Communications Group, Inc	4,941
500	*	Cogent, Inc	11,340
1,131		Cognex Corp	34,032
3,527	*	Cognizant Technology Solutions Corp	177,584
12,238		Computer Associates International, Inc	344,989
167		Computer Programs & Systems, Inc	6,919
4,981	*	Computer Sciences Corp	252,238
10,571	*	Compuware Corp	94,822
615	*	Concur Technologies, Inc	7,927
3,438	*	Convergys Corp	54,492
485	*	CoStar Group, Inc	20,937
565	*	Covansys Corp	7,690
1,559	*	CSG Systems International, Inc	34,797
274	*	Cyberguard Corp	2,419
769	*	Cybersource Corp	5,075
1,276		Deluxe Corp	38,459
1,104	*	Dendrite International, Inc	15,909
988	*	Digital Insight Corp	31,636
898	*	Digital River, Inc	26,707
1,739	*	DST Systems, Inc	104,183
3,901	*	Earthlink, Inc	43,340
28,589	*	eBay, Inc	1,236,474
570	*	Echelon Corp	4,463
774	*	Eclipsys Corp	14,652
313	*	eCollege.com, Inc	5,643
1,052	*	eFunds Corp	24,659
154	*	Electro Rent Corp	2,296
8,023	*	Electronic Arts, Inc	419,683
13,525		Electronic Data Systems Corp	325,141
1,285	*	Electronics for Imaging, Inc	34,194
367	*	Emageon, Inc	5,835
9,256	*	Emdeon Corp	78,306
1,790	*	Entrust, Inc	8,664
1,073	*	Epicor Software Corp	15,161
350	*	EPIQ Systems, Inc	6,489
3,383		Equifax, Inc	128,622
403	*	Equinix, Inc	16,426
632	*	eSpeed, Inc (Class A)	4,873
900	*	F5 Networks, Inc	51,471
802		Factset Research Systems, Inc	33,010
1,771		Fair Isaac Corp	78,225
448	*	FalconStor Software, Inc	3,311
1,189	*	Filenet Corp	30,736
20,588		First Data Corp	885,490
4,989	*	Fiserv, Inc	215,874
595	*	Forrester Research, Inc	11,156
600	*	FTD Group, Inc	6,234
1,807	*	Gartner, Inc (Class A)	23,310
1,270	*	Getty Images, Inc	113,373
667		Gevity HR, Inc	17,155
4,315	*	Google, Inc (Class A)	1,790,121

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,168		GTECH Holdings Corp	$100,552
509		Healthcare Services Group	10,541
472	*	Heidrick & Struggles International, Inc	15,128
4,082	*	Homestore, Inc	20,818
560	*	Hudson Highland Group, Inc	9,722
1,347	*	Hypercom Corp	8,607
1,681	*	Hyperion Solutions Corp	60,213
650	*	IDX Systems Corp	28,548
900	*	iGate Corp	4,374
5,898		IMS Health, Inc	146,978
442	*	Infocrossing, Inc	3,806
2,278	*	Informatica Corp	27,336
899	*	Infospace, Inc	23,212
814		infoUSA, Inc	8,897
294	*	Innovative Solutions & Support, Inc	3,757
270		Integral Systems, Inc	5,092
861		Interactive Data Corp	19,553
718	*	Intergraph Corp	35,764
1,072	*	Internet Capital Group, Inc	8,812
1,031	*	Internet Security Systems, Inc	21,599
11,049	*	Interpublic Group of Cos, Inc	106,623
400	*	Intervideo, Inc	4,220
1,025	*	Interwoven, Inc	8,682
388	*	Intrado, Inc	8,932
4,318	*	Intuit, Inc	230,149
1,244	*	Ipass, Inc	8,161
295	*	iPayment, Inc	12,248
2,919	*	Iron Mountain, Inc	123,240
1,469	*	iVillage, Inc	11,781
1,902		Jack Henry & Associates, Inc	36,290
314	*	Jamdat Mobile, Inc	8,346
844	*	JDA Software Group, Inc	14,356
14,225	*	Juniper Networks, Inc	317,218
710	*	Jupitermedia Corp	10,494
651	*	Kanbay International, Inc	10,344
1,702	*	Keane, Inc	18,739
567		Kelly Services, Inc (Class A)	14,867
700	*	Keynote Systems, Inc	8,995
719	*	Kforce, Inc	8,024
1,489	*	KFX, Inc	25,477
1,251	*	Kinetic Concepts, Inc	49,740
983	*	Korn/Ferry International	18,372
774	*	Kronos, Inc	32,400
1,234	*	Labor Ready, Inc	25,692
2,180	*	Lamar Advertising Co	100,585
1,500	*	Lawson Software, Inc	11,025
1,312	*	Lionbridge Technologies	9,210
434	*	LoJack Corp	10,472
693	*	Magma Design Automation, Inc	5,828
1,900	*	Majesco Entertainment Co	2,223
840	*	Manhattan Associates, Inc	17,203
2,454		Manpower, Inc	114,111

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

498	*	Mantech International Corp (Class A)	$13,874
569	*	Mapinfo Corp	7,175
508	*	Marchex, Inc	11,425
400	*	Marlin Business Services, Inc	9,556
1,155	*	Matrixone, Inc	5,763
4,235	*	McAfee, Inc	114,896
1,742	*	Mentor Graphics Corp	18,012
1,816	*	Mercury Interactive Corp	50,467
2,358	*	Micromuse, Inc	23,321
243,592		Microsoft Corp	6,369,931
425	*	MicroStrategy, Inc	35,165
1,053	*	Midway Games, Inc	19,975
2,409		MoneyGram International, Inc	62,827
2,786	*	Monster Worldwide, Inc	113,725
900	*	Motive, Inc	2,781
3,085	*	MPS Group, Inc	42,172
704	*	MRO Software, Inc	9,884
2,287	*	NAVTEQ Corp	100,331
645	*	NCO Group, Inc	10,913
4,998	*	NCR Corp	169,632
1,028	*	NDCHealth Corp	19,768
700	*	Ness Technologies, Inc	7,539
1,083	*	NetFlix, Inc	29,306
1,440	*	NetIQ Corp	17,698
271	*	Netratings, Inc	3,341
668	*	Netscout Systems, Inc	3,641
1,600	*	NIC, Inc	9,856
10,182	*	Novell, Inc	89,907
4,876		Omnicom Group, Inc	415,094
548	*	Online Resources Corp	6,055
335	*	Open Solutions, Inc	7,678
1,284	*	Opsware, Inc	8,718
99,717	*	Oracle Corp	1,217,545
800	*	Packeteer, Inc	6,216
7,896	*	Parametric Technology Corp	48,166
388	*	PDF Solutions, Inc	6,305
2,293	*	Perot Systems Corp (Class A)	32,423
800	*	Phase Forward, Inc	7,800
628	*	Phoenix Technologies Ltd	3,931
300	*	Portfolio Recovery Associates, Inc	13,932
296	*	PRA International	8,332
2,046	*	Premiere Global Services, Inc	16,634
972	*	Progress Software Corp	27,585
361		QAD, Inc	2,758
176		Quality Systems, Inc	13,510
1,385	*	Quest Software, Inc	20,207
583	*	Radiant Systems, Inc	7,089
438	*	Radisys Corp	7,595
3,043	*	RealNetworks, Inc	23,614
4,612	*	Red Hat, Inc	125,631
879	*	Redback Networks, Inc	12,359
200		Renaissance Learning, Inc	3,782

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,910	*	Rent-A-Center, Inc	$36,023
663	*	Rent-Way, Inc	4,237
1,679		Reynolds & Reynolds Co (Class A)	47,130
400	*	RightNow Technologies, Inc	7,384
4,578		Robert Half International, Inc	173,460
969		Rollins, Inc	19,099
1,554	*	RSA Security, Inc	17,451
2,656	*	S1 Corp	11,554
669	*	SafeNet, Inc	21,555
1,782	*	Salesforce.com, Inc	57,113
1,800	*	Sapient Corp	10,242
858	*	Secure Computing Corp	10,519
849	*	Serena Software, Inc	19,901
7,580		ServiceMaster Co	90,581
141	*	SI International, Inc	4,310
13,454		Siebel Systems, Inc	142,343
500	*	Sohu.com, Inc	9,170
2,500	*	SonicWALL, Inc	19,800
6,480	*	Sonus Networks, Inc	24,106
1,300	*	Sotheby's Holdings, Inc (Class A)	23,868
1,706	*	Spherion Corp	17,077
330	*	SPSS, Inc	10,207
762	*	SRA International, Inc (Class A)	23,271
227		Startek, Inc	4,086
472	*	Stellent, Inc	4,687
186	*	Stratasys, Inc	4,652
89,241	*	Sun Microsystems, Inc	373,920
1,022	*	SupportSoft, Inc	4,313
2,587	*	Sybase, Inc	56,552
984	*	SYKES Enterprises, Inc	13,156
28,808	*	Symantec Corp	504,140
4,066	*	Synopsys, Inc	81,564
77		Syntel, Inc	1,604
2,005	*	Take-Two Interactive Software, Inc	35,489
546		Talx Corp	24,958
1,044	*	TeleTech Holdings, Inc	12,580
1,866	*	THQ, Inc	44,504
5,605	*	TIBCO Software, Inc	41,869
333	*	TNS, Inc	6,387
1,127		Total System Services, Inc	22,303
466	*	TradeStation Group, Inc	5,769
1,323	*	Transaction Systems Architects, Inc	38,089
200	*	Travelzoo, Inc	4,400
1,400	*	Trizetto Group, Inc	23,786
400	*	TRM Corp	2,980
431	*	Ultimate Software Group, Inc	8,219
9,103	*	Unisys Corp	53,070
1,499		United Online, Inc	21,316
1,750	*	United Rentals, Inc	40,933
636	*	Universal Compression Holdings, Inc	26,152
2,227	*	Valueclick, Inc	40,331
611	*	Vasco Data Security International	6,024

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

520	*	Ventiv Health, Inc	$12,282
223	*	Verint Systems, Inc	7,687
6,834	*	VeriSign, Inc	149,801
190	*	Vertrue, Inc	6,713
657		Viad Corp	19,270
687	*	Vignette Corp	11,205
131	*	Volt Information Sciences, Inc	2,492
15,108		Waste Management, Inc	458,528
713	*	WebEx Communications, Inc	15,422
129	*	WebMD Health Corp	3,747
1,434	*	webMethods, Inc	11,056
600	*	Websense, Inc	39,384
400	*	WebSideStory, Inc	7,252
2,000	*	Wind River Systems, Inc	29,540
578	*	Witness Systems, Inc	11,369
31,755	*	Yahoo!, Inc	1,244,161

		TOTAL BUSINESS SERVICES	26,941,507

CHEMICALS AND ALLIED PRODUCTS - 9.55%
4,616	*	Aastrom Biosciences, Inc	9,740
40,911		Abbott Laboratories	1,613,121
2,326	*	Abgenix, Inc	50,032
605	*	Acadia Pharmaceuticals, Inc	5,959
300	*	Adams Respiratory Therapeutics, Inc	12,198
1,486	*	Adolor Corp	21,696
6,001		Air Products & Chemicals, Inc	355,199
646	*	Albany Molecular Research, Inc	7,849
948		Albemarle Corp	36,356
1,891		Alberto-Culver Co	86,513
618	*	Alexion Pharmaceuticals, Inc	12,515
2,524	*	Alkermes, Inc	48,259
1,204		Alpharma, Inc (Class A)	34,326
600	*	American Pharmaceutical Partners, Inc	23,274
272		American Vanguard Corp	6,392
32,563	*	Amgen, Inc	2,567,918
1,868	*	Andrx Corp	30,766
530		Arch Chemicals, Inc	15,847
941	*	Arena Pharmaceuticals, Inc	13,381
900	*	Arqule, Inc	5,508
672	*	Array Biopharma, Inc	4,711
941	*	Atherogenics, Inc	18,829
2,841	*	AVANIR Pharmaceuticals	9,773
2,956		Avery Dennison Corp	163,378
12,438		Avon Products, Inc	355,105
202		Balchem Corp	6,022
2,689	*	Barr Pharmaceuticals, Inc	167,498
700	*	Barrier Therapeutics, Inc	5,740
345	*	Bentley Pharmaceuticals, Inc	5,661
1,246	*	Bioenvision, Inc	8,136
9,068	*	Biogen Idec, Inc	411,052

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,402	*	BioMarin Pharmaceuticals, Inc	$25,894
51,430		Bristol-Myers Squibb Co	1,181,861
1,771		Cabot Corp	63,402
828		Calgon Carbon Corp	4,711
463		Cambrex Corp	8,691
700	*	Caraco Pharmaceutical Laboratories Ltd	6,286
1,100		Celanese Corp (Series A)	21,032
922	*	Cell Genesys, Inc	5,467
1,418	*	Cell Therapeutics, Inc	3,091
1,633	*	Cephalon, Inc	105,720
800		CF Industries Holdings, Inc	12,200
1,634	*	Charles River Laboratories International, Inc	69,233
380	*	Chattem, Inc	13,828
5,934		Chemtura Corp	75,362
2,682	*	Chiron Corp	119,242
1,719		Church & Dwight Co, Inc	56,779
3,940		Clorox Co	224,147
13,833		Colgate-Palmolive Co	758,740
900	*	Connetics Corp	13,005
500	*	Cotherix, Inc	5,310
1,133	*	Cubist Pharmaceuticals, Inc	24,076
1,167	*	Curis, Inc	4,155
827	*	Cypress Bioscience, Inc	4,780
1,142		Cytec Industries, Inc	54,393
2,200		Dade Behring Holdings, Inc	89,958
1,627	*	Dendreon Corp	8,818
584		Diagnostic Products Corp	28,353
395	*	Digene Corp	11,522
2,216	*	Discovery Laboratories, Inc	14,803
594	*	Dov Pharmaceutical, Inc	8,720
25,310		Dow Chemical Co	1,109,084
24,253		Du Pont (E.I.) de Nemours & Co	1,030,753
855	*	Durect Corp	4,335
422	*	Dusa Pharmaceuticals, Inc	4,545
2,181		Eastman Chemical Co	112,518
4,932		Ecolab, Inc	178,884
25,772		Eli Lilly & Co	1,458,437
562	*	Elizabeth Arden, Inc	11,274
1,500	*	Encysive Pharmaceuticals, Inc	11,835
3,143		Engelhard Corp	94,761
1,167	*	Enzon Pharmaceuticals, Inc	8,636
642	*	EPIX Pharmaceuticals, Inc	2,594
3,631		Estee Lauder Cos (Class A)	121,566
943		Ferro Corp	17,691
739	*	First Horizon Pharmaceutical Corp	12,748
979	*	FMC Corp	52,053
9,161	*	Forest Laboratories, Inc	372,669
12,287	*	Genentech, Inc	1,136,548
624	*	Genitope Corp	4,961
6,504	*	Genzyme Corp	460,353
876		Georgia Gulf Corp	26,648
1,870	*	Geron Corp	16,101

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

11,818	*	Gilead Sciences, Inc	$621,981
2,000	*	GlobeTel Communications Corp	7,380
790		H.B. Fuller Co	25,335
300	*	Hi-Tech Pharmacal Co, Inc	13,287
4,106	*	Hospira, Inc	175,655
3,724	*	Human Genome Sciences, Inc	31,877
1,700	*	Huntsman Corp	29,274
333	*	Idenix Pharmaceuticals, Inc	5,698
938	*	Idexx Laboratories, Inc	67,517
1,739	*	ImClone Systems, Inc	59,543
1,156	*	Immucor, Inc	27,004
1,000	*	Immunogen, Inc	5,130
800	*	Inspire Pharmaceuticals, Inc	4,064
143		Inter Parfums, Inc	2,568
672	*	InterMune, Inc	11,290
2,470		International Flavors & Fragrances, Inc	82,745
1,000	*	Introgen Therapeutics, Inc	5,270
334	*	Inverness Medical Innovations, Inc	7,919
1,520	*	Invitrogen Corp	101,293
5,250	*	IVAX Corp	164,483
6,296	*	King Pharmaceuticals, Inc	106,528
480	*	Kos Pharmaceuticals, Inc	24,830
47		Kronos Worldwide, Inc	1,363
1,171	*	KV Pharmaceutical Co (Class A)	24,123
1,854		Lubrizol Corp	80,519
5,284		Lyondell Chemical Co	125,865
758		MacDermid, Inc	21,148
400		Mannatech, Inc	5,524
500	*	MannKind Corp	5,630
800	*	Martek Biosciences Corp	19,688
2,600	*	Medarex, Inc	36,010
1,220	*	Medicines Co	21,289
1,487		Medicis Pharmaceutical Corp (Class A)	47,658
6,627	*	Medimmune, Inc	232,078
58,016		Merck & Co, Inc	1,845,489
424		Meridian Bioscience, Inc	8,539
2,000	*	MGI Pharma, Inc	34,320
8,169	*	Millennium Pharmaceuticals, Inc	79,239
579		Minerals Technologies, Inc	32,360
300	*	Momenta Pharmaceuticals, Inc	6,612
6,991		Monsanto Co	542,012
3,476	*	Mosaic Co	50,854
5,970		Mylan Laboratories, Inc	119,161
825	*	Myogen, Inc	24,882
1,400	*	Nabi Biopharmaceuticals	4,732
2,176	*	Nalco Holding Co	38,537
460	*	Nastech Pharmaceutical Co, Inc	6,771
400		Natures Sunshine Products, Inc	7,232
1,623	*	NBTY, Inc	26,374
1,057	*	Neurocrine Biosciences, Inc	66,306
200	*	New River Pharmaceuticals, Inc	10,376
600	*	NewMarket Corp	14,676

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

400	*	NitroMed, Inc	$5,580
82		NL Industries, Inc	1,155
536	*	Northfield Laboratories, Inc	7,182
885	*	Noven Pharmaceuticals, Inc	13,390
1,049	*	NPS Pharmaceuticals, Inc	12,420
798	*	Nuvelo, Inc	6,472
145		Octel Corp	2,359
1,642		Olin Corp	32,315
890	*	OM Group, Inc	16,696
939	*	Onyx Pharmaceuticals, Inc	27,006
970	*	OraSure Technologies, Inc	8,555
1,507	*	OSI Pharmaceuticals, Inc	42,256
1,000	*	Pain Therapeutics, Inc	6,760
915	*	Par Pharmaceutical Cos, Inc	28,676
695	*	Parexel International Corp	14,081
200	*	Parlux Fragrances, Inc	6,106
700	*	Penwest Pharmaceuticals Co	13,664
2,191		Perrigo Co	32,668
195,452		Pfizer, Inc	4,557,941
635	*	Pharmion Corp	11,284
291	*	Pioneer Cos, Inc	8,721
1,878	*	PolyOne Corp	12,076
607	*	Pozen, Inc	5,821
4,532		PPG Industries, Inc	262,403
8,429		Praxair, Inc	446,400
733	*	Prestige Brands Holdings, Inc	9,163
88,555		Procter & Gamble Co	5,125,563
616	*	Progenics Pharmaceuticals, Inc	15,406
2,680	*	Protein Design Labs, Inc	76,166
502	*	Renovis, Inc	7,681
4,110	*	Revlon, Inc (Class A)	12,741
4,207		Rohm & Haas Co	203,703
3,267		RPM International, Inc	56,748
1,014	*	Salix Pharmaceuticals Ltd	17,826
38,566		Schering-Plough Corp	804,101
1,136		Scotts Miracle-Gro Co (Class A)	51,393
1,177		Sensient Technologies Corp	21,068
2,957	*	Sepracor, Inc	152,581
919	*	Serologicals Corp	18,141
1,764		Sigma-Aldrich Corp	111,644
1,666	*	StemCells, Inc	5,748
422		Stepan Co	11,348
1,247	*	SuperGen, Inc	6,297
371	*	SurModics, Inc	13,723
603	*	Tanox, Inc	9,871
2,443	*	Terra Industries, Inc	13,681
862		UAP Holding Corp	17,602
700	*	United Therapeutics Corp	48,384
238	*	USANA Health Sciences, Inc	9,130
2,541		USEC, Inc	30,365
2,420		Valeant Pharmaceuticals International	43,754
2,872		Valspar Corp	70,852

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,139	*	VCA Antech, Inc	$60,320
2,479	*	Vertex Pharmaceuticals, Inc	68,594
2,909	*	Watson Pharmaceuticals, Inc	94,572
928		Wellman, Inc	6,292
346		Westlake Chemical Corp	9,968
1,796	*	WR Grace & Co	16,882
35,278		Wyeth	1,625,257
500	*	Zymogenetics, Inc	8,505

		TOTAL CHEMICALS AND ALLIED PRODUCTS	34,942,422

COAL MINING - 0.20%
600	*	Alpha Natural Resources, Inc	11,526
1,720		Arch Coal, Inc	136,740
2,379		Consol Energy, Inc	155,063
700		Foundation Coal Holdings, Inc	26,600
340	*	James River Coal Co	12,988
2,003		Massey Energy Co	75,854
3,410		Peabody Energy Corp	281,052
390		Penn Virginia Corp	22,386

		TOTAL COAL MINING	722,209

COMMUNICATIONS - 4.06%
1,713		Adtran, Inc	50,945
867	*	Airspan Networks, Inc	4,933
3,463	*	Alamosa Holdings, Inc	64,446
800		Alaska Communications Systems Group, Inc	8,128
9,739		Alltel Corp	614,531
10,100	*	American Tower Corp (Class A)	273,710
780		Anixter International, Inc	30,514
103,147		AT&T, Inc	2,526,070
447	*	Audiovox Corp (Class A)	6,195
12,452	*	Avaya, Inc	132,863
81		Beasley Broadcast Group, Inc (Class A)	1,094
48,319		BellSouth Corp	1,309,445
816	*	Brightpoint, Inc	22,628
5,207	*	Cablevision Systems Corp (Class A)	122,208
573		Centennial Communications Corp	8,893
3,512		CenturyTel, Inc	116,458
7,200	*	Charter Communications, Inc (Class A)	8,784
6,901	*	Cincinnati Bell, Inc	24,223
1,135		Citadel Broadcasting Corp	15,254
8,886		Citizens Communications Co	108,676
14,447		Clear Channel Communications, Inc	454,358
53,603	*	Comcast Corp (Class A)	1,391,534
582		Commonwealth Telephone Enterprises, Inc	19,654
864	*	Cox Radio, Inc (Class A)	12,165
5,707	*	Crown Castle International Corp	153,575
240	*	Crown Media Holdings, Inc (Class A)	2,201

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

470		CT Communications, Inc	$5,706
1,076	*	Cumulus Media, Inc (Class A)	13,353
18,286	*	DIRECTV Group, Inc	258,198
4,000	*	Dobson Communications Corp (Class A)	30,000
6,089	*	EchoStar Communications Corp (Class A)	165,438
1,072	*	Emmis Communications Corp (Class A)	21,344
1,079	*	Entercom Communications Corp	32,014
1,997	*	Entravision Communications Corp (Class A)	14,219
700		Fairpoint Communications, Inc	7,252
168	*	Fisher Communications, Inc	6,960
3,132	*	Foundry Networks, Inc	43,253
1,242	*	General Communication, Inc (Class A)	12,830
1,764		Global Payments, Inc	82,220
565		Golden Telecom, Inc	14,667
1,071		Gray Television, Inc	10,517
981		Hearst-Argyle Television, Inc	23,397
5,284	*	IAC/InterActiveCorp	149,590
1,514	*	IDT Corp (Class B)	17,714
413	*	InPhonic, Inc	3,589
600		Iowa Telecommunications Services, Inc	9,294
617	*	j2 Global Communications, Inc	26,371
18,109	*	Level 3 Communications, Inc	51,973
361		Liberty Corp	16,898
12,266	*	Liberty Global, Inc	275,985
72,978	*	Liberty Media Corp (Class A)	574,337
717	*	Lin TV Corp (Class A)	7,987
281	*	Lodgenet Entertainment Corp	3,917
1,415	*	Mastec, Inc	14,815
7,325		MCI, Inc	144,522
1,695	*	Mediacom Communications Corp	9,306
500	*	NeuStar, Inc	15,245
3,975	*	Nextel Partners, Inc (Class A)	111,062
3,208	*	NII Holdings, Inc (Class B)	140,125
356		North Pittsburgh Systems, Inc	6,718
1,100	*	Novatel Wireless, Inc	13,321
1,928	*	NTL, Inc	131,258
1,308		PanAmSat Holding Corp	32,046
1,221	*	Price Communications Corp	18,156
40,227	*	Qwest Communications International, Inc	227,283
1,864	*	Radio One, Inc (Class D)	19,292
597	*	RCN Corp	14,000
1,600	*	Regent Communications, Inc	7,424
461	*	Saga Communications, Inc (Class A)	5,011
270	*	Salem Communications Corp (Class A)	4,722
2,317	*	SBA Communications Corp	41,474
288		Shenandoah Telecom Co	11,474
1,294		Sinclair Broadcast Group, Inc (Class A)	11,905
1,300	*	Spanish Broadcasting System, Inc (Class A)	6,643
73,457		Sprint Nextel Corp	1,715,956
581		SureWest Communications	15,321
449	*	Syniverse Holdings, Inc	9,384
1,014	*	Talk America Holdings, Inc	8,751

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,830		Telephone and Data Systems, Inc (Non-Vote)	$101,965
1,200	*	Telkonet, Inc	4,980
900	*	Terremark Worldwide, Inc	4,185
2,300	*	TiVo, Inc	11,776
1,981	*	Ubiquitel, Inc	19,592
5,944	*	Univision Communications, Inc (Class A)	174,694
403	*	US Cellular Corp	19,908
665		USA Mobility, Inc	18,434
800		Valor Communications Group, Inc	9,120
72,910		Verizon Communications, Inc	2,196,049
535	*	West Corp	22,550
1,100	*	Wireless Facilities, Inc	5,610
5,519	*	XM Satellite Radio Holdings, Inc	150,558

		TOTAL COMMUNICATIONS	14,837,143

DEPOSITORY INSTITUTIONS - 10.00%
187		1st Source Corp	4,703
254	*	ACE Cash Express, Inc	5,931
336		Alabama National Bancorp	21,759
806		Amcore Financial, Inc	24,510
183	*	AmericanWest Bancorp	4,334
162		Ameris Bancorp	3,214
219		Ames National Corp	5,630
9,322		AmSouth Bancorp	244,330
495		Anchor Bancorp Wisconsin, Inc	15,018
138		Arrow Financial Corp	3,609
3,580		Associated Banc-Corp	116,529
2,554		Astoria Financial Corp	75,088
53		Bancfirst Corp	4,187
2,175		Bancorpsouth, Inc	48,002
300		BancTrust Financial Group, Inc	6,030
1,100		Bank Mutual Corp	11,660
105,995		Bank of America Corp	4,891,669
378		Bank of Granite Corp	7,004
1,361		Bank of Hawaii Corp	70,146
20,532		Bank of New York Co, Inc	653,944
500		Bank of the Ozarks, Inc	18,450
1,300		BankAtlantic Bancorp, Inc (Class A)	18,200
700	*	BankFinancial Corp	10,276
1,000		BankUnited Financial Corp (Class A)	26,570
400		Banner Corp	12,480
14,433		BB&T Corp	604,887
145		Berkshire Hills Bancorp, Inc	4,858
605		BOK Financial Corp	27,485
878		Boston Private Financial Holdings, Inc	26,709
2,000		Brookline Bancorp, Inc	28,340
310		Camden National Corp	10,193
401		Capital City Bank Group, Inc	13,750
239		Capital Corp of the West	7,756
126	*	Capital Crossing Bank	4,208

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

321		Capitol Bancorp Ltd	$12,018
610		Capitol Federal Financial	20,093
700		Cardinal Financial Corp	7,700
337		Cascade Bancorp	7,754
1,326		Cathay General Bancorp	47,656
1,500	*	Centennial Bank Holdings, Inc	18,555
297		Center Financial Corp	7,473
152	*	Central Coast Bancorp	3,760
793		Central Pacific Financial Corp	28,485
149		Charter Financial Corp	5,321
654		Chemical Financial Corp	20,771
1,470		Chittenden Corp	40,881
136,761		Citigroup, Inc	6,637,011
215		Citizens & Northern Corp	5,510
1,342		Citizens Banking Corp	37,241
400		City Bank	14,228
463		City Holding Co	16,645
1,146		City National Corp	83,016
176		Coastal Financial Corp	2,263
150		CoBiz, Inc	2,735
3,766		Colonial Bancgroup, Inc	89,706
179		Columbia Bancorp	7,384
530		Columbia Banking System, Inc	15,132
4,447		Comerica, Inc	252,412
4,448		Commerce Bancorp, Inc	153,056
1,582		Commerce Bancshares, Inc	82,454
1,023		Commercial Capital Bancorp, Inc	17,514
910		Community Bank System, Inc	20,521
436		Community Banks, Inc	12,208
435		Community Trust Bancorp, Inc	13,376
3,348		Compass Bancshares, Inc	161,675
470		Corus Bankshares, Inc	26,447
1,354		Cullen/Frost Bankers, Inc	72,683
1,267		CVB Financial Corp	25,733
759		Dime Community Bancshares	11,089
476		Downey Financial Corp	32,554
1,506		East West Bancorp, Inc	54,954
815	*	Euronet Worldwide, Inc	22,657
112		Farmers Capital Bank Corp	3,443
750		Fidelity Bankshares, Inc	24,525
12,468		Fifth Third Bancorp	470,293
500		Financial Institutions, Inc	9,810
450		First Bancorp (North Carolina)	9,072
2,064		First Bancorp (Puerto Rico)	25,614
211		First Busey Corp (Class A)	4,408
859		First Charter Corp	20,324
140		First Citizens Bancshares, Inc (Class A)	24,419
1,674		First Commonwealth Financial Corp	21,645
332		First Community Bancorp, Inc	18,051
243		First Community Bancshares, Inc	7,572
973		First Financial Bancorp	17,047
620		First Financial Bankshares, Inc	21,737

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

446		First Financial Corp (Indiana)	$12,042
450		First Financial Holdings, Inc	13,824
3,292		First Horizon National Corp	126,544
354		First Indiana Corp	12,171
380		First Merchants Corp	9,880
1,305		First Midwest Bancorp, Inc	45,753
3,420		First Niagara Financial Group, Inc	49,487
237		First Oak Brook Bancshares, Inc	6,624
175		First Place Financial Corp	4,209
100	*	First Regional Bancorp	6,755
510		First Republic Bank	18,875
200		First South Bancorp, Inc	7,064
400		First State Bancorporation	9,596
369	*	FirstFed Financial Corp	20,118
2,164		FirstMerit Corp	56,069
900		Flagstar Bancorp, Inc	12,960
590		Flushing Financial Corp	9,186
1,224		FNB Corp	21,249
179		FNB Corp (Virginia)	5,490
529	*	Franklin Bank Corp	9,517
1,993		Fremont General Corp	46,297
624		Frontier Financial Corp	19,968
3,926		Fulton Financial Corp	69,098
150		GB&T Bancshares, Inc	3,212
1,013		Glacier Bancorp, Inc	30,441
1,000		Gold Banc Corp, Inc	18,220
6,606		Golden West Financial Corp	435,996
250		Great Southern Bancorp, Inc	6,903
1,352		Greater Bay Bancorp	34,638
766		Hancock Holding Co	28,962
1,034		Hanmi Financial Corp	18,467
748		Harbor Florida Bancshares, Inc	27,713
772		Harleysville National Corp	14,745
459		Heartland Financial USA, Inc	9,960
311		Heritage Commerce Corp	6,687
261		Horizon Financial Corp	5,700
15,008		Hudson City Bancorp, Inc	181,897
1,309		Hudson United Bancorp	54,559
5,961		Huntington Bancshares, Inc	141,574
228		IBERIABANK Corp	11,630
1,857		Independence Community Bank Corp	73,779
283		Independent Bank Corp (Massachusetts)	8,074
477		Independent Bank Corp (Michigan)	12,989
1,708		IndyMac Bancorp, Inc	66,646
667		Integra Bank Corp	14,234
325		Interchange Financial Services Corp	5,606
1,178		International Bancshares Corp	34,586
1,743		Investors Financial Services Corp	64,195
441		Irwin Financial Corp	9,446
126	*	ITLA Capital Corp	6,155
92,696		JPMorgan Chase & Co	3,679,104
558		Kearny Financial Corp	6,808

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

10,624		Keycorp	$349,848
600		KNBT Bancorp, Inc	9,774
583		Lakeland Bancorp, Inc	8,570
69		Lakeland Financial Corp	2,786
2,033		M&T Bank Corp	221,699
271		Macatawa Bank Corp	9,859
757		MAF Bancorp, Inc	31,325
400		Main Street Banks, Inc	10,892
294		MainSource Financial Group, Inc	5,248
6,056		Marshall & Ilsley Corp	260,650
443		MB Financial, Inc	15,682
600		MBT Financial Corp	9,720
11,084		Mellon Financial Corp	379,627
141		Mercantile Bank Corp	5,429
2,070		Mercantile Bankshares Corp	116,831
584		Mid-State Bancshares	15,622
427		Midwest Banc Holdings, Inc	9,501
800		Nara Bancorp, Inc	14,224
200		NASB Financial, Inc	7,872
14,968		National City Corp	502,476
908		National Penn Bancshares, Inc	17,297
194		NBC Capital Corp	4,615
1,016		NBT Bancorp, Inc	21,935
1,289		NetBank, Inc	9,255
6,833		New York Community Bancorp, Inc	112,881
2,984		NewAlliance Bancshares, Inc	43,387
12,505		North Fork Bancorporation, Inc	342,137
206	*	Northern Empire Bancshares	4,874
5,185		Northern Trust Corp	268,687
255		Northwest Bancorp, Inc	5,421
375		OceanFirst Financial Corp	8,535
1,788		Old National Bancorp	38,692
254		Old Second Bancorp, Inc	7,765
333		Omega Financial Corp	9,281
478		Oriental Financial Group, Inc	5,908
1,362		Pacific Capital Bancorp	48,460
344		Park National Corp	35,308
1,309		Partners Trust Financial Group, Inc	15,773
220		Peapack Gladstone Financial Corp	6,138
236		Pennfed Financial Services, Inc	4,347
322		Peoples Bancorp, Inc	9,187
1,795		People's Bank	55,753
612		PFF Bancorp, Inc	18,678
7,586		PNC Financial Services Group, Inc	469,042
7,262		Popular, Inc	153,591
280	v*	Popular, Inc	42
200		Preferred Bank	8,900
400		PrivateBancorp, Inc	14,228
450		Prosperity Bancshares, Inc	12,933
780		Provident Bankshares Corp	26,341
139		Provident Financial Holdings	3,656

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,599		Provident Financial Services, Inc	$29,597
1,047		Provident New York Bancorp	11,527
738		R & G Financial Corp (Class B)	9,742
12,083		Regions Financial Corp	412,755
150		Renasant Corp	4,745
110		Republic Bancorp, Inc (Class A) (Kentucky)	2,360
2,244		Republic Bancorp, Inc (Michigan)	26,704
318		Royal Bancshares of Pennsylvania (Class A)	7,365
701		S&T Bancorp, Inc	25,811
400		S.Y. Bancorp, Inc	10,008
404		Sandy Spring Bancorp, Inc	14,092
158		Santander BanCorp	3,969
319		SCBT Financial Corp	10,661
476		Seacoast Banking Corp of Florida	10,924
202		Security Bank Corp	4,705
302	*	Signature Bank	8,477
456		Simmons First National Corp (Class A)	12,631
2,518		Sky Financial Group, Inc	70,051
1,740		South Financial Group, Inc	47,920
300		Southside Bancshares, Inc	6,060
340		Southwest Bancorp, Inc	6,800
9,500		Sovereign Bancorp, Inc	205,390
264		State Bancorp, Inc	4,419
8,605		State Street Corp	477,061
504		Sterling Bancorp	9,944
1,322		Sterling Bancshares, Inc	20,412
721		Sterling Financial Corp (Pennsylvania)	14,276
858		Sterling Financial Corp (Spokane)	21,433
278		Suffolk Bancorp	9,388
346	*	Sun Bancorp, Inc (New Jersey)	6,834
9,491		SunTrust Banks, Inc	690,565
1,209		Susquehanna Bancshares, Inc	28,629
1,048	*	SVB Financial Group	49,088
8,084		Synovus Financial Corp	218,349
3,521		TCF Financial Corp	95,560
2,014		TD Banknorth, Inc	58,507
561	*	Texas Capital Bancshares, Inc	12,572
1,226		Texas Regional Bancshares, Inc (Class A)	34,696
700		TierOne Corp	20,587
244		Tompkins Trustco, Inc	10,931
138		Trico Bancshares	3,228
2,095		Trustco Bank Corp NY	26,020
1,343		Trustmark Corp	36,892
2,592		UCBH Holdings, Inc	46,345
385		UMB Financial Corp	24,605
1,471		Umpqua Holdings Corp	41,968
103		Union Bankshares Corp	4,439
1,400		UnionBanCal Corp	96,208
1,161		United Bankshares, Inc	40,914
790		United Community Banks, Inc	21,061
933		United Community Financial Corp	11,019

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

200		United Security Bancshares	$5,362
298		Univest Corp of Pennsylvania	7,232
466		Unizan Financial Corp	12,377
48,158		US Bancorp	1,439,443
536		USB Holding Co, Inc	11,610
2,604		Valley National Bancorp	62,756
204		Vineyard National Bancorp	6,291
200	*	Virginia Commerce Bancorp	5,818
99		Virginia Financial Group, Inc	3,567
3,203		W Holding Co, Inc	26,361
41,478		Wachovia Corp	2,192,527
2,302		Washington Federal, Inc	52,923
26,129		Washington Mutual, Inc	1,136,612
378		Washington Trust Bancorp, Inc	9,896
1,357		Webster Financial Corp	63,643
44,468		Wells Fargo & Co	2,793,924
594		WesBanco, Inc	18,064
525		West Bancorporation, Inc	9,818
463		West Coast Bancorp	12,246
942		Westamerica Bancorporation	49,992
141	*	Western Sierra Bancorp	5,131
300		Westfield Financial, Inc	7,203
1,690		Whitney Holding Corp	46,576
1,670		Wilmington Trust Corp	64,980
396		Wilshire Bancorp, Inc	6,807
687		Wintrust Financial Corp	37,716
200		WSFS Financial Corp	12,250
400		Yardville National Bancorp	13,860
2,877		Zions Bancorporation	217,386

		TOTAL DEPOSITORY INSTITUTIONS	36,587,089

EATING AND DRINKING PLACES - 0.74%
512		AFC Enterprises	7,741
2,086		Applebees International, Inc	47,123
1,873		Aramark Corp (Class B)	52,032
289	*	BJ's Restaurants, Inc	6,607
945		Bob Evans Farms, Inc	21,792
2,342		Brinker International, Inc	90,542
131	*	Buffalo Wild Wings, Inc	4,351
599	*	California Pizza Kitchen, Inc	19,150
1,237		CBRL Group, Inc	43,481
944	*	CEC Entertainment, Inc	32,134
1,195		CKE Restaurants, Inc	16,144
4,080		Darden Restaurants, Inc	158,630
298	*	Dave & Buster's, Inc	5,248
801		Domino's Pizza, Inc	19,384
571		IHOP Corp	26,786
985	*	Jack in the Box, Inc	34,406
1,773	*	Krispy Kreme Doughnuts, Inc	10,177
601		Landry's Restaurants, Inc	16,053
325		Lone Star Steakhouse & Saloon, Inc	7,716

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

602	*	Luby's, Inc	$8,007
33,325		McDonald's Corp	1,123,719
553	*	O'Charleys, Inc	8,577
1,645		Outback Steakhouse, Inc	68,448
285	*	Papa John's International, Inc	16,903
797	*	PF Chang's China Bistro, Inc	39,555
964	*	Rare Hospitality International, Inc	29,296
371	*	Red Robin Gourmet Burgers, Inc	18,906
1,727		Ruby Tuesday, Inc	44,712
1,125	*	Ryan's Restaurant Group, Inc	13,568
1,821	*	Sonic Corp	53,720
1,092	*	Texas Roadhouse, Inc (Class A)	16,981
2,120	*	The Cheesecake Factory, Inc	79,267
890	*	The Steak N Shake Co	15,086
922		Triarc Cos (Class B)	13,692
2,998		Wendy's International, Inc	165,669
7,549		Yum! Brands, Inc	353,897

		TOTAL EATING AND DRINKING PLACES	2,689,500

EDUCATIONAL SERVICES - 0.18%
3,804	*	Apollo Group, Inc (Class A)	229,990
2,675	*	Career Education Corp	90,201
2,375	*	Corinthian Colleges, Inc	27,978
1,326	*	DeVry, Inc	26,520
470	*	Educate, Inc	5,546
1,844	*	Education Management Corp	61,792
1,267	*	ITT Educational Services, Inc	74,892
1,286	*	Laureate Education, Inc	67,528
262	*	Learning Tree International, Inc	3,361
381		Strayer Education, Inc	35,700
561	*	Universal Technical Institute, Inc	17,357

		TOTAL EDUCATIONAL SERVICES	640,865

ELECTRIC, GAS, AND SANITARY SERVICES - 3.86%
17,012	*	AES Corp	269,300
2,014		AGL Resources, Inc	70,107
4,238	*	Allegheny Energy, Inc	134,133
847		Allete, Inc	37,268
3,079		Alliant Energy Corp	86,335
5,498	*	Allied Waste Industries, Inc	48,053
5,204		Ameren Corp	266,653
400		American Ecology Corp	5,772
10,005		American Electric Power Co, Inc	371,085
401		American States Water Co	12,351
3,314		Aqua America, Inc	90,472
9,595	*	Aquila, Inc	34,542
2,086		Atmos Energy Corp	54,570
1,238		Avista Corp	21,925

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

875		Black Hills Corp	$30,284
444		California Water Service Group	16,974
442		Cascade Natural Gas Corp	8,623
553	*	Casella Waste Systems, Inc (Class A)	7,073
7,520		Centerpoint Energy, Inc	96,632
400		Central Vermont Public Service Corp	7,204
463		CH Energy Group, Inc	21,252
5,267		Cinergy Corp	223,637
400	*	Clean Harbors, Inc	11,524
1,455		Cleco Corp	30,337
5,689	*	CMS Energy Corp	82,547
300		Connecticut Water Service, Inc	7,353
6,512		Consolidated Edison, Inc	301,701
4,628		Constellation Energy Group, Inc	266,573
2,952	*	Covanta Holding Corp	44,457
157		Crosstex Energy, Inc	9,900
8,972		Dominion Resources, Inc	692,638
3,371		DPL, Inc	87,680
4,581		DTE Energy Co	197,853
24,467		Duke Energy Corp	671,619
1,878		Duquesne Light Holdings, Inc	30,649
205	*	Duratek, Inc	3,061
8,957	*	Dynegy, Inc (Class A)	43,352
8,462		Edison International	369,028
17,266		El Paso Corp	209,955
1,465	*	El Paso Electric Co	30,824
665		Empire District Electric Co	13,519
1,914		Energen Corp	69,516
3,844		Energy East Corp	87,643
177		EnergySouth, Inc	4,740
5,625		Entergy Corp	386,156
17,522		Exelon Corp	931,119
8,799		FirstEnergy Corp	431,063
10,416		FPL Group, Inc	432,889
2,033		Great Plains Energy, Inc	56,843
2,242		Hawaiian Electric Industries, Inc	58,068
1,026		Idacorp, Inc	30,062
300		ITC Holdings Corp	8,427
4,193		KeySpan Corp	149,648
2,569		Kinder Morgan, Inc	236,220
511		Laclede Group, Inc	14,926
3,272		MDU Resources Group, Inc	107,125
496		Metal Management, Inc	11,537
461		MGE Energy, Inc	15,633
266		Middlesex Water Co	4,612
1,966		National Fuel Gas Co	61,320
729		New Jersey Resources Corp	30,538
1,150		Nicor, Inc	45,207
7,047		NiSource, Inc	147,000
3,475		Northeast Utilities	68,423
689		Northwest Natural Gas Co	23,550
933		NorthWestern Corp	28,988

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,151	*	NRG Energy, Inc	$101,355
2,778		NSTAR	79,729
2,378		OGE Energy Corp	63,707
2,654		Oneok, Inc	70,676
300		Ormat Technologies, Inc	7,842
890		Otter Tail Corp	25,792
1,085		Peoples Energy Corp	38,051
4,920		Pepco Holdings, Inc	110,060
9,682		PG&E Corp	359,396
90	*	Pico Holdings, Inc	2,903
2,055		Piedmont Natural Gas Co, Inc	49,649
400	*	Pike Electric Corp	6,488
2,464		Pinnacle West Capital Corp	101,886
1,364	*	Plug Power, Inc	6,997
1,795		PNM Resources, Inc	43,960
9,884		PPL Corp	290,590
445	v*	Progress Energy Inc (Cvo)	4
6,543		Progress Energy, Inc	287,369
6,259		Public Service Enterprise Group, Inc	406,647
2,695		Puget Energy, Inc	55,032
2,210		Questar Corp	167,297
8,031	*	Reliant Energy, Inc	82,880
3,574		Republic Services, Inc	134,204
800		Resource America, Inc (Class A)	13,640
2,837		SCANA Corp	111,721
6,802		Sempra Energy	305,002
4,495	*	Sierra Pacific Resources	58,615
324		SJW Corp	14,742
672		South Jersey Industries, Inc	19,582
19,632		Southern Co	677,893
2,494	*	Southern Union Co	58,952
816		Southwest Gas Corp	21,542
487		Southwest Water Co	6,969
1,260	*	Stericycle, Inc	74,189
5,187		TECO Energy, Inc	89,113
12,662		TXU Corp	635,506
2,660		UGI Corp	54,796
345		UIL Holdings Corp	15,867
758		Unisource Energy Corp	23,650
2,227		Vectren Corp	60,485
1,137	*	Waste Connections, Inc	39,181
1,695	*	Waste Services, Inc	5,644
2,264		Westar Energy, Inc	48,676
1,477		Western Gas Resources, Inc	69,552
1,375		WGL Holdings, Inc	41,333
14,871		Williams Cos, Inc	344,561
3,053		Wisconsin Energy Corp	119,250
1,065		WPS Resources Corp	58,905
10,830		Xcel Energy, Inc	199,922

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	14,121,870

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 8.89%
722	*	Actel Corp	$9,191
1,166		Acuity Brands, Inc	37,079
2,884	*	Adaptec, Inc	16,785
3,168	*	ADC Telecommunications, Inc	70,773
609	*	Advanced Energy Industries, Inc	7,204
10,177	*	Advanced Micro Devices, Inc	311,416
1,672	*	Aeroflex, Inc	17,974
4,946	*	Agere Systems, Inc	63,803
1,977		Alliance One International, Inc	7,710
9,684	*	Altera Corp	179,445
4,357		American Power Conversion Corp	95,854
687	*	American Superconductor Corp	5,407
1,842		Ametek, Inc	78,359
982	*	AMIS Holdings, Inc	10,458
3,231	*	Amkor Technology, Inc	18,094
2,296		Amphenol Corp (Class A)	101,621
9,841		Analog Devices, Inc	352,997
4,336	*	Andrew Corp	46,525
9,310	*	Applied Micro Circuits Corp	23,927
235		Applied Signal Technology, Inc	5,335
3,190	*	Arris Group, Inc	30,209
1,226	*	Artesyn Technologies, Inc	12,628
903	*	Atheros Communications, Inc	11,739
12,110	*	Atmel Corp	37,420
973	*	ATMI, Inc	27,215
1,162		AVX Corp	16,826
810		Baldor Electric Co	20,777
257		Bel Fuse, Inc (Class B)	8,173
1,297	*	Benchmark Electronics, Inc	43,618
7,200	*	Broadcom Corp (Class A)	339,480
1,990	*	Broadwing Corp	12,040
7,166	*	Brocade Communications Systems, Inc	29,166
596		C&D Technologies, Inc	4,542
74	*	Catapult Communications Corp	1,094
1,805	*	CCE Spinco, Inc	23,646
931	*	C-COR, Inc	4,525
673	*	Ceradyne, Inc	29,477
1,008	*	Checkpoint Systems, Inc	24,847
15,634	*	Ciena Corp	46,433
170,242	*	Cisco Systems, Inc	2,914,543
600	*	Color Kinetics, Inc	8,634
456	*	Comtech Telecommunications Corp	13,926
5,207	*	Comverse Technology, Inc	138,454
10,588	*	Conexant Systems, Inc	23,929
2,139	*	Cree, Inc	53,988
1,104		CTS Corp	12,210
360		Cubic Corp	7,186
1,006	*	Cymer, Inc	35,723
3,443	*	Cypress Semiconductor Corp	49,063
249	*	Diodes, Inc	7,731
695	*	Ditech Communications Corp	5,803

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

721	*	Dolby Laboratories, Inc (Class A)	$12,293
795	*	DSP Group, Inc	19,923
473	*	DTS, Inc	7,000
1,002	*	Electro Scientific Industries, Inc	24,198
1,200	*	Emcore Corp	8,904
10,960		Emerson Electric Co	818,712
179	*	EndWave Corp	2,109
1,851	*	Energizer Holdings, Inc	92,161
595	*	Energy Conversion Devices, Inc	24,246
1,186	*	EnerSys	15,465
1,043	*	Evergreen Solar, Inc	11,108
901	*	Exar Corp	11,281
2,833	*	Fairchild Semiconductor International, Inc	47,906
4,657	*	Finisar Corp	9,687
576		Franklin Electric Co, Inc	22,775
10,624	*	Freescale Semiconductor, Inc (Class B)	267,406
1,189	*	FuelCell Energy, Inc	10,071
6,578	*	Gemstar-TV Guide International, Inc	17,169
279,081	d	General Electric Co	9,781,789
625	*	Genlyte Group, Inc	33,481
1,777	*	Glenayre Technologies, Inc	5,775
2,670	*	GrafTech International Ltd	16,607
567	*	Greatbatch, Inc	14,748
1,753		Harman International Industries, Inc	171,531
2,383	*	Harmonic, Inc	11,558
3,396		Harris Corp	146,062
1,227	*	Hexcel Corp	22,147
22,526		Honeywell International, Inc	839,094
593	*	Hutchinson Technology, Inc	16,871
1,081		Imation Corp	49,802
5,405	*	Integrated Device Technology, Inc	71,238
1,005	*	Integrated Silicon Solutions, Inc	6,472
162,658		Intel Corp	4,059,944
1,494	*	Interdigital Communications Corp	27,370
832	*	International DisplayWorks, Inc	4,942
1,705	*	International Rectifier Corp	54,390
4,054		Intersil Corp (Class A)	100,864
499		Inter-Tel, Inc	9,765
916	*	InterVoice, Inc	7,291
529	*	IXYS Corp	6,184
40,259	*	JDS Uniphase Corp	95,011
2,675	*	Kemet Corp	18,912
3,151		L-3 Communications Holdings, Inc	234,277
2,469	*	Lattice Semiconductor Corp	10,666
1,000	*	Leadis Technology, Inc	5,150
554	*	Lifeline Systems, Inc	20,254
1,041		Lincoln Electric Holdings, Inc	41,286
8,172		Linear Technology Corp	294,764
463	*	Littelfuse, Inc	12,617
508		LSI Industries, Inc	7,955
10,469	*	LSI Logic Corp	83,752
114,997	*	Lucent Technologies, Inc	305,892

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,123	*	Mattson Technology, Inc	$11,297
8,622		Maxim Integrated Products, Inc	312,461
5,887	*	Maxtor Corp	40,856
1,861		Maytag Corp	35,024
3,375	*	McData Corp (Class A)	12,825
366	*	Medis Technologies Ltd	5,384
3,609	*	MEMC Electronic Materials, Inc	80,012
597	*	Mercury Computer Systems, Inc	12,316
1,436		Methode Electronics, Inc	14,317
160	*	Metrologic Instruments, Inc	3,082
1,757	*	Micrel, Inc	20,381
5,430		Microchip Technology, Inc	174,575
15,680	*	Micron Technology, Inc	208,701
1,400	*	Microsemi Corp	38,724
1,400	*	Microtune, Inc	5,838
1,154	*	MIPS Technologies, Inc	6,555
696	*	Mobility Electronics, Inc	6,723
3,603		Molex, Inc	93,498
700	*	Monolithic Power Systems, Inc	10,493
1,247	*	Moog, Inc	35,390
64,396		Motorola, Inc	1,454,706
2,667	*	MRV Communications, Inc	5,467
300	*	Multi-Fineline Electronix, Inc	14,451
128		National Presto Industries, Inc	5,677
9,105		National Semiconductor Corp	236,548
300	*	Netlogic Microsystems, Inc	8,172
9,543	*	Network Appliance, Inc	257,661
3,326	*	Novellus Systems, Inc	80,223
4,462	*	Nvidia Corp	163,131
1,567	*	Omnivision Technologies, Inc	31,277
3,389	*	ON Semiconductor Corp	18,741
1,842	*	Openwave Systems, Inc	32,180
752	*	Oplink Communications Inc	10,904
517	*	Optical Communication Products, Inc	1,194
347	*	OSI Systems, Inc	6,381
400		Park Electrochemical Corp	10,392
271	*	Pericom Semiconductor Corp	2,160
1,081	*	Photronics, Inc	16,280
1,100	*	Pixelworks, Inc	5,588
1,280		Plantronics, Inc	36,224
1,032	*	Plexus Corp	23,468
1,257	*	PLX Technology, Inc	10,810
4,913	*	PMC - Sierra, Inc	37,879
2,914	*	Polycom, Inc	44,584
391	*	Portalplayer, Inc	11,073
100	*	Powell Industries, Inc	1,796
690	*	Power Integrations, Inc	16,429
2,364	*	Power-One, Inc	14,231
2,962	*	Powerwave Technologies, Inc	37,232
2,581	*	QLogic Corp	83,908
42,970		Qualcomm, Inc	1,851,148
1,165	*	Quantum Fuel Systems Technologies Worldwide, Inc	3,122

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,424	*	Rambus, Inc	$39,245
354		Raven Industries, Inc	10,213
616		Regal-Beloit Corp	21,806
4,968	*	RF Micro Devices, Inc	26,877
4,640		Rockwell Collins, Inc	215,621
458	*	Rogers Corp	17,944
14,370	*	Sanmina-SCI Corp	61,216
4,094		Scientific-Atlanta, Inc	176,329
500	*	Seachange International, Inc	3,950
1,640	*	Semtech Corp	29,946
932	*	Sigmatel, Inc	12,209
2,200	*	Silicon Image, Inc	19,910
1,038	*	Silicon Laboratories, Inc	38,053
2,309	*	Silicon Storage Technology, Inc	11,660
34,161	*	Sirius Satellite Radio, Inc	228,879
3,963	*	Skyworks Solutions, Inc	20,172
661	*	Spatialight, Inc	2,294
600		Spectralink Corp	7,122
1,075	*	Spectrum Brands, Inc	21,833
398	*	Standard Microsystems Corp	11,419
400	*	Supertex, Inc	17,700
5,522	*	Sycamore Networks, Inc	23,855
1,400	*	Symmetricom, Inc	11,858
620	*	Synaptics, Inc	15,326
1,002		Technitrol, Inc	17,134
1,594	*	Tekelec	22,157
873		Teleflex, Inc	56,728
11,241	*	Tellabs, Inc	122,527
1,756	*	Terayon Communication Systems, Inc	4,056
1,148	*	Tessera Technologies, Inc	29,676
43,713		Texas Instruments, Inc	1,401,876
1,394	*	Thomas & Betts Corp	58,492
2,723	*	Transwitch Corp	4,983
1,456	*	Trident Microsystems, Inc	26,208
2,542	*	Triquint Semiconductor, Inc	11,312
1,148	*	TTM Technologies, Inc	10,791
100	*	Ulticom, Inc	981
395	*	Ultralife Batteries, Inc	4,740
400	*	Universal Display Corp	4,204
400	*	Universal Electronics, Inc	6,892
2,735	*	Utstarcom, Inc	22,044
1,329	*	Valence Technology, Inc	2,047
961	*	Varian Semiconductor Equipment Associates, Inc	42,217
559	*	Viasat, Inc	14,942
270		Vicor Corp	4,269
4,644	*	Vishay Intertechnology, Inc	63,901
5,793	*	Vitesse Semiconductor Corp	11,123
392	*	Volterra Semiconductor Corp	5,880
1,200	*	Westell Technologies, Inc	5,400
1,590		Whirlpool Corp	133,178
9,056		Xilinx, Inc	228,302
652	*	Zhone Technologies, Inc	1,382

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,164	*	Zoran Corp	$18,868

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	32,509,113

ENGINEERING AND MANAGEMENT SERVICES - 0.76%
499	*	Advisory Board Co	23,787
2,956	*	Amylin Pharmaceuticals, Inc	118,004
600	*	Antigenics, Inc	2,856
1,934	*	Applera Corp (Celera Genomics Group)	21,197
1,473	*	Ariad Pharmaceuticals, Inc	8,617
462		CDI Corp	12,659
4,590	*	Celgene Corp	297,432
1,106		Corporate Executive Board Co	99,208
193	*	CRA International, Inc	9,204
2,253	*	CuraGen Corp	6,939
1,159	*	CV Therapeutics, Inc	28,662
1,224	*	deCODE genetics, Inc	10,110
656	*	DiamondCluster International, Inc	5,209
2,311	*	Digitas, Inc	28,934
800	*	Diversa Corp	3,840
1,615	*	eResearch Technology, Inc	24,387
444	*	Essex Corp	7,570
2,026	*	Exelixis, Inc	19,085
169	*	Exponent, Inc	4,796
2,306		Fluor Corp	178,162
1,434	*	Gen-Probe, Inc	69,965
440	*	Greenfield Online, Inc	2,578
1,141	*	Harris Interactive, Inc	4,918
994	*	Hewitt Associates, Inc	27,842
1,608	*	ICOS Corp	44,429
1,684	*	Incyte Corp	8,993
243	*	Infrasource Services, Inc	3,178
2,316	*	Isis Pharmaceuticals, Inc	12,136
1,433	*	Jacobs Engineering Group, Inc	97,258
609	*	Keryx Biopharmaceuticals, Inc	8,916
230		Landauer, Inc	10,601
368	*	LECG Corp	6,396
1,784	*	Lexicon Genetics, Inc	6,512
800	*	Lifecell Corp	15,256
563	*	Luminex Corp	6,542
643		MAXIMUS, Inc	23,592
393	*	Maxygen, Inc	2,951
3,141	*	Monogram Biosciences, Inc	5,874
6,605		Moody's Corp	405,679
265	*	MTC Technologies, Inc	7,256
800	*	Myriad Genetics, Inc	16,640
1,293	*	Navigant Consulting, Inc	28,420
1,050	*	Neopharm, Inc	11,330
703	*	Neurogen Corp	4,633
1,537	*	Orchid Cellmark, Inc	11,681
8,644		Paychex, Inc	329,509

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,005	*	Per-Se Technologies, Inc	$23,477
1,399		Pharmaceutical Product Development, Inc	86,668
588	*	PRG-Schultz International, Inc	359
4,274		Quest Diagnostics, Inc	220,026
1,461	*	Regeneron Pharmaceuticals, Inc	23,303
1,302	*	Resources Connection, Inc	33,930
682	*	Rigel Pharmaceuticals, Inc	5,702
1,582	*	Savient Pharmaceuticals, Inc	5,917
567	*	Seattle Genetics, Inc	2,676
539	*	Senomyx, Inc	6,533
551	*	SFBC International, Inc	8,822
2,024	*	Shaw Group, Inc	58,878
409	*	Sourcecorp	9,808
700	*	Symyx Technologies, Inc	19,103
100		Sypris Solutions, Inc	998
325	*	Tejon Ranch Co	12,974
1,200	*	Telik, Inc	20,388
1,586	*	Tetra Tech, Inc	24,853
482	*	Trimeris, Inc	5,538
1,063	*	URS Corp	39,979
1,000	*	ViaCell, Inc	5,620
700		Washington Group International, Inc	37,079
846		Watson Wyatt & Co Holdings	23,603

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	2,759,977

FABRICATED METAL PRODUCTS - 0.37%
922	*	Alliant Techsystems, Inc	70,229
498		Ameron International Corp	22,699
919		Aptargroup, Inc	47,972
2,867		Ball Corp	113,877
500		CIRCOR International, Inc	12,830
1,664		Commercial Metals Co	62,467
325	*	Commercial Vehicle Group, Inc	6,104
1,495		Crane Co	52,729
4,744	*	Crown Holdings, Inc	92,650
400		Dynamic Materials Corp	12,008
700	*	Earle M Jorgensen Co	6,461
1,003	*	Global Power Equipment Group, Inc	4,534
1,036	*	Griffon Corp	24,667
100		Gulf Island Fabrication, Inc	2,431
6,654		Illinois Tool Works, Inc	585,485
2,538	*	Jacuzzi Brands, Inc	21,319
201		Lifetime Brands, Inc	4,155
356	*	Mobile Mini, Inc	16,874
669	*	NCI Building Systems, Inc	28,419
576		Silgan Holdings, Inc	20,805
824		Simpson Manufacturing Co, Inc	29,952
1,508		Snap-On, Inc	56,640
273		Sturm Ruger & Co, Inc	1,914
200		Sun Hydraulics Corp	3,866

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,026	*	Taser International, Inc	$14,141
566		Valmont Industries, Inc	18,938
280	*	Water Pik Technologies, Inc	6,012
963		Watts Water Technologies, Inc (Class A)	29,169

		TOTAL FABRICATED METAL PRODUCTS	1,369,347

FOOD AND KINDRED PRODUCTS - 2.74%
400		American Italian Pasta Co (Class A)	2,720
20,432		Anheuser-Busch Cos, Inc	877,759
17,112		Archer Daniels Midland Co	421,982
300	*	Boston Beer Co, Inc (Class A)	7,500
6,066		Campbell Soup Co	180,585
200		Coca-Cola Bottling Co Consolidated	8,600
54,873		Coca-Cola Co	2,211,931
7,894		Coca-Cola Enterprises, Inc	151,328
13,490		ConAgra Foods, Inc	273,577
4,888	*	Constellation Brands, Inc (Class A)	128,212
2,092		Corn Products International, Inc	49,978
1,501	*	Darling International, Inc	5,959
5,488		Del Monte Foods Co	57,240
300		Farmer Bros Co	5,802
1,356		Flowers Foods, Inc	37,371
7,740		General Mills, Inc	381,737
1,344	*	Gold Kist, Inc	20,093
9,122		H.J. Heinz Co	307,594
338	*	Hansen Natural Corp	26,638
2,712	*	Hercules, Inc	30,646
4,466		Hershey Co	246,747
2,103		Hormel Foods Corp	68,726
284		J&J Snack Foods Corp	16,872
1,480		J.M. Smucker Co	65,120
6,673		Kellogg Co	288,407
6,527		Kraft Foods, Inc (Class A)	183,670
732		Lancaster Colony Corp	27,121
991		Lance, Inc	18,462
274	*	M&F Worldwide Corp	4,472
3,607		McCormick & Co, Inc (Non-Vote)	111,528
1,180		Molson Coors Brewing Co (Class B)	79,048
283	*	Peet's Coffee & Tea, Inc	8,589
3,629		Pepsi Bottling Group, Inc	103,826
1,753		PepsiAmericas, Inc	40,775
44,139		PepsiCo, Inc	2,607,732
708	*	Ralcorp Holdings, Inc	28,256
466		Sanderson Farms, Inc	14,227
20,918		Sara Lee Corp	395,350
2,442	*	Smithfield Foods, Inc	74,725
657		Tootsie Roll Industries, Inc	19,007
1,164		Topps Co, Inc	8,649
784	*	TreeHouse Foods, Inc	14,676
6,378		Tyson Foods, Inc (Class A)	109,064

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

4,676		Wrigley (Wm.) Jr Co	$310,907

		TOTAL FOOD AND KINDRED PRODUCTS	10,033,208

FOOD STORES - 0.44%
9,640		Albertson's, Inc	205,814
37		Arden Group, Inc (Class A)	3,367
453	*	Great Atlantic & Pacific Tea Co, Inc	14,396
636		Ingles Markets, Inc (Class A)	9,953
18,996	*	Kroger Co	358,644
839	*	Panera Bread Co (Class A)	55,106
327	*	Pantry, Inc	15,366
1,200	*	Pathmark Stores, Inc	11,988
814		Ruddick Corp	17,322
20,712	*	Starbucks Corp	621,567
314		Weis Markets, Inc	13,515
3,438		Whole Foods Market, Inc	266,067
665	*	Wild Oats Markets, Inc	8,033

		TOTAL FOOD STORES	1,601,138

FORESTRY - 0.14%
1,965		Rayonier, Inc	78,305
6,421		Weyerhaeuser Co	425,969

		TOTAL FORESTRY	504,274

FURNITURE AND FIXTURES - 0.38%
300		Bassett Furniture Industries, Inc	5,550
1,642	*	BE Aerospace, Inc	36,124
976		Ethan Allen Interiors, Inc	35,653
1,351		Furniture Brands International, Inc	30,168
1,898		Herman Miller, Inc	53,505
1,548		Hillenbrand Industries, Inc	76,487
1,516		HNI Corp	83,274
164		Hooker Furniture Corp	2,813
1,255	*	Interface, Inc (Class A)	10,316
4,934		Johnson Controls, Inc	359,738
620		Kimball International, Inc (Class B)	6,591
1,120		La-Z-Boy, Inc	15,187
4,937		Leggett & Platt, Inc	113,354
11,298		Masco Corp	341,087
7,322		Newell Rubbermaid, Inc	174,117
1,025	*	Select Comfort Corp	28,034
340		Stanley Furniture Co, Inc	7,881
1,121	*	Tempur-Pedic International, Inc	12,892

		TOTAL FURNITURE AND FIXTURES	1,392,771

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

FURNITURE AND HOMEFURNISHINGS STORES - 0.38%
7,666	*	Bed Bath & Beyond, Inc	$277,126
750	*	Bell Microproducts, Inc	5,738
10,654		Best Buy Co, Inc	463,236
5,106		Circuit City Stores, Inc	115,345
707	*	Cost Plus, Inc	12,125
400	*	Design Within Reach, Inc	2,120
1,384	*	GameStop Corp	44,039
672	*	Guitar Center, Inc	33,607
768		Haverty Furniture Cos, Inc	9,900
1,249	*	Linens 'n Things, Inc	33,223
1,403	*	Mohawk Industries, Inc	122,033
650		Movie Gallery, Inc	3,647
2,367		Pier 1 Imports, Inc	20,664
4,059		RadioShack Corp	85,361
741	*	Restoration Hardware, Inc	4,461
1,682		Steelcase, Inc (Class A)	26,626
1,353	*	The Bombay Co, Inc	4,005
228	*	Trans World Entertainment Corp	1,300
668		Tuesday Morning Corp	13,975
2,950	*	Williams-Sonoma, Inc	127,293

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	1,405,824

GENERAL BUILDING CONTRACTORS - 0.50%
90	*	Avatar Holdings, Inc	4,943
1,053		Beazer Homes USA, Inc	76,701
344		Brookfield Homes Corp	17,107
3,346		Centex Corp	239,206
7,086		DR Horton, Inc	253,183
864	*	Hovnanian Enterprises, Inc (Class A)	42,889
2,070		KB Home	150,406
3,624		Lennar Corp (Class A)	221,136
325		Levitt Corp (Class A)	7,391
266		M/I Homes, Inc	10,805
139	v*	Mascotech (Escrow)	0
532		McGrath RentCorp	14,790
795		MDC Holdings, Inc	49,274
586	*	Meritage Homes Corp	36,871
134	*	NVR, Inc	94,068
769	*	Palm Harbor Homes, Inc	14,457
514	*	Perini Corp	12,413
5,692		Pulte Homes, Inc	224,037
1,222		Ryland Group, Inc	88,143
1,744		Standard-Pacific Corp	64,179
382		Technical Olympic USA, Inc	8,056
2,830	*	Toll Brothers, Inc	98,031
942		Walter Industries, Inc	46,836
909	*	WCI Communities, Inc	24,407
113	*	William Lyon Homes, Inc	11,402

		TOTAL GENERAL BUILDING CONTRACTORS	1,810,731

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

GENERAL MERCHANDISE STORES - 1.82%
1,137	*	99 Cents Only Stores	$11,893
3,096	*	Big Lots, Inc	37,183
1,975	*	BJ's Wholesale Club, Inc	58,381
801	*	Cabela's, Inc	13,297
1,499		Casey's General Stores, Inc	37,175
12,619		Costco Wholesale Corp	624,262
1,749		Dillard's, Inc (Class A)	43,410
8,718		Dollar General Corp	166,252
4,392		Family Dollar Stores, Inc	108,878
7,056		Federated Department Stores, Inc	468,024
1,283		Fred's, Inc	20,874
5,577		JC Penney Co, Inc	310,081
373	*	Retail Ventures, Inc	4,640
3,234	*	Saks, Inc	54,525
556		Stein Mart, Inc	10,091
23,278		Target Corp	1,279,592
12,831		TJX Cos, Inc	298,064
66,331		Wal-Mart Stores, Inc	3,104,291

		TOTAL GENERAL MERCHANDISE STORES	6,650,913

HEALTH SERVICES - 1.19%
1,059	*	Alliance Imaging, Inc	6,301
778	*	Allied Healthcare International, Inc	4,777
507	*	Amedisys, Inc	21,416
300	*	America Service Group, Inc	4,758
450	*	American Dental Partners, Inc	8,136
867	*	American Healthways, Inc	39,232
717	*	American Retirement Corp	18,018
5,438		AmerisourceBergen Corp	225,133
793	*	Amsurg Corp	18,128
1,196	*	Apria Healthcare Group, Inc	28,836
3,020	*	Beverly Enterprises, Inc	35,243
500	*	Bio-Reference Labs, Inc	9,405
11,981	*	Caremark Rx, Inc	620,496
2,280	*	Community Health Systems, Inc	87,415
90	*	Corvel Corp	1,709
1,652	*	Covance, Inc	80,205
4,158	*	Coventry Health Care, Inc	236,840
941	*	Cross Country Healthcare, Inc	16,731
2,697	*	DaVita, Inc	136,576
1,437	*	Edwards Lifesciences Corp	59,794
604	*	Enzo Biochem, Inc	7,502
3,238	*	Express Scripts, Inc	271,344
517	*	Genesis HealthCare Corp	18,881
671	*	Gentiva Health Services, Inc	9,891
11,573		HCA, Inc	584,437
6,304		Health Management Associates, Inc (Class A)	138,436
2,018		Hooper Holmes, Inc	5,146
270	*	Horizon Health Corp	6,110

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

708	*	Kindred Healthcare, Inc	$18,238
3,508	*	Laboratory Corp of America Holdings	188,906
635		LCA-Vision, Inc	30,169
1,383	*	LifePoint Hospitals, Inc	51,863
2,396	*	Lincare Holdings, Inc	100,416
751	*	Magellan Health Services, Inc	23,619
2,289		Manor Care, Inc	91,034
450	*	Matria Healthcare, Inc	17,442
170	*	Medcath Corp	3,154
8,002	*	Medco Health Solutions, Inc	446,512
175		National Healthcare Corp	6,542
2,300	*	Nektar Therapeutics	37,858
631	*	Odyssey HealthCare, Inc	11,762
1,087		Option Care, Inc	14,522
1,400	*	PainCare Holdings, Inc	4,564
733	*	Pediatrix Medical Group, Inc	64,922
679	*	Psychiatric Solutions, Inc	39,884
400	*	Radiation Therapy Services, Inc	14,124
500	*	RehabCare Group, Inc	10,100
1,815	*	Renal Care Group, Inc	85,868
625	*	Sierra Health Services, Inc	49,975
900	*	Specialty Laboratories, Inc	11,745
940	*	Sunrise Senior Living, Inc	31,687
233	*	Symbion, Inc	5,359
12,116	*	Tenet Healthcare Corp	92,809
2,308	*	Triad Hospitals, Inc	90,543
302	*	U.S. Physical Therapy, Inc	5,578
1,188	*	United Surgical Partners International, Inc	38,194
1,341		Universal Health Services, Inc (Class B)	62,678
309	*	VistaCare, Inc (Class A)	3,863

		TOTAL HEALTH SERVICES	4,354,826

HEAVY CONSTRUCTION, EXCEPT BUILDING - 0.01%
1,209		Granite Construction, Inc	43,415

		TOTAL HEAVY CONSTRUCTION, EXCEPT BUILDING	43,415

HOLDING AND OTHER INVESTMENT OFFICES - 2.50%
326	*	4Kids Entertainment, Inc	5,115
1,000		Aames Investment Corp	6,460
690		Acadia Realty Trust	13,835
871	*	Affiliated Managers Group, Inc	69,898
695		Affordable Residential Communities	6,623
496		Agree Realty Corp	14,334
54	*	Alexander's, Inc	13,257
499		Alexandria Real Estate Equities, Inc	40,170
3,401		Allied Capital Corp	99,887
2,246		AMB Property Corp	110,436
400		American Campus Communities, Inc	9,920

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

3,293		American Financial Realty Trust	$39,516
921		American Home Mortgage Investment Corp	29,997
668		AMLI Residential Properties Trust	25,417
3,324		Annaly Mortgage Management, Inc	36,365
1,284		Anthracite Capital, Inc	13,521
1,557		Anworth Mortgage Asset Corp	11,366
2,490		Apartment Investment & Management Co (Class A)	94,296
1,369		Apollo Investment Corp	24,546
197		Arbor Realty Trust, Inc	5,106
5,610		Archstone-Smith Trust	235,003
1,596		Arden Realty, Inc	71,549
1,164		Ashford Hospitality Trust, Inc	12,210
2,006		AvalonBay Communities, Inc	179,036
477		Bedford Property Investors	10,465
600		Bimini Mortgage Management, Inc (Class A)	5,430
814		BioMed Realty Trust, Inc	19,862
2,922		Boston Properties, Inc	216,608
470	*	Boykin Lodging Co	5,743
1,460		Brandywine Realty Trust	40,749
1,328		BRE Properties, Inc (Class A)	60,397
1,211		Camden Property Trust	70,141
637		Capital Lease Funding, Inc	6,708
77		Capital Southwest Corp	6,969
373		Capital Trust, Inc	10,921
1,526		CarrAmerica Realty Corp	52,845
1,124		CBL & Associates Properties, Inc	44,409
463		Cedar Shopping Centers, Inc	6,514
1,174		Centerpoint Properties Trust	58,090
309		CentraCore Properties Trust	8,303
300		Cherokee, Inc	10,317
1,100		Colonial Properties Trust	46,178
600		Columbia Equity Trust, Inc	9,690
1,346		Commercial Net Lease Realty, Inc	27,418
957		Corporate Office Properties Trust	34,012
936		Cousins Properties, Inc	26,489
2,446		Crescent Real Estate Equities Co	48,480
405	*	Criimi MAE, Inc	8,019
700		Deerfield Triarc Capital Corp	9,590
2,785		Developers Diversified Realty Corp	130,951
553		DiamondRock Hospitality Co	6,614
300		Digital Realty Trust, Inc	6,789
3,962		Duke Realty Corp	132,331
570		EastGroup Properties, Inc	25,741
1,300		ECC Capital Corp	2,938
600		Education Realty Trust, Inc	7,734
663		Entertainment Properties Trust	27,017
1,440		Equity Inns, Inc	19,512
476		Equity Lifestyle Properties, Inc	21,182
10,776		Equity Office Properties Trust	326,836
800		Equity One, Inc	18,496
7,552		Equity Residential	295,434
644		Essex Property Trust, Inc	59,377

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

600		Extra Space Storage, Inc	$9,240
1,367		Federal Realty Investment Trust	82,909
1,200		FelCor Lodging Trust, Inc	20,652
1,272		Fieldstone Investment Corp	15,086
1,143		First Industrial Realty Trust, Inc	44,006
423		First Potomac Realty Trust	11,252
3,885		Friedman Billings Ramsey Group, Inc	38,462
4,822		General Growth Properties, Inc	226,586
629		Getty Realty Corp	16,536
236		Gladstone Capital Corp	5,046
847		Glenborough Realty Trust, Inc	15,331
789		Glimcher Realty Trust	19,188
390		Global Signal, Inc	16,832
800		GMH Communities Trust	12,408
543		Government Properties Trust, Inc	5,066
400		Gramercy Capital Corp	9,112
350		Harris & Harris Group, Inc	4,865
3,586		Health Care Property Investors, Inc	91,658
1,462		Health Care REIT, Inc	49,562
1,251		Healthcare Realty Trust, Inc	41,621
713		Heritage Property Investment Trust	23,814
974		Highland Hospitality Corp	10,763
1,624		Highwoods Properties, Inc	46,203
1,100		Home Properties, Inc	44,880
1,700		HomeBanc Corp	12,716
1,756		Hospitality Properties Trust	70,416
9,120		Host Marriott Corp	172,824
5,594		HRPT Properties Trust	57,898
2,165		IMPAC Mortgage Holdings, Inc	20,373
1,748		Inland Real Estate Corp	25,853
920		Innkeepers U.S.A. Trust	14,720
1,600		Investors Real Estate Trust	14,768
1,200		iShares Russell 2000 Index Fund	80,028
1,300		iShares Russell Midcap Index Fund	114,309
3,022		iStar Financial, Inc	107,734
800		Kilroy Realty Corp	49,520
5,110		Kimco Realty Corp	163,929
700		Kite Realty Group Trust	10,829
800		KKR Financial Corp	19,192
781		LaSalle Hotel Properties	28,678
1,140		Lexington Corporate Properties Trust	24,282
2,352		Liberty Property Trust	100,783
355		LTC Properties, Inc	7,466
1,028		Luminent Mortgage Capital, Inc	7,720
1,693		Macerich Co	113,668
1,607		Mack-Cali Realty Corp	69,422
956		Maguire Properties, Inc	29,540
2,480	*	MeriStar Hospitality Corp	23,312
2,141		MFA Mortgage Investments, Inc	12,204
569		Mid-America Apartment Communities, Inc	27,597
1,511		Mills Corp	63,371
500		MortgageIT Holdings, Inc	6,830

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

913		National Health Investors, Inc	$23,701
1,874		Nationwide Health Properties, Inc	40,104
1,272		New Century Financial Corp	45,881
2,873		New Plan Excel Realty Trust	66,596
1,140		Newcastle Investment Corp	28,329
700		NorthStar Realty Finance Corp	7,133
704		Novastar Financial, Inc	19,789
1,305		Omega Healthcare Investors, Inc	16,430
400		One Liberty Properties, Inc	7,364
900		Origen Financial, Inc	6,408
1,070		Pan Pacific Retail Properties, Inc	71,572
509		Parkway Properties, Inc	20,431
1,044		Pennsylvania Real Estate Investment Trust	39,004
4,929		Plum Creek Timber Co, Inc	177,690
1,037		Post Properties, Inc	41,428
1,179		Prentiss Properties Trust	47,962
6,456		Prologis	301,624
437		PS Business Parks, Inc	21,500
2,174		Public Storage, Inc	147,223
731		RAIT Investment Trust	18,948
311		Ramco-Gershenson Properties	8,288
2,302		Realty Income Corp	49,769
2,127		Reckson Associates Realty Corp	76,529
514		Redwood Trust, Inc	21,208
1,645		Regency Centers Corp	96,973
340		Saul Centers, Inc	12,274
1,300		Saxon Capital, Inc	14,729
1,322		Senior Housing Properties Trust	22,355
1,309		Shurgard Storage Centers, Inc (Class A)	74,233
4,487		Simon Property Group, Inc	343,839
474		Sizeler Property Investors, Inc	6,091
1,035		SL Green Realty Corp	79,064
368		Sovran Self Storage, Inc	17,285
5,800		SPDR Trust Series 1	722,158
1,400		Spirit Finance Corp	15,890
1,100		Strategic Hotel Capital, Inc	22,638
366		Sun Communities, Inc	11,492
400		Sunstone Hotel Investors, Inc	10,628
766		Tanger Factory Outlet Centers, Inc	22,015
273	*	Tarragon Corp	5,629
1,400		Taubman Centers, Inc	48,650
6,392	*	Telewest Global, Inc	152,257
2,878		Thornburg Mortgage, Inc	75,404
559		Town & Country Trust	18,900
2,431		Trizec Properties, Inc	55,719
1,258		Trustreet Properties, Inc	18,392
3,488		United Dominion Realty Trust, Inc	81,759
488		Universal Health Realty Income Trust	15,294
562		Urstadt Biddle Properties, Inc (Class A)	9,110
791		U-Store-It Trust	16,651
2,492		Ventas, Inc	79,794
3,188		Vornado Realty Trust	266,102

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,105		Washington Real Estate Investment Trust	$33,537
2,101		Weingarten Realty Investors	79,439
600		Winston Hotels, Inc	5,940

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES	9,143,374

HOTELS AND OTHER LODGING PLACES - 0.42%
632		Ameristar Casinos, Inc	14,346
950	*	Aztar Corp	28,871
469	*	Bluegreen Corp	7,410
1,136		Boyd Gaming Corp	54,142
1,012		Choice Hotels International, Inc	42,261
1,045	*	Gaylord Entertainment Co	45,552
665	*	Great Wolf Resorts, Inc	6,856
9,942		Hilton Hotels Corp	239,702
543	*	Isle of Capri Casinos, Inc	13,227
5,290	*	La Quinta Corp	58,931
500	*	Las Vegas Sands Corp	19,735
485		Marcus Corp	11,398
4,707		Marriott International, Inc (Class A)	315,228
3,260	*	MGM Mirage	119,544
1,000	*	MTR Gaming Group, Inc	10,410
300	*	Riviera Holdings Corp	4,917
5,627		Starwood Hotels & Resorts Worldwide, Inc	359,340
1,452		Station Casinos, Inc	98,446
796	*	Vail Resorts, Inc	26,292
1,247	*	Wynn Resorts Ltd	68,398

		TOTAL HOTELS AND OTHER LODGING PLACES	1,545,006

INDUSTRIAL MACHINERY AND EQUIPMENT - 5.48%
20,254		3M Co	1,569,685
128	*	Aaon, Inc	2,294
696		Actuant Corp	38,837
1,946	*	Advanced Digital Information Corp	19,051
2,424	*	AGCO Corp	40,166
741		Albany International Corp (Class A)	26,795
4,876		American Standard Cos, Inc	194,796
21,638	*	Apple Computer, Inc	1,555,556
43,952		Applied Materials, Inc	788,499
455	*	Astec Industries, Inc	14,860
354	*	ASV, Inc	8,843
1,413	*	Asyst Technologies, Inc	8,082
2,844	*	Axcelis Technologies, Inc	13,566
2,119		Black & Decker Corp	184,268
472		Black Box Corp	22,363
776	*	Blount International, Inc	12,362
1,362		Briggs & Stratton Corp	52,832
2,121	*	Brooks Automation, Inc	26,576
531		Bucyrus International, Inc (Class A)	27,984

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

813		Carlisle Cos, Inc	$56,219
328		Cascade Corp	15,386
18,010		Caterpillar, Inc	1,040,438
1,620		CDW Corp	93,263
2,247	*	Cirrus Logic, Inc	15,010
2,994	*	Cooper Cameron Corp	123,952
1,196		Cummins, Inc	107,317
486		Curtiss-Wright Corp	26,536
6,521		Deere & Co	444,145
64,747	*	Dell, Inc	1,941,763
1,867		Diebold, Inc	70,946
1,931		Donaldson Co, Inc	61,406
1,200	*	Dot Hill Systems Corp	8,316
5,306		Dover Corp	214,840
500	*	Dresser-Rand Group, Inc	12,090
288	*	Dril-Quip, Inc	13,594
3,925		Eaton Corp	263,328
63,305	*	EMC Corp	862,214
1,918	*	Emulex Corp	37,957
1,080		Engineered Support Systems, Inc	44,971
549	*	EnPro Industries, Inc	14,796
3,733	*	Entegris, Inc	35,165
2,903	*	Extreme Networks, Inc	13,789
322	*	Fargo Electronics, Inc	6,199
368	*	Flanders Corp	4,475
1,541	*	Flowserve Corp	60,962
1,696	*	FMC Technologies, Inc	72,792
654	*	Gardner Denver, Inc	32,242
6,285	*	Gateway, Inc	15,775
261	*	Gehl Co	6,851
498	*	Global Imaging Systems, Inc	17,246
125		Gorman-Rupp Co	2,764
1,799		Graco, Inc	65,628
3,240	*	Grant Prideco, Inc	142,949
76,178		Hewlett-Packard Co	2,180,976
465	*	Hydril	29,109
1,320		IDEX Corp	54,265
1,102	*	Intermec, Inc	37,248
42,542	d	International Business Machines Corp	3,496,952
8,960		International Game Technology	275,789
471	*	Intevac, Inc	6,217
4,411	*	Jabil Circuit, Inc	163,604
3,127		Joy Global, Inc	125,080
277	*	Kadant, Inc	5,125
816		Kaydon Corp	26,226
1,026		Kennametal, Inc	52,367
700	*	Komag, Inc	24,262
1,778	*	Kulicke & Soffa Industries, Inc	15,718
3,747	*	Lam Research Corp	133,693
1,100		Lennox International, Inc	31,020
3,227	*	Lexmark International, Inc	144,666
347		Lindsay Manufacturing Co	6,673

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

400		Lufkin Industries, Inc	$19,948
698		Manitowoc Co, Inc	35,054
987	*	Micros Systems, Inc	47,692
126	*	Middleby Corp	10,899
1,187	*	Mikohn Gaming Corp	11,716
907		Modine Manufacturing Co	29,559
108		Nacco Industries, Inc (Class A)	12,652
909	*	Netgear, Inc	17,498
286		NN, Inc	3,032
806		Nordson Corp	32,651
2,435	*	Nuance Communications, Inc	18,579
900	*	Oil States International, Inc	28,512
3,241		Pall Corp	87,053
1,177	*	Palm, Inc	37,429
200	*	PAR Technology Corp	5,552
3,212		Parker Hannifin Corp	211,864
728	*	Paxar Corp	14,291
2,766		Pentair, Inc	95,482
590	*	ProQuest Co	16,467
3,577	*	Quantum Corp	10,910
300	*	Rimage Corp	8,694
115		Robbins & Myers, Inc	2,340
4,796		Rockwell Automation, Inc	283,731
4,666	*	SanDisk Corp	293,118
45		Sauer-Danfoss, Inc	846
353	*	Scansource, Inc	19,302
1,984	*	Scientific Games Corp (Class A)	54,124
200	*	Semitool, Inc	2,176
5,254		Smith International, Inc	194,976
25,371	*	Solectron Corp	92,858
1,998		SPX Corp	91,448
344		Standex International Corp	9,549
2,274		Stanley Works	109,243
805		Stewart & Stevenson Services, Inc	17,010
6,474		Symbol Technologies, Inc	82,997
367		Tecumseh Products Co (Class A)	8,408
234		Tennant Co	12,168
1,388	*	Terex Corp	82,447
1,936		Timken Co	61,991
1,189		Toro Co	52,043
341	*	TurboChef Technologies, Inc	4,897
810	*	Ultratech, Inc	13,300
3,445	*	Varian Medical Systems, Inc	173,421
647	*	VeriFone Holdings, Inc	16,369
568		Watsco, Inc	33,972
5,786	*	Western Digital Corp	107,677
300		Woodward Governor Co	25,803
1,879	*	Zebra Technologies Corp (Class A)	80,515

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	20,043,992

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

INSTRUMENTS AND RELATED PRODUCTS - 4.41%
492	*	Abaxis, Inc	$8,108
429	*	Abiomed, Inc	3,964
266	*	ADE Corp	6,400
1,615	*	Advanced Medical Optics, Inc	67,507
1,784	*	Affymetrix, Inc	85,186
12,658	*	Agilent Technologies, Inc	421,385
1,500	*	Align Technology, Inc	9,705
3,398		Allergan, Inc	366,848
1,794	*	American Medical Systems Holdings, Inc	31,987
214	*	American Science & Engineering, Inc	13,347
360		Analogic Corp	17,226
700	*	Anaren, Inc	10,941
314	*	Animas Corp	7,583
5,435		Applera Corp (Applied Biosystems Group)	144,354
232	*	ARGON ST, Inc	7,187
547		Arrow International, Inc	15,858
700	*	Arthrocare Corp	29,498
449	*	Aspect Medical Systems, Inc	15,423
500	*	August Technology Corp	5,495
144		Badger Meter, Inc	5,651
2,766		Bard (C.R.), Inc	182,335
1,394		Bausch & Lomb, Inc	94,653
16,220		Baxter International, Inc	610,683
1,612		Beckman Coulter, Inc	91,723
6,788		Becton Dickinson & Co	407,823
6,562		Biomet, Inc	239,972
432	*	Bio-Rad Laboratories, Inc (Class A)	28,270
365	*	Biosite, Inc	20,546
17,495	*	Boston Scientific Corp	428,453
446	*	Bruker BioSciences Corp	2,168
414	*	Candela Corp	5,978
400	*	Cantel Medical Corp	7,176
1,175	*	Cepheid, Inc	10,317
372		CNS, Inc	8,151
793	*	Coherent, Inc	23,536
475		Cohu, Inc	10,863
987	*	Conmed Corp	23,352
1,094		Cooper Cos, Inc	56,122
2,710	*	Credence Systems Corp	18,862
555	*	Cyberonics, Inc	17,927
6,155		Danaher Corp	343,326
446		Datascope Corp	14,740
2,100		Dentsply International, Inc	112,749
526	*	Dionex Corp	25,816
503	*	DJ Orthopedics, Inc	13,873
709		DRS Technologies, Inc	36,457
7,483		Eastman Kodak Co	175,102
656		EDO Corp	17,751
866	*	Encore Medical Corp	4,287
600	*	ESCO Technologies, Inc	26,694
565	*	Esterline Technologies Corp	21,012

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

245	*	Excel Technology, Inc	$5,826
298	*	FARO Technologies, Inc	5,960
815	*	FEI Co	15,624
3,184	*	Fisher Scientific International, Inc	196,962
1,894	*	Flir Systems, Inc	42,293
781	*	Formfactor, Inc	19,080
1,212	*	Fossil, Inc	26,070
357	*	Foxhollow Technologies, Inc	10,635
8,567		Guidant Corp	554,713
671	*	Haemonetics Corp	32,785
888	*	HealthTronics, Inc	6,793
463	*	Herley Industries, Inc	7,644
926	*	Hologic, Inc	35,114
283	*	ICU Medical, Inc	11,096
511	*	I-Flow Corp	7,471
600	*	II-VI, Inc	10,722
819	*	Illumina, Inc	11,548
1,017	*	Inamed Corp	89,171
1,170	*	Input/Output, Inc	8,225
454	*	Integra LifeSciences Holdings Corp	16,099
733	*	Intermagnetics General Corp	23,383
343	*	Intralase Corp	6,116
937	*	Intuitive Surgical, Inc	109,882
737		Invacare Corp	23,208
900	*	Ionatron, Inc	9,099
420	*	IRIS International, Inc	9,181
500	*	Ista Pharmaceuticals, Inc	3,180
593	*	Itron, Inc	23,744
995	*	Ixia	14,706
78,285		Johnson & Johnson	4,704,929
328		Keithley Instruments, Inc	4,585
207	*	Kensey Nash Corp	4,560
5,143		Kla-Tencor Corp	253,704
2,526	*	Kopin Corp	13,514
655	*	Kyphon, Inc	26,744
300	*	LaBarge, Inc	4,311
509	*	Laserscope	11,432
219	*	LeCroy Corp	3,349
2,794	*	Lexar Media, Inc	22,939
1,706	*	LTX Corp	7,677
301	*	Measurement Specialties, Inc	7,329
31,919		Medtronic, Inc	1,837,577
1,051		Mentor Corp	48,430
814	*	Merit Medical Systems, Inc	9,882
1,088	*	Mettler-Toledo International, Inc	60,058
267	*	Micro Therapeutics, Inc	1,850
1,370	*	Millipore Corp	90,475
672		Mine Safety Appliances Co	24,333
854	*	MKS Instruments, Inc	15,278
369	*	Molecular Devices Corp	10,675
824		Movado Group, Inc	15,079
779		MTS Systems Corp	26,985

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

2,358	*	Nanogen, Inc	$6,178
1,411		National Instruments Corp	45,223
200	*	Neurometrix, Inc	5,456
1,300	*	Newport Corp	17,602
404	*	NuVasive, Inc	7,312
609		Oakley, Inc	8,946
338	*	Palomar Medical Technologies, Inc	11,844
3,347		PerkinElmer, Inc	78,855
500	*	Photon Dynamics, Inc	9,140
6,109		Pitney Bowes, Inc	258,105
677		PolyMedica Corp	22,659
1,824	*	Resmed, Inc	69,877
1,862	*	Respironics, Inc	69,024
311	*	Rofin-Sinar Technologies, Inc	13,519
2,220		Roper Industries, Inc	87,712
500	*	Rudolph Technologies, Inc	6,440
925	*	Sirf Technology Holdings, Inc	27,565
300	*	Somanetics Corp	9,600
491	*	Sonic Solutions, Inc	7,419
600	*	SonoSite, Inc	21,006
9,524	*	St. Jude Medical, Inc	478,105
722	*	Star Scientific, Inc	1,697
2,032		STERIS Corp	50,841
7,742		Stryker Corp	343,977
1,064	*	Sybron Dental Specialties, Inc	42,358
300	*	Symmetry Medical, Inc	5,817
1,152	*	Techne Corp	64,685
2,257		Tektronix, Inc	63,670
1,092	*	Teledyne Technologies, Inc	31,777
5,161	*	Teradyne, Inc	75,196
4,198	*	Thermo Electron Corp	126,486
1,256	*	ThermoGenesis Corp	6,066
1,349	*	Thoratec Corp	27,911
1,427	*	Trimble Navigation Ltd	50,644
775	*	TriPath Imaging, Inc	4,681
152		United Industrial Corp	6,288
804	*	Varian, Inc	31,991
647	*	Veeco Instruments, Inc	11,213
702	*	Ventana Medical Systems, Inc	29,730
1,005	*	Viasys Healthcare, Inc	25,829
257	*	Viisage Technology, Inc	4,526
400	*	Vital Images, Inc	10,460
81		Vital Signs, Inc	3,468
3,076	*	Waters Corp	116,273
754	*	Wright Medical Group, Inc	15,382
25,356	*	Xerox Corp	371,465
544		X-Rite, Inc	5,440
300		Young Innovations, Inc	10,224
6,559	*	Zimmer Holdings, Inc	442,339
300	*	Zoll Medical Corp	7,557

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	16,145,973

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

INSURANCE AGENTS, BROKERS AND SERVICE - 0.46%
8,265		AON Corp	$297,127
2,944		Brown & Brown, Inc	89,910
454		Clark, Inc	6,016
364		Crawford & Co (Class B)	2,097
2,279		Gallagher (Arthur J.) & Co	70,376
7,789		Hartford Financial Services Group, Inc	668,997
977		Hilb Rogal & Hobbs Co	37,624
14,038		Marsh & McLennan Cos, Inc	445,847
917		National Financial Partners Corp	48,188
993	*	USI Holdings Corp	13,674

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,679,856

INSURANCE CARRIERS - 5.39%
637		21st Century Insurance Group	10,307
7,583		Aetna, Inc	715,153
400		Affirmative Insurance Holdings, Inc	5,836
13,274		Aflac, Inc	616,179
1,285		Alfa Corp	20,689
109	*	Alleghany Corp	30,956
17,616		Allstate Corp	952,497
2,811		Ambac Financial Group, Inc	216,616
861		American Equity Investment Life Holding Co	11,236
1,014		American Financial Group, Inc	38,846
60,497		American International Group, Inc	4,127,710
183		American National Insurance Co	21,409
300	*	American Physicians Capital, Inc	13,737
1,329	*	AMERIGROUP Corp	25,862
1,024		AmerUs Group Co	58,030
723	*	Argonaut Group, Inc	23,693
2,888		Assurant, Inc	125,599
437		Baldwin & Lyons, Inc (Class B)	10,619
426		Bristol West Holdings, Inc	8,107
1,142	*	Centene Corp	30,023
849	*	Ceres Group, Inc	4,389
5,103		Chubb Corp	498,308
3,411		Cigna Corp	381,009
4,501		Cincinnati Financial Corp	201,105
1,385	*	Citizens, Inc	7,548
643	*	CNA Financial Corp	21,045
362	*	CNA Surety Corp	5,274
656		Commerce Group, Inc	37,576
3,868	*	Conseco, Inc	89,622
835		Delphi Financial Group, Inc (Class A)	38,418
641		Direct General Corp	10,833
117		Donegal Group, Inc	2,719
400		EMC Insurance Group, Inc	7,976
1,169		Erie Indemnity Co (Class A)	62,191
579		FBL Financial Group, Inc (Class A)	18,997
4,338		Fidelity National Financial, Inc	159,595

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

759		Fidelity National Title Group, Inc	$18,482
576	*	First Acceptance Corp	5,927
2,010		First American Corp	91,053
226	*	Fpic Insurance Group, Inc	7,842
5,634		Genworth Financial, Inc	194,824
101		Great American Financial Resources, Inc	2,004
1,433		Hanover Insurance Group, Inc	59,856
695		Harleysville Group, Inc	18,418
2,611		HCC Insurance Holdings, Inc	77,494
3,013	*	Health Net, Inc	155,320
415	*	HealthExtras, Inc	10,417
887		Horace Mann Educators Corp	16,818
4,096	*	Humana, Inc	222,536
180		Independence Holding Co	3,519
582		Infinity Property & Casualty Corp	21,656
3,557		Jefferson-Pilot Corp	202,500
91		Kansas City Life Insurance Co	4,557
545	*	KMG America Corp	5,003
473		LandAmerica Financial Group, Inc	29,515
2,275		Leucadia National Corp	107,972
4,530		Lincoln National Corp	240,226
3,893		Loews Corp	369,251
256	*	Markel Corp	81,165
3,528		MBIA, Inc	212,244
753		Mercury General Corp	43,840
10,939		Metlife, Inc	536,011
2,458		MGIC Investment Corp	161,786
306		Midland Co	11,028
200	*	Molina Healthcare, Inc	5,328
29		National Western Life Insurance Co (Class A)	6,000
1,583		Nationwide Financial Services, Inc (Class A)	69,652
300	*	Navigators Group, Inc	13,083
329		Odyssey Re Holdings Corp	8,251
1,897		Ohio Casualty Corp	53,723
4,835		Old Republic International Corp	126,967
448	*	Philadelphia Consolidated Holding Co	43,317
3,272		Phoenix Cos, Inc	44,630
1,362	*	PMA Capital Corp (Class A)	12,435
2,433		PMI Group, Inc	99,923
370		Presidential Life Corp	7,045
7,657		Principal Financial Group	363,172
737	*	ProAssurance Corp	35,848
5,280		Progressive Corp	616,598
1,841		Protective Life Corp	80,581
13,695		Prudential Financial, Inc	1,002,337
2,243		Radian Group, Inc	131,417
834		Reinsurance Group Of America, Inc	39,832
488		RLI Corp	24,337
3,350		Safeco Corp	189,275
282		Safety Insurance Group, Inc	11,384
500	*	SeaBright Insurance Holdings, Inc	8,315
742		Selective Insurance Group, Inc	39,400

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

17,761		St. Paul Travelers Cos, Inc	$793,384
1,458		Stancorp Financial Group, Inc	72,827
374		State Auto Financial Corp	13,636
432		Stewart Information Services Corp	21,025
2,713		Torchmark Corp	150,843
435		Tower Group, Inc	9,561
598		Transatlantic Holdings, Inc	40,186
263	*	Triad Guaranty, Inc	11,569
928		UICI	32,953
398		United Fire & Casualty Co	16,091
35,806		UnitedHealth Group, Inc	2,224,985
1,256		Unitrin, Inc	56,583
650	*	Universal American Financial Corp	9,802
7,761		UnumProvident Corp	176,563
2,812		W.R. Berkley Corp	133,907
487	*	WellCare Health Plans, Inc	19,894
16,497	*	WellPoint, Inc	1,316,296
69		Wesco Financial Corp	26,565
621		Zenith National Insurance Corp	28,641

		TOTAL INSURANCE CARRIERS	19,709,134

JUSTICE, PUBLIC ORDER AND SAFETY - 0.01%
944	*	Corrections Corp of America	42,452
400	*	Geo Group, Inc	9,172

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY	51,624

LEATHER AND LEATHER PRODUCTS - 0.13%
469		Brown Shoe Co, Inc	19,900
10,050	*	Coach, Inc	335,067
646	*	Genesco, Inc	25,058
268		Steven Madden Ltd	7,834
1,374	*	Timberland Co (Class A)	44,724
150		Weyco Group, Inc	2,865
1,606		Wolverine World Wide, Inc	36,071

		TOTAL LEATHER AND LEATHER PRODUCTS	471,519

LEGAL SERVICES - 0.01%
1,106	*	FTI Consulting, Inc	30,349
162		Pre-Paid Legal Services, Inc	6,190

		TOTAL LEGAL SERVICES	36,539

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.02%
2,498		Laidlaw International, Inc	58,029

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	58,029

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

LUMBER AND WOOD PRODUCTS - 0.04%
174		American Woodmark Corp	$4,313
2,253	*	Champion Enterprises, Inc	30,686
347		Deltic Timber Corp	17,995
2,901	v	Louisiana-Pacific Corp	79,690
134		Skyline Corp	4,878
455		Universal Forest Products, Inc	25,139

		TOTAL LUMBER AND WOOD PRODUCTS	162,701

METAL MINING - 0.37%
602		Cleveland-Cliffs, Inc	53,319
5,381	*	Coeur d'Alene Mines Corp	21,524
4,496		Freeport-McMoRan Copper & Gold, Inc (Class A)	241,885
4,323	*	Hecla Mining Co	17,551
10,958		Newmont Mining Corp	585,157
2,543		Phelps Dodge Corp	365,861
429		Royal Gold, Inc	14,899
677		Southern Copper Corp	45,345
1,772	*	Stillwater Mining Co	20,502

		TOTAL METAL MINING	1,366,043

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.20%
870		Blyth, Inc	18,227
1,930		Callaway Golf Co	26,711
323		Charles & Colvard Ltd	6,525
400		Daktronics, Inc	11,828
221		Escalade, Inc	2,601
3,789		Fortune Brands, Inc	295,618
4,091		Hasbro, Inc	82,556
2,086	*	Identix, Inc	10,451
815	*	Jakks Pacific, Inc	17,066
1,500	*	K2, Inc	15,165
10,724		Mattel, Inc	169,654
699		Nautilus, Inc	13,043
360	*	RC2 Corp	12,787
239		Russ Berrie & Co, Inc	2,729
1,005	*	Shuffle Master, Inc	25,266
189	*	Steinway Musical Instruments, Inc	4,821
1,163		Yankee Candle Co, Inc	29,773

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	744,821

MISCELLANEOUS RETAIL - 1.16%
1,405	*	1-800-FLOWERS.COM, Inc (Class A)	9,020
564	*	AC Moore Arts & Crafts, Inc	8,206
918	*	Alloy, Inc	2,653
7,951	*	Amazon.com, Inc	374,890

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,303		Barnes & Noble, Inc	$55,599
500		Big 5 Sporting Goods Corp	10,945
202		Blair Corp	7,866
389	*	Blue Nile, Inc	15,681
1,898		Borders Group, Inc	41,130
108	*	Build-A-Bear Workshop, Inc	3,201
996		Cash America International, Inc	23,097
432	*	CKX, Inc	5,616
1,174	*	Coldwater Creek, Inc	35,842
21,236		CVS Corp	561,055
459	*	dELiA*s, Inc	3,810
52	*	dELiA*s, Inc	52
849	*	Dick's Sporting Goods, Inc	28,221
2,856	*	Dollar Tree Stores, Inc	68,373
1,400	*	Drugstore.com, Inc	3,990
545	*	GSI Commerce, Inc	8,224
988	*	Hibbett Sporting Goods, Inc	28,138
550	*	Jill (J.) Group, Inc	10,467
991		Longs Drug Stores Corp	36,062
3,654		Michaels Stores, Inc	129,242
1,209		MSC Industrial Direct Co (Class A)	48,626
575	*	Nutri/System, Inc	20,712
8,230	*	Office Depot, Inc	258,422
2,001		OfficeMax, Inc	50,745
306	*	Overstock.com, Inc	8,614
1,428	*	Petco Animal Supplies, Inc	31,345
3,826		Petsmart, Inc	98,175
719	*	Priceline.com, Inc	16,048
12,886	*	Rite Aid Corp	44,843
2,677	*	Sears Holdings Corp	309,274
251	*	Sharper Image Corp	2,445
625	*	Sports Authority, Inc	19,456
490	*	Stamps.com, Inc	11,250
19,192		Staples, Inc	435,850
3,870		Tiffany & Co	148,182
394	*	Valuevision International, Inc (Class A)	4,964
26,944		Walgreen Co	1,192,541
806		World Fuel Services Corp	27,178
1,466	*	Zale Corp	36,870

		TOTAL MISCELLANEOUS RETAIL	4,236,920

MOTION PICTURES - 1.60%
1,023	*	Avid Technology, Inc	56,019
4,898		Blockbuster, Inc (Class A)	18,368
216		Carmike Cinemas, Inc	5,478
37,564	*	CBS Corp	1,224,586
2,338	*	Denny's Corp	9,422
7,297	*	Discovery Holding Co (Class A)	110,550
1,054	*	DreamWorks Animation SKG, Inc (Class A)	25,886
1,186	*	Macrovision Corp	19,842

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

61,530		News Corp (Class A)	$956,792
1,398	*	Pixar	73,703
947		Regal Entertainment Group (Class A)	18,012
1,074	*	Time Warner Telecom, Inc (Class A)	10,579
120,744		Time Warner, Inc	2,105,775
50,789		Walt Disney Co	1,217,412

		TOTAL MOTION PICTURES	5,852,424

NONDEPOSITORY INSTITUTIONS - 2.07%
460	*	Accredited Home Lenders Holding Co	22,807
1,900		Advance America Cash Advance Centers, Inc	23,560
391		Advanta Corp (Class B)	12,684
2,713		American Capital Strategies Ltd	98,238
28,807		American Express Co	1,482,408
4,009	*	AmeriCredit Corp	102,751
590		Ares Capital Corp	9,481
261		Asta Funding, Inc	7,136
372		Beverly Hills Bancorp, Inc	3,858
7,944		Capital One Financial Corp	686,362
1,771		CapitalSource, Inc	39,670
1,377		CharterMac	29,165
5,466		CIT Group, Inc	283,029
500	*	Collegiate Funding Services LLC	9,875
629	*	CompuCredit Corp	24,204
15,540		Countrywide Financial Corp	531,313
700		Delta Financial Corp	5,866
2,470		Doral Financial Corp	26,182
352	*	Encore Capital Group, Inc	6,107
25,425		Fannie Mae	1,240,994
210		Federal Agricultural Mortgage Corp (Class C)	6,285
441		Financial Federal Corp	19,602
330	*	First Cash Financial Services, Inc	9,623
683		First Marblehead Corp	22,443
18,140		Freddie Mac	1,185,449
33,494		MBNA Corp	909,362
1,244		MCG Capital Corp	18,150
451	*	Nelnet, Inc	18,347
458		NGP Capital Resources Co	6,014
1,743	*	Ocwen Financial Corp	15,164
11,132		SLM Corp	613,262
127		Student Loan Corp	26,572
699		Westcorp	46,560
216	*	WFS Financial, Inc	16,448
401	*	World Acceptance Corp	11,429

		TOTAL NONDEPOSITORY INSTITUTIONS	7,570,400

NONMETALLIC MINERALS, EXCEPT FUELS - 0.07%
401		AMCOL International Corp	8,229

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

530		Compass Minerals International, Inc	$13,006
1,327		Florida Rock Industries, Inc	65,103
2,662		Vulcan Materials Co	180,351

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	266,689

OIL AND GAS EXTRACTION - 2.75%
6,142		Anadarko Petroleum Corp	581,955
8,552		Apache Corp	585,983
474	*	Atlas America, Inc	28,544
470	*	ATP Oil & Gas Corp	17,395
362	*	Atwood Oceanics, Inc	28,247
8,804		Baker Hughes, Inc	535,107
568		Berry Petroleum Co (Class A)	32,490
339	*	Bill Barrett Corp	13,089
8,502		BJ Services Co	311,768
625	*	Brigham Exploration Co	7,413
300	*	Bronco Drilling Co, Inc	6,903
10,045		Burlington Resources, Inc	865,879
1,179		Cabot Oil & Gas Corp (Class A)	53,173
1,888	*	Cal Dive International, Inc	67,760
353	*	Callon Petroleum Co	6,230
498	*	Carrizo Oil & Gas, Inc	12,306
1,464	*	Cheniere Energy, Inc	54,490
9,421		Chesapeake Energy Corp	298,928
2,117		Cimarex Energy Co	91,052
92	*	Clayton Williams Energy, Inc	3,840
1,066	*	Comstock Resources, Inc	32,524
847	*	Delta Petroleum Corp	18,439
3,080	*	Denbury Resources, Inc	70,162
11,744		Devon Energy Corp	734,470
1,544		Diamond Offshore Drilling, Inc	107,401
365	*	Edge Petroleum Corp	9,092
1,281	*	Encore Acquisition Co	41,043
1,600	*	Endeavour International Corp	5,280
870	*	Energy Partners Ltd	18,957
3,945		ENSCO International, Inc	174,961
3,178		Equitable Resources, Inc	116,601
1,291	*	Forest Oil Corp	58,831
1,353	*	FX Energy, Inc	10,797
1,694	*	Gasco Energy, Inc	11,062
2,729	*	Global Industries Ltd	30,974
273	*	Goodrich Petroleum Corp	6,866
4,422	*	Grey Wolf, Inc	34,182
11,627		Halliburton Co	720,409
1,765	*	Hanover Compressor Co	24,904
1,312	*	Harvest Natural Resources, Inc	11,651
1,433		Helmerich & Payne, Inc	88,717
808	*	Houston Exploration Co	42,662
1,324	*	KCS Energy, Inc	32,067
2,998		Kerr-McGee Corp	272,398

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

716	*	McMoRan Exploration Co	$14,155
1,700	*	Meridian Resource Corp	7,140
4,585	*	National Oilwell Varco, Inc	287,480
3,392	*	Newfield Exploration Co	169,837
1,860	*	Newpark Resources, Inc	14,192
4,584		Noble Energy, Inc	184,735
10,460		Occidental Petroleum Corp	835,545
679	*	Oceaneering International, Inc	33,801
793	*	Parallel Petroleum Corp	13,489
3,446	*	Parker Drilling Co	37,320
4,547		Patterson-UTI Energy, Inc	149,824
144	v*	PetroCorp (Escrow)	0
2,025	*	PetroHawk Energy Corp	26,771
421	*	Petroleum Development Corp	14,036
1,072	*	Petroquest Energy, Inc	8,876
515	*	Pioneer Drilling Co	9,234
3,456		Pioneer Natural Resources Co	177,189
2,021	*	Plains Exploration & Production Co	80,294
1,561		Pogo Producing Co	77,753
4,125	*	Pride International, Inc	126,844
1,467	*	Quicksilver Resources, Inc	61,629
3,196		Range Resources Corp	84,183
609	*	Remington Oil & Gas Corp	22,229
2,599		Rowan Cos, Inc	92,628
337		RPC, Inc	8,877
525	*	SEACOR Holdings, Inc	35,753
4,404	*	Southwestern Energy Co	158,280
1,510		St. Mary Land & Exploration Co	55,583
607	*	Stone Energy Corp	27,637
2,023	*	Superior Energy Services	42,584
743	*	Swift Energy Co	33,487
790	*	Syntroleum Corp	7,134
993	*	Tetra Technologies, Inc	30,306
1,671		Tidewater, Inc	74,293
1,235		Todco	47,004
565	*	Toreador Resources Corp	11,905
1,064	*	Transmontaigne, Inc	7,022
591	*	Tri-Valley Corp	4,598
1,300	*	Unit Corp	71,539
1,256	*	Veritas DGC, Inc	44,575
1,646		Vintage Petroleum, Inc	87,781
335		W&T Offshore, Inc	9,849
500	*	Warren Resources, Inc	7,910
822	*	W-H Energy Services, Inc	27,192
772	*	Whiting Petroleum Corp	30,880
9,407		XTO Energy, Inc	413,344

		TOTAL OIL AND GAS EXTRACTION	10,043,719

PAPER AND ALLIED PRODUCTS - 0.54%
2,762		Bemis Co	76,977
1,495		Bowater, Inc	45,926

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

827	*	Buckeye Technologies, Inc	$6,657
696	*	Caraustar Industries, Inc	6,048
780		Chesapeake Corp	13,244
1,264		Glatfelter	17,936
2,067	*	Graphic Packaging Corp	4,713
400		Greif, Inc (Class A)	26,512
13,025		International Paper Co	437,770
12,669		Kimberly-Clark Corp	755,706
1,295		Longview Fibre Co	26,949
4,836		MeadWestvaco Corp	135,553
900	*	Mercer International, Inc	7,074
406		Neenah Paper, Inc	11,368
1,623		Packaging Corp of America	37,248
908	*	Playtex Products, Inc	12,412
798		Potlatch Corp	40,682
446		Rock-Tenn Co (Class A)	6,088
456		Schweitzer-Mauduit International, Inc	11,300
6,998	*	Smurfit-Stone Container Corp	99,162
2,284		Sonoco Products Co	67,150
2,850		Temple-Inland, Inc	127,823
1,197		Wausau Paper Corp	14,184

		TOTAL PAPER AND ALLIED PRODUCTS	1,988,482

PERSONAL SERVICES - 0.16%
236		Angelica Corp	3,903
3,588		Cintas Corp	147,754
576	*	Coinstar, Inc	13,150
416		G & K Services, Inc (Class A)	16,328
8,628		H&R Block, Inc	211,817
800		Jackson Hewitt Tax Service, Inc	22,168
1,185		Regis Corp	45,705
8,724		Service Corp International	71,362
241		Unifirst Corp	7,495
1,029	*	Weight Watchers International, Inc	50,863

		TOTAL PERSONAL SERVICES	590,545

PETROLEUM AND COAL PRODUCTS - 4.91%
2,036		Amerada Hess Corp	258,206
1,695		Ashland, Inc	98,141
59,716		Chevron Corp	3,390,077
36,685		ConocoPhillips	2,134,333
524		ElkCorp	17,638
6,286		EOG Resources, Inc	461,204
167,485		Exxon Mobil Corp	9,407,632
1,400		Frontier Oil Corp	52,542
299	*	Giant Industries, Inc	15,536
952	*	Headwaters, Inc	33,739
600		Holly Corp	35,322

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

9,590		Marathon Oil Corp	$584,702
4,404		Murphy Oil Corp	237,772
3,766		Sunoco, Inc	295,179
1,845		Tesoro Corp	113,560
15,552		Valero Energy Corp	802,483
552		WD-40 Co	14,496

		TOTAL PETROLEUM AND COAL PRODUCTS	17,952,562

PRIMARY METAL INDUSTRIES - 0.80%
3,061	*	AK Steel Holding Corp	24,335
22,829		Alcoa, Inc	675,054
984	*	Aleris International, Inc	31,724
2,700		Allegheny Technologies, Inc	97,416
1,171		Belden CDT, Inc	28,608
472	*	Brush Engineered Materials, Inc	7,505
569		Carpenter Technology Corp	40,097
500	*	Century Aluminum Co	13,105
638	*	Chaparral Steel Co	19,300
1,781	*	CommScope, Inc	35,852
39,878	*	Corning, Inc	784,001
250	*	Encore Wire Corp	5,690
816	*	General Cable Corp	16,075
474		Gibraltar Industries, Inc	10,874
1,542		Hubbell, Inc (Class B)	69,575
890	*	Lone Star Technologies, Inc	45,977
774		Matthews International Corp (Class A)	28,181
1,125	*	Maverick Tube Corp	44,843
1,107		Mueller Industries, Inc	30,354
516	*	NS Group, Inc	21,574
4,175		Nucor Corp	278,556
1,000	*	Oregon Steel Mills, Inc	29,420
3,520		Precision Castparts Corp	182,371
801		Quanex Corp	40,026
400		Roanoke Electric Steel Corp	9,440
857	*	RTI International Metals, Inc	32,523
450		Schnitzer Steel Industries, Inc (Class A)	13,766
1,067		Steel Dynamics, Inc	37,889
300		Steel Technologies, Inc	8,397
442	*	Superior Essex, Inc	8,911
638		Texas Industries, Inc	31,798
370	*	Titanium Metals Corp	23,406
741		Tredegar Corp	9,551
2,913		United States Steel Corp	140,028
569	*	Wheeling-Pittsburgh Corp	5,132
2,063		Worthington Industries, Inc	39,630

		TOTAL PRIMARY METAL INDUSTRIES	2,920,984

PRINTING AND PUBLISHING - 0.74%
990	*	ACCO Brands Corp	24,255

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,857		American Greetings Corp (Class A)	$40,798
663		Banta Corp	33,017
2,642		Belo (A.H.) Corp Series A	56,565
539		Bowne & Co, Inc	7,999
1,296	*	Cenveo, Inc	17,055
295	*	Consolidated Graphics, Inc	13,965
337		Courier Corp	11,573
162		CSS Industries, Inc	4,978
3,914		Dex Media, Inc	106,030
1,246		Dow Jones & Co, Inc	44,221
1,773	*	Dun & Bradstreet Corp	118,720
422		Ennis, Inc	7,668
1,891		EW Scripps Co	90,806
6,575		Gannett Co, Inc	398,248
1,603		Harte-Hanks, Inc	42,303
1,308		Hollinger International, Inc	11,720
814		John H Harland Co	30,606
1,476		John Wiley & Sons, Inc (Class A)	57,623
721		Journal Communications, Inc	10,058
1,179		Journal Register Co	17,626
1,940		Knight Ridder, Inc	122,802
1,358		Lee Enterprises, Inc	50,124
590	*	Martha Stewart Living Omnimedia, Inc (Class A)	10,284
487		McClatchy Co (Class A)	28,782
9,764		McGraw-Hill Cos, Inc	504,115
574		Media General, Inc (Class A)	29,102
1,073		Meredith Corp	56,161
3,769		New York Times Co (Class A)	99,690
550	*	Playboy Enterprises, Inc (Class B)	7,640
703	*	Presstek, Inc	6,355
4,589	*	Primedia, Inc	7,388
690	*	R.H. Donnelley Corp	42,518
5,587		R.R. Donnelley & Sons Co	191,131
2,596		Reader's Digest Association, Inc (Class A)	39,511
234		Schawk, Inc	4,856
1,013	*	Scholastic Corp	28,881
338		Standard Register Co	5,344
300		Thomas Nelson, Inc	7,395
6,204		Tribune Co	187,733
1,194	*	Valassis Communications, Inc	34,710
144		Washington Post Co (Class B)	110,160

		TOTAL PRINTING AND PUBLISHING	2,720,516

RAILROAD TRANSPORTATION - 0.58%
9,813		Burlington Northern Santa Fe Corp	694,957
5,708		CSX Corp	289,795
842		Florida East Coast Industries	35,676
490	*	Genesee & Wyoming, Inc (Class A)	18,400
2,136	*	Kansas City Southern Industries, Inc	52,182
10,616		Norfolk Southern Corp	475,915

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

6,961		Union Pacific Corp	$560,430

		TOTAL RAILROAD TRANSPORTATION	2,127,355

REAL ESTATE - 0.11%
946	*	Alderwoods Group, Inc	15,013
201	*	California Coastal Communities, Inc	7,885
1,305	*	CB Richard Ellis Group, Inc	76,799
151		Consolidated-Tomoka Land Co	10,706
1,722		Forest City Enterprises, Inc (Class A)	65,315
1,014		Jones Lang LaSalle, Inc	51,055
1,980		St. Joe Co	133,096
2,339		Stewart Enterprises, Inc (Class A)	12,654
991	*	Trammell Crow Co	25,419

		TOTAL REAL ESTATE	397,942

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.11%
415	*	Applied Films Corp	8,620
2,154		Cooper Tire & Rubber Co	32,999
252	*	Deckers Outdoor Corp	6,960
4,102	*	Goodyear Tire & Rubber Co	71,293
1,602	*	Jarden Corp	48,300
1,126		Schulman (A.), Inc	24,232
2,243	*	Sealed Air Corp	125,989
499	*	Skechers U.S.A., Inc (Class A)	7,645
757		Spartech Corp	16,616
500		Titan International, Inc	8,625
200	*	Trex Co, Inc	5,610
1,467		Tupperware Corp	32,861
815		West Pharmaceutical Services, Inc	20,399

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS	410,149

SECURITY AND COMMODITY BROKERS - 2.55%
2,022		A.G. Edwards. Inc	94,751
5,761		Ameriprise Financial, Inc	236,201
6,560		Ameritrade Holding Corp	157,440
765	*	Archipelago Holdings, Inc	38,074
3,061		Bear Stearns Cos, Inc	353,637
172		BKF Capital Group, Inc	3,259
500		BlackRock, Inc	54,240
500		Calamos Asset Management, Inc (Class A)	15,725
70	*	Cbot Holdings, Inc	6,563
27,409		Charles Schwab Corp	402,090
893		Chicago Mercantile Exchange Holdings, Inc	328,169
10,135	*	E*Trade Financial Corp	211,416
3,929		Eaton Vance Corp	107,497
2,221		Federated Investors, Inc (Class B)	82,266

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

4,251		Franklin Resources, Inc	$399,637
175		GAMCO Investors, Inc	7,618
10,260		Goldman Sachs Group, Inc	1,310,305
311		Greenhill & Co, Inc	17,466
500	*	IntercontinentalExchange, Inc	18,175
295	*	International Securities Exchange, Inc	8,118
1,273	*	Investment Technology Group, Inc	45,115
5,961		Janus Capital Group, Inc	111,053
1,328		Jefferies Group, Inc	59,733
3,268	*	Knight Capital Group, Inc	32,321
1,377	*	LaBranche & Co, Inc	13,921
3,072		Legg Mason, Inc	367,688
7,209		Lehman Brothers Holdings, Inc	923,978
588	*	MarketAxess Holdings, Inc	6,721
24,765		Merrill Lynch & Co, Inc	1,677,333
28,853		Morgan Stanley	1,637,119
225	*	Morningstar, Inc	7,794
1,154	*	Nasdaq Stock Market, Inc	40,598
1,500		Nuveen Investments, Inc	63,930
550		optionsXpress Holdings, Inc	13,503
547	*	Piper Jaffray Cos	22,099
1,849		Raymond James Financial, Inc	69,652
284		Sanders Morris Harris Group, Inc	4,655
1,636		SEI Investments Co	60,532
202	*	Stifel Financial Corp	7,593
376		SWS Group, Inc	7,873
3,394		T Rowe Price Group, Inc	244,470
2,327		Waddell & Reed Financial, Inc (Class A)	48,797

		TOTAL SECURITY AND COMMODITY BROKERS	9,319,125

SOCIAL SERVICES - 0.01%
636	*	Bright Horizons Family Solutions, Inc	23,564
539	*	Providence Service Corp	15,518
491	*	Res-Care, Inc	8,529

		TOTAL SOCIAL SERVICES	47,611

SPECIAL TRADE CONTRACTORS - 0.04%
798	*	AsiaInfo Holdings, Inc	3,176
528		Chemed Corp	26,231
1,100		Comfort Systems USA, Inc	10,120
1,544	*	Dycom Industries, Inc	33,968
404	*	EMCOR Group, Inc	27,282
675	*	Insituform Technologies, Inc (Class A)	13,075
277	*	Layne Christensen Co	7,044
3,042	*	Quanta Services, Inc	40,063

		TOTAL SPECIAL TRADE CONTRACTORS	160,959

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

STONE, CLAY, AND GLASS PRODUCTS - 0.11%
488		Apogee Enterprises, Inc	$7,915
634	*	Cabot Microelectronics Corp	18,595
477		CARBO Ceramics, Inc	26,960
479		Eagle Materials, Inc	58,610
4,326		Gentex Corp	84,357
924		Lafarge North America, Inc	50,838
501		Libbey, Inc	5,120
3,965	*	Owens-Illinois, Inc	83,424
886	b,*	USG Corp	57,590

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	393,409

TEXTILE MILL PRODUCTS - 0.00% **
310		Oxford Industries, Inc	16,957

		TOTAL TEXTILE MILL PRODUCTS	16,957

TOBACCO PRODUCTS - 1.25%
54,567		Altria Group, Inc	4,077,246
1,837		Loews Corp (Carolina Group)	80,810
2,227		Reynolds American, Inc	212,300
617		Universal Corp (Virginia)	26,753
4,309		UST, Inc	175,936
655		Vector Group Ltd	11,901

		TOTAL TOBACCO PRODUCTS	4,584,946

TRANSPORTATION BY AIR - 0.43%
1,497	*	ABX Air, Inc	11,722
2,312	*	Airtran Holdings, Inc	37,061
754	*	Alaska Air Group, Inc	26,933
4,631	*	AMR Corp	102,947
2,163	*	Continental Airlines, Inc (Class B)	46,072
806	*	EGL, Inc	30,281
1,011	*	ExpressJet Holdings, Inc	8,179
7,933		FedEx Corp	820,193
799	*	Frontier Airlines, Inc	7,383
3,628	*	JetBlue Airways Corp	55,799
614	*	Mesa Air Group, Inc	6,422
579	*	Offshore Logistics, Inc	16,907
546	*	Pinnacle Airlines Corp	3,642
500	*	Republic Airways Holdings, Inc	7,600
1,213		Skywest, Inc	32,581
20,669		Southwest Airlines Co	339,592
601	*	World Air Holdings, Inc	5,782

		TOTAL TRANSPORTATION BY AIR	1,559,096

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

TRANSPORTATION EQUIPMENT - 2.40%
467		A.O. Smith Corp	$16,392
803	*	AAR Corp	19,232
500	*	Accuride Corp	6,450
603	*	Aftermarket Technology Corp	11,722
1,104		American Axle & Manufacturing Holdings, Inc	20,236
468		Arctic Cat, Inc	9,388
899	*	Armor Holdings, Inc	38,342
1,592		ArvinMeritor, Inc	22,909
2,381		Autoliv, Inc	108,145
21,735		Boeing Co	1,526,666
2,390		Brunswick Corp	97,177
1,380		Clarcor, Inc	41,000
563		Coachmen Industries, Inc	6,649
3,889		Dana Corp	27,923
1,274		Federal Signal Corp	19,123
1,526	*	Fleetwood Enterprises, Inc	18,846
46,696		Ford Motor Co	360,493
300		Freightcar America, Inc	14,424
1,126	*	GenCorp, Inc	19,987
5,223		General Dynamics Corp	595,683
12,035		General Motors Corp	233,720
4,670		Genuine Parts Co	205,106
3,219		Goodrich Corp	132,301
144		Greenbrier Cos, Inc	4,090
457	*	Group 1 Automotive, Inc	14,364
7,419		Harley-Davidson, Inc	382,004
1,105		Harsco Corp	74,599
1,100	*	Hayes Lemmerz International, Inc	3,872
719		Heico Corp	18,608
2,403		ITT Industries, Inc	247,076
1,366		JLG Industries, Inc	62,372
885		Kaman Corp (Class A)	17,426
9,728		Lockheed Martin Corp	618,993
1,241		Martin Marietta Materials, Inc	95,210
797		Monaco Coach Corp	10,600
1,556	*	Navistar International Corp	44,533
179		Noble International Ltd	3,730
9,355		Northrop Grumman Corp	562,329
1,941	*	Orbital Sciences Corp	24,922
2,024		Oshkosh Truck Corp	90,250
4,528		Paccar, Inc	313,473
3,882	*	Pactiv Corp	85,404
1,204		Polaris Industries, Inc	60,441
11,853		Raytheon Co	475,898
233	*	Sequa Corp (Class A)	16,089
130		Standard Motor Products, Inc	1,200
574		Superior Industries International, Inc	12,777
1,117	*	Tenneco, Inc	21,904
3,082		Textron, Inc	237,252
904		Thor Industries, Inc	36,223
1,075		Trinity Industries, Inc	47,375

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

316	*	Triumph Group, Inc	$11,569
1,123	*	TRW Automotive Holdings Corp	29,591
26,973		United Technologies Corp	1,508,060
3,804	*	Visteon Corp	23,813
981		Wabash National Corp	18,688
1,181		Westinghouse Air Brake Technologies Corp	31,769
730		Winnebago Industries, Inc	24,294

		TOTAL TRANSPORTATION EQUIPMENT	8,782,712

TRANSPORTATION SERVICES - 0.20%
154		Ambassadors Group, Inc	3,525
4,462		CH Robinson Worldwide, Inc	165,228
400	*	Dynamex, Inc	7,624
5,284	*	Expedia, Inc	126,605
2,815		Expeditors International Washington, Inc	190,041
1,285		GATX Corp	46,363
328	*	HUB Group, Inc	11,595
1,871		Lear Corp	53,249
3,516	v*	McLeod (Escrow)	0
966		Pacer International, Inc	25,174
666	*	Pegasus Solutions, Inc	5,974
1,200	*	RailAmerica, Inc	13,188
3,423		Sabre Holdings Corp	82,529

		TOTAL TRANSPORTATION SERVICES	731,095

TRUCKING AND WAREHOUSING - 0.46%
600		Arkansas Best Corp	26,208
1,419		CNF, Inc	79,308
197	*	Covenant Transport, Inc (Class A)	2,754
909		Forward Air Corp	33,315
600	*	Frozen Food Express Industries	6,618
1,212		Heartland Express, Inc	24,591
3,308		J.B. Hunt Transport Services, Inc	74,893
1,580		Landstar System, Inc	65,949
385	*	Marten Transport Ltd	7,015
672	*	Old Dominion Freight Line	18,131
400	*	P.A.M. Transportation Services, Inc	7,116
399	*	SCS Transportation, Inc	8,479
900	*	SIRVA, Inc	7,200
1,045	*	Swift Transportation Co, Inc	21,214
200	*	U.S. Xpress Enterprises, Inc (Class A)	3,476
16,204		United Parcel Service, Inc (Class B)	1,217,731
1,281		Werner Enterprises, Inc	25,236
1,431	*	Yellow Roadway Corp	63,837

		TOTAL TRUCKING AND WAREHOUSING	1,693,071

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

WATER TRANSPORTATION - 0.05%
1,359		Alexander & Baldwin, Inc	$73,712
484	*	Gulfmark Offshore, Inc	14,336
377	*	Hornbeck Offshore Services, Inc	12,328
492	*	Kirby Corp	25,668
226		Maritrans, Inc	5,881
1,100	*	Odyssey Marine Exploration, Inc	3,894
772		Overseas Shipholding Group, Inc	38,901

		TOTAL WATER TRANSPORTATION	174,720

WHOLESALE TRADE-DURABLE GOODS - 0.44%
143	*	1-800 Contacts, Inc	1,675
2,542		Adesa, Inc	62,076
1,111		Agilysys, Inc	20,242
868		Applied Industrial Technologies, Inc	29,243
2,908	*	Arrow Electronics, Inc	93,143
877	*	Aviall, Inc	25,258
3,645	*	Avnet, Inc	87,261
442		Barnes Group, Inc	14,586
400	*	Beacon Roofing Supply, Inc	11,492
700		BlueLinx Holdings, Inc	7,875
1,472		BorgWarner, Inc	89,247
364		Building Material Holding Corp	24,828
400	*	Castle (A.M.) & Co	8,736
2,908	*	Cytyc Corp	82,093
604	*	Digi International, Inc	6,336
332	*	Drew Industries, Inc	9,359
818	*	Genesis Microchip, Inc	14,798
1,852		Hughes Supply, Inc	66,394
3,161		IKON Office Solutions, Inc	32,906
3,230	*	Ingram Micro, Inc (Class A)	64,374
985	*	Insight Enterprises, Inc	19,316
327	*	Interline Brands, Inc	7,439
440	*	Keystone Automotive Industries, Inc	13,851
1,558		Knight Transportation, Inc	32,297
122		Lawson Products, Inc	4,604
366	*	LKQ Corp	12,671
309	*	Merge Technologies, Inc	7,737
589	*	Navarre Corp	3,257
2,996		Omnicare, Inc	171,431
1,223		Owens & Minor, Inc	33,669
3,578	*	Patterson Cos, Inc	119,505
1,474		PEP Boys-Manny Moe & Jack	21,948
2,367	*	PSS World Medical, Inc	35,126
744		Reliance Steel & Aluminum Co	45,473
644		Ryerson Tull, Inc	15,662
1,396		SCP Pool Corp	51,959
48	*	Strattec Security Corp	1,940
1,588	*	Tech Data Corp	63,012
1,740	*	Tyler Technologies, Inc	15,277

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

SHARES			VALUE

1,967		W.W. Grainger, Inc	$139,854
839	*	WESCO International, Inc	35,850
441	*	West Marine, Inc	6,165

		TOTAL WHOLESALE TRADE-DURABLE GOODS	1,609,965

WHOLESALE TRADE-NONDURABLE GOODS - 0.95%
1,435		Airgas, Inc	47,212
771	*	Allscripts Healthcare Solutions, Inc	10,331
973	*	BioScrip, Inc	7,336
1,443		Brown-Forman Corp (Class B)	100,029
11,359		Cardinal Health, Inc	780,931
582	*	Central European Distribution Corp	23,361
3,924	*	Dean Foods Co	147,778
1,327	*	Endo Pharmaceuticals Holdings, Inc	40,155
200	*	Green Mountain Coffee Roasters, Inc	8,120
587	*	Hain Celestial Group, Inc	12,421
605		Handleman Co	7,514
2,296	*	Henry Schein, Inc	100,197
300		Kenneth Cole Productions, Inc (Class A)	7,650
648		K-Swiss, Inc (Class A)	21,021
7,816		McKesson Corp	403,227
1,344	*	Men's Wearhouse, Inc	39,567
685		Myers Industries, Inc	9,987
331		Nash Finch Co	8,434
4,952		Nike, Inc (Class B)	429,784
1,471		Nu Skin Enterprises, Inc (Class A)	25,860
278	*	Nuco2, Inc	7,751
1,302	*	Performance Food Group Co	36,938
377	*	Perry Ellis International, Inc	7,163
200	*	Provide Commerce, Inc	6,622
1,259		Reebok International, Ltd	73,312
11,918		Safeway, Inc	281,980
596	*	School Specialty, Inc	21,718
352	*	Smart & Final, Inc	4,534
857	*	Source Interlink Cos, Inc	9,530
535	*	Spartan Stores, Inc	5,575
1,173		Stride Rite Corp	15,906
3,544		Supervalu, Inc	115,109
16,492		Sysco Corp	512,041
171		The Andersons, Inc	7,367
1,032	*	Tractor Supply Co	54,634
1,020	*	United Natural Foods, Inc	26,928
911	*	United Stationers, Inc	44,184

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	3,462,207

		TOTAL COMMON STOCKS	365,292,202
		(Cost $304,504,960)

TIAA-CREF MUTUAL FUNDS - Equity Index Fund

		VALUE

	TOTAL PORTFOLIO - 99.87%	$365,292,202
	(Cost $304,504,960)

	OTHER ASSETS & LIABILITIES, NET - 0.13%	461,190

	NET ASSETS - 100.00%	$365,753,392

*	Non-income producing
**	Percentage represents less than 0.01%.
b	In bankruptcy
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on futures contracts.
v	Security at fair value

	For ease of presentation, we have grouped a number of industry classification categories together in the Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

	At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $305,541,204. Net unrealized appreciation of portfolio investments aggregated $59,750,998 of which $87,480,582 related to appreciated portfolio investments and $27,729,584 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

TIAA-CREF MUTUAL FUNDS
SOCIAL CHOICE EQUITY FUND
STATEMENT OF INVESTMENTS
December 31, 2005

SHARES			VALUE

COMMON STOCKS - 99.89%

AMUSEMENT AND RECREATION SERVICES - 0.01%
300		International Speedway Corp (Class A)	$14,370
200	*	Leapfrog Enterprises, Inc	2,330
500	*	Sunterra Corp	7,110

		TOTAL AMUSEMENT AND RECREATION SERVICES	23,810

APPAREL AND ACCESSORY STORES - 0.77%
400	*	Aeropostale, Inc	10,520
2,300		American Eagle Outfitters, Inc	52,854
400	*	AnnTaylor Stores Corp	13,808
1,050		Bebe Stores, Inc	14,732
500		Burlington Coat Factory Warehouse Corp	20,105
871	*	Charming Shoppes, Inc	11,497
2,100	*	Chico's FAS, Inc	92,253
3,265		Foot Locker, Inc	77,021
13,178		Gap, Inc	232,460
5,451	*	Kohl's Corp	264,919
8,847		Limited Brands, Inc	197,730
4,248		Nordstrom, Inc	158,875
2,144		Ross Stores, Inc	61,962
450		Stage Stores, Inc	13,401
1,169	*	Wilsons The Leather Experts, Inc	4,243

		TOTAL APPAREL AND ACCESSORY STORES	1,226,380

APPAREL AND OTHER TEXTILE PRODUCTS - 0.10%
900	*	Hartmarx Corp	7,029
751	*	Innovo Group, Inc	774
1,300		Kellwood Co	31,044
1,719		Liz Claiborne, Inc	61,575
491		Phillips-Van Heusen Corp	15,908
500		Polo Ralph Lauren Corp	28,070
582		Russell Corp	7,834

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS	152,234

AUTO REPAIR, SERVICES AND PARKING - 0.02%
567		Bandag, Inc	24,194
248		Central Parking Corp	3,403
237	*	Midas, Inc	4,351
68		Ryder System, Inc	2,789

		TOTAL AUTO REPAIR, SERVICES AND PARKING	34,737

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.06%
537	*	Autozone, Inc	$49,270
1,035	*	Carmax, Inc	28,649
400	*	Copart, Inc	9,224
600	*	Rush Enterprises, Inc (Class A)	8,928

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS	96,071

BUILDING MATERIALS AND GARDEN SUPPLIES - 1.39%
552		Fastenal Co	21,633
33,684		Home Depot, Inc	1,363,528
12,400		Lowe's Cos, Inc	826,584

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES	2,211,745

BUSINESS SERVICES - 6.72%
3,949	*	3Com Corp	14,216
900	*	Activision, Inc	12,366
500		Acxiom Corp	11,500
100		Administaff, Inc	4,205
8,094		Adobe Systems, Inc	299,154
1,043	*	Akamai Technologies, Inc	20,787
721	*	Applied Digital Solutions, Inc	2,069
159	*	aQuantive, Inc	4,013
358	*	Arbinet-thexchange, Inc	2,510
1,900	*	Ariba, Inc	13,965
888	*	Audible, Inc	11,402
2,770	*	Autobytel, Inc	13,684
2,500		Autodesk, Inc	107,375
15,183		Automatic Data Processing, Inc	696,748
801	*	Bankrate, Inc	23,646
1,870	*	BEA Systems, Inc	17,578
2,292	*	BearingPoint, Inc	18,015
858	*	BISYS Group, Inc	12,021
358	*	Blue Coat Systems, Inc	16,368
1,215	*	BMC Software, Inc	24,895
1,658	*	Cadence Design Systems, Inc	28,053
1,848	*	Ceridian Corp	45,923
1,200	*	Checkfree Corp	55,080
612	*	Ciber, Inc	4,039
600	*	Citrix Systems, Inc	17,268
988	*	Click Commerce, Inc	20,768
8,282	*	CMGI, Inc	12,589
2,458	*	CNET Networks, Inc	36,108
2,865	*	Cogent Communications Group, Inc	15,729
1,700	*	Cognizant Technology Solutions Corp	85,595
3,367	*	Compuware Corp	30,202
1,964	*	Convergys Corp	31,129
100	*	CSG Systems International, Inc	2,232
342		Deluxe Corp	10,308

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

100	*	Digital Insight Corp	$3,202
1,364	*	DST Systems, Inc	81,717
400	*	Earthlink, Inc	4,444
14,846	*	eBay, Inc	642,090
43	*	eFunds Corp	1,008
3,726	*	Electronic Arts, Inc	194,907
10,716		Electronic Data Systems Corp	257,613
400	*	Equinix, Inc	16,304
500	*	F5 Networks, Inc	28,595
300		Fair Isaac Corp	13,251
400	*	First Advantage Corp	10,684
3,823	*	Fiserv, Inc	165,421
50	*	Gartner, Inc (Class A)	645
590	*	Getty Images, Inc	52,669
2,090	*	Google, Inc (Class A)	867,057
366	*	iGate Corp	1,779
2,936		IMS Health, Inc	73,165
15,650	*	Innovative Solutions & Support, Inc	200,007
700	*	Internet Security Systems, Inc	14,665
600	*	Intrado, Inc	13,812
1,790	*	Intuit, Inc	95,407
1,900	*	Ipass, Inc	12,464
1,277	*	Iron Mountain, Inc	53,915
2,393	*	iVillage, Inc	19,192
620		Jack Henry & Associates, Inc	11,830
6,785	*	Juniper Networks, Inc	151,306
328	*	Jupitermedia Corp	4,848
700	*	Kanbay International, Inc	11,123
700	*	Kinetic Concepts, Inc	27,832
938	*	Lamar Advertising Co	43,279
801	*	Lionbridge Technologies	5,623
613		Manpower, Inc	28,505
1,200	*	Marchex, Inc	26,988
1,384	*	Matrixone, Inc	6,906
641	*	Mercury Interactive Corp	17,813
135,852		Microsoft Corp	3,552,530
1,291	*	Monster Worldwide, Inc	52,699
1,000	*	NAVTEQ Corp	43,870
1,300	*	NCO Group, Inc	21,996
1,200	*	NCR Corp	40,728
500	*	NDCHealth Corp	9,615
1,302	*	NIC, Inc	8,020
4,100	*	Novell, Inc	36,203
4,213		Omnicom Group, Inc	358,653
54,903	*	Oracle Corp	670,366
1,136	*	Packeteer, Inc	8,827
1,100	*	Perot Systems Corp (Class A)	15,554
1,100	*	Red Hat, Inc	29,964
1,525		Robert Half International, Inc	57,782
600	*	Salesforce.com, Inc	19,230
821	*	Sapient Corp	4,671
3,600		Siebel Systems, Inc	38,088

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,789	*	Spherion Corp	$17,908
3,300		Startek, Inc	59,400
46,975	*	Sun Microsystems, Inc	196,825
1,000	*	SYKES Enterprises, Inc	13,370
14,893	*	Symantec Corp	260,628
504	*	Synopsys, Inc	10,110
1,828		Total System Services, Inc	36,176
700	*	Travelzoo, Inc	15,400
580	*	Trizetto Group, Inc	9,854
6,669	*	Unisys Corp	38,880
1,246		United Online, Inc	17,718
500	*	United Rentals, Inc	11,695
600	*	Universal Compression Holdings, Inc	24,672
1,335	*	Vasco Data Security International	13,163
3,832	*	VeriSign, Inc	83,997
700	*	WebEx Communications, Inc	15,141

		TOTAL BUSINESS SERVICES	10,675,339

CHEMICALS AND ALLIED PRODUCTS - 8.25%
9,007	*	Aastrom Biosciences, Inc	19,005
762	*	Abgenix, Inc	16,391
354	*	Adolor Corp	5,168
8,713		Air Products & Chemicals, Inc	515,722
64	*	Alexion Pharmaceuticals, Inc	1,296
309	*	Alkermes, Inc	5,908
1,000	*	American Pharmaceutical Partners, Inc	38,790
17,891	*	Amgen, Inc	1,410,884
1,260	*	Arena Pharmaceuticals, Inc	17,917
622	*	Arqule, Inc	3,807
392	*	Atherogenics, Inc	7,844
1,901	*	AVANIR Pharmaceuticals	6,539
4,318		Avery Dennison Corp	238,656
6,544		Avon Products, Inc	186,831
300		Balchem Corp	8,943
2,656	*	Barr Pharmaceuticals, Inc	165,442
1,749	*	Bentley Pharmaceuticals, Inc	28,701
2,200	*	Bioenvision, Inc	14,366
5,831	*	Biogen Idec, Inc	264,319
1,012	*	BioMarin Pharmaceuticals, Inc	10,909
1,225		Cabot Corp	43,855
1,400		Calgon Carbon Corp	7,966
2,008	*	Cell Genesys, Inc	11,907
3,327	*	Cell Therapeutics, Inc	7,253
822	*	Cephalon, Inc	53,216
600	*	Charles River Laboratories International, Inc	25,422
730	*	Chattem, Inc	26,565
2,223		Clorox Co	126,466
9,194		Colgate-Palmolive Co	504,291
1,600	*	Connetics Corp	23,120
811	*	Cotherix, Inc	8,613

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

692	*	Cubist Pharmaceuticals, Inc	$14,705
2,626	*	Curis, Inc	9,349
1,400		Dade Behring Holdings, Inc	57,246
3,385	*	Dendreon Corp	18,347
1,344		Diagnostic Products Corp	65,251
298	*	Digene Corp	8,693
1,723	*	Dov Pharmaceutical, Inc	25,294
5,838	*	Durect Corp	29,599
800	*	Dusa Pharmaceuticals, Inc	8,616
7,692		Ecolab, Inc	278,989
166	*	Encysive Pharmaceuticals, Inc	1,310
5,600		Engelhard Corp	168,840
400	*	Enzon Pharmaceuticals, Inc	2,960
600	*	EPIX Pharmaceuticals, Inc	2,424
2,682	*	First Horizon Pharmaceutical Corp	46,265
7,598	*	Forest Laboratories, Inc	309,087
4,247	*	Genzyme Corp	300,603
860	*	Geron Corp	7,405
7,606	*	Gilead Sciences, Inc	400,304
68		H.B. Fuller Co	2,181
866	*	Hi-Tech Pharmacal Co, Inc	38,355
1,487	*	Human Genome Sciences, Inc	12,729
959	*	Idexx Laboratories, Inc	69,029
600	*	Immucor, Inc	14,016
1,778	*	Immunogen, Inc	9,121
1,329	*	Inspire Pharmaceuticals, Inc	6,751
179	*	InterMune, Inc	3,007
1,545	*	Inverness Medical Innovations, Inc	36,632
800	*	Invitrogen Corp	53,312
6,947	*	King Pharmaceuticals, Inc	117,543
713	*	Kos Pharmaceuticals, Inc	36,883
1,350	*	KV Pharmaceutical Co (Class A)	27,810
800		Lubrizol Corp	34,744
1,700		Mannatech, Inc	23,477
725	*	Martek Biosciences Corp	17,842
1,010	*	Medarex, Inc	13,989
1,712		Medicis Pharmaceutical Corp (Class A)	54,870
3,955	*	Medimmune, Inc	138,504
55,848		Merck & Co, Inc	1,776,525
688	*	MGI Pharma, Inc	11,806
4,569	*	Millennium Pharmaceuticals, Inc	44,319
7,894		Mylan Laboratories, Inc	157,564
573	*	Nabi Biopharmaceuticals	1,937
1,484	*	Nastech Pharmaceutical Co, Inc	21,844
2,519		Natures Sunshine Products, Inc	45,544
700	*	NBTY, Inc	11,375
200	*	Neurocrine Biosciences, Inc	12,546
2,400	*	NitroMed, Inc	33,480
400	*	Northfield Laboratories, Inc	5,360
1,937	*	Noven Pharmaceuticals, Inc	29,307
100	*	NPS Pharmaceuticals, Inc	1,184
700	*	Nuvelo, Inc	5,677

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

319	*	OraSure Technologies, Inc	$2,814
468	*	OSI Pharmaceuticals, Inc	13,123
3,549	*	Pain Therapeutics, Inc	23,991
900	*	Par Pharmaceutical Cos, Inc	28,206
2,010	*	Penwest Pharmaceuticals Co	39,235
4,379		Perrigo Co	65,291
1,200	*	Pharmion Corp	21,324
924	*	Pozen, Inc	8,861
10,718		Praxair, Inc	567,625
51,757		Procter & Gamble Co	2,995,695
937	*	Progenics Pharmaceuticals, Inc	23,434
592	*	Protein Design Labs, Inc	16,825
1,417	*	Renovis, Inc	21,680
6,583		Rohm & Haas Co	318,749
2,600		RPM International, Inc	45,162
1,668	*	Salix Pharmaceuticals Ltd	29,323
1,190	*	Sepracor, Inc	61,404
1,606		Sigma-Aldrich Corp	101,644
5,629	*	StemCells, Inc	19,420
1,211	*	SuperGen, Inc	6,116
530	*	Tanox, Inc	8,676
235	*	United Therapeutics Corp	16,243
600	*	USANA Health Sciences, Inc	23,016
2,200		Valspar Corp	54,274
719	*	Vertex Pharmaceuticals, Inc	19,895
3,548	*	Watson Pharmaceuticals, Inc	115,345
1,700	*	Zymogenetics, Inc	28,917

		TOTAL CHEMICALS AND ALLIED PRODUCTS	13,106,950

COMMUNICATIONS - 4.93%
400		Adtran, Inc	11,896
5,749		Alltel Corp	362,762
3,900	*	American Tower Corp (Class A)	105,690
68,168		AT&T, Inc	1,669,434
7,128	*	Avaya, Inc	76,056
31,732		BellSouth Corp	859,937
500		Citizens Communications Co	6,115
31,665	*	Comcast Corp (Class A)	822,023
6,583	*	Comcast Corp (Special Class A)	169,117
700	*	Crown Castle International Corp	18,837
600	*	Foundry Networks, Inc	8,286
5,830	*	IAC/InterActiveCorp	165,047
300	*	j2 Global Communications, Inc	12,822
8,974	*	Liberty Global, Inc	201,915
90,008	*	Liberty Media Corp (Class A)	708,363
400	*	NII Holdings, Inc (Class B)	17,472
748	*	Novatel Wireless, Inc	9,058
400	*	NTL, Inc	27,232
37,089		Sprint Nextel Corp	866,399
1,807	*	TiVo, Inc	9,252

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

3,361	*	Univision Communications, Inc (Class A)	$98,780
50,876		Verizon Communications, Inc	1,532,385
142	*	West Corp	5,985
2,269	*	XM Satellite Radio Holdings, Inc	61,898

		TOTAL COMMUNICATIONS	7,826,761

DEPOSITORY INSTITUTIONS - 9.79%
7,893		AmSouth Bancorp	206,876
14,007		BB&T Corp	587,033
3,969		Comerica, Inc	225,280
200		Compass Bancshares, Inc	9,658
16,258		Fifth Third Bancorp	613,252
1,900		First Bancorp (Puerto Rico)	23,579
1,200		First Horizon National Corp	46,128
1,600		Fremont General Corp	37,168
5,888		Golden West Financial Corp	388,608
691		IndyMac Bancorp, Inc	26,963
71,018		JPMorgan Chase & Co	2,818,704
11,172		Keycorp	367,894
1,500		M&T Bank Corp	163,575
3,700		Marshall & Ilsley Corp	159,248
9,565		Mellon Financial Corp	327,601
18,180		National City Corp	610,303
2,400		New York Community Bancorp, Inc	39,648
9,302		North Fork Bancorporation, Inc	254,503
3,781		Northern Trust Corp	195,931
7,164		PNC Financial Services Group, Inc	442,950
4,700		Popular, Inc	99,405
120	v*	Popular, Inc	18
2,700		R & G Financial Corp (Class B)	35,640
13,354		Regions Financial Corp	456,173
2,898		Sovereign Bancorp, Inc	62,655
7,599		State Street Corp	421,289
9,254		SunTrust Banks, Inc	673,321
4,186		Synovus Financial Corp	113,064
200		TD Banknorth, Inc	5,810
1,600		UnionBanCal Corp	109,952
43,458		US Bancorp	1,298,960
31,749		Wachovia Corp	1,678,252
24,857		Washington Mutual, Inc	1,081,280
31,149		Wells Fargo & Co	1,957,092
300		Zions Bancorporation	22,668

		TOTAL DEPOSITORY INSTITUTIONS	15,560,481

EATING AND DRINKING PLACES - 0.90%
3,200		AFC Enterprises	48,384
1,000		Applebees International, Inc	22,590
3,240		Darden Restaurants, Inc	125,971

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,000	*	Dave & Buster's, Inc	$17,610
400	*	Jack in the Box, Inc	13,972
300		Lone Star Steakhouse & Saloon, Inc	7,122
28,363		McDonald's Corp	956,400
700	*	O'Charleys, Inc	10,857
1,561		Outback Steakhouse, Inc	64,953
400		Ruby Tuesday, Inc	10,356
1,000	*	Ryan's Restaurant Group, Inc	12,060
500	*	The Cheesecake Factory, Inc	18,695
2,297		Wendy's International, Inc	126,932

		TOTAL EATING AND DRINKING PLACES	1,435,902

EDUCATIONAL SERVICES - 0.02%
810	*	Career Education Corp	27,313

		TOTAL EDUCATIONAL SERVICES	27,313

ELECTRIC, GAS, AND SANITARY SERVICES - 5.00%
16,083	*	AES Corp	254,594
5,396		AGL Resources, Inc	187,835
4,733		Allete, Inc	208,252
800		Aqua America, Inc	21,840
16,527	*	Aquila, Inc	59,497
4,900		Atmos Energy Corp	128,184
9,785		Avista Corp	173,292
5,292		Black Hills Corp	183,156
2,200		Cascade Natural Gas Corp	42,922
1,615	*	Casella Waste Systems, Inc (Class A)	20,656
7,801		Cleco Corp	162,651
600		Connecticut Water Service, Inc	14,706
2,013		Crosstex Energy, Inc	126,940
13,314		DPL, Inc	346,297
10,986		Empire District Electric Co	223,345
1,600		Energen Corp	58,112
500		EnergySouth, Inc	13,390
10,010		Hawaiian Electric Industries, Inc	259,259
10,450		Idacorp, Inc	306,185
11,134		KeySpan Corp	397,372
8,270		Kinder Morgan, Inc	760,427
700		Markwest Hydrocarbon, Inc	15,407
1,000		Metal Management, Inc	23,260
2,828		MGE Energy, Inc	95,897
6,391		National Fuel Gas Co	199,335
300		New Jersey Resources Corp	12,567
1,262		Nicor, Inc	49,609
22,778		NiSource, Inc	475,149
18,469		OGE Energy Corp	494,785
4,614		Otter Tail Corp	133,714
2,275		Peoples Energy Corp	79,784

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

22,084		Pepco Holdings, Inc	$494,019
800		Piedmont Natural Gas Co, Inc	19,328
21,659		Puget Energy, Inc	442,277
4,400		Questar Corp	333,080
897		Resource America, Inc (Class A)	15,294
8,094	*	Sierra Pacific Resources	105,546
600		SJW Corp	27,300
900		South Jersey Industries, Inc	26,226
2,834	*	Southern Union Co	66,983
1,800		UGI Corp	37,080
6,163		Unisource Energy Corp	192,286
2,441	*	Waste Connections, Inc	84,117
4,014		Western Gas Resources, Inc	189,019
2,900		WGL Holdings, Inc	87,174
12,640		Williams Cos, Inc	292,869

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES	7,941,017

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 6.76%
1,726	*	ADC Telecommunications, Inc	38,559
4,198	*	Advanced Micro Devices, Inc	128,459
1,000	*	Agere Systems, Inc	12,900
4,300	*	Altera Corp	79,679
3,200		American Power Conversion Corp	70,400
3,654		Ametek, Inc	155,441
86	*	Amkor Technology, Inc	482
5,500		Analog Devices, Inc	197,285
1,100	*	Andrew Corp	11,803
671	*	Arris Group, Inc	6,354
2,200	*	Artesyn Technologies, Inc	22,660
961		Baldor Electric Co	24,650
3,075	*	Broadcom Corp (Class A)	144,986
498	*	Broadwing Corp	3,013
1,714	*	Brocade Communications Systems, Inc	6,976
1,300		C&D Technologies, Inc	9,906
821	*	C-COR, Inc	3,990
6,601	*	Ciena Corp	19,605
90,063	*	Cisco Systems, Inc	1,541,879
2,215	*	Comverse Technology, Inc	58,897
2,081	*	Conexant Systems, Inc	4,703
2,030	*	Ditech Communications Corp	16,951
3,124	*	Emcore Corp	23,180
13,878		Emerson Electric Co	1,036,687
168	*	EndWave Corp	1,979
500	*	Energizer Holdings, Inc	24,895
877	*	Evergreen Solar, Inc	9,340
1,273	*	Finisar Corp	2,648
4,500	*	Freescale Semiconductor, Inc (Class B)	113,265
259	*	FuelCell Energy, Inc	2,194
300	*	Greatbatch, Inc	7,803
900		Harman International Industries, Inc	88,065

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,024	*	Harmonic, Inc	$4,966
94,465		Intel Corp	2,357,846
500	*	Interdigital Communications Corp	9,160
600		Intersil Corp (Class A)	14,928
683	*	InterVoice, Inc	5,437
576	*	Kemet Corp	4,072
136		Lincoln Electric Holdings, Inc	5,394
286		LSI Industries, Inc	4,479
3,500	*	LSI Logic Corp	28,000
72,159	*	Lucent Technologies, Inc	191,943
4,329		Maxim Integrated Products, Inc	156,883
1,800	*	Maxtor Corp	12,492
3,888	*	McData Corp (Class A)	14,774
1,000	*	MEMC Electronic Materials, Inc	22,170
1,000		Microchip Technology, Inc	32,150
7,432	*	Micron Technology, Inc	98,920
2,897	*	Microtune, Inc	12,080
4,935		Molex, Inc	128,063
40,047		Motorola, Inc	904,662
5,840	*	MRV Communications, Inc	11,972
2,902		National Semiconductor Corp	75,394
4,111	*	Network Appliance, Inc	110,997
903	*	Novellus Systems, Inc	21,780
1,037	*	Nvidia Corp	37,913
403	*	Openwave Systems, Inc	7,040
6,239	*	Optical Communication Products, Inc	14,412
183	*	PLX Technology, Inc	1,574
900	*	Polycom, Inc	13,770
1,027	*	Power-One, Inc	6,183
300	*	QLogic Corp	9,753
23,300		Qualcomm, Inc	1,003,764
4,396	*	Quantum Fuel Systems Technologies Worldwide, Inc	11,781
300	*	Rambus, Inc	4,857
1,964		Scientific-Atlanta, Inc	84,589
16,762	*	Sirius Satellite Radio, Inc	112,305
2,488	*	Sycamore Networks, Inc	10,748
900		Technitrol, Inc	15,390
700	*	Tekelec	9,730
2,441		Teleflex, Inc	158,616
6,890	*	Tellabs, Inc	75,101
2,027	*	Terayon Communication Systems, Inc	4,682
25,074		Texas Instruments, Inc	804,123
1,538	*	Thomas & Betts Corp	64,534
5,867	*	Transwitch Corp	10,737
2,132	*	Utstarcom, Inc	17,184
600	*	Vishay Intertechnology, Inc	8,256
1,600	*	Vitesse Semiconductor Corp	3,072
6,100	*	Westell Technologies, Inc	27,450
100		Whirlpool Corp	8,376
4,700		Xilinx, Inc	118,487
3,425	*	Zhone Technologies, Inc	7,261

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT	10,749,884

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

ENGINEERING AND MANAGEMENT SERVICES - 0.52%
900	*	Amylin Pharmaceuticals, Inc	$35,928
575	*	Antigenics, Inc	2,737
1,251	*	Applera Corp (Celera Genomics Group)	13,711
436	*	Ariad Pharmaceuticals, Inc	2,551
2,385	*	CuraGen Corp	7,346
232	*	CV Therapeutics, Inc	5,737
1,086	*	deCODE genetics, Inc	8,970
480	*	Digitas, Inc	6,010
200	*	Gen-Probe, Inc	9,758
2,000	*	Greenfield Online, Inc	11,720
39	*	Hewitt Associates, Inc	1,092
504	*	ICOS Corp	13,926
2,197	*	Incyte Corp	11,732
2,102	*	Isis Pharmaceuticals, Inc	11,014
1,827	*	Lexicon Genetics, Inc	6,669
800	*	Lifecell Corp	15,256
918	*	Luminex Corp	10,667
5,142		Moody's Corp	315,822
817	*	Neopharm, Inc	8,815
7,620		Paychex, Inc	290,474
200		Pharmaceutical Product Development, Inc	12,390
608	*	Regeneron Pharmaceuticals, Inc	9,698
1,804	*	Savient Pharmaceuticals, Inc	6,747
1,449	*	Seattle Genetics, Inc	6,839
19	*	Symyx Technologies, Inc	519
590	*	Trimeris, Inc	6,779

		TOTAL ENGINEERING AND MANAGEMENT SERVICES	832,907

FABRICATED METAL PRODUCTS - 0.72%
400		Ameron International Corp	18,232
2,846		Commercial Metals Co	106,839
2,144		Dynamic Materials Corp	64,363
3,100	*	Global Power Equipment Group, Inc	14,012
500		Gulf Island Fabrication, Inc	12,155
9,601		Illinois Tool Works, Inc	844,792
800		Silgan Holdings, Inc	28,896
900		Snap-On, Inc	33,804
483		Valmont Industries, Inc	16,161

		TOTAL FABRICATED METAL PRODUCTS	1,139,254

FOOD AND KINDRED PRODUCTS - 3.40%
6,303		Campbell Soup Co	187,640
42,955		Coca-Cola Co	1,731,516
6,059		Coca-Cola Enterprises, Inc	116,151
6,864		General Mills, Inc	338,532
10,308		H.J. Heinz Co	347,586
3,364		Hershey Co	185,861

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

7,964		Kellogg Co	$344,204
600		McCormick & Co, Inc (Non-Vote)	18,552
1,500		Pepsi Bottling Group, Inc	42,915
30,474		PepsiCo, Inc	1,800,404
4,280		Wrigley (Wm.) Jr Co	284,577

		TOTAL FOOD AND KINDRED PRODUCTS	5,397,938

FOOD STORES - 0.66%
8,883		Albertson's, Inc	189,652
13,965	*	Kroger Co	263,659
800	*	Pathmark Stores, Inc	7,992
16,180	*	Starbucks Corp	485,562
1,400		Whole Foods Market, Inc	108,346

		TOTAL FOOD STORES	1,055,211

FURNITURE AND FIXTURES - 0.81%
8,100	*	BE Aerospace, Inc	178,200
2,630		Hillenbrand Industries, Inc	129,948
6,894		Johnson Controls, Inc	502,642
4,285		Leggett & Platt, Inc	98,384
11,128		Masco Corp	335,954
1,863		Newell Rubbermaid, Inc	44,302

		TOTAL FURNITURE AND FIXTURES	1,289,430

FURNITURE AND HOMEFURNISHINGS STORES - 0.30%
3,753	*	Bed Bath & Beyond, Inc	135,671
5,751		Best Buy Co, Inc	250,053
1,379		Circuit City Stores, Inc	31,152
1,000		Pier 1 Imports, Inc	8,730
1,971		RadioShack Corp	41,450
76	*	Williams-Sonoma, Inc	3,279

		TOTAL FURNITURE AND HOMEFURNISHINGS STORES	470,335

GENERAL BUILDING CONTRACTORS - 0.56%
121	*	Avatar Holdings, Inc	6,645
500		Beazer Homes USA, Inc	36,420
2,024		Centex Corp	144,696
5,769		DR Horton, Inc	206,126
1,200		KB Home	87,192
2,440		Lennar Corp (Class A)	148,889
64		Lennar Corp (Class B)	3,628
400		MDC Holdings, Inc	24,792
3,396		Pulte Homes, Inc	133,667
400		Ryland Group, Inc	28,852

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

400		Standard-Pacific Corp	$14,720
1,600	*	Toll Brothers, Inc	55,424

		TOTAL GENERAL BUILDING CONTRACTORS	891,051

GENERAL MERCHANDISE STORES - 1.31%
300	*	99 Cents Only Stores	3,138
331	*	Big Lots, Inc	3,975
41	*	BJ's Wholesale Club, Inc	1,212
700		Bon-Ton Stores, Inc	13,391
10,898		Costco Wholesale Corp	539,124
3,508		Dollar General Corp	66,898
3,721		Family Dollar Stores, Inc	92,244
4,491		JC Penney Co, Inc	249,700
1,400	*	Retail Ventures, Inc	17,416
1,945	*	Saks, Inc	32,793
15,278		Target Corp	839,832
9,754		TJX Cos, Inc	226,585

		TOTAL GENERAL MERCHANDISE STORES	2,086,308

HEALTH SERVICES - 0.77%
6,289	*	Caremark Rx, Inc	325,707
300	*	Corvel Corp	5,697
1,917	*	Coventry Health Care, Inc	109,192
600	*	DaVita, Inc	30,384
207	*	Edwards Lifesciences Corp	8,613
1,462	*	Express Scripts, Inc	122,516
800	*	Gentiva Health Services, Inc	11,792
3,541		Health Management Associates, Inc (Class A)	77,760
104		Hooper Holmes, Inc	265
1,700	*	Laboratory Corp of America Holdings	91,545
34	*	LifePoint Hospitals, Inc	1,275
885	*	Lincare Holdings, Inc	37,090
1,241		Manor Care, Inc	49,355
4,337	*	Medco Health Solutions, Inc	242,005
2,557	*	Nektar Therapeutics	42,088
967		Option Care, Inc	12,919
465	*	Specialty Laboratories, Inc	6,068
798	*	Triad Hospitals, Inc	31,306
483		Universal Health Services, Inc (Class B)	22,575
200	*	VistaCare, Inc (Class A)	2,500

		TOTAL HEALTH SERVICES	1,230,652

HOLDING AND OTHER INVESTMENT OFFICES - 2.50%
7,424		Allied Capital Corp	218,043
884		AMB Property Corp	43,466
2,200		American Financial Realty Trust	26,400

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES		VALUE

2,400	Annaly Mortgage Management, Inc	$26,256
7,391	Archstone-Smith Trust	309,609
1,147	AvalonBay Communities, Inc	102,370
1,400	Bedford Property Investors	30,716
3,300	Bimini Mortgage Management, Inc (Class A)	29,865
2,085	Boston Properties, Inc	154,561
1,100	Cherokee, Inc	37,829
1,632	Crescent Real Estate Equities Co	32,346
200	Developers Diversified Realty Corp	9,404
4,006	Duke Realty Corp	133,800
15,389	Equity Office Properties Trust	466,748
9,262	Equity Residential	362,329
1,000	First Industrial Realty Trust, Inc	38,500
2,700	Friedman Billings Ramsey Group, Inc	26,730
2,980	General Growth Properties, Inc	140,030
700	Gladstone Capital Corp	14,966
700	Harris & Harris Group, Inc	9,730
1,300	Health Care Property Investors, Inc	33,228
800	Hospitality Properties Trust	32,080
5,200	Host Marriott Corp	98,540
2,700	HRPT Properties Trust	27,945
2,829	iStar Financial, Inc	100,854
4,600	Kimco Realty Corp	147,568
11,800	Luminent Mortgage Capital, Inc	88,618
4,200	MFA Mortgage Investments, Inc	23,940
4,900	New Plan Excel Realty Trust	113,582
800	NorthStar Realty Finance Corp	8,152
1,400	Origen Financial, Inc	9,968
5,433	Prologis	253,830
2,182	Public Storage, Inc	147,765
5,337	Simon Property Group, Inc	408,974
3,003	Vornado Realty Trust	250,660
300	Weingarten Realty Investors	11,343

	TOTAL HOLDING AND OTHER INVESTMENT OFFICES	3,970,745

HOTELS AND OTHER LODGING PLACES - 0.27%
4,000	Choice Hotels International, Inc	167,040
2,851	Gaylord Entertainment Co	124,275
3,800	Great Wolf Resorts, Inc	39,178
4,500	Lodgian, Inc	48,285
2,256	Marcus Corp	53,016

	TOTAL HOTELS AND OTHER LODGING PLACES	431,794

INDUSTRIAL MACHINERY AND EQUIPMENT - 6.24%
18,766	3M Co	1,454,365
3,000	AGCO Corp	49,710
1,100	Alamo Group, Inc	22,550
4,200	American Standard Cos, Inc	167,790

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

9,836		Apple Computer, Inc	$707,110
26,168		Applied Materials, Inc	469,454
700		Astec Industries, Inc	22,862
1,647		Black & Decker Corp	143,223
900		Briggs & Stratton Corp	34,911
375		Brooks Automation, Inc	4,699
300		Carlisle Cos, Inc	20,745
333		CDW Corp	19,171
490		Cirrus Logic, Inc	3,273
1,800		Cooper Cameron Corp	74,520
834		Cummins, Inc	74,835
7,667		Deere & Co	522,199
33,650		Dell, Inc	1,009,164
34,542		EMC Corp	470,462
441		Emulex Corp	8,727
1,200		Entegris, Inc	11,304
233		Extreme Networks, Inc	1,107
843		Gehl Co	22,129
696		Graco, Inc	25,390
2,598		Grant Prideco, Inc	114,624
40,247		Hewlett-Packard Co	1,152,272
200		Hydril	12,520
152		Intermec, Inc	5,138
25,731		International Business Machines Corp	2,115,088
2,107		Jabil Circuit, Inc	78,149
600		Lam Research Corp	21,408
1,719	*	Lexmark International, Inc	77,063
800		Lufkin Industries, Inc	39,896
992		Modine Manufacturing Co	32,329
500		NN, Inc	5,300
976		Nordson Corp	39,538
224	*	Nuance Communications, Inc	1,709
700	*	Oil States International, Inc	22,176
2,100		Pall Corp	56,406
719	*	Palm, Inc	22,864
1,700		Pentair, Inc	58,684
300	*	Quantum Corp	915
1,900	*	SanDisk Corp	119,358
2,459	*	Semitool, Inc	26,754
4,484		Smith International, Inc	166,401
16,905	*	Solectron Corp	61,872
948		SPX Corp	43,390
1,800		Stanley Works	86,472
2,500		Tennant Co	130,000
650	*	TurboChef Technologies, Inc	9,334
1,370	*	Varian Medical Systems, Inc	68,966
485	*	Western Digital Corp	9,026

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT	9,917,352

INSTRUMENTS AND RELATED PRODUCTS - 5.97%
567	*	Advanced Medical Optics, Inc	23,701

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

600	*	Affymetrix, Inc	$28,650
497	*	Align Technology, Inc	3,216
4,555		Allergan, Inc	491,758
300		Analogic Corp	14,355
4,300		Applera Corp (Applied Biosystems Group)	114,208
1,892		Bard (C.R.), Inc	124,721
583		Bausch & Lomb, Inc	39,586
15,531		Baxter International, Inc	584,742
822		Beckman Coulter, Inc	46,772
6,335		Becton Dickinson & Co	380,607
5,006		Biomet, Inc	183,069
623	*	Biosite, Inc	35,069
11,908	*	Boston Scientific Corp	291,627
864	*	Bruker BioSciences Corp	4,199
100		Cooper Cos, Inc	5,130
681	*	Credence Systems Corp	4,740
1,306		Dentsply International, Inc	70,119
500	*	DJ Orthopedics, Inc	13,790
400	*	FARO Technologies, Inc	8,000
1,808	*	Fisher Scientific International, Inc	111,843
600	*	Fossil, Inc	12,906
5,453		Guidant Corp	353,082
543	*	Input/Output, Inc	3,817
300	*	Intuitive Surgical, Inc	35,181
2,380	*	Ista Pharmaceuticals, Inc	15,137
58,922		Johnson & Johnson	3,541,212
400		Keithley Instruments, Inc	5,592
1,735		Kla-Tencor Corp	85,588
1,652	*	LTX Corp	7,434
22,476		Medtronic, Inc	1,293,943
695	*	Millipore Corp	45,898
305	*	MKS Instruments, Inc	5,456
3,265	*	Nanogen, Inc	8,554
596		Oakley, Inc	8,755
2,064		PerkinElmer, Inc	48,628
5,142		Pitney Bowes, Inc	217,250
5,580	*	St. Jude Medical, Inc	280,116
6,392		Stryker Corp	283,997
200	*	Techne Corp	11,230
1,500		Tektronix, Inc	42,315
2,250	*	Thermo Electron Corp	67,793
1,349	*	TriPath Imaging, Inc	8,148
1,647	*	Waters Corp	62,257
12,787	*	Xerox Corp	187,330
4,186	*	Zimmer Holdings, Inc	282,304

		TOTAL INSTRUMENTS AND RELATED PRODUCTS	9,493,825

INSURANCE AGENTS, BROKERS AND SERVICE - 0.80%
1,640		Brown & Brown, Inc	50,086
3,500		Crawford & Co (Class B)	20,160

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

2,664		Gallagher (Arthur J.) & Co	$82,264
7,596		Hartford Financial Services Group, Inc	652,420
14,898		Marsh & McLennan Cos, Inc	473,160

		TOTAL INSURANCE AGENTS, BROKERS AND SERVICE	1,278,090

INSURANCE CARRIERS - 5.96%
5,400		Aetna, Inc	509,274
400		Affirmative Insurance Holdings, Inc	5,836
14,594		Aflac, Inc	677,453
3,300		Ambac Financial Group, Inc	254,298
6,698		Chubb Corp	654,060
2,291		Cigna Corp	255,905
8,976		Cincinnati Financial Corp	401,048
737		Erie Indemnity Co (Class A)	39,208
3,695		Fidelity National Financial, Inc	135,939
1,100		First American Corp	49,830
400		HCC Insurance Holdings, Inc	11,872
1,822	*	Health Net, Inc	93,924
2,323	*	Humana, Inc	126,209
4,399		Jefferson-Pilot Corp	250,435
6,697		Lincoln National Corp	355,142
3,693		MBIA, Inc	222,171
500		Mercury General Corp	29,110
2,205		MGIC Investment Corp	145,133
900		Phoenix Cos, Inc	12,276
1,100		PMI Group, Inc	45,177
8,928		Principal Financial Group	423,455
4,633		Progressive Corp	541,042
12,259		Prudential Financial, Inc	897,236
1,200		Radian Group, Inc	70,308
3,993		Safeco Corp	225,605
17,454		St. Paul Travelers Cos, Inc	779,670
21,002		UnitedHealth Group, Inc	1,305,064
5,963		UnumProvident Corp	135,658
1,000		W.R. Berkley Corp	47,620
9,734	*	WellPoint, Inc	776,676

		TOTAL INSURANCE CARRIERS	9,476,634

LEATHER AND LEATHER PRODUCTS - 0.16%
6,376	*	Coach, Inc	212,576
1,800		Weyco Group, Inc	34,380

		TOTAL LEATHER AND LEATHER PRODUCTS	246,956

LOCAL AND INTERURBAN PASSENGER TRANSIT - 0.01%
700		Laidlaw International, Inc	16,261

		TOTAL LOCAL AND INTERURBAN PASSENGER TRANSIT	16,261

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

LUMBER AND WOOD PRODUCTS - 0.02%
1,474	*	Champion Enterprises, Inc	$20,076
300		Skyline Corp	10,920

		TOTAL LUMBER AND WOOD PRODUCTS	30,996

METAL MINING - 0.21%
1,552		Cleveland-Cliffs, Inc	137,461
5,859		Royal Gold, Inc	203,483

		TOTAL METAL MINING	340,944

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.15%
1,009		Callaway Golf Co	13,965
108		Charles & Colvard Ltd	2,182
900		Marine Products Corp	9,441
11,734		Mattel, Inc	185,632
161		Nautilus, Inc	3,004
1,783		Russ Berrie & Co, Inc	20,362
87	*	Steinway Musical Instruments, Inc	2,219

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES	236,805

MISCELLANEOUS RETAIL - 1.19%
4,695	*	Amazon.com, Inc	221,369
12,618		CVS Corp	333,368
702	*	Dollar Tree Stores, Inc	16,806
1,626	*	GSI Commerce, Inc	24,536
956		Michaels Stores, Inc	33,814
2,960	*	Office Depot, Inc	92,944
851		Petsmart, Inc	21,837
11,834		Staples, Inc	268,750
994		Tiffany & Co	38,060
17,190		Walgreen Co	760,829
2,462		World Fuel Services Corp	83,019

		TOTAL MISCELLANEOUS RETAIL	1,895,332

MOTION PICTURES - 1.71%
2,000		Carmike Cinemas, Inc	50,720
5,940	*	Discovery Holding Co (Class A)	89,991
1,100	*	DreamWorks Animation SKG, Inc (Class A)	27,016
708	*	Pixar	37,326
522		Regal Entertainment Group (Class A)	9,928
81,162		Time Warner, Inc	1,415,465
45,358		Walt Disney Co	1,087,231

		TOTAL MOTION PICTURES	2,717,677

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

NONDEPOSITORY INSTITUTIONS - 4.00%
1,014		Advanta Corp (Class A)	$30,552
3,168		American Capital Strategies Ltd	114,713
25,053		American Express Co	1,289,227
1,700	*	AmeriCredit Corp	43,571
2,220		Beverly Hills Bancorp, Inc	23,021
5,633		Capital One Financial Corp	486,691
2,600		CapitalSource, Inc	58,240
5,480		CIT Group, Inc	283,754
11,163		Countrywide Financial Corp	381,663
6,400		Doral Financial Corp	67,840
25,933		Fannie Mae	1,265,790
500		Federal Agricultural Mortgage Corp (Class C)	14,965
700		First Marblehead Corp	23,002
14,980		Freddie Mac	978,943
24,572		MBNA Corp	667,130
4,400		MCG Capital Corp	64,196
10,205		SLM Corp	562,193

		TOTAL NONDEPOSITORY INSTITUTIONS	6,355,491

NONMETALLIC MINERALS, EXCEPT FUELS - 0.16%
2,751		AMCOL International Corp	56,451
600		Florida Rock Industries, Inc	29,436
2,397		Vulcan Materials Co	162,397

		TOTAL NONMETALLIC MINERALS, EXCEPT FUELS	248,284

OIL AND GAS EXTRACTION - 4.82%
9,361		Anadarko Petroleum Corp	886,955
11,934		Apache Corp	817,718
532	*	Atlas America, Inc	32,037
959	*	ATP Oil & Gas Corp	35,493
500		Berry Petroleum Co (Class A)	28,600
1,950		Cabot Oil & Gas Corp (Class A)	87,945
2,100	*	Callon Petroleum Co	37,065
1,600	*	Cheniere Energy, Inc	59,552
8,396		Chesapeake Energy Corp	266,405
2,409		Cimarex Energy Co	103,611
394	*	Clayton Williams Energy, Inc	16,446
888	*	Comstock Resources, Inc	27,093
500	*	Delta Petroleum Corp	10,885
6,130	*	Denbury Resources, Inc	139,641
14,134		Devon Energy Corp	883,940
2,000	*	Edge Petroleum Corp	49,820
600	*	Encore Acquisition Co	19,224
1,136	*	Energy Partners Ltd	24,753
5,817		ENSCO International, Inc	257,984
10,966		Equitable Resources, Inc	402,343
1,943	*	Forest Oil Corp	88,543

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

1,300	*	FX Energy, Inc	$10,374
2,700	*	Global Industries Ltd	30,645
700	*	Goodrich Petroleum Corp	17,605
4,100	*	Grey Wolf, Inc	31,693
1,998	*	Harvest Natural Resources, Inc	17,742
2,299		Helmerich & Payne, Inc	142,331
1,800	*	Houston Exploration Co	95,040
2,445	*	KCS Energy, Inc	59,218
5,179	*	Meridian Resource Corp	21,752
3,787	*	National Oilwell Varco, Inc	237,445
4,196	*	Newfield Exploration Co	210,094
5,862		Noble Energy, Inc	236,239
2,200	*	Parallel Petroleum Corp	37,422
4,619	*	PetroHawk Energy Corp	61,063
200	*	Petroleum Development Corp	6,668
3,147	*	Petroquest Energy, Inc	26,057
5,316		Pioneer Natural Resources Co	272,551
2,609	*	Plains Exploration & Production Co	103,656
2,997		Pogo Producing Co	149,281
3,552	*	Pride International, Inc	109,224
2,550	*	Quicksilver Resources, Inc	107,126
3,604		Range Resources Corp	94,929
800	*	Remington Oil & Gas Corp	29,200
1,757		Rowan Cos, Inc	62,619
2,000		St. Mary Land & Exploration Co	73,620
2,055	*	Stone Energy Corp	93,564
1,641	*	Swift Energy Co	73,960
2,600		Tidewater, Inc	115,596
949	*	Toreador Resources Corp	19,995
8,181	*	Transmontaigne, Inc	53,995
146	*	Tri-Valley Corp	1,136
1,000	*	Unit Corp	55,030
1,100	*	Veritas DGC, Inc	39,039
3,200		Vintage Petroleum, Inc	170,656
700	*	Whiting Petroleum Corp	28,000
11,186		XTO Energy, Inc	491,513

		TOTAL OIL AND GAS EXTRACTION	7,662,131

PAPER AND ALLIED PRODUCTS - 0.85%
2,400		Bemis Co	66,888
1,600		Bowater, Inc	49,152
3,400	*	Buckeye Technologies, Inc	27,370
2,100		Chesapeake Corp	35,658
1,300		Glatfelter	18,447
9,800		Kimberly-Clark Corp	584,570
9,476		MeadWestvaco Corp	265,612
2,200		Packaging Corp of America	50,490
700		Potlatch Corp	35,686
1,300		Rock-Tenn Co (Class A)	17,745
3,271		Sonoco Products Co	96,167

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

2,422		Temple-Inland, Inc	$108,627

		TOTAL PAPER AND ALLIED PRODUCTS	1,356,412

PERSONAL SERVICES - 0.01%
300	*	Weight Watchers International, Inc	14,829

		TOTAL PERSONAL SERVICES	14,829

PETROLEUM AND COAL PRODUCTS - 1.11%
7,816		EOG Resources, Inc	573,460
2,672		Frontier Oil Corp	100,280
1,200	*	Giant Industries, Inc	62,352
1,678	*	Headwaters, Inc	59,468
4,934		Sunoco, Inc	386,727
11,168		Valero Energy Corp	576,269

		TOTAL PETROLEUM AND COAL PRODUCTS	1,758,556

PRIMARY METAL INDUSTRIES - 1.15%
2,500	*	Aleris International, Inc	80,600
2,679	*	Century Aluminum Co	70,217
21,111	*	Corning, Inc	415,042
648	*	General Cable Corp	12,766
2,368		Gibraltar Industries, Inc	54,322
1,700		Hubbell, Inc (Class B)	76,704
1,123	*	Lone Star Technologies, Inc	58,014
1,852	*	Maverick Tube Corp	73,821
1,969		Mueller Industries, Inc	53,990
1,624	*	NS Group, Inc	67,899
5,340		Nucor Corp	356,285
1,050		Quanex Corp	52,469
1,548		Schnitzer Steel Industries, Inc (Class A)	47,353
2,830		Steel Dynamics, Inc	100,493
2,300		Steel Technologies, Inc	64,377
3,715	*	Superior Essex, Inc	74,894
3,180		Tredegar Corp	40,990
2,400	*	Wheeling-Pittsburgh Corp	21,648
5,188		Worthington Industries, Inc	99,661

		TOTAL PRIMARY METAL INDUSTRIES	1,821,545

PRINTING AND PUBLISHING - 0.93%
600	*	ACCO Brands Corp	14,700
900		Dex Media, Inc	24,381
919		Dow Jones & Co, Inc	32,615
708	*	Dun & Bradstreet Corp	47,408
1,890		EW Scripps Co	90,758

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

300		Harte-Hanks, Inc	$7,917
10,870		McGraw-Hill Cos, Inc	561,218
3,396		New York Times Co (Class A)	89,824
200	*	Presstek, Inc	1,808
4,523		R.R. Donnelley & Sons Co	154,732
9,251		Tribune Co	279,935
137	*	Valassis Communications, Inc	3,983
218		Washington Post Co (Class B)	166,770

		TOTAL PRINTING AND PUBLISHING	1,476,049

RAILROAD TRANSPORTATION - 0.44%
1,461	*	Kansas City Southern Industries, Inc	35,692
14,674		Norfolk Southern Corp	657,835

		TOTAL RAILROAD TRANSPORTATION	693,527

REAL ESTATE - 0.01%
2,380		Stewart Enterprises, Inc (Class A)	12,876

		TOTAL REAL ESTATE	12,876

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.08%
1,671		Cooper Tire & Rubber Co	25,600
1,295	*	Sealed Air Corp	72,740
169	*	Skechers U.S.A., Inc (Class A)	2,589
1,100		Spartech Corp	24,145

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCT	125,074

SECURITY AND COMMODITY BROKERS - 2.69%
790		A.G. Edwards. Inc	37,019
2,796		Ameritrade Holding Corp	67,104
21,486		Charles Schwab Corp	315,200
400		Chicago Mercantile Exchange Holdings, Inc	146,996
500		Eaton Vance Corp	13,680
796		Federated Investors, Inc (Class B)	29,484
6,436		Franklin Resources, Inc	605,048
8,736		Goldman Sachs Group, Inc	1,115,675
3,086		Janus Capital Group, Inc	57,492
1,696		Legg Mason, Inc	202,994
20,686		Merrill Lynch & Co, Inc	1,401,063
184	*	Piper Jaffray Cos	7,434
738		SEI Investments Co	27,306
3,363		T Rowe Price Group, Inc	242,237

		TOTAL SECURITY AND COMMODITY BROKERS	4,268,732

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

SPECIAL TRADE CONTRACTORS - 0.04%
1,404	*	Layne Christensen Co	$35,704
1,802	*	Quanta Services, Inc	23,732

		TOTAL SPECIAL TRADE CONTRACTORS	59,436

STONE, CLAY, AND GLASS PRODUCTS - 0.06%
241		Apogee Enterprises, Inc	3,909
48	*	Cabot Microelectronics Corp	1,408
450		CARBO Ceramics, Inc	25,434
16		Eagle Materials, Inc	1,958
53		Eagle Materials, Inc (Class B)	6,242
2,542		Gentex Corp	49,569

		TOTAL STONE, CLAY, AND GLASS PRODUCTS	88,520

TEXTILE MILL PRODUCTS - 0.02%
648		Oxford Industries, Inc	35,446

		TOTAL TEXTILE MILL PRODUCTS	35,446

TRANSPORTATION BY AIR - 0.66%
600	*	Airtran Holdings, Inc	9,618
900	*	Alaska Air Group, Inc	32,148
2,587	*	AMR Corp	57,509
2,183	*	Continental Airlines, Inc (Class B)	46,498
400	*	ExpressJet Holdings, Inc	3,236
5,190		FedEx Corp	536,594
1,111	*	Frontier Airlines, Inc	10,266
1,462	*	JetBlue Airways Corp	22,486
1,832	*	Mesa Air Group, Inc	19,163
2,900	*	Pinnacle Airlines Corp	19,343
565		Skywest, Inc	15,176
17,239		Southwest Airlines Co	283,237

		TOTAL TRANSPORTATION BY AIR	1,055,274

TRANSPORTATION EQUIPMENT - 0.93%
1,500		American Axle & Manufacturing Holdings, Inc	27,495
1,603		ArvinMeritor, Inc	23,067
2,860		Autoliv, Inc	129,901
1,937		Brunswick Corp	78,758
800		Coachmen Industries, Inc	9,448
24,923		Dana Corp	178,947
200		Federal Signal Corp	3,002
1,100	*	Fleetwood Enterprises, Inc	13,585
6,330		Genuine Parts Co	278,014
553		Greenbrier Cos, Inc	15,705

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

6,676		Harley-Davidson, Inc	$343,747
1,727		Harsco Corp	116,590
800		JLG Industries, Inc	36,528
700		Noble International Ltd	14,588
100	*	Pactiv Corp	2,200
2,033		Standard Motor Products, Inc	18,765
1,600		Superior Industries International, Inc	35,616
1,482	*	Tenneco, Inc	29,062
2,300	*	TRW Automotive Holdings Corp	60,605
5,000	*	Visteon Corp	31,300
205		Wabash National Corp	3,905
800		Westinghouse Air Brake Technologies Corp	21,520
400		Winnebago Industries, Inc	13,312

		TOTAL TRANSPORTATION EQUIPMENT	1,485,660

TRANSPORTATION SERVICES - 0.10%
1,976		GATX Corp	71,294
1,083	*	RailAmerica, Inc	11,902
2,816		Sabre Holdings Corp	67,894

		TOTAL TRANSPORTATION SERVICES	151,090

TRUCKING AND WAREHOUSING - 0.71%
4,000	*	SIRVA, Inc	32,000
14,557		United Parcel Service, Inc (Class B)	1,093,959

		TOTAL TRUCKING AND WAREHOUSING	1,125,959

WATER TRANSPORTATION - 0.06%
1,000	*	Gulfmark Offshore, Inc	29,620
1,900	*	Hornbeck Offshore Services, Inc	62,130

		TOTAL WATER TRANSPORTATION	91,750

WHOLESALE TRADE-DURABLE GOODS - 0.63%
3,500		Adesa, Inc	85,470
5,600	*	Aviall, Inc	161,280
2,769		Barnes Group, Inc	91,377
1,098		BorgWarner, Inc	66,572
3,216	*	Castle (A.M.) & Co	70,237
496	*	Cytyc Corp	14,002
2,800		IKON Office Solutions, Inc	29,148
300	*	Ingram Micro, Inc (Class A)	5,979
782		Omnicare, Inc	44,746
1,596	*	Patterson Cos, Inc	53,306
2,192		Reliance Steel & Aluminum Co	133,975
3,830		Ryerson Tull, Inc	93,146

TIAA-CREF MUTUAL FUNDS - Social Choice Equity Fund

SHARES			VALUE

300	*	Strattec Security Corp	$12,126
1,924		W.W. Grainger, Inc	136,796

		TOTAL WHOLESALE TRADE-DURABLE GOODS	998,160

WHOLESALE TRADE-NONDURABLE GOODS - 1.47%
1,290	*	Allscripts Healthcare Solutions, Inc	17,286
9,838		Cardinal Health, Inc	676,363
500	*	Dean Foods Co	18,830
4,200	*	Endo Pharmaceuticals Holdings, Inc	127,092
1,500		Handleman Co	18,630
486	*	Henry Schein, Inc	21,209
300	*	Maui Land & Pineapple Co, Inc	10,179
7,164		McKesson Corp	369,591
300	*	Men's Wearhouse, Inc	8,832
5,100		Nike, Inc (Class B)	442,624
101		Reebok International, Ltd	5,881
8,400		Safeway, Inc	198,744
202		Stride Rite Corp	2,739
1,400		Supervalu, Inc	45,472
12,194		Sysco Corp	378,624

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS	2,342,096

		TOTAL COMMON STOCKS	158,742,018
		(Cost $ 147,927,470)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.73%
U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.73%
$ 1,160,000		Federal Home Loan Bank (FHLB), 3.40%, 01/03/06	1,159,568

		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES	1,159,568

		TOTAL SHORT-TERM INVESTMENTS	1,159,568
		(Cost $1,159,781)

		TOTAL PORTFOLIO - 100.62%	159,901,586
		(Cost $149,087,251)

		OTHER ASSETS & LIABILITIES, NET - (0.62%)	(980,722)

		NET ASSETS - 100.00%	$158,920,864

	*	Non-income producing
	v	Security valued at fair value.

		For ease of presentation, we have grouped a number of industry classification categories together in
		the Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $149,429,229.
		Net unrealized appreciation of portfolio investments aggregated $10,472,357 of which $26,735,042 related to appreciated
		portfolio investments and $16,262,685 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Managed Allocation Fund

TIAA-CREF MUTUAL FUNDS
MANAGED ALLOCATION FUND
STATEMENT OF INVESTMENTS
December 31, 2005
SHARES		VALUE

TIAA-CREF MUTUAL FUNDS - 99.99%
18,495,706	TIAA-CREF Bond Plus Fund	$187,361,506
12,119,650	TIAA-CREF Growth Equity Fund	116,469,844
1,453,543	TIAA-CREF High-Yield Bond Fund	13,183,634
8,360,098	TIAA-CREF Institutional Large Cap Value Fund - Retail Class	115,536,555
411,997	TIAA-CREF Institutional Real Estate Securities Fund - Retail Class	5,327,131
1,172,624	TIAA-CREF Institutional Small-Cap Equity Fund - Retail Class	16,909,241
5,516,912	TIAA-CREF International Equity Fund	66,313,292
2,616,345	TIAA-CREF Money Market Fund	2,616,345
761,313	TIAA-CREF Short-Term Bond Fund	7,864,364

	TOTAL TIAA-CREF MUTUAL FUNDS	531,581,912
	(Cost $518,146,062)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.08%
U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.08%
$ 390,000	Federal Home Loan Bank (FHLB) 3.400%, 01/03/06	389,855

	TOTAL SHORT TERM INVESTMENTS	389,855
	(Cost $389,927)

	TOTAL PORTFOLIO - 100.07%	531,971,767
	(Cost $518,535,989)

	OTHER ASSETS & LIABILITIES, NET - (0.07)%	(350,723)

	NET ASSETS - 100.00%	$531,621,044

	At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was
	$535,464,175. Net unrealized appreciation of portfolio investments aggregated $3,492,408 of which
	$36,480,424 related to appreciated portfolio investments and $39,972,832 related to depreciated portfolio
	investments.

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

TIAA-CREF MUTUAL FUNDS
HIGH-YIELD BOND FUND
STATEMENT OF INVESTMENTS
December 31, 2005

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

CORPORATE BONDS - 97.28%

AGRICULTURAL PRODUCTION-CROPS - 0.73%
$ 500,000		Dole Food Co, Inc	8.625	05/01/09	B2	$512,500
1,500,000		Dole Food Co, Inc	8.875	03/15/11	B2	1,537,500

		TOTAL AGRICULTURAL PRODUCTION-CROPS				2,050,000

AGRICULTURAL SERVICES - 1.04%
1,000,000		American Rock Salt Co LLC	9.500	03/15/14	B3	1,010,000
1,809,000		United Agri Products	8.250	12/15/11	B1	1,899,450

		TOTAL AGRICULTURAL SERVICES				2,909,450

AMUSEMENT AND RECREATION SERVICES - 1.12%
1,000,000		Mohegan Tribal Gaming Authority	6.125	02/15/13	Ba2	982,500
375,000		Mohegan Tribal Gaming Authority	6.875	02/15/15	Ba3	377,813
1,750,000		Speedway Motorsports, Inc	6.750	06/01/13	Ba2	1,771,875

		TOTAL AMUSEMENT AND RECREATION SERVICES				3,132,188

APPAREL AND OTHER TEXTILE PRODUCTS - 1.02%
3,000,000		Broder Brothers	11.250	10/15/10	B3	2,857,500

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS				2,857,500

AUTO REPAIR, SERVICES AND PARKING - 2.30%
2,500,000	g	Hertz Corp	10.500	01/01/16	B3	2,575,000
1,250,000	g	Hertz Corp	8.875	01/01/14	B1	1,273,438
3,000,000		Keystone Automotive Operations, Inc	9.750	11/01/13	Caa1	2,595,000

		TOTAL AUTO REPAIR, SERVICES AND PARKING				6,443,438

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 1.05%
2,750,000		Autonation, Inc	9.000	08/01/08	Ba2	2,942,500

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				2,942,500

BUSINESS SERVICES - 5.53%
2,000,000		Activant Solutions, Inc	10.500	06/15/11	B2	2,190,000
750,000	g	Activant Solutions, Inc	10.530	04/01/10	B2	773,438
600,000		Advanstar Communications, Inc	10.750	08/15/10	B3	657,750
1,500,000		Advanstar, Inc	15.000	10/15/11	NR	1,569,375
2,000,000		Iron Mountain, Inc	8.625	04/01/13	Caa1	2,085,000
3,000,000		Lamar Media Corp	6.625	08/15/15	Ba3	3,011,250

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 1,000,000		Stena AB	9.625	12/01/12	Ba3	$1,086,250
3,000,000		Sungard Data Systems, Inc	9.125	08/15/13	B3	3,105,000
1,000,000		Universal Compression, Inc	7.250	05/15/10	Ba3	1,015,000

		TOTAL BUSINESS SERVICES				15,493,063

CHEMICALS AND ALLIED PRODUCTS - 5.11%
650,000		BCP Crystal US Holdings Corp	9.625	06/15/14	B3	723,125
1,000,000		Church & Dwight Co, Inc	6.000	12/15/12	Ba3	985,000
500,000		Equistar Chemicals Lp	8.750	02/15/09	B2	526,250
500,000		Equistar Chemicals Lp/Equistar Funding Corp	10.125	09/01/08	B2	542,500
2,000,000		Hercules, Inc	6.750	10/15/29	Ba3	1,925,000
1,000,000		Huntsman International LLC	9.875	03/01/09	B2	1,055,000
1,500,000		ISP Chemco, Inc	10.250	07/01/11	B1	1,597,500
1,600,000	g	Mylan Laboratories, Inc	6.375	08/15/15	Ba1	1,602,000
1,000,000		Nell AF SARL	8.375	08/15/15	B2	990,000
729,000		Rockwood Specialties Group, Inc	10.625	05/15/11	B3	799,166
1,500,000		Scotts Miracle-Gro Co	6.625	11/15/13	Ba2	1,518,750
1,900,000		WH Holdings Ltd/WH Capital Corp	9.500	04/01/11	B1	2,052,000

		TOTAL CHEMICALS AND ALLIED PRODUCTS				14,316,291

COAL MINING - 1.57%
1,000,000		Arch Western Finance LLC	6.750	07/01/13	Ba3	1,018,750
1,750,000		Foundation PA Coal Co	7.250	08/01/14	B1	1,809,063
1,500,000		Peabody Energy Corp	6.875	03/15/13	Ba3	1,560,000

		TOTAL COAL MINING				4,387,813

COMMUNICATIONS - 12.45%
2,850,000		Allbritton Communications Co	7.750	12/15/12	B3	2,864,250
2,000,000		American Cellular Corp	10.000	08/01/11	B3	2,170,000
2,461,000		AT&T Corp	9.050	11/15/11	A2	2,720,808
1,000,000	g	Charter Communications Operating LLC/Charter Communications Operating Capital	8.000	04/30/12	B2	995,000
375,000		Citizens Communications Co	7.625	08/15/08	Ba3	390,938
1,000,000		Citizens Communications Co	9.250	05/15/11	Ba3	1,102,500
2,000,000		Corus Entertainment, Inc	8.750	03/01/12	B1	2,165,000
750,000		CSC Holdings, Inc	8.125	07/15/09	B2	757,500
2,100,000		CSC Holdings, Inc	7.625	04/01/11	B2	2,089,500
1,000,000		Echostar DBS Corp	5.750	10/01/08	Ba3	980,000
1,025,000		Echostar DBS Corp	6.625	10/01/14	Ba3	982,719
1,000,000	g	Fisher Communications, Inc	8.625	09/15/14	B2	1,055,000
1,500,000		Gray Television, Inc	9.250	12/15/11	Ba3	1,601,250
2,000,000		MCI, Inc	7.688	05/01/09	Ba3	2,065,000
475,000		PanAmSat Corp	9.000	08/15/14	B1	497,563
1,250,000		Qwest Corp	6.875	09/15/33	Ba3	1,175,000
2,500,000		Qwest Corp	7.875	09/01/11	Ba3	2,693,750
2,000,000		Qwest Corp	8.875	03/15/12	Ba3	2,255,000
1,000,000		Rogers Cable, Inc	6.750	03/15/15	Ba3	1,015,000

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 1,000,000		Rogers Cable, Inc	7.875	05/01/12	Ba3	$1,073,750
1,750,000		Rogers Wireless, Inc	9.625	05/01/11	Ba3	2,012,500
1,000,000		Rogers Wireless, Inc	9.750	06/01/16	Ba3	1,207,500
1,000,000		Videotron Ltee	6.875	01/15/14	Ba3	1,012,500

		TOTAL COMMUNICATIONS				34,882,028

EATING AND DRINKING PLACES - 0.69%
2,000,000		Carrols Corp	9.000	01/15/13	B3	1,945,000

		TOTAL EATING AND DRINKING PLACES				1,945,000

ELECTRIC, GAS, AND SANITARY SERVICES - 11.93%
500,000		AES Corp	9.375	09/15/10	B1	546,250
750,000		AES Corp	7.750	03/01/14	B1	786,563
1,000,000		AES Corp	8.875	02/15/11	B1	1,081,250
500,000	g	AES Corp	9.000	05/15/15	Ba3	547,500
1,000,000	g	Allegheny Energy Supply	8.250	04/15/12	Ba3	1,127,500
1,000,000		Allied Waste North America	5.750	02/15/11	B2	947,500
1,000,000		Allied Waste North America	6.125	02/15/14	B2	942,500
1,000,000		Allied Waste North America	7.250	03/15/15	B2	1,010,000
1,000,000		Allied Waste North America	7.875	04/15/13	B2	1,032,500
1,500,000		CMS Energy Corp	8.500	04/15/11	B1	1,633,125
750,000		CMS Energy Corp	6.875	12/15/15	B1	756,563
1,000,000		Colorado Interstate Gas Co	5.950	03/15/15	B1	965,880
500,000		Edison Mission Energy	10.000	08/15/08	B1	547,500
500,000		Edison Mission Energy	9.875	04/15/11	B1	583,125
1,000,000		General Cable Corp	9.500	11/15/10	B2	1,060,000
2,500,000		Midwest Generation LLC	8.300	07/02/09	B1	2,606,250
1,400,000		Mirant North America LLC	7.375	12/31/13	B1	1,415,750
1,000,000		Nevada Power Co	6.500	04/15/12	Ba1	1,025,000
649,000		Nevada Power Co	9.000	08/15/13	Ba1	714,716
1,059,000		NRG Energy, Inc	8.000	12/15/13	WR	1,180,785
250,000		Orion Power Holdings, Inc	12.000	05/01/10	B2	282,500
1,500,000		Reliant Energy, Inc	9.500	07/15/13	B1	1,503,750
1,000,000		Sierra Pacific Resources	8.625	03/15/14	B1	1,081,989
1,000,000		Southern Natural Gas Co	8.000	03/01/32	B1	1,096,513
500,000		TECO Energy, Inc	6.750	05/01/15	Ba2	517,500
1,000,000		TECO Energy, Inc	7.200	05/01/11	Ba2	1,055,000
1,000,000		TECO Energy, Inc	7.500	06/15/10	Ba2	1,065,000
833,000	g	Targa Resources, Inc	8.500	11/01/13	B2	853,825
2,000,000	g	Texas Genco LLC/Texas Genco Financing Corp	6.875	12/15/14	B1	2,165,000
1,000,000		Williams Cos, Inc	7.750	06/15/31	B1	1,055,000
1,000,000		Williams Cos, Inc	8.125	03/15/12	B1	1,090,000
1,000,000		Williams Cos, Inc	8.750	03/15/32	B1	1,160,000

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				33,436,334

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 3.31%
2,000,000		Flextronics International Ltd	6.250	11/15/14	Ba2	1,972,500

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 1,000,000		Freescale Semiconductor, Inc	6.875	07/15/11	Ba1	$1,050,000
1,000,000		Freescale Semiconductor, Inc	7.125	07/15/14	Ba1	1,065,000
650,000		Global Cash Access LLC/Global Cash Finance Corp	8.750	03/15/12	NR	691,438
2,000,000		L-3 Communications Corp	5.875	01/15/15	Ba3	1,940,000
400,000	g	L-3 Communications Corp	6.375	10/15/15	Ba3	399,000
1,000,000		L-3 Communications Corp	7.625	06/15/12	Ba3	1,052,500
1,000,000		Sanmina-SCI Corp	10.375	01/15/10	Ba2	1,105,000

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				9,275,438

FABRICATED METAL PRODUCTS - 0.83%
1,000,000		Ball Corp	6.875	12/15/12	Ba2	1,032,500
1,250,000	g	Crown Americas LLC and Crown Americas Capital Corp	7.625	11/15/13	B1	1,296,875

		TOTAL FABRICATED METAL PRODUCTS				2,329,375

FOOD AND KINDRED PRODUCTS - 0.82%
750,000		Del Monte Corp	6.750	02/15/15	B2	731,250
500,000		Del Monte Corp	8.625	12/15/12	B2	531,250
1,000,000		Swift & Co	10.125	10/01/09	B2	1,032,500

		TOTAL FOOD AND KINDRED PRODUCTS				2,295,000

FOOD STORES - 1.19%
1,700,000		Delhaize America, Inc	8.125	04/15/11	Ba1	1,853,114
1,500,000		Stater Brothers Holdings	8.125	06/15/12	B1	1,485,000

		TOTAL FOOD STORES				3,338,114

GENERAL BUILDING CONTRACTORS - 1.90%
1,000,000		Beazer Homes USA, Inc	6.875	07/15/15	Ba1	958,750
1,000,000		DR Horton, Inc	9.750	09/15/10	Ba1	1,130,502
500,000		KB Home	8.625	12/15/08	Ba2	531,087
1,000,000		KB Home	5.750	02/01/14	Ba1	942,870
500,000		KB Home	6.375	08/15/11	Ba1	500,376
500,000		KB Home	7.750	02/01/10	Ba2	522,365
820,000	g	Stanley-Martin Communities LLC	9.750	08/15/15	B3	746,200

		TOTAL GENERAL BUILDING CONTRACTORS				5,332,150

GENERAL MERCHANDISE STORES - 0.42%
1,000,000		JC Penney Corp, Inc	9.000	08/01/12	Ba1	1,176,564

		TOTAL GENERAL MERCHANDISE STORES				1,176,564

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

HEALTH SERVICES - 3.62%
$ 500,000		Coventry Health Care, Inc	5.875	01/15/12	Ba1	$505,000
800,000		Coventry Health Care, Inc	6.125	01/15/15	Ba1	820,000
1,000,000		DaVita, Inc	6.625	03/15/13	B2	1,017,500
1,500,000		DaVita, Inc	7.250	03/15/15	B3	1,518,750
500,000		HCA, Inc	5.250	11/06/08	Ba2	493,412
1,000,000		HCA, Inc	7.875	02/01/11	Ba2	1,075,157
1,000,000		HCA, Inc	6.300	10/01/12	Ba2	1,004,993
1,000,000		Tenet Healthcare Corp	6.375	12/01/11	B3	912,500
500,000		Tenet Healthcare Corp	7.375	02/01/13	B3	461,250
500,000		Tenet Healthcare Corp	9.875	07/01/14	B3	506,250
800,000	g	Ventas Realty Lp/Ventas Capital Corp	6.500	06/01/16	Ba2	804,000
1,000,000		Ventas Realty Lp/Ventas Capital Corp	6.750	06/01/10	Ba2	1,025,000

		TOTAL HEALTH SERVICES				10,143,812

HOTELS AND OTHER LODGING PLACES - 2.92%
1,500,000		Boyd Gaming Corp	7.750	12/15/12	B1	1,571,250
750,000		MGM Mirage	8.500	09/15/10	Ba2	812,813
1,000,000		MGM Mirage	6.625	07/15/15	Ba2	997,500
2,750,000		MGM Mirage	6.750	09/01/12	Ba2	2,787,813
1,000,000		Station Casinos, Inc	6.000	04/01/12	Ba2	997,500
1,000,000		Station Casinos, Inc	6.500	02/01/14	Ba3	1,010,000

		TOTAL HOTELS AND OTHER LODGING PLACES				8,176,876

INDUSTRIAL MACHINERY AND EQUIPMENT - 1.19%
1,750,000		Case New Holland, Inc	9.250	08/01/11	Ba3	1,872,500
1,500,000		Scientific Games Corp	6.250	12/15/12	B1	1,475,625

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				3,348,125

INSTRUMENTS AND RELATED PRODUCTS - 1.43%
1,750,000		Fisher Scientific International, Inc	6.125	07/01/15	Ba2	1,750,000
500,000		Fisher Scientific International, Inc	6.750	08/15/14	Ba2	521,250
1,150,000		Xerox Corp	6.875	08/15/11	Ba2	1,190,250
500,000		Xerox Corp	9.750	01/15/09	Ba2	553,125

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				4,014,625

JUSTICE, PUBLIC ORDER AND SAFETY - 0.53%
1,500,000		Corrections Corp of America	6.250	03/15/13	Ba3	1,485,000

		TOTAL JUSTICE, PUBLIC ORDER AND SAFETY				1,485,000

LEGAL SERVICES - 0.61%
1,650,000	g	FTI Consulting, Inc	7.625	06/15/13	Ba2	1,699,500

		TOTAL LEGAL SERVICES				1,699,500

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.58%
$ 1,500,000		Koppers, Inc	9.875	10/15/13	B2	$1,627,500

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				1,627,500

MISCELLANEOUS RETAIL - 2.66%
1,000,000		Couche-Tard US Lp/Couche-Tard Finance Corp	7.500	12/15/13	Ba3	1,030,000
944,000		FTD, Inc	7.750	02/15/14	B3	934,560
3,500,000	g	GSC Holdings Corp	8.000	10/01/12	Ba3	3,290,000
1,000,000		Rite Aid Corp	7.500	01/15/15	B2	945,000
1,250,000	g	Stripes Acquisition LLC/Susser Finance Corp	10.625	12/15/13	B2	1,268,750

		TOTAL MISCELLANEOUS RETAIL				7,468,310

NONDEPOSITORY INSTITUTIONS - 3.35%
1,000,000		Ford Motor Credit Co	5.700	01/15/10	Baa3	850,000
1,450,000		General Motors Acceptance Corp	5.625	05/15/09	Ba1	1,290,053
800,000		General Motors Acceptance Corp	6.125	08/28/07	Ba1	741,582
800,000		General Motors Acceptance Corp	6.750	12/01/14	Ba1	719,697
1,600,000		General Motors Acceptance Corp	7.250	03/02/11	Ba1	1,470,621
4,500,000		General Motors Acceptance Corp	8.000	11/01/31	Ba1	4,310,465

		TOTAL NONDEPOSITORY INSTITUTIONS				9,382,418

OIL AND GAS EXTRACTION - 5.02%
1,120,000		Chesapeake Energy Corp	6.875	01/15/16	Ba2	1,148,000
2,500,000	g	Chesapeake Energy Corp	6.875	11/15/20	Ba2	2,531,250
750,000		Chesapeake Energy Corp	7.500	09/15/13	Ba2	796,875
2,000,000		Chesapeake Energy Corp	7.750	01/15/15	Ba2	2,120,000
1,450,000		Encore Acquisition Co	6.000	07/15/15	B2	1,334,000
425,000		Encore Acquisition Co	7.250	12/01/17	B2	420,750
1,000,000		Hanover Compressor Co	9.000	06/01/14	B3	1,090,000
220,000		Hanover Equipment Trust	8.500	09/01/08	B2	227,975
500,000		Hanover Equipment Trust	8.750	09/01/11	B2	528,750
1,000,000		Kerr-McGee Corp	6.875	09/15/11	Ba3	1,068,501
1,000,000		Kerr-McGee Corp	6.950	07/01/24	Ba3	1,060,682
649,000		Magnum Hunter Resources, Inc	9.600	03/15/12	Ba3	704,165
1,000,000		Plains Exploration & Production Co	7.125	06/15/14	Ba2	1,035,000

		TOTAL OIL AND GAS EXTRACTION				14,065,948

PAPER AND ALLIED PRODUCTS - 4.46%
1,359,000		Abitibi-Consolidated, Inc	8.550	08/01/10	B1	1,375,988
2,500,000		Caraustar Industries, Inc	9.875	04/01/11	Caa1	2,550,000
1,000,000		Georgia-Pacific Corp	8.000	01/15/24	Ba2	955,000
500,000		Graphic Packaging International Corp	8.500	08/15/11	B2	501,250
1,250,000		Graphic Packaging International Corp	9.500	08/15/13	B3	1,193,750
1,880,000		Greif, Inc	8.875	08/01/12	B1	2,002,200

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 750,000		Jefferson Smurfit Corp US	8.250	10/01/12	B2	$720,000
820,000	g	Plastipak Holdings, Inc	8.500	12/15/15	B2	828,200
1,000,000		Playtex Products, Inc	8.000	03/01/11	B2	1,065,000
1,250,000		Playtex Products, Inc	9.375	06/01/11	Caa1	1,309,375

		TOTAL PAPER AND ALLIED PRODUCTS				12,500,763

PERSONAL SERVICES - 1.22%
1,442,000		Coinmach Corp	9.000	02/01/10	B3	1,510,495
1,900,000		Mac-Gray Corp	7.625	08/15/15	B1	1,914,250

		TOTAL PERSONAL SERVICES				3,424,745

PETROLEUM AND COAL PRODUCTS - 0.63%
580,000		Polypore, Inc	8.750	05/15/12	Caa2	510,400
1,250,000	g	Tesoro Corp	6.250	11/01/12	Ba1	1,256,250

		TOTAL PETROLEUM AND COAL PRODUCTS				1,766,650

PRIMARY METAL INDUSTRIES - 1.22%
2,500,000	g	Novelis, Inc	7.500	02/15/15	B1	2,331,250
600,000	g	Texas Industries, Inc	7.250	07/15/13	Ba3	622,500
421,000		United States Steel Corp	9.750	05/15/10	Ba2	457,838

		TOTAL PRIMARY METAL INDUSTRIES				3,411,588

PRINTING AND PUBLISHING - 3.48%
1,200,000		American Achievement Corp	8.250	04/01/12	B3	1,218,000
1,825,000		Cenveo Corp	7.875	12/01/13	B3	1,761,125
1,000,000		Cenveo Corp	9.625	03/15/12	B1	1,080,000
500,000		Dex Media West LLC/Dex Media Finance Co	5.875	11/15/11	B1	503,125
977,000		Dex Media West LLC/Dex Media Finance Co	9.875	08/15/13	B2	1,084,470
1,250,000	g	Network Communications, Inc	10.750	12/01/13	B2	1,250,000
500,000		Primedia, Inc	8.000	05/15/13	B2	423,125
1,000,000		Primedia, Inc	8.875	05/15/11	B2	922,500
1,500,000		Visant Corp	7.625	10/01/12	B3	1,507,500

		TOTAL PRINTING AND PUBLISHING				9,749,845

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.70%
2,250,000		Solo Cup Co	8.500	02/15/14	Caa1	1,968,750

		TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				1,968,750

SECURITY AND COMMODITY BROKERS - 0.29%
800,000	g	E*Trade Financial Corp	7.375	09/15/13	B1	810,000

		TOTAL SECURITY AND COMMODITY BROKERS				810,000

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

SOCIAL SERVICES - 0.34%
$ 1,000,000	g	Knowledge Learning Corp, Inc	7.750	02/01/15	B3	$950,000

		TOTAL SOCIAL SERVICES				950,000

STONE, CLAY, AND GLASS PRODUCTS - 1.03%
1,250,000		Owens Brockway Glass Container, Inc	7.750	05/15/11	B1	1,304,688
500,000		Owens Brockway Glass Container, Inc	8.750	11/15/12	B1	537,500
1,000,000		Owens Brockway Glass Container, Inc	8.875	02/15/09	B1	1,043,750

		TOTAL STONE, CLAY, AND GLASS PRODUCTS				2,885,938

TRANSPORTATION EQUIPMENT - 3.60%
1,000,000	g	Bombardier, Inc	6.750	05/01/12	Ba2	925,000
500,000		Dana Corp	10.125	03/15/10	B1	427,500
1,000,000		Ford Motor Co	6.500	08/01/18	Ba1	650,000
1,500,000		Ford Motor Co	7.450	07/16/31	Ba1	1,020,000
1,000,000		Ford Motor Co	8.900	01/15/32	Ba1	732,500
2,000,000		Ford Motor Co	6.625	10/01/28	Ba1	1,290,000
1,505,000		Navistar International Corp	6.250	03/01/12	Ba3	1,346,975
1,000,000		Sequa Corp	9.000	08/01/09	B1	1,062,500
1,000,000		Sequa Corp	8.875	04/01/08	B1	1,042,500
1,500,000		TransDigm, Inc	8.375	07/15/11	B3	1,578,750

		TOTAL TRANSPORTATION EQUIPMENT				10,075,725

TRANSPORTATION SERVICES - 0.64%
1,850,000		United Rentals North America, Inc	6.500	02/15/12	B3	1,801,438

		TOTAL TRANSPORTATION SERVICES				1,801,438

WATER TRANSPORTATION - 0.74%
2,000,000		Gulfmark Offshore, Inc	7.750	07/15/14	B2	2,080,000

		TOTAL WATER TRANSPORTATION				2,080,000

WHOLESALE TRADE-DURABLE GOODS - 2.42%
1,250,000	g	IKON Office Solutions, Inc	7.750	09/15/15	Ba2	1,218,750
1,650,000		Omnicare, Inc	6.750	12/15/13	Ba3	1,668,563
750,000		Russel Metals, Inc	6.375	03/01/14	Ba3	727,500
3,250,000		Ryerson, Inc	8.250	12/15/11	B2	3,160,625

		TOTAL WHOLESALE TRADE-DURABLE GOODS				6,775,438

WHOLESALE TRADE-NONDURABLE GOODS - 1.59%
1,000,000		Airgas, Inc	6.250	07/15/14	Ba2	982,500

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 1,250,000	g	AmerisourceBergen Corp	5.625	09/15/12	Ba2	$1,246,912
1,250,000	g	AmerisourceBergen Corp	5.875	09/15/15	Ba2	1,257,748
1,000,000		Liberty Media Corp	8.250	02/01/30	NR	979,856

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				4,467,016

		TOTAL CORPORATE BONDS				272,622,256
		(Cost $ 271,821,842)
SHARES

COMMON STOCKS - 0.00% **

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.00% **
500		Travelcenters Of America, Inc				625
1,500		Travelcenters Of America, Inc				1,875

		TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				2,500

BUSINESS SERVICES - 0.00% **
1,500	v	Advanstar Holdings Corp				15

		TOTAL BUSINESS SERVICES				15

PAPER AND ALLIED PRODUCTS - 0.00% **
250	v	Pliant Corp				3

		TOTAL PAPER AND ALLIED PRODUCTS				3

		TOTAL COMMON STOCKS				2,518
		(Cost $162,890)

PRINCIPAL

SHORT-TERM INVESTMENTS - 0.13%
U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 0.13%
$ 360,000		Federal Home Loan Bank (FHLB), 3.400%, 01/03/06				359,866

		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES				359,866
		(Cost $359,932)

		TOTAL PORTFOLIO - 97.41%				272,984,640
		(Cost $272,344,664)

		OTHER ASSETS & LIABILITIES, NET - 2.59%				7,268,704

		NET ASSETS - 100.00%				280,253,344

TIAA-CREF MUTUAL FUNDS - High-Yield Bond Fund

**	Percentage represents less than 0.01%
g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2005, the value of these securities amounted to $40,800,643 or 14.56% of net assets.
v	Security valued at fair value.

ABBREVIATION:
NR - Not Rated

For ease of presentation,we have grouped a number of industry classification categories together in the
Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $272,347,164. Net unrealized appreciation of portfolio investments aggregated $637,476 of which $5,379,270 related to appreciated portfolio investments and $4,741,794 related to depreciated portfolio investments.

Restricted security held by the Fund is as follows:

SECURITY	ACQUISTION DATE	ACQUISTION COST	VALUE
TransDigm, Inc	07/15/03 - 04/08/05	$ 1,500,000	$ 1,578,750

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

TIAA-CREF MUTUAL FUNDS
SHORT-TERM BOND FUND
STATEMENT OF INVESTMENTS
December 31, 2005

				MOODY'S
			MATURITY	RATING
PRINCIPAL		RATE	DATE	(Unaudited)	VALUE

BONDS - 98.90%

CORPORATE BONDS - 41.56%

AUTOMOTIVE DEALERS AND SERVICE STATIONS - 0.13%
$ 250,000	Autonation, Inc	9.000	08/01/08	Ba2	$267,500

	TOTAL AUTOMOTIVE DEALERS AND SERVICE STATIONS				267,500

ASSET BACKED - 4.70%
1,500,000	Centex Home Equity Series 2004-D (Class MF2)	5.560	09/25/34	A2	1,486,073
1,000,000	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	994,433
500,000	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	476,746
500,000	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1M2)	5.700	02/25/34	A2	493,366
500,000	Chase Manhattan Auto Owner Trust Series 2004-A (Class A4)	2.830	09/15/10	Aaa	484,489
1,320,000	CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	1,306,169
766,664	CIT Group Home Equity Loan Trust Series 2002-2 (Class BF)	6.830	06/25/33	Baa2	766,988
4,000,000	Household Automotive Trust Series 2003-2 (Class A4)	3.020	12/17/10	Aaa	3,915,701

	TOTAL ASSET BACKED				9,923,965

CHEMICALS AND ALLIED PRODUCTS - 1.52%
1,000,000	Eli Lilly & Co	2.900	03/15/08	Aa3	963,843
1,000,000	Gillette Co	4.125	08/30/07	Aa3	989,868
250,000	Lubrizol Corp	4.625	10/01/09	Baa3	245,129
500,000	Merck & Co, Inc	5.250	07/01/06	Aa3	500,660
500,000	Pfizer, Inc	5.625	02/01/06	Aaa	500,397

	TOTAL CHEMICALS AND ALLIED PRODUCTS				3,199,897

COMMUNICATIONS - 1.79%
500,000	AT&T, Inc	4.125	09/15/09	A2	483,018
550,000	Comcast Cable Communications	6.375	01/30/06	Baa2	550,677
500,000	COX Communications, Inc	7.750	08/15/06	Baa3	507,184
500,000	Deutsche Telekom International Finance BV	3.875	07/22/08	A3	488,253
1,000,000	Sprint Capital Corp	6.000	01/15/07	Baa2	1,009,447
500,000	Verizon Wireless Capital LLC	5.375	12/15/06	A3	502,167
250,000	Vodafone Group plc	3.950	01/30/08	A2	245,195

	TOTAL COMMUNICATIONS				3,785,941

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MOODY'S
			MATURITY	RATING
PRINCIPAL		RATE	DATE	(Unaudited)	VALUE

DEPOSITORY INSTITUTIONS - 6.18%
$ 500,000	Bank of America Corp	5.250	02/01/07	Aa2	$502,156
750,000	Bank of America Corp	3.375	02/17/09	Aa2	717,144
1,000,000	Bank One Corp	6.500	02/01/06	Aa3	1,001,329
1,000,000	Bank One NA/Chicago IL	3.700	01/15/08	Aa2	978,434
2,500,000	Citigroup, Inc	4.625	08/03/10	Aa1	2,465,754
1,000,000	Citigroup, Inc	5.750	05/10/06	Aa1	1,003,580
1,000,000	JPMorgan Chase & Co	3.500	03/15/09	Aa3	957,981
500,000	M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	489,614
250,000	M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	247,173
500,000	Mellon Funding Corp	4.875	06/15/07	A1	500,145
250,000	National City Bank of Indiana	4.875	07/20/07	Aa3	250,039
480,000	Suntrust Bank	7.250	09/15/06	Aa3	485,918
500,000	US Bancorp	4.500	07/29/10	Aa2	491,037
500,000	Wachovia Bank NA/Old	4.850	07/30/07	Aa2	500,188
500,000	Washington Mutual Bank/Seattle WA	4.500	08/25/08	A2	494,914
2,000,000	Wells Fargo & Co	4.200	01/15/10	Aa1	1,947,693

	TOTAL DEPOSITORY INSTITUTIONS				13,033,099

EATING AND DRINKING PLACES - 0.24%
500,000	McDonald's Corp	5.950	01/15/08	A2	510,540

	TOTAL EATING AND DRINKING PLACES				510,540

ELECTRIC, GAS, AND SANITARY SERVICES - 4.45%
207,000	American Electric Power Co, Inc	6.125	05/15/06	Baa2	207,936
500,000	Atmos Energy Corp	4.000	10/15/09	Baa3	480,214
250,000	Consumers Energy Co	4.400	08/15/09	Baa3	242,704
2,000,000	Duke Energy Corp	3.750	03/05/08	A3	1,950,046
500,000	FirstEnergy Corp	5.500	11/15/06	Baa3	501,797
500,000	KeySpan Corp	4.900	05/16/08	A3	499,802
500,000	Midamerican Energy Holdings Co	4.625	10/01/07	Baa3	496,387
1,000,000	Nisource Finance Corp	3.200	11/01/06	Baa3	985,538
1,000,000	Ohio Power Co	5.300	11/01/10	A3	1,005,960
1,000,000	Pepco Holdings, Inc	3.750	02/15/06	Baa2	998,751
500,000	Pepco Holdings, Inc	5.500	08/15/07	Baa2	503,722
1,000,000	Tampa Electric Co	5.375	08/15/07	Baa2	1,004,297
500,000	Washington Gas Light	7.310	10/30/07	A2	520,778

	TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				9,397,932

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.24%
500,000	Cooper Industries, Inc	5.250	07/01/07	A3	499,983

	TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				499,983

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

FABRICATED METAL PRODUCTS - 0.48%
$ 1,000,000		Illinois Tool Works, Inc	5.750	03/01/09	Aa3	$1,018,665

		TOTAL FABRICATED METAL PRODUCTS				1,018,665

FOOD AND KINDRED PRODUCTS - 1.40%
500,000		Cadbury Schweppes US Finance LLC	3.875	10/01/08	Baa2	485,561
1,000,000		Coca-Cola Enterprises, Inc	2.500	09/15/06	A2	982,706
1,000,000		General Mills, Inc	5.125	02/15/07	Baa2	1,001,803
500,000		Kraft Foods, Inc	4.000	10/01/08	A3	486,999

		TOTAL FOOD AND KINDRED PRODUCTS				2,957,069

FOOD STORES - 0.48%
500,000		Fred Meyer, Inc	7.450	03/01/08	Baa2	521,038
500,000		Safeway, Inc	4.125	11/01/08	Baa2	484,045

		TOTAL FOOD STORES				1,005,083

FURNITURE AND FIXTURES - 0.24%
500,000		Masco Corp	4.625	08/15/07	Baa1	495,536

		TOTAL FURNITURE AND FIXTURES				495,536

GENERAL BUILDING CONTRACTORS - 0.27%
500,000		DR Horton, Inc	9.750	09/15/10	Ba1	565,251

		TOTAL GENERAL BUILDING CONTRACTORS				565,251

GENERAL MERCHANDISE STORES - 1.16%
1,000,000		May Department Stores Co	3.950	07/15/07	Baa1	985,314
500,000		Target Corp	3.375	03/01/08	A2	485,563
500,000		Wal-Mart Stores, Inc	4.375	07/12/07	Aa2	497,238
500,000		Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	483,834

		TOTAL GENERAL MERCHANDISE STORES				2,451,949

HOLDING AND OTHER INVESTMENT OFFICES - 0.47%
250,000		EOP Operating Lp	8.375	03/15/06	Baa2	251,712
250,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	244,958
500,000		Simon Property Group Lp	5.375	06/01/11	Baa1	501,662

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				998,332

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.94%
$ 500,000		Caterpillar Financial Services Corp	5.050	12/01/10	A2	$502,112
250,000		Caterpillar Financial Services Corp	4.875	06/15/07	A2	249,968
250,000		Hewlett-Packard Co	3.625	03/15/08	A3	244,002
1,000,000	g	IBM Canada Credit Services Co	3.750	11/30/07	A1	979,045

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				1,975,127

INSURANCE CARRIERS - 1.18%
500,000		International Lease Finance Corp	5.125	11/01/10	A1	497,696
1,500,000		UnitedHealth Group, Inc	3.300	01/30/08	A2	1,457,303
550,000		WellPoint, Inc	3.500	09/01/07	Baa1	536,518

		TOTAL INSURANCE CARRIERS				2,491,517

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.24%
500,000		Tyco International Group SA	5.800	08/01/06	Baa3	502,092

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				502,092

MOTION PICTURES - 0.24%
500,000		Walt Disney Co	5.500	12/29/06	Baa1	502,383

		TOTAL MOTION PICTURES				502,383

NONDEPOSITORY INSTITUTIONS - 5.33%
250,000		American General Finance Corp	2.750	06/15/08	A1	237,361
1,000,000		American Honda Finance Corp	5.125	12/15/10	A1	1,003,010
500,000		CIT Group, Inc	4.750	08/15/08	A2	497,037
250,000		CIT Group, Inc	5.200	11/03/10	A2	250,602
1,000,000		Countrywide Home Loans, Inc	5.500	08/01/06	A3	1,004,080
500,000		Ford Motor Credit Co	5.700	01/15/10	Baa3	425,000
500,000		Ford Motor Credit Co	5.800	01/12/09	Baa3	435,000
1,000,000		General Electric Capital Corp	4.125	03/04/08	Aaa	985,923
500,000		General Electric Capital Corp	5.350	03/30/06	Aaa	500,839
500,000		General Motors Acceptance Corp	6.125	08/28/07	Ba1	463,489
1,500,000		HSBC Finance Corp	4.125	11/16/09	A1	1,449,014
500,000		HSBC Finance Corp	4.750	04/15/10	A1	492,138
1,000,000		HSBC Finance Corp	4.750	05/15/09	A1	990,094
140,000		MBNA America Bank NA	5.375	01/15/08	Aa1	141,322
500,000		National Rural Utilities Cooperative Finance Corp	6.500	03/01/07	A2	508,794
500,000		Popular North America, Inc	3.875	10/01/08	A3	483,670
500,000		Residential Capital Corp	6.125	11/21/08	Baa3	501,705
500,000		SLM Corp	4.000	01/15/09	A2	486,169
400,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	381,755

		TOTAL NONDEPOSITORY INSTITUTIONS				11,237,002

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MOODY'S
			MATURITY	RATING
PRINCIPAL		RATE	DATE	(Unaudited)	VALUE

OIL AND GAS EXTRACTION - 1.87%
$ 500,000	Anadarko Petroleum Corp	3.250	05/01/08	Baa1	$482,830
750,000	Conoco Funding Co	5.450	10/15/06	A1	752,936
500,000	Devon Energy Corp	2.750	08/01/06	Baa2	493,222
1,000,000	Enterprise Products Operating Lp	4.000	10/15/07	Baa3	982,164
250,000	Ocean Energy, Inc	4.375	10/01/07	Baa3	247,262
500,000	Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	495,468
500,000	Plains All American Pipeline Lp/PAA Finance Corp	4.750	08/15/09	Baa3	491,484

	TOTAL OIL AND GAS EXTRACTION				3,945,366

OTHER MORTGAGE BACKED SECURITIES - 1.17%
519,219	First Horizon Asset Securities, Inc Series 2003-9 (Class 1A4)	5.500	11/25/33	NR	519,423
2,000,000	LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	1,959,352

	TOTAL OTHER MORTGAGE BACKED SECURITIES				2,478,775

PETROLEUM AND COAL PRODUCTS - 0.23%
500,000	Enterprise Products Operating Lp	4.950	06/01/10	Baa3	490,253

	TOTAL PETROLEUM AND COAL PRODUCTS				490,253

PIPELINES, EXCEPT NATURAL GAS - 0.34%
750,000	Enbridge Energy Partners Lp	4.000	01/15/09	Baa2	723,307

	TOTAL PIPELINES, EXCEPT NATURAL GAS				723,307

PRINTING AND PUBLISHING - 0.69%
500,000	CBS Corp	5.625	05/01/07	Baa3	502,648
1,000,000	RR Donnelley & Sons Co	3.750	04/01/09	Baa2	947,034

	TOTAL PRINTING AND PUBLISHING				1,449,682

RAILROAD TRANSPORTATION - 0.28%
87,000	Norfolk Southern Corp	7.350	05/15/07	Baa1	89,634
500,000	Union Pacific Corp	5.750	10/15/07	Baa2	507,138

	TOTAL RAILROAD TRANSPORTATION				596,772

SECURITY AND COMMODITY BROKERS - 2.96%
500,000	Bear Stearns Cos, Inc	5.700	01/15/07	A1	504,130
500,000	Credit Suisse First Boston USA, Inc	5.750	04/15/07	Aa3	505,376
500,000	Franklin Resources, Inc	3.700	04/15/08	A2	487,217
1,000,000	Goldman Sachs Group, Inc	6.875	01/15/11	Aa3	1,077,447
750,000	Lehman Brothers Holdings, Inc	4.000	01/22/08	A1	736,738
500,000	Lehman Brothers Holdings, Inc	6.250	05/15/06	A1	502,533

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

				MOODY'S
			MATURITY	RATING
PRINCIPAL		RATE	DATE	(Unaudited)	VALUE

$ 1,000,000	Merrill Lynch & Co, Inc	4.125	09/10/09	Aa3	$971,383
1,000,000	Morgan Stanley	4.000	01/15/10	Aa3	961,645
500,000	Morgan Stanley	5.800	04/01/07	Aa3	505,394

	TOTAL SECURITY AND COMMODITY BROKERS				6,251,863

TRANSPORTATION EQUIPMENT - 2.34%
500,000	Boeing Capital Corp	5.750	02/15/07	A3	505,085
500,000	DaimlerChrysler NA Holding Corp	4.050	06/04/08	A3	487,465
1,000,000	DaimlerChrysler NA Holding Corp	4.875	06/15/10	A3	975,515
1,000,000	General Dynamics Corp	3.000	05/15/08	A2	958,725
2,000,000	United Technologies Corp	4.875	11/01/06	A2	2,004,868

	TOTAL TRANSPORTATION EQUIPMENT				4,931,658

	TOTAL CORPORATE BONDS				87,686,539
	(Cost $ 88,970,927)

GOVERNMENT BONDS - 57.34%

AGENCY SECURITIES - 34.57%
3,000,000	Federal Farm Credit Bank (FFCB)	3.000	12/17/07	Aaa	2,907,066
750,000	FFCB	3.375	07/15/08	Aaa	727,184
3,450,000	FFCB	3.875	01/12/09	Aaa	3,369,346
750,000	FFCB	4.125	04/15/09	Aaa	736,941
500,000	Federal Home Loan Bank (FHLB) (Step Bond, 2.500%- 6.080% until 04/20/06)	2.500	04/20/09	Aaa	496,771
500,000	FHLB	3.625	02/16/07	Aaa	493,287
7,000,000	Federal Home Loan Mortgage Corp (FHLMC)	3.750	04/15/07	Aaa	6,920,280
2,250,000	FHLMC	2.500	11/28/06	Aaa	2,205,275
1,000,000	FHLMC	3.500	04/28/08	Aaa	973,017
500,000	FHLMC	3.750	02/27/09	Aaa	483,344
3,000,000	FHLMC	3.550	11/15/07	Aaa	2,935,642
2,200,000	FHLMC	6.250	03/05/12	Aa2	2,234,621
12,000,000	FHLMC	7.000	03/15/10	Aaa	13,022,420
3,000,000	Federal National Mortgage Association (FNMA)	3.875	05/15/07	Aaa	2,968,438
14,500,000	FNMA	3.625	03/15/07	Aaa	14,317,732
1,000,000	FNMA	4.000	05/23/07	Aaa	988,335
500,000	FNMA	4.625	01/15/08	Aaa	499,645
1,500,000	FNMA	6.000	05/15/08	Aaa	1,543,932
1,200,000	FNMA	4.125	06/16/08	Aaa	1,182,102
7,500,000	FNMA	7.125	06/15/10	Aaa	8,206,234
1,800,000	FNMA	4.125	01/30/12	Aaa	1,722,136
3,000,000	FNMA	5.250	08/01/12	Aa2	3,032,018
969,393	Freddie Mac Reference REMIC	5.125	10/15/15	NR	962,457

	TOTAL AGENCY SECURITIES				72,928,223

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

FOREIGN GOVERNMENT BONDS - 3.38%
$ 250,000		Canada Mortgage & Housing Corp	4.800	10/01/10	Aaa	$251,038
1,000,000		European Investment Bank	4.000	03/03/10	Aaa	975,500
1,000,000		Federal Republic of Germany	3.875	06/01/10	Aaa	976,138
500,000		Inter-American Development Bank	5.375	01/18/06	Aaa	500,123
1,500,000		International Finance Corp	3.750	06/30/09	Aaa	1,457,746
1,000,000		Province of Manitoba Canada	4.250	11/20/06	Aa2	996,140
2,000,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	1,984,399

		TOTAL FOREIGN GOVERNMENT BONDS				7,141,084

MORTGAGE BACKED SECURITIES - 2.42%
391,718		Federal Home Loan Mortgage Corp (FHLMC)	6.000	04/15/30		392,734
329,695		FHLMC	6.000	12/15/30		334,371
177,998		Federal Home Loan Mortgage Corp Gold (FGLMC)	6.000	12/01/17		181,694
774,485		FGLMC	5.500	01/01/19		779,391
708,484		FGLMC	5.500	01/01/19		712,972
1,328,613		Federal National Mortgage Association (FNMA)	6.306	12/01/08		1,347,966
158,856		FNMA	5.000	06/01/13		158,426
570,551		FNMA	5.000	02/25/35		565,171
622,564		FNMA	6.187	02/01/08		630,534

		TOTAL MORTGAGE BACKED SECURITIES				5,103,259

U.S. TREASURY SECURITIES - 16.97%
3,000,000		United States Treasury Bond (Step Bond, 0.000%-14.000% until 11/15/06)	0.000	11/15/11		2,882,466
1,821,840	k	United States Treasury Inflation Indexed Bonds	3.875	01/15/09		1,915,774
5,000,000		United States Treasury Note	7.000	07/15/06		5,066,600
500,000		United States Treasury Note	2.750	07/31/06		495,295
250,000		United States Treasury Note	4.000	09/30/07		248,285
2,350,000		United States Treasury Note	4.250	10/31/07		2,343,397
21,750,000		United States Treasury Note	4.250	11/30/07		21,689,100
1,000,000		United States Treasury Note	3.375	02/15/08		979,510
190,000		United States Treasury Note	4.375	11/15/08		190,059

		TOTAL U.S. TREASURY SECURITIES				35,810,486

		TOTAL GOVERNMENT BONDS				120,983,052
		(Cost $122,544,430)

		TOTAL BONDS				208,669,591
		(Cost $211,515,357)

		TOTAL PORTFOLIO - 98.90%				208,669,591
		(Cost $211,515,357)

		OTHER ASSETS & LIABILITIES, NET - 1.10%				2,325,875

		NET ASSETS - 100.00%				$210,995,466

TIAA-CREF MUTUAL FUNDS - Short-Term Bond Fund

g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions exempt from registration to qualified institutional buyers.
At December 31, 2005, the value of these securities amounted to $1,224,003 or 0.58% of net assets.
k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

ABBREVIATION:

NR - Not Rated

For ease of presentation,we have grouped a number of industry classification categories together in the
Statement of Investments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $211,549,178.
Net unrealized depreciation of portfolio investments aggregated $2,879,587 of which $90,490 related to appreciated portfolio investments and $2,970,077 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

TIAA-CREF MUTUAL FUNDS
TAX-EXEMPT BOND FUND
STATEMENT OF INVESTMENTS
December 31, 2005

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

LONG-TERM MUNICIPAL BONDS - 97.72%
ALABAMA - 1.73%
$ 440,000	a	Birmingham Industrial Water Board	6.000	07/01/07	NR	$455,334
2,400,000		Courtland Industrial Development Board	5.000	02/01/13	Baa3	2,440,224
540,000		Mobile County of Alabama	5.000	11/01/13	Aaa	580,532

		TOTAL ALABAMA				3,476,090

ARIZONA - 2.16%
1,450,000		Arizona State Transportation Board	5.000	07/01/14	Aa3	1,571,959
2,545,000		Greater Arizona Development Authority	5.000	08/01/14	Aaa	2,764,633

		TOTAL ARIZONA				4,336,592

ARKANSAS - 2.01%
2,310,000		Arkansas Development Finance Authority	8.375	07/01/10	NR	2,503,393
390,000	a	Arkansas Housing Development Agency	5.000	11/01/14	NR	433,196
315,000	a	Jefferson County Health Care & Residential Facilities Board	7.250	12/01/10	NR	358,498
615,000		North Little Rock	6.500	07/01/15	Aaa	729,353

		TOTAL ARKANSAS				4,024,440

CALIFORNIA - 3.22%
3,835,000		California State Department of Water Resources	5.500	05/01/12	A2	4,202,661
75,000		Delta Counties Home Mortgage Finance Authority	6.700	06/01/24	Aaa	76,491
2,000,000		State of California	5.250	12/01/12	A2	2,177,160

		TOTAL CALIFORNIA				6,456,312

COLORADO - 0.55%
1,065,000		Colorado Health Facilities Authority	5.250	10/01/26	Aaa	1,094,734

		TOTAL COLORADO				1,094,734

CONNECTICUT - 1.03%
1,710,000		Connecticut St Municipal Electric Energy Coop Power Supply Sys Rev	7.000	01/01/15	NR	2,069,048

		TOTAL CONNECTICUT				2,069,048

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

DISTRICT OF COLUMBIA - 0.28%
$ 500,000	a	District of Columbia	6.000	08/15/10	Aaa	$554,580

		TOTAL DISTRICT OF COLUMBIA				554,580

FLORIDA -1.54%
1,540,000		First Governmental Financing Commission	5.500	07/01/15	Aaa	1,728,665
240,000		Miami-Dade County School Board/FL	5.000	04/01/14	Aaa	257,560
1,000,000		Palm Beach County Solid Waste Authority Rev	6.000	10/01/10	Aaa	1,103,640

		TOTAL FLORIDA				3,089,865

ILLINOIS - 5.55%
690,000		Chicago Metropolitan Water Reclamation District- Greater Chicago	7.000	01/01/11	Aaa	774,262
1,000,000		Chicago O'Hare International Airport Rev/IL	5.250	01/01/18	Aaa	1,111,070
1,210,000		Cook County Community Consolidated School District No 64	5.500	12/01/14	Aaa	1,359,277
1,435,000		Kendall Kane & Will Counties High School District	5.000	10/01/14	Aaa	1,556,401
1,905,000		Madison County Community Unit School District	5.000	02/01/19	Aaa	2,063,038
1,700,000		Metropolitan Pier & Exposition Authority	5.375	06/01/13	Aaa	1,873,655
2,210,000		Sangamon County Illinois Community Unit School District	5.000	01/01/15	NR	2,391,087

		TOTAL ILLINOIS				11,128,790

INDIANA - 8.87%
2,865,000		Anderson School Building Corp	5.250	07/15/14	Aaa	3,152,015
1,250,000		Avon Insd 2000 Community Building Corp	5.000	07/15/15	Aaa	1,350,262
1,340,000		Benton School Improvement Building Corp	5.000	07/15/15	NR	1,453,015
1,200,000		Center Grove School Building Corp	5.000	07/15/14	Aaa	1,298,592
1,000,000		Griffith Multi-School Building Corp	5.000	07/15/15	Aaa	1,084,340
1,000,000		Indiana State Office Building Commission	5.000	07/01/14	Aaa	1,078,090
2,500,000		MSD Warren Township Vision 2005 School Building Corp	5.000	01/10/15	NR	2,701,375
2,000,000		New Albany Floyd County School Building Corp	5.000	07/15/15	NR	2,168,680
2,100,000		South Madison Elementary School Building Corp	5.000	07/15/15	NR	2,271,024
1,135,000		Westfield Multi-School Building Corp	5.000	07/15/14	Aaa	1,230,828

		TOTAL INDIANA				17,788,221

KENTUCKY - 1.01%
1,885,000	a	Kentucky Turnpike Authority	6.000	07/01/11	Aaa	2,024,056

		TOTAL KENTUCKY				2,024,056

LOUISIANA - 1.11%
2,175,000		Desoto Parish LA	5.000	10/01/12	Baa3	2,218,456

		TOTAL LOUISIANA				2,218,456

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

MARYLAND - 0.63%
$ 1,200,000		Anne Arundel County	5.000	03/01/20	Aa1	$1,274,256

		TOTAL MARYLAND				1,274,256

MASSACHUSETTS - 2.10%
3,875,000		Massachusetts State	5.000	09/01/15	Aa2	4,202,050

		TOTAL MASSACHUSETTS				4,202,050

MICHIGAN - 3.48%
1,710,000		Bedford Public School District	5.000	05/01/14	Aaa	1,861,507
1,705,000		Caledonia Community Schools	5.000	05/01/15	Aaa	1,855,876
1,000,000		Forest Hills Michigan Public Schools	5.000	05/01/15	Aaa	1,088,491
2,000,000		L'Anse Creuse Public Schools	5.000	05/01/15	Aaa	2,176,980

		TOTAL MICHIGAN				6,982,854

MISSISSIPPI - 0.61%
1,120,000	a	Harrison County Wastewater Management District	5.000	02/01/15	Baa1	1,215,357

		TOTAL MISSISSIPPI				1,215,357

MISSOURI - 2.09%
1,210,000		Chesterfield MO	5.250	02/15/17	Aaa	1,345,702
1,000,000		Richmond Heights Missouri	5.500	07/01/12	NR	1,090,781
1,575,000		Missouri State Environmental Improvement & Energy Resources Authority	5.000	08/15/15	Aaa	1,744,863

		TOTAL MISSOURI				4,181,346

NEVADA - 0.40%
800,000		County of Clark NV	5.300	10/01/11	NR	803,128

		TOTAL NEVADA				803,128

NEW JERSEY - 8.45%
2,000,000		Garden State Preservation Trust	5.125	11/01/18	Aaa	2,221,740
3,000,000		New Jersey Economic Development Authority	5.250	09/01/14	Aaa	3,308,850
2,665,000	a	New Jersey St Turnpike Authority	5.500	07/15/16	Aaa	2,850,484
955,000		New Jersey Transportation Trust Fund Authority	5.500	12/15/15	Aaa	1,043,070
3,000,000		New Jersey St Transportation Trust Fund	5.250	12/15/12	Aaa	3,376,650
1,000,000		New Jersey St Transportation Trust Fund	5.000	06/15/14	A1	1,075,490
2,700,000		New Jersey State	5.700	05/01/13	Aaa	3,060,072

		TOTAL NEW JERSEY				16,936,356

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

NEW MEXICO - 0.36%
$ 500,000		County of Dona Ana NM	5.500	12/01/17	NR	$548,245
150,000	a	New Mexico Mortgage Finance Authority	6.000	07/01/10	Aaa	165,978

		TOTAL NEW MEXICO				714,223

NEW YORK - 14.05%
1,000,000		New York/NY	5.000	01/01/10	A1	1,091,540
1,115,000		Dutchess County Resource Recovery Agency	5.500	11/15/16	NR	1,147,056
2,150,000		Metropolitan Transportation Authority	5.500	11/15/13	Aaa	2,408,667
2,150,000		Metropolitan Transportation Authority	5.750	01/01/18	Aaa	2,445,970
1,900,000		Metropolitan Transportation Authority	5.500	07/01/16	A2	2,124,904
1,500,000		Metropolitan Transportation Authority	5.000	11/15/13	A1	1,718,761
285,000		Nassau County Interim Finance Authority	5.250	08/01/16	Aaa	309,655
500,000	a	New York State Dormitory Authority	3.770	06/15/35	A1	538,845
2,000,000		New York State Dormitory Authority	5.250	02/15/22	Aaa	2,196,321
1,905,000		New York State Environmental Facilities Corp	5.250	11/15/23	NR	2,057,610
2,800,000		New York State Environmental Facilities Corp	5.500	02/01/11	Aaa	3,053,457
1,930,000		New York State Thruway Authority	5.000	03/15/14	A1	2,115,087
885,000		New York State Dormitory Authority	5.250	06/15/18	Aaa	962,295
4,000,000		Tobacco Settlement Financing Authority	5.000	06/01/12	A1	4,244,800
1,140,000		Triborough Bridges & Tunnels Authority Rev	6.000	01/01/12	Aa2	1,255,026
500,000		Westchester County Industrial Development Agency	5.500	07/01/06	Aaa	503,115

		TOTAL NEW YORK				28,173,109

NORTH CAROLINA - 0.02%
40,000		North Carolina Municipal Power Agency	6.000	01/01/11	Aaa	44,463

		TOTAL NORTH CAROLINA				44,463

OHIO - 3.19%
1,800,000		Akkon Ohio Sewer system Rev	5.000	12/01/17	Aaa	1,970,892
200,000		Dayton OH	6.050	10/01/09	NR	217,496
1,440,000	a	Ohio State Water Development Authority	5.000	09/01/13	Aaa	1,634,673
2,400,000		Ohio State Department of Administrative Services	6.000	12/01/16	Aaa	2,581,392

		TOTAL OHIO				6,404,453

OKLAHOMA - 0.53%
985,000	a	Tulsa County Home Finance Authority	6.900	08/01/10	Aaa	1,058,313

		TOTAL OKLAHOMA				1,058,313

OREGON - 1.19%
2,200,000		Oregon State Department of Administrative Services	5.000	04/01/13	Aaa	2,387,330

		TOTAL OREGON				2,387,330

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

PENNSYLVANIA - 5.92%
$ 1,855,000		Allegheny County Industrial Development Authority	4.350	12/01/13	Aaa	$1,917,643
1,800,000		Carbon County Hospital Authority	5.400	11/15/14	Aaa	2,001,978
2,560,000		Carbon County Industrial Development Authority	6.650	05/01/10	NR	2,708,300
600,000		City of Philadelphia PA	6.500	11/01/16	Aaa	653,910
1,030,000		Pennsylvania Economic Development Financing Authority	6.250	11/01/31	A3	1,081,407
235,000		Pennsylvania Economic Development Financing Authority	6.000	11/01/08	NR	244,165
975,000		Pennsylvania Economic Development Financing Authority	6.000	11/01/09	A3	1,013,805
100,000		Pennsylvania Economic Development Financing Authority	5.250	12/01/16	A3	106,925
1,250,000		Pennsylvania Economic Development Financing Authority	5.000	07/01/15	A3	1,370,700
655,000	a	Pittsburgh Urban Redevelopment Authority	6.000	09/01/16	Aaa	765,701

		TOTAL PENNSYLVANIA				11,864,534

PUERTO RICO - 4.98%
2,830,000		Puerto Rico Commonwealth	5.000	07/01/12	Baa2	2,973,820
590,000		Commonwealth of Puerto Rico	5.000	07/01/13	Baa2	622,774
2,400,000		Puerto Rico Commonwealth	5.000	07/01/30	Baa2	2,498,376
2,500,000		Puerto Rico Commonwealth Highway & Transportation Authority	5.000	07/01/14	Baa2	2,639,725
150,000		Puerto Rico Public Finance Corp	5.500	07/01/13	Baa3	162,760
1,000,000		Puerto Rico Public Building Authority Rev	5.750	08/01/27	Baa2	1,082,120

		TOTAL PUERTO RICO				9,979,575

RHODE ISLAND - 0.88%
1,600,000		Rhode Island State & Providence Plantations	5.250	10/01/14	Aaa	1,773,568

		TOTAL RHODE ISLAND				1,773,568

SOUTH CAROLINA - 0.44%
835,000		Greenville County S C	5.000	04/01/17	Aaa	880,457

		TOTAL SOUTH CAROLINA				880,457

TENNESSEE - 0.82%
530,000		Memphis-Shelby County Airport Authority	5.000	09/01/09	Aaa	583,943
1,020,000		Memphis-Shelby County Airport Authority	5.250	09/01/15	Baa2	1,062,064

		TOTAL TENNESSEE				1,646,007

TEXAS - 13.40%
5,455,000		Brazos River Authority	4.900	10/01/15	Aaa	5,865,707
1,000,000		Brownsville Texas Independent School District	5.000	08/15/14	Aaa	1,080,521
1,790,000		Corpus Christi Texas Utility System Revenue	5.000	07/15/15	Aaa	1,943,941
2,000,000		Houston Texas Utility System Revenue	5.000	02/15/15	Aaa	2,174,341
3,000,000		Harris County Texas	5.250	02/15/14	Aa1	3,386,701
2,300,000		Dickinson Independent School District	5.750	10/01/13	Aaa	2,490,510
2,000,000		Edgewood Independent School District Public Facilities Corp	5.000	10/01/14	Aaa	2,194,861

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 1,485,000		Harris County Flood Control District	5.800	07/01/10	Aa1	1,607,186
545,000	a	City of Houston TX	5.500	09/01/11	Aaa	572,338
1,000,000		City of Houston TX	5.000	11/15/14	Aaa	1,096,931
275,000		Lower Colo River Authority Texas Rev	6.000	01/01/17	Aaa	324,054
1,000,000		McAllen Texas Independent School District	5.000	02/15/14	Aaa	1,080,150
1,810,000		State of Texas	5.000	08/01/15	Aa1	1,960,211
1,000,000		Ysleta Texas Independent School District	5.000	08/15/14	NR	1,080,520

		TOTAL TEXAS				26,857,972

VIRGIN ISLANDS - 0.60%
1,175,000		Virgin Islands Water & Power Authority	5.000	07/01/09	NR	1,200,616

		TOTAL VIRGIN ISLANDS				1,200,616

WASHINGTON - 4.45%
550,000		Cowlitz County Public Utility District No 1	5.000	09/01/11	NR	589,347
180,000		King & Snohomish Counties School District No 417 Northshore	5.000	12/01/12	Aaa	194,481
2,590,000		King County Washington School District No 401 Highline Public Schools	5.125	12/01/20	Aaa	2,764,981
1,000,000		Port of Seattle Washington	5.500	09/01/17	Aaa	1,087,171
3,445,000		Port of Seattle Washington	5.000	03/01/15	Aaa	3,908,698
350,000		Washington Public Power Supply System	5.000	07/01/13	Aaa	368,659

		TOTAL WASHINGTON				8,913,337

WISCONSIN - 0.07%
120,000		State of Wisconsin	6.875	06/01/11	Aa2	135,358

		TOTAL WISCONSIN				135,358

		TOTAL LONG-TERM MUNICIPAL BONDS				195,889,846
		(Cost $194,856,991)

SHORT-TERM MUNICIPAL BONDS - 0.90%
NEW YORK - 0.90%
500,000		City of New York NY	2.700	02/09/06		500,000
1,290,000		New York City Municipal Water Finance Authority	2.700	02/09/06		1,290,000

		TOTAL NEW YORK				1,790,000

		TOTAL SHORT-TERM MUNICIPAL BONDS
		(Cost $1,790,000)				1,790,000

		TOTAL PORTFOLIO - 98.62%				197,679,846
		(Cost $196,646,991)

		OTHER ASSETS AND LIABILITIES, NET - 1.38%				2,774,696

		NET ASSETS - 100.00%				$200,454,542

TIAA-CREF MUTUAL FUNDS - Tax-Exempt Bond Fund

*	Variable Rate Demand Note (VRDN)
a	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

ABBREVIATION:
NR - Not Rated

For ease of presentation, we have grouped a number of industry classification categories together in the Statement of I nvestments. Note that the Funds use more specific industry categories in following their investment limitations on industry concentration.

At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $196,664,391.
Net unrealized appreciation of portfolio investments aggregated $1,015,455 of which $2,072,901 related to appreciated portfolio investments and $1,057,446 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

TIAA-CREF MUTUAL FUNDS
BOND PLUS FUND
STATEMENT OF INVESTMENTS
December 31, 2005

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

BONDS - 97.45%

CORPORATE BONDS - 31.64%

APPAREL AND OTHER TEXTILE PRODUCTS - 0.05%
$ 250,000	g	Controladora Mabe SA CV	6.500	12/15/15	NR	$249,445

		TOTAL APPAREL AND OTHER TEXTILE PRODUCTS				249,445

ASSET BACKED - 3.91%
354,371		AQ Finance NIM Trust Series 2004-RN2	4.579	04/25/09	Aaa	354,312
168,906	v	AQ Finance NIM Trust Series 2004-RN3	4.559	05/25/09	Aaa	168,907
505,000		Centex Home Equity Series 2004-C (Class AF5)	5.980	06/25/34	Aaa	502,037
2,000,000	d	Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1A2)	3.777	01/25/22	Aaa	1,988,866
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1B)	5.700	02/25/34	Baa2	953,491
1,000,000		Chase Funding Mortgage Loan Asset-Backed Certificates Series 2004-2 (Class 1M1)	5.700	02/25/34	Aa2	1,000,006
1,000,000		CIT Equipment Collateral Series 2005-VT1 (Class A4)	4.360	11/20/12	Aaa	989,522
766,664		CIT Group Home Equity Loan Trust Series 2002-2 (Class BF)	6.830	06/25/33	Baa2	766,988
601,207		Countrywide Home Equity Loan Trust Series 2004-B (Class 1A)	4.589	02/15/29	Aaa	602,011
427,895		Detroit Edison Securitization Funding LLC Series 2001-1 (Class A3)	5.875	03/01/10	Aaa	432,749
2,000,000		Golden Securities Corp Series 2003-A (Class A1)	4.591	12/02/13	Aaa	2,004,063
1,000,000		Peco Energy Transition Trust Series 1999-A (Class A7)	6.130	03/01/09	Aaa	1,024,818
585,165		Public Service New Hampshire Funding LLC Series 2001-1 (Class A2)	5.730	11/01/10	Aaa	592,865
5,000,000		Residential Asset Mortgage Products, Inc Series 2004-RS11 (Class M1)	4.999	11/25/34	Aa1	5,009,535
759,322		Residential Asset Securities Corp Series 2001-KS2 (Class AI6)	6.489	10/25/30	Aaa	770,600
1,000,000		Wachovia Bank Commercial Mortgage Trust Series 2005-C20 (Class AJ)	5.124	07/15/42	Aaa	992,383
761,074		Wachovia Loan Trust Series 2005-SD1 (Class A)	4.739	05/25/35	NR	760,996

		TOTAL ASSET BACKED				18,914,149

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.11%
250,000		Home Depot, Inc	3.750	09/15/09	Aa3	241,078
250,000		Lowe's Cos, Inc	8.250	06/01/10	A2	282,551

		TOTAL BUILDING MATERIALS AND GARDEN SUPPLIES				523,629

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

BUSINESS SERVICES - 0.06%
$ 250,000		Cendant Corp	7.375	01/15/13	Baa1	$278,754

		TOTAL BUSINESS SERVICES				278,754

CHEMICALS AND ALLIED PRODUCTS - 0.41%
250,000		Genentech, Inc	5.250	07/15/35	A1	238,725
500,000		Lubrizol Corp	5.500	10/01/14	Baa3	502,048
500,000		Lubrizol Corp	4.625	10/01/09	Baa3	490,257
750,000		Procter & Gamble Co	4.950	08/15/14	Aa3	748,957

		TOTAL CHEMICALS AND ALLIED PRODUCTS				1,979,987

COMMUNICATIONS - 2.69%
250,000		America Movil SA de CV	6.375	03/01/35	A3	245,845
500,000		AT&T, Inc	4.125	09/15/09	A2	483,018
500,000		AT&T, Inc	5.100	09/15/14	A2	488,320
250,000		AT&T, Inc	6.150	09/15/34	A2	251,232
500,000		British Telecommunications plc	8.875	12/15/30	Baa1	670,865
750,000		Comcast Cable Communications Holdings, Inc	8.375	03/15/13	Baa2	869,060
250,000		Comcast Corp	5.650	06/15/35	Baa2	228,579
500,000		Comcast Corp	5.850	11/15/15	Baa2	506,345
500,000		Comcast Corp	7.050	03/15/33	Baa2	540,032
250,000		COX Communications, Inc	4.625	06/01/13	Baa3	232,639
500,000	g	COX Communications, Inc	5.450	12/15/14	Baa3	487,580
500,000		Deutsche Telekom International Finance BV	3.875	07/22/08	A3	488,253
250,000		Deutsche Telekom International Finance BV	8.250	06/15/30	A3	317,736
250,000		France Telecom SA	7.750	03/01/11	A3	279,116
250,000		Gray Television, Inc	9.250	12/15/11	Ba3	266,875
250,000		New Cingular Wireless Services, Inc	7.875	03/01/11	Baa2	280,632
250,000		New Cingular Wireless Services, Inc	8.750	03/01/31	Baa2	331,355
500,000	g	Rogers Cable, Inc	6.750	03/15/15	Ba3	507,500
500,000		Rogers Wireless, Inc	7.500	03/15/15	Ba3	540,000
500,000		Sprint Capital Corp	7.625	01/30/11	Baa2	551,122
1,250,000		Sprint Capital Corp	8.375	03/15/12	Baa2	1,449,488
250,000		Telecom Italia Capital SA	4.875	10/01/10	Baa2	245,656
2,000,000		Verizon New Jersey, Inc	5.875	01/17/12	A3	2,020,749
250,000		Verizon Virginia, Inc	4.625	03/15/13	Baa1	232,054
500,000		Verizon Wireless Capital LLC	5.375	12/15/06	A3	502,167

		TOTAL COMMUNICATIONS				13,016,218

DEPOSITORY INSTITUTIONS - 3.50%
600,000		Bank of America Corp	7.400	01/15/11	Aa3	661,144
250,000		Bank of America Corp	3.375	02/17/09	Aa2	239,048
750,000		Bank of America Corp	4.750	08/15/13	Aa3	732,662
500,000		Bank of America Corp	4.875	01/15/13	Aa2	495,174
250,000		Bank One Corp	5.900	11/15/11	A1	259,904
250,000		Bank One Corp	5.250	01/30/13	A1	250,733

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 1,000,000		Bank One NA/Chicago IL	5.500	03/26/07	Aa2	$1,007,963
250,000		BB&T Corp	6.500	08/01/11	A1	267,908
500,000		Citigroup, Inc	4.625	08/03/10	Aa1	493,151
2,125,000		Citigroup, Inc	5.000	09/15/14	Aa2	2,091,116
500,000		Citigroup, Inc	5.875	02/22/33	Aa2	513,191
250,000		Golden West Financial Corp	4.750	10/01/12	A1	245,188
250,000		HSBC Bank USA NA/New York NY	5.625	08/15/35	Aa3	244,083
250,000		HSBC Capital Funding Lp/Jersey Channel Islands	4.610	12/29/49	A1	235,773
500,000		JPMorgan Chase & Co	7.875	06/15/10	A1	554,631
250,000		JPMorgan Chase & Co	4.500	01/15/12	Aa3	242,166
550,000		M&I Marshall & Ilsley Bank	4.400	03/15/10	Aa3	538,576
250,000		M&I Marshall & Ilsley Bank	4.125	09/04/07	Aa3	247,173
1,000,000		Mellon Funding Corp	6.400	05/14/11	A2	1,063,602
1,000,000		PNC Funding Corp	5.750	08/01/06	A2	1,004,859
500,000		Regions Financial Corp/Old	6.375	05/15/12	A2	533,738
500,000		Suntrust Bank	7.250	09/15/06	Aa3	506,165
500,000		US Bancorp	4.500	07/29/10	Aa2	491,037
750,000		Wachovia Bank NA/Old	4.800	11/01/14	Aa3	729,473
750,000		Wachovia Corp	5.250	08/01/14	A1	750,518
500,000		Washington Mutual Bank/Seattle WA	4.500	08/25/08	A2	494,914
1,000,000		Wells Fargo & Co	4.625	08/09/10	Aa1	987,464
500,000		Wells Fargo Bank NA	6.450	02/01/11	Aa1	532,361
500,000		Zions Bancorporation	5.500	11/16/15	Baa1	503,022

		TOTAL DEPOSITORY INSTITUTIONS				16,916,737

ELECTRIC, GAS, AND SANITARY SERVICES - 2.29%
208,000	d	American Electric Power Co, Inc	6.125	05/15/06	Baa2	208,941
500,000		Atmos Energy Corp	4.000	10/15/09	Baa3	480,214
250,000		Carolina Power & Light Co	5.700	04/01/35	A3	250,117
500,000		CenterPoint Energy Resources Corp	7.875	04/01/13	Baa3	572,104
250,000		Consolidated Edison Co of New York	5.375	12/15/15	A1	253,544
250,000		Consolidated Natural Gas Co	5.000	12/01/14	A3	244,034
750,000		Consolidated Natural Gas Co	6.250	11/01/11	A3	791,356
500,000		Consumers Energy Co	4.400	08/15/09	Baa3	485,409
500,000		FirstEnergy Corp	6.450	11/15/11	Baa3	530,225
500,000		Florida Power & Light Co	4.850	02/01/13	Aa3	494,401
500,000		Florida Power Corp	4.500	06/01/10	A2	490,154
500,000		KeySpan Corp	4.900	05/16/08	A3	499,802
1,000,000		Kinder Morgan Energy Partners Lp	5.125	11/15/14	Baa1	978,051
250,000		National Fuel Gas Co	5.250	03/01/13	Baa1	250,733
250,000		Nisource Finance Corp	7.875	11/15/10	Baa3	277,286
500,000		Northern States Power-Minnesota	5.250	07/15/35	A2	475,367
1,000,000		Pacific Gas & Electric Co	4.200	03/01/11	Baa1	959,430
250,000	g	Pemex Project Funding Master Trust	5.750	12/15/15	Baa1	248,243
250,000		Public Service Co of Colorado	5.500	04/01/14	A3	256,827
250,000		Southern California Edison Co	5.350	07/15/35	A3	243,035
500,000		Texas Eastern Transmission Lp	5.250	07/15/07	Baa2	501,507
250,000		Virginia Electric and Power Co	4.750	03/01/13	A3	243,481
500,000		Washington Gas Light	7.310	10/30/07	A2	520,778
250,000		Waste Management, Inc	7.750	05/15/32	Baa3	307,069

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 500,000		Westar Energy, Inc	6.000	07/01/14	Baa3	$525,826

		TOTAL ELECTRIC, GAS, AND SANITARY SERVICES				11,087,934

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.21%
500,000		Cooper Industries, Inc	5.250	07/01/07	A3	499,983
500,000		General Electric Co	5.000	02/01/13	Aaa	499,117

		TOTAL ELECTRONIC AND OTHER ELECTRIC EQUIPMENT				999,100

FABRICATED METAL PRODUCTS - 0.11%
250,000		CRH America, Inc	6.400	10/15/33	Baa1	272,659
250,000		Fortune Brands, Inc	4.875	12/01/13	Baa2	243,204

		TOTAL FABRICATED METAL PRODUCTS				515,863

FOOD AND KINDRED PRODUCTS - 0.53%
250,000		Anheuser-Busch Cos, Inc	6.000	04/15/11	A1	262,514
250,000		Bottling Group LLC	4.625	11/15/12	Aa3	246,457
250,000		Bunge Ltd Finance Corp	5.100	07/15/15	Baa2	241,941
250,000		Bunge Ltd Finance Corp	5.875	05/15/13	Baa2	256,526
500,000		Coors Brewing Co	6.375	05/15/12	Baa2	527,625
500,000		Kraft Foods, Inc	6.500	11/01/31	A3	549,188
250,000		PepsiAmericas, Inc	4.875	01/15/15	Baa1	245,620
250,000		WM Wrigley Jr Co	4.650	07/15/15	A1	244,733

		TOTAL FOOD AND KINDRED PRODUCTS				2,574,604

FOOD STORES - 0.21%
500,000	d	Kroger Co	6.800	04/01/11	Baa2	524,783
500,000		Safeway, Inc	4.125	11/01/08	Baa2	484,045

		TOTAL FOOD STORES				1,008,828

FURNITURE AND FIXTURES - 0.20%
500,000		Masco Corp	4.800	06/15/15	Baa1	464,356
500,000		Masco Corp	4.625	08/15/07	Baa1	495,536

		TOTAL FURNITURE AND FIXTURES				959,892

GENERAL BUILDING CONTRACTORS - 0.52%
500,000		Centex Corp	5.250	06/15/15	Baa2	474,285
500,000		Centex Corp	5.450	08/15/12	Baa2	491,318
500,000		DR Horton, Inc	5.000	01/15/09	Baa3	493,283
500,000		DR Horton, Inc	5.250	02/15/15	Baa3	467,600

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 500,000		DR Horton, Inc	9.750	09/15/10	Ba1	$565,251

		TOTAL GENERAL BUILDING CONTRACTORS				2,491,737

GENERAL MERCHANDISE STORES - 0.35%
500,000		Target Corp	4.000	06/15/13	A2	471,891
500,000		Wal-Mart Stores, Inc	4.000	01/15/10	Aa2	483,834
750,000		Wal-Mart Stores, Inc	4.125	02/15/11	Aa2	724,512

		TOTAL GENERAL MERCHANDISE STORES				1,680,237

HEALTH SERVICES - 0.10%
500,000		Laboratory Corp of America Holdings	5.625	12/15/15	Baa3	506,285

		TOTAL HEALTH SERVICES				506,285

HOLDING AND OTHER INVESTMENT OFFICES - 0.62%
250,000		Archstone-Smith Operating Trust	5.250	05/01/15	Baa1	247,454
250,000		Boston Properties Lp	6.250	01/15/13	Baa2	263,208
250,000		Colonial Properties Trust	6.250	06/15/14	Baa3	258,452
250,000		Greenpoint Financial Corp	3.200	06/06/08	A2	239,309
500,000		Health Care REIT, Inc	6.200	06/01/16	Baa3	501,520
500,000		iStar Financial, Inc	5.150	03/01/12	Baa3	485,252
250,000	g	iStar Financial, Inc	5.700	03/01/14	Baa3	247,254
250,000	g	Mantis Reef Ltd	4.799	11/03/09	A3	244,958
500,000		Simon Property Group Lp	5.375	06/01/11	Baa1	501,662

		TOTAL HOLDING AND OTHER INVESTMENT OFFICES				2,989,069

HOTELS AND OTHER LODGING PLACES - 0.05%
250,000		MGM Mirage	6.000	10/01/09	Ba2	248,438

		TOTAL HOTELS AND OTHER LODGING PLACES				248,438

INDUSTRIAL MACHINERY AND EQUIPMENT - 0.21%
250,000		Caterpillar Financial Services Corp	5.050	12/01/10	A2	251,056
250,000		Dover Corp	4.875	10/15/15	A2	245,891
250,000		Hewlett-Packard Co	6.500	07/01/12	A3	269,313
250,000		International Business Machines Corp	6.220	08/01/27	A1	273,149

		TOTAL INDUSTRIAL MACHINERY AND EQUIPMENT				1,039,409

INSTRUMENTS AND RELATED PRODUCTS - 0.15%
250,000		Johnson & Johnson	3.800	05/15/13	Aaa	235,820
250,000	g	Medtronic, Inc	4.750	09/15/15	A1	242,804

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 250,000		Thermo Electron Corp	5.000	06/01/15	Baa1	$241,088

		TOTAL INSTRUMENTS AND RELATED PRODUCTS				719,712

INSURANCE CARRIERS - 0.96%
250,000		Allstate Corp	5.000	08/15/14	A1	246,730
500,000		American International Group, Inc	5.050	10/01/15	Aa2	490,937
250,000		ING Groep NV	5.775	12/29/49	A2	254,065
500,000		International Lease Finance Corp	5.125	11/01/10	A1	497,696
500,000		Metlife, Inc	5.000	06/15/15	A2	490,792
250,000		Metlife, Inc	5.700	06/15/35	A2	249,902
500,000	g	Pricoa Global Funding I	4.625	06/25/12	aa3e	487,047
1,500,000		UnitedHealth Group, Inc	3.300	01/30/08	A2	1,457,303
500,000		WellPoint, Inc	3.500	09/01/07	Baa1	487,744

		TOTAL INSURANCE CARRIERS				4,662,216

METAL MINING - 0.15%
250,000		Barrick Gold Corp	5.800	11/15/34	Baa1	243,626
250,000		Barrick Gold Finance Co	4.875	11/15/14	Baa1	242,211
250,000	g	Corp Nacional del Cobre de Chile - CODELCO	4.750	10/15/14	Aa3	242,202

		TOTAL METAL MINING				728,039

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.16%
500,000		Tyco International Group SA	5.800	08/01/06	Baa3	502,092
250,000		Tyco International Group SA	6.000	11/15/13	Baa3	254,538

		TOTAL MISCELLANEOUS MANUFACTURING INDUSTRIES				756,630

MISCELLANEOUS RETAIL - 0.10%
500,000	g	CVS Corp	4.875	09/15/14	A3	482,281

		TOTAL MISCELLANEOUS RETAIL				482,281

MOTION PICTURES - 0.74%
250,000		Historic TW, Inc	6.625	05/15/29	Baa1	249,457
1,000,000		News America Holdings, Inc	8.250	08/10/18	Baa2	1,198,002
250,000		News America, Inc	7.625	11/30/28	Baa2	283,500
1,250,000		Time Warner, Inc	6.875	05/01/12	Baa1	1,331,187
500,000		Walt Disney Co	5.500	12/29/06	Baa1	502,383

		TOTAL MOTION PICTURES				3,564,529

NONDEPOSITORY INSTITUTIONS - 2.69%
500,000		American Honda Finance Corp	5.125	12/15/10	A1	501,505

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 500,000		Capital One Financial Corp	5.500	06/01/15	Baa1	$496,742
500,000		CIT Group, Inc	4.750	08/15/08	A2	497,037
250,000		CIT Group, Inc	5.125	09/30/14	A2	246,103
500,000		CIT Group, Inc	5.200	11/03/10	A2	501,204
250,000		Countrywide Home Loans, Inc	4.000	03/22/11	A3	235,086
500,000		Ford Motor Credit Co	5.700	01/15/10	Baa3	425,000
500,000		Ford Motor Credit Co	7.375	02/01/11	Baa3	438,750
500,000		General Electric Capital Corp	3.250	06/15/09	Aaa	475,103
500,000		General Electric Capital Corp	3.500	05/01/08	Aaa	485,664
1,000,000		General Electric Capital Corp	4.375	11/21/11	Aaa	971,283
1,750,000		General Electric Capital Corp	5.875	02/15/12	Aaa	1,830,800
500,000		HSBC Finance Capital Trust IX	5.911	11/30/35	A2	505,640
500,000		HSBC Finance Corp	4.125	11/16/09	A1	483,005
500,000		HSBC Finance Corp	4.750	04/15/10	A1	492,138
500,000		HSBC Finance Corp	4.750	05/15/09	A1	495,047
750,000		HSBC Finance Corp	4.750	07/15/13	A1	726,012
250,000		HSBC Finance Corp	5.000	06/30/15	A1	243,021
500,000		HSBC Finance Corp	5.250	04/15/15	A1	495,642
250,000		John Deere Capital Corp	3.625	05/25/07	A3	245,668
250,000		MBNA America Bank NA	5.375	01/15/08	Aa1	252,360
500,000		National Rural Utilities Cooperative Finance Corp	5.750	08/28/09	A2	512,838
250,000		Popular North America, Inc	3.875	10/01/08	A3	241,835
250,000	g	Rabobank Capital Funding Trust	5.254	12/29/49	Aa2	245,132
500,000		Residential Capital Corp	6.125	11/21/08	Baa3	501,705
250,000		SLM Corp	4.000	01/15/09	A2	243,085
250,000		Toyota Motor Credit Corp	2.875	08/01/08	Aaa	238,597

		TOTAL NONDEPOSITORY INSTITUTIONS				13,026,002

OIL AND GAS EXTRACTION - 2.20%
250,000		Burlington Resources Finance Co	7.200	08/15/31	A3	308,705
500,000		Burlington Resources Finance Co	6.400	08/15/11	A3	535,520
3,000,000		Cal Dive International, Inc	4.930	02/01/27	NR	2,965,740
250,000		Canadian Natural Resources Ltd	5.850	02/01/35	Baa1	251,994
1,000,000		Chesapeake Energy Corp	6.500	08/15/17	ba3e	1,005,000
1,000,000		Conoco Funding Co	6.350	10/15/11	A1	1,071,228
500,000		Devon Energy Corp	2.750	08/01/06	Baa2	493,222
250,000	g	Empresa Nacional de Petroleo ENAP	6.750	11/15/12	A2	269,175
250,000		Enterprise Products Operating Lp	4.000	10/15/07	Baa3	245,541
250,000		Enterprise Products Operating Lp	5.600	10/15/14	Baa3	249,304
250,000		Equitable Resources, Inc	5.150	11/15/12	A2	252,921
250,000		Nexen, Inc	5.050	11/20/13	Baa2	247,757
750,000		Ocean Energy, Inc	4.375	10/01/07	Baa3	741,787
500,000		Panhandle Eastern Pipe Line	4.800	08/15/08	Baa3	495,468
250,000		PC Financial Partnership	5.000	11/15/14	Baa2	245,090
500,000		Petro-Canada	5.950	05/15/35	Baa2	505,349
500,000	g	Plains All American Pipeline Lp/PAA Finance Corp	4.750	08/15/09	Baa3	491,484
250,000		XTO Energy, Inc	5.300	06/30/15	Baa3	250,199

		TOTAL OIL AND GAS EXTRACTION				10,625,484

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

OTHER MORTGAGE BACKED SECURITIES - 4.41%
$ 3,000,000	d	Banc of America Commercial Mortgage, Inc Series 2002-2 (Class A3)	5.118	07/11/43	NR	$3,005,589
1,000,000		Banc of America Commercial Mortgage, Inc Series 2005-1 (Class B)	4.999	11/10/42	NR	992,661
225,000		Banc of America Commercial Mortgage, Inc Series 2005-6 (Class AJ)	5.182	09/10/47	Aaa	225,438
3,000,000		Bear Stearns Commercial Mortgage Securities Series 2004- PWR5 (Class A5)	4.978	07/11/42	Aaa	2,954,106
700,000		Bear Stearns Commercial Mortgage Securities Series 2005- PW10 (Class AJ)	5.464	12/11/40	Aaa	711,742
1,468,000		Countrywide Alternative Loan Trust Series 2003-3T1 (Class A10)	5.500	05/25/33	NR	1,455,598
2,000,000		Countrywide Alternative Loan Trust Series 2005-37T1 (Class A4)	5.500	09/25/35	Aaa	1,949,698
500,000		Countrywide Alternative Loan Trust Series 2005-J8 (Class 1A5)	5.500	07/25/35	Aaa	487,953
980,015		Countrywide Home Loan Mortgage Pass Through Trust Series 2005-17 (Class 1A10)	5.250	09/25/35	NR	971,076
2,043,953		CS First Boston Mortgage Securities Corp Series 2004-8 (Class 7A1)	6.000	12/25/34	NR	2,055,482
1,000,000		Ge Capital Commercial Mortgage Corp Series 2003-C2 (Class A4)	5.145	07/10/37	Aaa	1,000,549
1,000,000		JP Morgan Chase Commercial Mortgage Securities Corp Series 2003-CB6 (Class A2)	5.255	07/12/37	Aaa	1,006,903
700,000		LB-UBS Commercial Mortgage Trust Series 2005-C3 (Class A2)	4.553	07/15/30	Aaa	685,773
1,000,000		LB-UBS Commercial Mortgage Trust Series 2005-C5 (Class AJ)	5.057	09/15/40	NR	980,821
297,127		MASTR Asset Securitization Trust Series 2005-2 (Class 3A1)	5.000	10/25/20	Aaa	292,779
1,000,000		Merrill Lynch Mortgage Trust Series 2003-KEY1 (Class A4)	5.236	11/12/35	NR	1,003,255
1,000,000		Merrill Lynch Mortgage Trust Series 2004-BPC1 (Class AJ)	4.922	10/12/41	NR	973,239
425,000	v	Merrill Lynch Mortgage Trust Series 2005-LC1 (Class A4)	5.291	01/12/44	Aaa	427,318
138,186		Wells Fargo Mortgage Backed Securities Trust Series 2005-5 (Class 1A1)	5.000	05/25/20	Aaa	135,725

		TOTAL OTHER MORTGAGE BACKED SECURITIES				21,315,705

PAPER AND ALLIED PRODUCTS - 0.58%
500,000		Bemis Co	4.875	04/01/12	Baa1	487,762
2,000,000		Kimberly-Clark Corp	7.100	08/01/07	Aa2	2,066,368
250,000	g	Sappi Papier Holding AG	6.750	06/15/12	Baa3	238,752

		TOTAL PAPER AND ALLIED PRODUCTS				2,792,882

PETROLEUM AND COAL PRODUCTS - 0.20%
500,000		Enterprise Products Operating Lp	4.950	06/01/10	Baa3	490,253
250,000		Enterprise Products Operating Lp	5.000	03/01/15	Baa3	238,319
250,000	g	PTT PCL	5.875	08/03/35	A2	240,802

		TOTAL PETROLEUM AND COAL PRODUCTS				969,374

PIPELINES, EXCEPT NATURAL GAS - 0.10%
250,000		Enbridge Energy Partners Lp	4.000	01/15/09	Baa2	241,102
250,000		TransCanada Pipelines Ltd	4.000	06/15/13	A2	235,349

		TOTAL PIPELINES, EXCEPT NATURAL GAS				476,451

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MOODY'S
			MATURITY	RATING
PRINCIPAL		RATE	DATE	(Unaudited)	VALUE

PRIMARY METAL INDUSTRIES - 0.21%
$ 500,000	Alcan, Inc	5.000	06/01/15	Baa1	$485,752
250,000	Alcan, Inc	6.125	12/15/33	Baa1	256,865
250,000	Alcoa, Inc	6.500	06/01/11	A2	266,591

	TOTAL PRIMARY METAL INDUSTRIES				1,009,208

RAILROAD TRANSPORTATION - 0.30%
250,000	Burlington Northern Santa Fe Corp	5.900	07/01/12	Baa2	261,803
500,000	Canadian National Railway Co	4.400	03/15/13	A3	481,146
174,000	Norfolk Southern Corp	7.350	05/15/07	Baa1	179,268
500,000	Union Pacific Corp	6.500	04/15/12	Baa2	537,787

	TOTAL RAILROAD TRANSPORTATION				1,460,004

RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS - 0.05%
250,000	Sealed Air Corp	5.375	04/15/08	Baa3	250,938

	TOTAL RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS				250,938

SECURITY AND COMMODITY BROKERS - 1.34%
250,000	Bear Stearns Cos, Inc	5.700	11/15/14	A1	257,359
500,000	Credit Suisse First Boston USA, Inc	4.875	08/15/10	Aa3	495,970
500,000	Franklin Resources, Inc	3.700	04/15/08	A2	487,217
250,000	Goldman Sachs Group Lp	4.500	06/15/10	Aa3	244,360
250,000	Goldman Sachs Group, Inc	5.500	11/15/14	Aa3	253,676
1,250,000	Lehman Brothers Holdings, Inc	4.000	01/22/08	A1	1,227,897
750,000	Lehman Brothers Holdings, Inc	6.625	01/18/12	A1	809,287
250,000	Merrill Lynch & Co, Inc	4.790	08/04/10	Aa3	247,340
250,000	Merrill Lynch & Co, Inc	5.000	02/03/14	Aa3	246,896
1,000,000	Morgan Stanley	4.000	01/15/10	Aa3	961,645
1,250,000	Morgan Stanley	5.300	03/01/13	Aa3	1,252,916

	TOTAL SECURITY AND COMMODITY BROKERS				6,484,563

TOBACCO PRODUCTS - 0.05%
250,000	RJ Reynolds Tobacco Holdings, Inc/OLD	6.500	06/01/07	Ba2	251,875

	TOTAL TOBACCO PRODUCTS				251,875

TRANSPORTATION EQUIPMENT - 1.02%
500,000	DaimlerChrysler NA Holding Corp	8.500	01/18/31	A3	605,540
500,000	DaimlerChrysler NA Holding Corp	4.875	06/15/10	A3	487,758
250,000	DaimlerChrysler NA Holding Corp	6.500	11/15/13	A3	261,408
250,000	General Dynamics Corp	3.000	05/15/08	A2	239,681
500,000	Harsco Corp	5.125	09/15/13	A3	499,449
500,000	Lockheed Martin Corp	8.500	12/01/29	Baa2	680,503

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 250,000		Northrop Grumman Corp	7.750	02/15/31	Baa2	$317,480
250,000		United Technologies Corp	5.400	05/01/35	A2	249,157
1,000,000		United Technologies Corp	6.350	03/01/11	A2	1,066,249
500,000		United Technologies Corp	4.875	11/01/06	A2	501,217

		TOTAL TRANSPORTATION EQUIPMENT				4,908,442

WHOLESALE TRADE-NONDURABLE GOODS - 0.10%
500,000		Sysco Corp	5.375	09/21/35	A1	493,558

		TOTAL WHOLESALE TRADE-NONDURABLE GOODS				493,558

		TOTAL CORPORATE BONDS				152,958,208
		(Cost $153,395,920)

GOVERNMENT BONDS - 65.81%

AGENCY SECURITIES - 18.58%
10,000,000	d	Federal Farm Credit Bank (FFCB)	2.250	09/01/06	Aaa	9,844,500
5,000,000	d	FFCB	3.000	12/17/07	Aaa	4,845,111
3,000,000		Federal Home Loan Mortgage Corp (FHLMC)	3.500	04/28/08	Aaa	2,919,051
2,000,000		FHLMC	3.000	05/13/08	Aaa	1,922,050
6,052,000		FHLMC	3.750	04/15/07	Aaa	5,983,076
500,000		FHLMC	4.260	07/19/07	Aaa	496,256
1,500,000		FHLMC	4.625	09/15/08	Aaa	1,489,107
2,000,000		FHLMC	3.500	05/21/08	Aaa	1,944,100
3,000,000		FHLMC	3.550	11/15/07	Aaa	2,935,642
2,990,000		FHLMC	5.875	03/21/11	Aa2	3,112,195
3,000,000		FHLMC	6.250	03/05/12	Aa2	3,047,210
6,000,000		FHLMC	7.000	03/15/10	Aaa	6,511,210
3,000,000		Federal National Mortgage Association (FNMA)	2.625	11/15/06	Aaa	2,946,765
3,000,000		FNMA	3.875	05/15/07	Aaa	2,968,438
2,500,000		FNMA	4.125	01/30/12	Aaa	2,391,855
10,300,000		FNMA	7.125	06/15/10	Aaa	11,269,894
6,000,000		FNMA	5.250	08/01/12	Aa2	6,064,037
1,000,000		FNMA	6.210	08/06/38	Aaa	1,190,805
1,000,000		FNMA	4.000	02/25/19	NR	914,375
500,000		FNMA	2.000	08/17/12	Aaa	418,921
3,000,000		FNMA (Step Bond, 2.600% - 6.125% until 04/28/06)	2.600	04/28/09	Aaa	2,980,098
1,000,000		FNMA	4.625	01/15/08	Aaa	999,289
3,000,000		FNMA	6.375	06/15/09	AAA	3,155,644
969,393		Freddie Mac Reference REMIC	5.125	10/15/15	NR	962,457
8,514,000		Housing Urban Development	4.790	08/01/11	NR	8,513,685

		TOTAL AGENCY SECURITIES				89,825,771

FOREIGN GOVERNMENT BONDS - 2.74%
500,000		Brazilian Government International Bond	10.500	07/14/14	Ba3	612,750
1,000,000		Canada Government International Bond	6.750	08/28/06	Aaa	1,013,505

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

					MOODY'S
				MATURITY	RATING
PRINCIPAL			RATE	DATE	(Unaudited)	VALUE

$ 250,000		Chile Government International Bond	5.500	01/15/13	Baa1	$256,300
500,000		China Development Bank	5.000	10/15/15	A2	489,775
250,000		Development Bank of Japan	4.250	06/09/15	Aaa	239,852
500,000		Egypt Government AID Bonds	4.450	09/15/15	Aaa	488,172
250,000		European Investment Bank	4.000	03/03/10	Aaa	243,875
500,000		Federal Republic of Germany	3.875	06/01/10	Aaa	488,069
500,000		Inter-American Development Bank	4.375	09/20/12	Aaa	489,249
500,000		International Finance Corp	3.750	06/30/09	Aaa	485,915
500,000		Italy Government International Bond	4.500	01/21/15	NR	484,817
1,000,000		Italy Government International Bond	6.875	09/27/23	Aa2	1,193,395
250,000		Korea Development Bank	5.750	09/10/13	A3	258,928
250,000		Mexico Government International Bond	6.375	01/16/13	Baa1	265,750
879,000		Mexico Government International Bond	5.875	01/15/14	Baa1	911,084
500,000		d Mexico Government International Bond	6.750	09/27/34	Baa1	545,000
500,000		Province of Manitoba Canada	4.450	04/12/10	Aa2	496,100
2,500,000		Province of Ontario	2.650	12/15/06	Aa2	2,453,705
500,000		Province of Ontario	4.500	02/03/15	Aa2	488,704
500,000		Province of Quebec Canada	4.600	05/26/15	A1	488,077
500,000		Province of Saskatchewan Canada	7.375	07/15/13	Aa2	582,715
250,000		Turkey Government International Bond	7.375	02/05/25	Ba3	258,125

		TOTAL FOREIGN GOVERNMENT BONDS				13,233,862

MORTGAGE BACKED SECURITIES - 33.96%
818,021		Federal Home Loan Mortgage Corp (FHLMC)	6.000	04/15/30		820,141
687,697		FHLMC	6.000	12/15/30		697,450
93,823		Federal Home Loan Mortgage Corp Gold (FGLMC)	7.000	09/01/10		97,040
201,660		FGLMC	6.500	12/01/16		207,240
602,765		FGLMC	5.000	05/01/18		597,617
1,197,986	d	FGLMC	5.000	06/01/18		1,187,755
2,896,938		FGLMC	4.500	11/01/18		2,825,439
1,771,211		FGLMC	5.500	01/01/19		1,782,430
137,851		FGLMC	7.000	10/01/20		144,053
399,594	d	FGLMC	6.500	01/01/29		411,189
50,953		FGLMC	8.000	01/01/31		54,344
1,165,232		FGLMC	6.000	11/01/33		1,178,240
5,050,503		FGLMC	5.500	12/01/33		5,017,614
2,794,920		FGLMC	5.000	01/01/34		2,715,578
1,150,013		FGLMC	4.500	10/01/34		1,086,278
921,033		FGLMC	5.500	12/01/34		913,481
2,171,916		FGLMC	5.500	03/01/35		2,152,460
2,899,427		FGLMC	6.000	05/01/35		2,928,724
1,293,230		FGLMC	5.500	06/01/35		1,281,646
2,996,173		FGLMC	5.500	06/01/35		2,969,333
949,673	h	FGLMC	5.000	07/01/35		919,402
1,000,000	h	Federal National Mortgage Association (FNMA)	4.000	02/16/06		954,375
1,328,613		FNMA	6.306	12/01/08		1,347,966
105,904		FNMA	5.000	06/01/13		105,617
3,376,455		FNMA	4.772	02/01/14		3,329,121
2,955,762		FNMA	4.640	11/01/14		2,879,347
489,023		FNMA	4.560	01/01/15		475,202

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 432,097	d	FNMA	6.500	10/01/16	$444,514
170,493		FNMA	6.500	11/01/16	175,393
502,340		FNMA	6.000	11/01/17	513,498
362,252		FNMA	6.000	01/01/18	370,299
409,970		FNMA	6.000	02/01/18	419,067
347,158		FNMA	6.500	02/01/18	357,012
10,000,000	h	FNMA	5.500	02/25/18	10,050,000
594,576		FNMA	5.500	04/01/18	598,524
204,768		FNMA	5.500	05/01/18	206,128
295,710	d	FNMA	6.000	01/01/19	301,387
10,000,000	h	FNMA	4.500	02/25/19	9,725,000
1,837,657		FNMA	4.500	04/01/19	1,790,922
76,671		FNMA	8.000	03/01/23	81,946
1,026,476		FNMA	5.500	02/01/24	1,026,680
2,357,246		FNMA	5.500	07/01/24	2,354,119
37,826		FNMA	9.000	11/01/25	41,399
13,122		FNMA	9.000	10/01/26	14,384
38,393		FNMA	7.500	01/01/29	40,323
3,750,324		FNMA	6.500	04/01/32	3,854,325
635,955	d	FNMA	7.000	07/01/32	663,659
248,367		FNMA	5.000	02/01/33	241,518
2,865,184		FNMA	5.500	04/01/33	2,844,174
1,675,831		FNMA	5.500	06/01/33	1,663,542
1,217,756		FNMA	5.500	07/01/33	1,208,827
1,580,474		FNMA	4.500	08/01/33	1,494,046
1,156,059		FNMA	5.000	08/01/33	1,124,176
1,651,304		FNMA	4.500	10/01/33	1,561,002
744,506		FNMA	5.000	10/01/33	723,974
763,927		FNMA	5.000	10/01/33	742,859
1,562,974		FNMA	5.000	11/01/33	1,519,869
1,528,258		FNMA	5.000	11/01/33	1,486,111
1,543,408		FNMA	5.000	11/01/33	1,500,843
690,784		FNMA	5.500	12/01/33	685,719
685,481		FNMA	5.500	12/01/33	680,455
1,249,271		FNMA	5.500	12/01/33	1,240,110
784,689		FNMA	5.500	01/01/34	778,936
303,132		FNMA	5.000	03/01/34	294,772
371,743		FNMA	5.000	03/01/34	361,491
1,508,243		FNMA	5.000	03/01/34	1,466,648
370,913		FNMA	5.000	03/01/34	360,684
3,618,462		FNMA	4.350	03/25/34	3,471,752
2,339,123		FNMA	5.000	04/01/34	2,271,038
3,479,217		FNMA	6.500	09/01/34	3,569,371
939,542		FNMA	5.500	01/01/35	931,241
4,113,057		FNMA	5.500	02/01/35	4,076,719
1,000,000	h	FNMA	5.000	02/25/35	968,125
5,000,000	h	FNMA	6.000	02/25/35	5,039,060
2,852,758		FNMA	5.000	02/25/35	2,825,854
5,316,993		FNMA	5.500	04/01/35	5,266,040
5,529,779		FNMA	5.500	05/01/35	5,476,787
4,710,714		FNMA	5.500	05/01/35	4,665,572
3,754,109		FNMA	6.000	05/01/35	3,789,695

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 298,387		FNMA	7.500	06/01/35	$312,530
817,316		FNMA	6.000	07/01/35	825,064
7,128,750		FNMA	6.000	08/01/35	7,196,324
2,976,212		FNMA	5.000	10/01/35	2,883,825
5,000,000	h	Government National Mortgage Association (GNMA)	5.000	01/23/06	4,932,810
5,000,000	h	GNMA	5.500	01/23/06	5,029,690
126,758		GNMA	6.500	09/15/23	132,741
77,565		GNMA	7.500	11/15/23	82,117
6,717		GNMA	7.500	08/15/28	7,072
101,376		GNMA	6.500	12/15/28	106,150
208,320		GNMA	6.500	03/15/29	217,994
92,631		GNMA	8.500	10/20/30	99,620
29,480		GNMA	7.000	06/20/31	30,749
3,369,517		GNMA	5.000	09/15/33	3,330,077
646,053		GNMA	5.500	11/20/33	649,516
913,300		GNMA	5.500	03/20/35	917,296
989,163	v	Washington Mutual, Inc Series 2005-AR15 (Class A1A1)	4.639	11/25/45	988,854

		TOTAL MORTGAGE BACKED SECURITIES			164,181,100

U.S. TREASURY SECURITIES - 10.53%
22,635,000	d	United States Treasury Bond	8.000	11/15/21	31,193,293
5,060,000		United States Treasury Bond	5.375	02/15/31	5,686,984
1,821,840	k	United States Treasury Inflation Indexed Bonds	3.875	01/15/09	1,915,774
500,000		United States Treasury Note	2.875	11/30/06	493,045
200,000		United States Treasury Note	4.000	09/30/07	198,628
700,000		United States Treasury Note	4.250	10/31/07	698,033
7,500,000		United States Treasury Note	4.250	11/30/07	7,479,000
1,270,000		United States Treasury Note	3.375	02/15/08	1,243,978
190,000		United States Treasury Note	4.375	11/15/08	190,059
1,500,000	d	United States Treasury Note	6.000	08/15/09	1,581,211
200,000		United States Treasury Note	4.500	11/15/10	201,140

		TOTAL U.S. TREASURY SECURITIES			50,881,145

		TOTAL GOVERNMENT BONDS			318,121,878
		(Cost $320,411,428)

		TOTAL BONDS			471,080,086
		(Cost $473,807,348)

SHARES

TIAA-CREF MUTUAL FUNDS - 0.72%
386,042		TIAA-CREF High-Yield Bond Fund			3,501,406

		TOTAL TIAA-CREF MUTUAL FUNDS			3,501,406
		(Cost $3,625,930)

TIAA-CREF MUTUAL FUNDS - Bond Plus Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 8.64%
COMMERCIAL PAPER - 2.99%
$ 4,445,000	c	Morgan Stanley Dean Witter	4.370	01/04/06	$4,444,467
5,000,000	c	Rabobank USA Finance Corp	4.280	01/05/06	4,998,800
5,000,000	c	Societe Generale North America, Inc	4.270	01/03/06	5,000,000

		TOTAL COMMERCIAL PAPER			14,443,267

U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES - 5.65%
15,730,000		Federal Home Loan Bank (FHLB)	3.400	01/03/06	15,724,145
11,675,000		Federal National Mortgage Association (FNMA)	4.240	02/21/06	11,608,219

		TOTAL U.S GOVERNMENT AND AGENCIES DISCOUNT NOTES			27,332,364

		TOTAL SHORT-TERM INVESTMENTS			41,775,631
		(Cost $41,771,713)

		TOTAL PORTFOLIO - 106.81%			516,357,123
		(Cost $519,204,991)

		OTHER ASSETS & LIABILITIES, NET - (6.81%)			(32,940,333)

		NET ASSETS - 100.00%			$483,416,790

	c	Commercial Paper issued under the Private Placement exemption under Section 4(2) of the Securities Act of 1933.
	d	All or a portion of these securities have been segregated by the custodian to cover securities purchased on a delayed delivery basis.
	g	Security is exempt from registration under Rule 144 (A) of the Securities Act of 1933 and may be resold in transactions
		exempt from registration to qualified institutional buyers.
		At December 31, 2005, the value of these securities amounted to $4,924,659 or 1.02% of net assets.
	h	These securities were purchased on a delayed delivery basis.
	k	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
	v	Security valued at fair value.

		ABBREVIATION:
		NR - Not Rated

		For ease of presentation,we have grouped a number of industry classification categories together in the
		Statement of Investments. Note that the Funds use more specific industry categories in following
		their investment limitations on industry concentration.

		At December 31, 2005, the aggregate cost of portfolio investments for federal income tax purposes was $519,370,643.
		Net unrealized depreciation of portfolio investments aggregated $3,013,520 of which $2,885,810 related to appreciated
		portfolio investments and $5,899,330 related to depreciated portfolio investments.

TIAA-CREF MUTUAL FUNDS - Money Market Fund

TIAA-CREF MUTUAL FUNDS
MONEY MARKET FUND
STATEMENT OF INVESTMENTS
December 31, 2005
				MATURITY
PRINCIPAL			RATE	DATE	VALUE

SHORT-TERM INVESTMENTS - 99.88%

CERTIFICATES OF DEPOSIT - 6.33%
$ 1,885,000		American Express Centurion Bank	4.310	01/19/06	$1,885,009
3,000,000		Barclays Bank, plc	4.420	03/14/06	3,000,059
4,000,000		Caylon	4.345	02/09/06	4,000,065
5,000,000		Regions Bank (Alabama)	4.150	01/10/06	5,000,000
2,695,000		Regions Bank (Alabama)	4.180	01/30/06	2,695,000
2,000,000		Regions Bank (Alabama)	4.320	02/28/06	2,000,000
3,000,000		Royal Bank of Canada	4.285	01/31/06	3,000,037
3,000,000		Suntrust Bank, NA	4.220	02/27/06	3,000,000
3,765,000		Toronto Dominion Bank	4.000	02/27/06	3,765,000
3,000,000		Wells Fargo	4.280	01/25/06	3,000,000
5,000,000	c	Wells Fargo	4.300	01/27/06	5,000,000
3,500,000		Wells Fargo	4.320	02/09/06	3,500,000

		TOTAL CERTIFICATES OF DEPOSIT			39,845,170

COMMERCIAL PAPER - 88.22%
5,000,000	c	Alabama Power Co	4.250	01/12/06	4,993,682
5,955,000		American Honda Finance Corp	4.060	01/18/06	5,943,583
3,650,000		American Honda Finance Corp	4.090	01/23/06	3,640,877
1,940,000		American Honda Finance Corp	4.120	01/26/06	1,934,449
5,000,000	c	Atlantis One Funding Corp	4.040	01/17/06	4,991,022
2,000,000	c	Atlantis One Funding Corp	4.140	01/24/06	1,994,710
5,000,000	c	Atlantis One Funding Corp	4.205	02/08/06	4,977,807
1,000,000	c	Atlantis One Funding Corp	4.440	04/03/06	988,764
1,000,000	c	Atlantis One Funding Corp	4.250	04/24/06	986,660
4,000,000		Barclays U.S. Funding Corp	4.370	02/24/06	3,974,560
1,000,000	c	Beta Finance, Inc	4.090	01/09/06	999,102
2,000,000	c	Beta Finance, Inc	4.160	01/12/06	1,997,458
1,000,000	c	Beta Finance, Inc	4.170	02/02/06	996,293
2,000,000	c	Caylon North America, Inc	4.120	01/09/06	1,998,198
2,725,000	c	Caylon North America, Inc	4.220	02/08/06	2,712,862
2,665,000	c	CC (USA), Inc	4.000	01/13/06	2,661,598
2,700,000	c	CC (USA), Inc	3.890	01/20/06	2,694,478
1,000,000	c	CC (USA), Inc	4.180	01/30/06	996,618
1,000,000	c	CC (USA), Inc	3.890	02/15/06	995,138
5,600,000	c	CC (USA), Inc	4.260	02/17/06	5,568,270
1,000,000	c	CC (USA), Inc	4.270	02/21/06	993,951
3,205,000	c	CC (USA), Inc	4.380	03/22/06	3,173,805
4,000,000		Ciesco Lp	4.200	01/11/06	3,995,333
2,192,000	c	Ciesco Lp	4.280	01/23/06	2,186,267

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 5,000,000	c	Ciesco Lp	4.300	02/06/06	$4,978,858
5,000,000	c	Ciesco Lp	4.340	02/10/06	4,975,889
7,250,000		Citigroup Funding, Inc	4.160	01/11/06	7,241,622
8,000,000		Citigroup Funding, Inc	4.130	01/24/06	7,978,891
5,570,000		Citigroup Funding, Inc	4.140	01/27/06	5,553,346
3,945,000		Citigroup Funding, Inc	4.230	02/13/06	3,925,068
1,200,000	c	Corporate Asset Funding Corp, Inc	4.200	01/06/06	1,199,330
3,140,000	c	Corporate Asset Funding Corp, Inc	4.140	01/12/06	3,135,999
4,000,000	c	Corporate Asset Funding Corp, Inc	4.150	01/18/06	3,992,142
3,000,000	c	Corporate Asset Funding Corp, Inc	4.350	02/16/06	2,983,325
1,200,000	c	Corporate Asset Funding Corp, Inc	4.360	02/17/06	1,193,185
1,975,000	c	Danske Corp	4.190	01/26/06	1,969,253
1,000,000	c	Danske Corp	4.270	01/31/06	996,500
3,000,000	c	Danske Corp	4.340	02/06/06	2,987,220
2,900,000	c	Danske Corp	4.220	02/07/06	2,887,791
3,000,000	c	Danske Corp	4.330	02/13/06	2,984,484
2,000,000	c	Dorada Finance, Inc	3.900	01/23/06	1,995,233
2,000,000	c	Dorada Finance, Inc	4.320	01/26/06	1,994,000
4,000,000	c	Dorada Finance, Inc	3.980	01/30/06	3,987,176
3,000,000	c	Dorada Finance, Inc	4.250	02/16/06	2,983,708
3,000,000	c	Dorada Finance, Inc	4.290	02/23/06	2,981,412
5,100,000	c	Dorada Finance, Inc	4.350	02/27/06	5,065,116
4,000,000	c	Dorada Finance, Inc	4.315	03/02/06	3,971,233
1,950,000	c	Dorada Finance, Inc	4.380	03/28/06	1,929,597
3,000,000	c	Edison Asset Securitization, LLC	3.720	01/04/06	2,999,070
1,975,000	c	Edison Asset Securitization, LLC	4.190	01/17/06	1,971,322
5,075,000	c	Edison Asset Securitization, LLC	4.340	02/08/06	5,051,751
500,000	c	Edison Asset Securitization, LLC	4.360	02/22/06	496,991
3,555,000	c	Edison Asset Securitization, LLC	4.370	03/13/06	3,524,010
5,000,000		Fcar Owner Trust I	4.270	01/13/06	4,992,883
5,000,000		Fcar Owner Trust I	4.340	02/08/06	4,977,094
4,380,000		General Electric Capital Corp	4.090	01/19/06	4,371,043
525,000		General Electric Capital Corp	3.940	01/26/06	523,564
10,000,000		General Electric Capital Corp	4.230	02/02/06	9,962,844
4,500,000		General Electric Capital Corp	4.220	02/13/06	4,476,726
360,000		General Electric Capital Corp	4.520	06/27/06	352,000
1,500,000		General Electric Capital Corp	4.520	06/28/06	1,466,477
2,160,000		Goldman Sachs Group, Lp	4.270	02/23/06	2,146,421
2,500,000	c	Govco, Inc	4.040	01/09/06	2,497,756
2,855,000	c	Govco, Inc	4.080	01/18/06	2,849,538
5,000,000	c	Govco, Inc	4.060	01/19/06	4,989,850
3,500,000	c	Govco, Inc	4.110	01/23/06	3,491,145
6,000,000	c	Govco, Inc	4.230	01/25/06	5,983,447
1,000,000	c	Govco, Inc	4.310	03/06/06	992,338
1,200,000	c	Govco, Inc	4.500	05/15/06	1,180,039
5,000,000	c	Grampian Funding LLC	3.740	01/09/06	4,995,844
1,000,000	c	Grampian Funding LLC	4.060	01/18/06	998,083
2,000,000	c	Grampian Funding LLC	4.110	01/26/06	1,994,292
1,000,000	c	Grampian Funding LLC	4.040	02/01/06	996,521
2,000,000	c	Grampian Funding LLC	4.170	02/02/06	1,992,587
1,000,000	c	Grampian Funding LLC	4.170	02/21/06	994,093

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 4,436,000	c	Greyhawk Funding LLC	3.960	01/20/06	$4,426,120
2,074,000	c	Greyhawk Funding LLC	4.140	01/23/06	2,068,651
8,728,000	c	Greyhawk Funding LLC	4.310	01/30/06	8,697,697
3,550,000	c	Greyhawk Funding LLC	4.270	02/14/06	3,531,549
1,470,000	c	Harley-Davidson Funding Corp	4.080	01/05/06	1,469,345
2,145,000	c	Harley-Davidson Funding Corp	4.260	02/01/06	2,137,131
1,000,000	c	Harley-Davidson Funding Corp	4.270	02/08/06	995,493
6,200,000	c	Harley-Davidson Funding Corp	4.300	02/09/06	6,171,118
2,890,000	c	Harrier Finance Funding LLC	4.250	01/11/06	2,886,588
2,200,000	c	Harrier Finance Funding LLC	3.930	01/25/06	2,194,328
7,000,000	c	Harrier Finance Funding LLC	4.200	02/15/06	6,963,250
3,000,000	c	Harrier Finance Funding LLC	3.880	03/01/06	2,980,923
2,000,000	c	Harrier Finance Funding LLC	4.370	03/06/06	1,984,462
1,100,000	c	HBOS Treasury Services plc	4.330	02/07/06	1,095,105
1,300,000	c	HBOS Treasury Services plc	4.270	02/10/06	1,293,908
3,000,000	c	HBOS Treasury Services plc	4.200	02/15/06	2,984,250
2,400,000	c	HBOS Treasury Services plc	4.270	02/21/06	2,385,482
5,000,000	c	HBOS Treasury Services plc	4.280	02/22/06	4,970,377
5,000,000	c	HBOS Treasury Services plc	4.350	03/06/06	4,961,333
2,000,000	c	HBOS Treasury Services plc	4.390	03/15/06	1,982,392
3,122,000	c	HBOS Treasury Services plc	4.410	03/16/06	3,094,032
5,000,000		HSBC Finance Corp	4.240	01/30/06	4,983,285
10,000,000		HSBC Finance Corp	4.240	01/31/06	9,964,667
8,145,000		HSBC Finance Corp	4.330	02/14/06	8,101,895
5,000,000	c	IBM Capital, Inc	4.360	03/08/06	4,961,164
4,435,000	c	Kitty Hawk Funding Corp	4.220	01/20/06	4,425,122
2,000,000	c	Links Finance LLC	4.230	02/09/06	1,990,835
1,500,000	c	Links Finance LLC	4.300	02/10/06	1,492,833
3,000,000	c	Links Finance LLC	4.380	03/08/06	2,975,910
2,060,000		Paccar Financial Corp	3.970	01/09/06	2,058,183
5,000,000		Paccar Financial Corp	4.020	01/12/06	4,993,858
2,100,000		Paccar Financial Corp	4.080	01/17/06	2,096,235
2,866,000		Paccar Financial Corp	4.160	02/01/06	2,855,733
2,895,000		Paccar Financial Corp	4.210	02/07/06	2,882,937
2,175,000		Paccar Financial Corp	4.340	02/28/06	2,159,792
730,000		Paccar Financial Corp	4.380	03/14/06	723,605
2,600,000	c	Park Avenue Receivables Corp	4.290	01/04/06	2,599,071
5,000,000	c	Park Avenue Receivables Corp	4.300	01/24/06	4,986,264
10,000,000	c	Park Avenue Receivables Corp	4.300	01/26/06	9,970,139
3,346,000	c	Pfizer Investment Capital plc	4.255	01/24/06	3,337,098
5,000,000	c	Preferred Receivables Funding	4.130	01/06/06	4,997,132
5,640,000	c	Preferred Receivables Funding	4.300	01/09/06	5,634,611
1,383,000	c	Preferred Receivables Funding	4.200	01/20/06	1,379,934
2,000,000	c	Private Export Funding Corp	4.120	01/10/06	1,997,940
6,955,000	c	Private Export Funding Corp	4.170	02/07/06	6,925,192
2,000,000	c	Private Export Funding Corp	4.080	02/13/06	1,990,253
2,000,000	c	Private Export Funding Corp	4.300	03/09/06	1,983,994
5,000,000	c	Private Export Funding Corp	4.500	06/07/06	4,904,239
5,000,000	c	Private Export Funding Corp	4.460	06/08/06	4,903,192
1,500,000	c	Procter & Gamble Co	4.200	01/03/06	1,499,650
5,000,000	c	Procter & Gamble Co	4.025	01/10/06	4,994,969
4,000,000	c	Procter & Gamble Co	4.020	01/17/06	3,993,079

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 1,500,000	c	Procter & Gamble Co	4.090	01/26/06	$1,495,740
4,300,000		Rabobank USA Finance Corp	4.050	01/03/06	4,299,031
3,500,000		Rabobank USA Finance Corp	4.210	01/20/06	3,492,223
6,691,000		Ranger Funding Co LLC	4.190	01/04/06	6,688,667
5,000,000		Ranger Funding Co LLC	4.190	01/05/06	4,997,644
2,258,000	c	Ranger Funding Co LLC	4.250	01/06/06	2,256,667
1,521,000	c	Ranger Funding Co LLC	4.270	01/13/06	1,518,835
4,365,000	c	Ranger Funding Co LLC	4.290	01/17/06	4,357,095
3,700,000	c	Ranger Funding Co LLC	4.300	01/25/06	3,689,393
3,870,000	c	Royal Bank of Scotland plc	4.200	01/31/06	3,856,455
5,000,000	c	Royal Bank of Scotland plc	4.290	02/06/06	4,978,550
1,000,000	c	Scaldis Capital LLC	4.300	01/17/06	998,089
3,800,000	c	Scaldis Capital LLC	4.130	01/25/06	3,789,309
2,000,000	c	Scaldis Capital LLC	4.200	02/03/06	1,992,300
1,890,000	c	Scaldis Capital LLC	4.210	03/27/06	1,871,213
1,465,000	c	Scaldis Capital LLC	4.420	05/19/06	1,440,178
6,000,000	c	Sheffield Receivables Corp	4.180	01/13/06	5,991,640
1,190,000	c	Sheffield Receivables Corp	4.300	01/19/06	1,187,442
2,000,000	c	Sheffield Receivables Corp	4.305	01/23/06	1,994,738
5,000,000		Shell International Finance BV	4.390	03/31/06	4,947,656
2,000,000	c	Sherwin-Williams Co	4.070	02/07/06	1,991,613
1,850,000	c	Sigma Finance, Inc	4.100	01/13/06	1,847,472
1,500,000	c	Sigma Finance, Inc	4.380	02/21/06	1,490,693
3,000,000	c	Sigma Finance, Inc	4.310	02/22/06	2,981,689
2,000,000	c	Sigma Finance, Inc	4.340	02/27/06	1,986,257
2,000,000	c	Sigma Finance, Inc	3.940	03/01/06	1,987,086
2,000,000	c	Sigma Finance, Inc	4.400	05/08/06	1,968,956
3,915,000		Societe Generale North America, Inc	4.250	02/03/06	3,899,790
735,000		Societe Generale North America, Inc	4.410	03/06/06	729,238
8,625,000		Societe Generale North America, Inc	4.400	03/20/06	8,542,401
1,665,000		Societe Generale North America, Inc	4.430	04/12/06	1,644,306
1,500,000	c	UBS Finance, (Delaware), Inc	4.230	01/18/06	1,497,004
2,855,000		UBS Finance, (Delaware), Inc	4.270	01/26/06	2,846,863
4,000,000		UBS Finance, (Delaware), Inc	4.240	01/27/06	3,988,043
5,000,000		UBS Finance, (Delaware), Inc	4.280	02/01/06	4,981,907
1,500,000		UBS Finance, (Delaware), Inc	4.320	02/22/06	1,490,640
4,821,000		UBS Finance, (Delaware), Inc	4.360	02/28/06	4,787,396
400,000		UBS Finance, (Delaware), Inc	4.440	04/19/06	394,672
5,000,000	c	Variable Funding Capital Corp	4.000	01/05/06	4,997,778
5,000,000	c	Variable Funding Capital Corp	4.260	02/06/06	4,978,700
1,485,000		Washington Gas Light Co	4.240	01/19/06	1,481,852
2,000,000	c	Yorktown Capital, LLC	4.350	01/03/06	1,999,586
1,944,000	c	Yorktown Capital, LLC	4.235	01/09/06	1,942,142
1,053,000	c	Yorktown Capital, LLC	4.170	01/30/06	1,049,344

		TOTAL COMMERCIAL PAPER			554,938,230

U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES - 1.67%
5,000,000		Fannie Mae Discount Notes	3.960	02/15/06	4,974,341
350,000		Fannie Mae Discount Notes	4.310	03/08/06	347,234

TIAA-CREF MUTUAL FUNDS - Money Market Fund

				MATURITY
PRINCIPAL			RATE	DATE	VALUE

$ 285,000		Fannie Mae Discount Notes	3.910	03/31/06	$282,245
2,000,000		Federal Home Loan Bank Discount Notes	4.220	02/10/06	1,990,784
299,000		Freddie Mac Discount Notes	3.910	01/03/06	298,940
945,000		Freddie Mac Discount Notes	3.890	03/15/06	937,527
1,690,000		Freddie Mac Discount Notes	4.230	03/17/06	1,675,794

		TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES			10,506,865

VARIABLE NOTES - 3.66%
5,000,000		Barclays Bank, plc	4.329	08/30/06	4,999,349
3,000,000		Paccar Financial Corp	4.420	12/20/06	2,998,569
5,000,000		Suntrust Bank NA	4.350	05/17/06	5,000,694
5,000,000		Toyota Motor Credit Corp	4.300	10/10/06	4,999,892
5,000,000		U.S. Bancorp	4.491	09/29/06	5,000,114

		TOTAL VARIABLE NOTES			22,998,618

		TOTAL SHORT-TERM INVESTMENTS			628,288,883
		(Cost $628,288,883)

		TOTAL PORTFOLIO - 99.88%			628,288,883
		(Cost $628,288,883)

		OTHER ASSETS & LIABILITIES, NET - 0.12%			738,761

		NET ASSETS - 100.00%			$629,027,644

	c	Commerical Paper issued under the Private Placement exemption under Section 4(2) of the
		Securities Act of 1933, as amended.

		For ease of presentation, we have grouped a number of industry classification categories
		together in the Statement of investments. Note that the Funds use more specific industry
		categories in following their investment limitations on industry concentration.

		The cost of portfolio investments for federal income tax purposes is substantially the same
		as the amounts disclosed above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

     (a) Evaluation of disclosure controls and procedures. An evaluation was performed within 90 days from the date hereof under the supervision of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the registrant’s management, including the principal executive officer and principal financial officer, concluded that the registrant’s disclosure controls and procedures were effective for this semi-annual reporting period.

     (b) Changes in internal controls. There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant's first fiscal half-year that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.CODE ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification.(EX-99.906CERT)

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIAA-CREF MUTUAL FUNDS

Date:	February 13, 2006	By:	/s/Bertram L. Scott

Bertram L. Scott
Executive Vice President

             Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	February 13, 2006	By:	/s/ Bertram L. Scott

Bertram L. Scott
Executive Vice President
(principal executive officer)

Date:	February 13, 2006	By:	/s/ Russell G. Noles

Russell G. Noles
Vice President and Acting Chief Financial Officer
(acting principal financial officer)

EXHIBIT LIST

Item 12. Exhibits.

12(a)(1) Code of Ethics (EX-99.CODE ETH)

12(a)(2)(i) Section 302 certification of the principal executive officer (EX-99.CERT)

12(a)(2)(ii) Section 302 certification of the principal financial officer (EX-99.CERT)

12(b) Section 906 certification (EX-99.906CERT)